UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-05309

Nuveen Investment Funds, Inc.

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: October 31

Date of reporting period: October 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Mutual Funds

Nuveen Index Funds

Annual Report October 31, 2015

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class R3	Class I

Nuveen Equity Index Fund	FAEIX	FCEIX	FADSX	FEIIX
Nuveen Mid Cap Index Fund	FDXAX	FDXCX	FMCYX	FIMEX
Nuveen Small Cap Index Fund	FMDAX	FPXCX	ARSCX	ASETX

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Table

of Contents

Nuveen Investments	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

For better or for worse, the financial markets spent most of the past year waiting for the U.S. Federal Reserve (Fed) to end its accommodative monetary policy. The policy has propped up stock and bond markets since the Great Recession, but the question remains: how will markets behave without its influence? This uncertainty was a considerable source of volatility for stock and bond prices for much of 2015, despite the Fed carefully conveying its intention to raise rates slowly and only when the economy shows evidence of readiness.

As was widely expected, the long-awaited Fed rate hike materialized in mid-December. While the move was interpreted as a vote of confidence on the economy’s underlying strength, the Fed emphasized that future rate increases will be gradual and guided by its ongoing assessment of financial conditions. How efficiently the financial markets process the confluence of rising borrowing costs, softer commodity prices, stubbornly low U.S. inflation, and a strong U.S. dollar, against a backdrop of anemic global economic growth, remains to be seen.

Nevertheless, the global recovery continues to be led by the United States. Policy makers in Europe and Japan are deploying their available tools to try to bolster their economies’ fragile growth, while Chinese authorities have stepped up efforts to manage China’s slowdown. With sentiment regarding China growing increasingly bearish and the Fed now working toward normalizing its interest-rate policy, the actions of the world’s central banks remain under intense scrutiny.

In the meantime, asset prices could continue to churn as risks both known and unknown begin to emerge. In times like these, you can look to a professional investment manager with the experience and discipline to maintain the proper perspective on short-term events. And if the daily headlines do concern you, I encourage you to reach out to your financial advisor. Your financial advisor can help you evaluate your investment strategies in light of current events, your time horizon and risk tolerance.

On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

December 21, 2015

4	Nuveen Investments

Portfolio Managers’

Comments

Nuveen Equity Index Fund

Nuveen Mid Cap Index Fund

Nuveen Small Cap Index Fund

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments, Inc. During this reporting period, David A. Friar and Michael N. Lindh, CFA and CPA, were the portfolio managers for the Funds. David has managed the Nuveen Equity Index Fund since 2000 and the Nuveen Mid Cap Index Fund and the Nuveen Small Cap Index Fund since 2001. Michael was named co-manager of all three Funds in 2014.

On the following pages, the portfolio managers discuss economic and market conditions, key investment strategies and the Funds’ performance for the twelve-month reporting period ended October 31, 2015.

What factors affected the U.S. economy and the financial markets during the twelve-month reporting period ended October 31, 2015?

During this reporting period, the U.S. economy continued to expand at a moderate pace. The Federal Reserve (Fed) maintained efforts to bolster growth and promote progress toward its mandates of maximum employment and price stability by holding the benchmark fed funds rate at the record low level of zero to 0.25% that it established in December 2008, a level that remained in place until December 2015 when the Fed increased its benchmark rate to a range of 0.25% to 0.50% (subsequent to the close of this reporting period). At its October 2014 meeting, the Fed announced that it would end its bond-buying stimulus program as of November 1, 2014, after tapering its monthly asset purchases of mortgage-backed and longer-term Treasury securities from the original $85 billion per month to $15 billion per month over the course of seven consecutive meetings (December 2013 through September 2014). In making the announcement, the Fed cited substantial improvement in the labor market as well as sufficient underlying strength in the broader economy to support ongoing progress toward maximum employment in a context of price stability. The Fed also reiterated that it would continue to look at a wide range of factors, including labor market conditions, indicators of inflationary pressures and readings on financial developments, in determining future actions. Additionally, the Fed stated that it would likely maintain the current target range for the fed funds rate for a considerable time, especially if projected inflation continued to run below the Fed’s 2% longer run goal. However, if economic data shows faster progress, the Fed indicated that it could raise the fed funds rate sooner than expected.

The Fed changed its language slightly in December 2014, indicating it would be “patient” in normalizing monetary policy. This shift helped ease investors’ worries that the Fed might raise rates too soon. However, as employment data released early in 2015 continued to look strong, anticipation began building that the Fed could raise its main policy rate as soon as June. As widely expected, after its March meeting, the Fed eliminated “patient” from its statement, but also highlighted the policymakers’ less optimistic view of the economy’s overall health as well as downgraded their inflation projections. The Fed’s April meeting seemed to further signal that a June rate hike was off the table. While the Fed attributed the first quarter’s economic weakness to temporary factors, the meeting minutes from April revealed that many Committee members believed the economic data available in June would be insufficient to meet the Fed’s criteria for initiating a rate increase. The June meeting bore out that presumption and the Fed decided to keep the target rate near zero. But the Committee also continued to telegraph the likelihood of at least one rate increase in 2015, which many analysts forecasted for September.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

During the September 2015 meeting, the Fed decided to keep the federal funds rate near zero despite broad speculation that it would increase rates. The Committee said it will keep the rate near zero until the economy has seen further improvement toward reaching the Fed’s goals of maximum employment and inflation approaching 2%. This assessment will take into account a wide range of information, including measures of labor market conditions, indicators of inflation pressures and inflation expectations, and readings on financial and international developments. At the Fed’s October 2015 meeting, the Committee again held steady, while opening the door for a potential December rate hike. (The Fed did raise rates at its December meeting, subsequent to the close of this reporting period.)

The U.S. economy proved to be fairly resilient compared to other economies around the globe, boosted by an improving job market, declining gas prices and low mortgage rates. According to the government’s gross domestic product (GDP) “second” estimate, the U.S. economy increased at a 2.1% annualized rate in the third quarter of 2015, compared with increases of 3.9% in the second quarter, 0.6% in the first quarter of 2015 and 2.2% in the fourth quarter 2014. The deceleration in real GDP in the third quarter primarily reflected a downturn in private inventory investment and decelerations in exports, in nonresidential fixed investment, in state and local government spending and in residential fixed investment that were partly offset by a deceleration in imports. The Consumer Price Index (CPI) increased 0.2% essentially unchanged year-over-year as of October 2015. The core CPI (which excludes food and energy) increased 0.2% during the same period, below the Fed’s unofficial longer term inflation objective of 2.0%. As of October 2015, the U.S. unemployment rate was 5.0%, a figure that is also considered “full employment” by some Fed officials. The housing market continued to post consistent gains as of its most recent reading for September 2015. The average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rose 5.5% for the twelve months ended September 2015 (most recent data available at the time this report was prepared).

Meanwhile, a number of issues weighed on economies across the globe including geopolitical turmoil, weak growth overseas and sharply falling oil prices, which were caused by the faltering global economy and OPEC’s refusal to give up market share. Falling oil prices propelled significant appreciation in the U.S. dollar, which hit a multi-year high versus a basket of other major currencies, supported by the confident Fed and weaker data coming out of Europe, Japan and China. In an effort to improve their economic growth, countries across the globe maintained extraordinarily accommodative monetary policies. The European Central Bank (ECB) launched a massive quantitative easing program via a government bond-buying program that pumped more than 1 trillion euros into the weak eurozone economy, while other central banks around the world enacted more than 30 policy easing actions during the first few months of 2015.

Political drama also dominated the news partway through the reporting period, including the escalating tensions over Greece’s debt issues and aggressive policy intervention by the Chinese government to deflate the country’s stock market bubble. In late June, Greece took front and center in world market headlines with defaults on its payments to the International Monetary Fund and threats of a potential exit from the European Monetary Union (EMU). However, by mid-July, Greece had agreed to austerity measures in return for more bailout funds. Meanwhile, after skyrocketing for nearly a year, China’s stock market suddenly shifted gears in June and embarked on a massive sell-off that quickly spilled over to the rest of the world. Investors pulled money out of Chinese stocks despite efforts by China’s government to stem the tide, including further rate cuts, a 1 trillion yuan bond for infrastructure build-out, new regulations surrounding equity purchases and redemptions and the unexpected devaluation of the yuan currency in mid-August. A number of factors helped fuel the sell-off, including weak Chinese economic data and falling commodity prices. By August 2015, oil prices had fallen to their lowest levels of the reporting period with prices for West Texas Intermediate (WTI) crude dipping below the $40/barrel level for a short time. Following the drop, the price of WTI crude reversed course and ended the reporting period around $47/barrel.

With this backdrop, global volatility spiked across all asset classes during the reporting period. Oil and gas shares, other energy-related stocks and petrocurrencies were hit hard around the world due to dramatically falling commodity prices. In overseas stock markets, news of widespread monetary policy moves across the globe gave equities a boost through May however, in the summer months renewed fears over China and uncertainty about the Fed’s next move hit markets, spurring a massive global sell-off in August. Overall for the reporting period, international equity markets were collectively much weaker than the U.S. market and ended with flat to negative returns. For example, the MSCI EAFE Index returned -0.07% for the twelve-month reporting period. Emerging market stocks experienced even greater headwinds from the strong U.S. dollar, weak Chinese data, the commodity sell-off and Fed uncertainty, significantly underperforming developed market peers. As measured by the MSCI Emerging Markets Index, this segment ended the period with a -14.53% return.

6	Nuveen Investments

In the U.S., equities experienced a correction in August 2015 in connection with the above-mentioned factors and dipped again in late September, before rising back to mid-2015 levels in the final month of the reporting period. The S&P 500® Index ended up posting a return of 5.20% for the twelve-month reporting period. However, the positive overall index results masked the more than 40% spread between the return of the best performing sector, consumer discretionary and the worst performing sector, energy, which fell by more than 19%. Larger, more established companies outperformed riskier, smaller-cap stocks, which continued to be hampered by heightened risk aversion and the pending Fed rate tightening, which will remove liquidity from the market. The small-cap segment produced a 0.34% return as measured by the Russell 2000® Index versus a 4.86% return for the larger-cap Russell 1000® Index. Across the capitalization spectrum, growth stocks outperformed value stocks, particularly in the larger-cap area.

Nuveen Equity Index Fund

How did the Fund perform during the twelve-month reporting period ended October 31, 2015?

The tables in the Fund Performance and Expense Ratios section of this report provide total returns for the Fund for the one-year, five-year and ten-year periods ended October 31, 2015. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV). The Fund’s Class A Shares at NAV performed in line with the Lipper S&P 500® Index Objective Funds Classification Average, but underperformed the S&P 500® Index during the twelve-month reporting period.

What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance?

The Fund’s investment objective is to replicate the return of the S&P 500® Index as closely as possible, with consideration given to turnover costs and fees. S&P/Dow Jones changes the index definition as often as weekly, deleting firms as they are acquired or when the membership committee determines that a firm is no longer representative of the index definition. Additionally, index weights are changed to reflect merger and acquisition activity or share issuance and repurchasing. These changes typically result in low turnover, well below 20% per year. We believe the Fund’s objective can best be achieved by investing in approximately 90% to 100% of the issues included in the S&P 500® Index, depending on the size of the Fund. During the reporting period, we held essentially all of the issues found in the index. In addition, we aggressively tracked and implemented the occasional changes to index member names, as well as changes to the relative weights in the index.

The Fund performed very similarly to the S&P 500® Index during the reporting period. The index experienced a divergence of more than 40% between the returns of its top- and bottom-performing sectors during the Fund’s fiscal year. The best-performing sector in the S&P 500® Index, consumer discretionary, rose more than 20%, followed by information technology, which was up more than 11%. At the same time, the energy sector in the index produced a significantly negative return, falling more than 19%.

We also continued to invest in S&P 500® Index futures to convert cash into the equivalent of an S&P 500® Index holding in order to manage cash flow activity and minimize tracking error to the Fund’s benchmark index. These contracts are used as a means to efficiently gain exposure to a broad base of equity securities. The Fund’s holdings of futures, which were matched to the level of cash, were helpful in keeping the Fund fully invested, neither overexposed nor underexposed to equities, despite cash flows. Due to generally rising equity prices during the reporting period, these positions contributed positively to performance.

Nuveen Mid Cap Index Fund

How did the Fund perform during the twelve-month reporting period ended October 31, 2015?

The tables in the Fund Performance and Expense Ratios section of this report provide total returns for the Fund for the one-year, five-year and ten-year periods ended October 31, 2015. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV). The Fund’s Class A Shares at NAV outperformed the Lipper Mid-Cap Core Funds Classification Average, but underperformed the S&P MidCap 400® Index for the twelve-month reporting period.

Nuveen Investments	7

Portfolio Managers’ Comments (continued)

What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance?

The Fund’s investment objective is to replicate the return of the S&P MidCap 400® Index as closely as possible, with consideration given to turnover costs and fees. S&P/Dow Jones changes the index definition as often as weekly, deleting firms as they are acquired or when the membership committee determines that a firm is no longer representative of the index definition. Additionally, index weights are changed to reflect merger and acquisition activity or share issuance and repurchasing. These changes typically result in low turnover, well below 20% per year. We believe the Fund’s objective can best be achieved by investing in approximately 90% to 100% of the issues included in the S&P MidCap 400® Index, depending on the size of the Fund. During the reporting period, we held essentially all of the issues found in the index. In addition, we aggressively tracked and implemented the occasional changes to index member names, as well as changes to the relative weights in the index.

The Fund performed very similarly to the S&P MidCap 400® Index during the reporting period. The index experienced a divergence of more than 63% between the returns of its top- and bottom-performing sectors during the Fund’s fiscal year. The best-performing sector in the S&P MidCap 400® Index, health care, rose more than 14%, followed by information technology, which was up more than 10%. At the same time, the energy sector in the index produced a significantly negative return, falling more than 48%.

We also continued to invest in e-mini S&P MidCap 400® futures to convert cash into the equivalent of an S&P MidCap 400® Index holding in order to manage cash flow activity and minimize tracking error to the Fund’s benchmark index. These contracts are used as a means to efficiently gain exposure to a broad base of equity securities. The Fund’s holdings of futures, which were matched to the level of cash, were helpful in keeping the Fund fully invested, neither overexposed nor underexposed to equities, despite cash flows. Due to generally rising equity prices during the reporting period, these positions contributed positively to performance.

Nuveen Small Cap Index Fund

How did the Fund perform during the twelve-month reporting period ended October 31, 2015?

The tables in the Fund Performance and Expense Ratios section of this report provide total returns for the Fund for the one-year, five-year and ten-year periods ended October 31, 2015. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV). The Fund’s Class A Shares at NAV performed in line with the Lipper Small-Cap Core Funds Classification Average, but underperformed the Russell 2000® Index for the twelve-month reporting period.

What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance?

The Fund’s investment objective is to replicate the return of the Russell 2000® Index as closely as possible, with consideration given to turnover costs and fees. Russell Investments reconstitutes this index near the end of June each year, generally selecting the stocks that are numbered 1001 through 3000 of the largest eligible U.S. companies. (To reduce turnover expenses, companies near the 1000 breakpoint remain in their prior category.) Throughout the remainder of the year, the number of stocks in the index will vary as appropriate IPOs are added quarterly and stocks are removed because of merger and acquisition activity or delisting. Share changes due to issuance and repurchasing are adjusted monthly. During the reporting period, these changes resulted in an approximately 12% level of turnover. The majority of changes are from successful firms that move up to the Russell 1000® Index. We believe the Fund’s objective can best be achieved by investing in approximately 90% to 100% of the issues included in the Russell 2000® Index, depending on the size of the Fund. During the reporting period, we held essentially all of the issues found in the index. In addition, we aggressively tracked and implemented the occasional changes to index member names, as well as changes to the relative weights in the index.

The Fund performed very similarly to the Russell 2000® Index during the reporting period. The index experienced a divergence of more than 53% between the returns of its top- and bottom-performing sectors during the Fund’s fiscal year. The best-performing sector in the Russell 2000® Index, information technology, rose more than 9%, followed by health care, which was up more than 8%. At the same time, the energy sector in the index produced a significantly negative return, falling more than 43%.

8	Nuveen Investments

We also continued to invest in e-mini Russell 2000® futures to convert cash into the equivalent of a Russell 2000® Index holding in order to manage cash flow activity and minimize tracking error to the Fund’s benchmark index. These contracts are used as a means to efficiently gain exposure to a broad base of equity securities. The Fund’s holdings of futures, which were matched to the level of cash, were helpful in keeping the Fund fully invested, neither overexposed nor underexposed to equities, despite cash flows. Due to relatively stable small cap equity prices during the reporting period, there was no meaningful contribution to performance from these positions.

Nuveen Investments	9

Risk Considerations

Nuveen Equity Index Fund

Nuveen Mid Cap Index Fund

Nuveen Small Cap Index Fund

Mutual fund investing involves risk; principal loss is possible. The Funds’ investments in common stocks involve the risk of decline due to adverse company or industry news or a general economic decline. The use of derivatives involves substantial financial risk and transaction costs. In addition, each Fund may fail to match index performance. Small- and mid-cap stocks are subject to greater price volatility and liquidity risks.

10	Nuveen Investments

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	11

Fund Performance and Expense Ratios (continued)

Nuveen Equity Index Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of October 31, 2015

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares	4.63%	13.63%	7.28%
S&P 500® Index	5.20%	14.33%	7.85%
Lipper S&P 500® Index Objective Funds Classification Average	4.65%	13.69%	7.32%

Class C Shares	3.84%	12.80%	6.49%
Class R3 Shares	4.37%	13.35%	7.02%
Class I Shares	4.90%	13.92%	7.55%

Average Annual Total Returns as of September 30, 2015 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares	(1.15)%	12.65%	6.24%
Class C Shares	(1.92)%	11.81%	5.45%
Class R3 Shares	(1.43)%	12.38%	5.98%
Class I Shares	(0.93)%	12.93%	6.51%

Indexes and Lipper averages are not available for direct investment.

Class A Shares have no sales charge and are available only through fee-based programs and certain retirement plans. Class C Shares have a 1% CDSC for redemptions within less than twelve months of purchase, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	0.73%	1.48%	0.98%	0.48%
Net Expense Ratios	0.62%	1.37%	0.87%	0.37%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through September 30, 2016, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.37% of the average daily net assets of any class of Fund shares. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Fund’s Board of Directors.

12	Nuveen Investments

Growth of an Assumed $10,000 Investment as of October 31, 2015 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	13

Fund Performance and Expense Ratios (continued)

Nuveen Mid Cap Index Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of October 31, 2015

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares	2.86%	12.74%	8.50%
S&P MidCap 400® Index	3.42%	13.41%	9.09%
Lipper Mid-Cap Core Funds Classification Average	0.87%	11.67%	7.38%

Class C Shares	2.13%	11.89%	7.69%
Class R3 Shares	2.64%	12.46%	8.22%
Class I Shares	3.11%	13.00%	8.76%

Average Annual Total Returns as of September 30, 2015 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares	0.81%	12.25%	7.67%
Class C Shares	0.07%	11.42%	6.87%
Class R3 Shares	0.56%	11.98%	7.40%
Class I Shares	1.06%	12.53%	7.94%

Indexes and Lipper averages are not available for direct investment.

Class A Shares have no sales charge and are available only through fee-based programs and certain retirement plans. Class C Shares have a 1% contingent deferred sales charge (CDSC) for redemptions within less than twelve months of purchase, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	0.81%	1.56%	1.06%	0.56%
Net Expense Ratios	0.74%	1.49%	0.99%	0.49%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through September 30, 2016, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.50% of the average daily net assets of any class of Fund shares. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Fund’s Board of Directors.

14	Nuveen Investments

Growth of an Assumed $10,000 Investment as of October 31, 2015 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	15

Fund Performance and Expense Ratios (continued)

Nuveen Small Cap Index Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of October 31, 2015

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares	(0.31)%	11.41%	6.94%
Russell 2000® Index	0.34%	12.06%	7.47%
Lipper Small-Cap Core Funds Classification Average	(0.32)%	11.30%	7.14%

Class C Shares	(1.05)%	10.57%	6.13%
Class R3 Shares	(0.52)%	11.14%	6.67%
Class I Shares	(0.06)%	11.70%	7.20%

Average Annual Total Returns as of September 30, 2015 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares	0.65%	11.08%	6.02%
Class C Shares	(0.18)%	10.24%	5.22%
Class R3 Shares	0.32%	10.79%	5.75%
Class I Shares	0.83%	11.35%	6.28%

Indexes and Lipper averages are not available for direct investment.

Class A Shares have no sales charge and are available only through fee-based programs and certain retirement plans. Class C Shares have a 1% contingent deferred sales charge (CDSC) for redemptions within less than twelve months of purchase, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	1.09%	1.84%	1.34%	0.84%
Net Expense Ratios	0.87%	1.62%	1.12%	0.62%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through September 30, 2016, so that total annual fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.58% of the average daily net assets of any class of Fund shares. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Fund’s Board of Directors.

16	Nuveen Investments

Growth of an Assumed $10,000 Investment as of October 31, 2015 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	17

Holding

Summaries as of October 31, 2015

This data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Nuveen Equity Index Fund

Fund Allocation

(% of net assets)

Common Stocks	98.5%
Common Stock Rights	0.0%
Investments Purchased with Collateral from Securities Lending	23.1%
Money Market Funds	1.0%
U.S. Government and Agency Obligations	0.4%
Other Assets Less Liabilities	(23.0)%
Net Assets	100%

Portfolio Composition

(% of net assets)

Oil, Gas & Consumable Fuels	5.9%
Banks	5.8%
Pharmaceuticals	5.5%
Technology Hardware, Storage & Peripherals	4.5%
Software	4.1%
Internet Software & Services	3.9%
IT Services	3.7%
Biotechnology	3.7%
Media	3.2%
Insurance	2.7%
Aerospace & Defense	2.7%
Health Care Providers & Services	2.6%
Real Estate Investment Trust	2.6%
Specialty Retail	2.5%
Industrial Conglomerates	2.5%
Semiconductors & Semiconductor Equipment	2.4%
Diversified Telecommunication Services	2.3%
Beverages	2.3%
Food & Staples Retailing	2.2%
Chemicals	2.2%
Capital Markets	2.1%
Internet & Catalog Retail	2.1%
Health Care Equipment & Supplies	2.0%
Diversified Financial Services	2.0%
Hotels, Restaurants & Leisure	1.9%
Household Products	1.7%
Other	19.4%
Common Stock Rights	0.0%
Investments Purchased with Collateral from Securities Lending	23.1%
Money Market Funds	1.0%
U.S. Government and Agency Obligations	0.4%
Other Assets Less Liabilities	(23.0)%
Net Assets	100.0%

Top Five Common Stock
Holdings

(% of net assets)

Apple, Inc	3.7%
Microsoft Corporation	2.3%
Exxon Mobil Corporation	1.9%
General Electric Company	1.6%
Johnson & Johnson	1.5%

18	Nuveen Investments

Nuveen Mid Cap Index Fund

Fund Allocation

(% of net assets)

Common Stocks	94.7%
Common Stock Rights	0.0%
Investments Purchased with Collateral from Securities Lending	28.7%
Money Market Funds	5.0%
U.S. Government and Agency Obligations	0.5%
Other Assets Less Liabilities	(28.9)%
Net Assets	100%

Portfolio Composition

(% of net assets)

Real Estate Investment Trust	9.3%
Banks	5.3%
Insurance	5.1%
Software	4.7%
Machinery	4.3%
Health Care Equipment & Supplies	4.0%
IT Services	3.8%
Electronic Equipment, Instruments & Components	3.4%
Chemicals	3.3%
Specialty Retail	2.7%
Health Care Providers & Services	2.6%
Food Products	2.3%
Household Durables	2.1%
Oil, Gas & Consumable Fuels	2.0%
Hotels, Restaurants & Leisure	1.9%
Capital Markets	1.9%
Semiconductors & Semiconductor Equipment	1.8%
Commercial Services & Supplies	1.7%
Electric Utilities	1.7%
Gas Utilities	1.6%
Aerospace & Defense	1.5%
Media	1.5%
Metals & Mining	1.5%
Diversified Financial Services	1.4%
Containers & Packaging	1.4%
Energy Equipment & Services	1.4%
Life Sciences Tools & Services	1.3%
Other	19.2%
Common Stock Rights	0.0%
Investments Purchased with Collateral from Securities Lending	28.7%
Money Market Funds	5.0%
U.S. Government and Agency Obligations	0.5%
Other Assets Less Liabilities	(28.9)%
Net Assets	100.0%

Top Five Common Stock
Holdings

(% of net assets)

Church & Dwight Company Inc.	0.7%
Alaska Air Group Inc.	0.6%
Hologic Inc.	0.6%
Federal Realty Investment Trust	0.6%
Foot Locker, Inc.	0.6%

Nuveen Investments	19

Holding Summaries as of October 31, 2015 (continued)

Nuveen Small Cap Index Fund

Fund Allocation

(% of net assets)

Common Stocks	96.2%
Exchange-Traded Funds	0.0%
Common Stock Rights	0.0%
Warrants	0.0%
Investments Purchased with Collateral from Securities Lending	31.2%
Money Market Funds	3.6%
U.S. Government and Agency Obligations	0.2%
Other Assets Less Liabilities	(31.2)%
Net Assets	100%

Portfolio Composition

(% of net assets)

Real Estate Investment Trust	8.8%
Banks	8.7%
Biotechnology	5.8%
Software	4.4%
Health Care Equipment & Supplies	3.4%
Semiconductors & Semiconductor Equipment	3.2%
Hotels, Restaurants & Leisure	3.2%
Specialty Retail	2.9%
Health Care Providers & Services	2.6%
Machinery	2.5%
Electronic Equipment, Instruments & Components	2.5%
Insurance	2.5%
IT Services	2.5%
Internet Software & Services	2.3%
Commercial Services & Supplies	2.1%
Oil, Gas & Consumable Fuels	2.0%
Thrifts & Mortgage Finance	2.0%
Chemicals	1.8%
Pharmaceuticals	1.7%
Food Products	1.7%
Communications Equipment	1.6%
Media	1.5%
Aerospace & Defense	1.4%
Professional Services	1.4%
Capital Markets	1.3%
Household Durables	1.3%
Electric Utilities	1.3%
Other	19.8%
Exchange-Traded Funds	0.0%
Common Stock Rights	0.0%
Warrants	0.0%
Investments Purchased with Collateral from Securities Lending	31.2%
Money Market Funds	3.6%
U.S. Government and Agency Obligations	0.2%
Other Assets Less Liabilities	(31.2)%
Net Assets	100.0%

Top Five Common Stock Holdings

(% of net assets)

Steris Corporation	0.3%
Tyler Technologies Inc.	0.3%
Manhattan Associates Inc.	0.3%
CubeSmart	0.3%
Anacor Pharmaceuticals Inc.	0.3%

20	Nuveen Investments

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended October 31, 2015.

The beginning of the period is May 1, 2015.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Equity Index Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,004.70	$1,001.20	$1,003.40	$1,006.00
Expenses Incurred During Period	$3.13	$6.91	$4.39	$1.87
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,022.08	$1,018.30	$1,020.82	$1,023.34
Expenses Incurred During Period	$3.16	$6.97	$4.43	$1.89

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.62%, 1.37%, 0.87% and 0.37% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Investments	21

Expense Examples (continued)

Nuveen Mid Cap Index Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$968.90	$965.40	$967.90	$970.00
Expenses Incurred During Period	$3.62	$7.33	$4.86	$2.38
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.53	$1,017.74	$1,020.27	$1,022.79
Expenses Incurred During Period	$3.72	$7.53	$4.99	$2.45

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.73%, 1.48%, 0.98% and 0.48% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Small Cap Index Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$955.50	$951.80	$954.30	$957.00
Expenses Incurred During Period	$3.99	$7.67	$5.22	$2.76
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.12	$1,017.34	$1,019.86	$1,022.38
Expenses Incurred During Period	$4.13	$7.93	$5.40	$2.85

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.81%, 1.56%, 1.06% and 0.56% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

22	Nuveen Investments

Report of

Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

Nuveen Investment Funds, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Equity Index Fund, Nuveen Mid Cap Index Fund and Nuveen Small Cap Index Fund (each a series of the Nuveen Investment Funds, Inc., hereinafter referred to as the “Funds”) at October 31, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial statements of the Funds for the year ended October 31, 2011 were audited by other independent auditors whose report dated December 28, 2011 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP

Chicago, IL

December 28, 2015

Nuveen Investments	23

Nuveen Equity Index Fund

Portfolio of Investments	October 31, 2015

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 98.5%

	COMMON STOCKS – 98.5%

	Aerospace & Defense – 2.7%

27,198	Boeing Company	$4,027,208

13,208	General Dynamics Corporation	1,962,445

33,059	Honeywell International Inc., (2)	3,414,333

3,483	L-3 Communications Holdings, Inc.	440,251

11,314	Lockheed Martin Corporation	2,487,157

8,195	Northrop Grumman Corporation	1,538,611

5,845	Precision Castparts Corporation	1,349,084

12,904	Raytheon Company	1,514,930

5,594	Rockwell Collins, Inc.	485,112

12,744	Textron Inc.	537,414

35,011	United Technologies Corporation, (2)	3,445,432
	Total Aerospace & Defense	21,201,977

	Air Freight & Logistics – 0.7%

6,167	C.H. Robinson Worldwide, Inc.	427,866

8,090	Expeditors International of Washington, Inc.	402,801

11,149	FedEx Corporation	1,739,801

29,348	United Parcel Service, Inc., Class B	3,023,431
	Total Air Freight & Logistics	5,593,899

	Airlines – 0.6%

27,751	American Airlines Group Inc.	1,282,651

34,734	Delta Air Lines, Inc.	1,765,877

28,262	Southwest Airlines Co.	1,308,248

9,814	United Continental Holdings Inc., (2) (3)	591,882
	Total Airlines	4,948,658

	Auto Components – 0.4%

9,980	BorgWarner Inc.	427,344

12,578	Delphi Automotive PLC	1,046,364

11,547	Goodyear Tire & Rubber Company	379,203

27,693	Johnson Controls, Inc., (2)	1,251,170
	Total Auto Components	3,104,081

	Automobiles – 0.6%

168,121	Ford Motor Company	2,489,872

56,717	General Motors Company	1,979,990

8,842	Harley-Davidson, Inc., (2)	437,237
	Total Automobiles	4,907,099

24	Nuveen Investments

Shares	Description (1)	Value

	Banks – 5.8%

444,140	Bank of America Corporation	$7,452,669

31,443	BB&T Corporation	1,168,107

128,315	Citigroup Inc.	6,822,509

7,529	Comerica Incorporated	326,759

34,253	Fifth Third Bancorp.	652,520

35,700	Huntington BancShares Inc.	391,629

156,945	JP Morgan Chase & Co.	10,083,716

38,314	KeyCorp.	475,860

5,767	M&T Bank Corporation	691,175

13,072	People’s United Financial, Inc.	208,498

21,903	PNC Financial Services Group, Inc.	1,976,965

56,685	Regions Financial Corporation	530,005

21,831	SunTrust Banks, Inc.	906,423

74,983	U.S. Bancorp, (2)	3,162,783

198,164	Wells Fargo & Company	10,728,599

8,340	Zions Bancorporation, (2)	239,942
	Total Banks	45,818,159

	Beverages – 2.3%

6,591	Brown-Forman Corporation	699,832

165,899	Coca-Cola Company, (2)	7,025,823

9,065	Coca-Cola Enterprises Inc.	465,397

7,323	Constellation Brands, Inc., Class A	987,140

8,109	Dr. Pepper Snapple Group, (2)	724,701

6,752	Molson Coors Brewing Company, Class B	594,851

6,099	Monster Beverage Corporation, (3)	831,416

62,423	PepsiCo, Inc.	6,379,006
	Total Beverages	17,708,166

	Biotechnology – 3.7%

72,721	AbbVie Inc.	4,330,536

9,468	Alexion Pharmaceuticals Inc., (2) (3)	1,666,368

32,155	Amgen Inc.	5,086,278

23,670	Baxalta Inc.	815,668

9,948	Biogen Inc., (3)	2,889,993

33,543	Celgene Corporation, (2) (3)	4,116,062

62,150	Gilead Sciences, Inc.	6,720,279

3,223	Regeneron Pharmaceuticals, Inc., (2) (3)	1,796,468

10,403	Vertex Pharmaceuticals Inc., (2) (3)	1,297,670
	Total Biotechnology	28,719,322

Nuveen Investments	25

Nuveen Equity Index Fund (continued)

Portfolio of Investments	October 31, 2015

Shares	Description (1)	Value

	Building Products – 0.1%

4,046	Allegion PLC	$263,678

15,575	Masco Corporation, (2)	451,675
	Total Building Products	715,353

	Capital Markets – 2.1%

2,427	Affiliated Managers Group Inc., (3)	437,491

7,671	Ameriprise Financial, Inc.	884,927

47,430	Bank New York Mellon	1,975,459

5,371	BlackRock Inc., (2)	1,890,431

50,117	Charles Schwab Corporation	1,529,571

12,615	E*Trade Group Inc., (3)	359,654

16,495	Franklin Resources, Inc.	672,336

16,992	Goldman Sachs Group, Inc.	3,186,000

18,214	Invesco LTD	604,158

4,125	Legg Mason, Inc.	184,594

64,797	Morgan Stanley	2,136,357

9,277	Northern Trust Corporation	653,008

17,410	State Street Corporation	1,201,290

11,111	T. Rowe Price Group Inc., (2)	840,214
	Total Capital Markets	16,555,490

	Chemicals – 2.2%

8,378	Air Products & Chemicals Inc., (2)	1,164,374

2,875	Airgas, Inc.	276,460

9,953	CF Industries Holdings, Inc.	505,314

45,831	Dow Chemical Company	2,368,088

38,284	E.I. Du Pont de Nemours and Company	2,427,206

6,300	Eastman Chemical Company, (2)	454,671

11,334	Ecolab Inc., (2)	1,364,047

5,648	FMC Corporation	229,930

3,420	International Flavors & Fragrances Inc.	396,925

16,613	LyondellBasell Industries NV	1,543,514

20,135	Monsanto Company, (2)	1,876,985

13,125	Mosaic Company, (2)	443,494

11,496	PPG Industries, Inc.	1,198,573

12,192	Praxair, Inc., (2)	1,354,409

3,349	Sherwin-Williams Company	893,614

5,050	Sigma-Aldrich Corporation	705,586
	Total Chemicals	17,203,190

26	Nuveen Investments

Shares	Description (1)	Value

	Commercial Services & Supplies – 0.4%

7,244	ADT Corporation	$239,342

4,222	Cintas Corporation	393,026

8,529	Pitney Bowes Inc., (2)	176,124

10,549	Republic Services, Inc.	461,413

3,705	Stericycle Inc., (3)	449,676

17,806	Tyco International PLC	648,851

18,006	Waste Management, Inc.	968,003
	Total Commercial Services & Supplies	3,336,435

	Communications Equipment – 1.5%

215,086	Cisco Systems, Inc.	6,205,231

3,055	F5 Networks, Inc., (2), (3)	336,661

4,578	Harris Corporation	362,257

14,862	Juniper Networks Inc.	466,518

7,850	Motorola Solutions Inc., (2)	549,264

68,915	QUALCOMM, Inc.	4,094,929
	Total Communications Equipment	12,014,860

	Construction & Engineering – 0.1%

6,235	Fluor Corporation, (2)	298,095

5,312	Jacobs Engineering Group, Inc., (3)	213,224

8,958	Quanta Services Incorporated, (2), (3)	180,145
	Total Construction & Engineering	691,464

	Construction Materials – 0.1%

2,751	Martin Marietta Materials	426,818

5,890	Vulcan Materials Company	568,856
	Total Construction Materials	995,674

	Consumer Finance – 0.7%

36,945	American Express Company	2,706,591

23,108	Capital One Financial Corporation	1,823,221

18,714	Discover Financial Services	1,052,101

16,451	Navient Corporation	216,989
	Total Consumer Finance	5,798,902

	Containers & Packaging – 0.2%

3,850	Avery Dennison Corporation	250,134

6,050	Ball Corporation	414,425

6,819	Owens-Illinois, Inc., (3)	146,949

8,739	Sealed Air Corporation, (2)	429,260

11,026	WestRock Company, (2)	592,758
	Total Containers & Packaging	1,833,526

Nuveen Investments	27

Nuveen Equity Index Fund (continued)

Portfolio of Investments	October 31, 2015

Shares	Description (1)	Value

	Distributors – 0.1%

6,437	Genuine Parts Company, (2)	$584,222

	Diversified Consumer Services – 0.1%

11,641	H & R Block Inc.	433,744

	Diversified Financial Services – 2.0%

77,129	Berkshire Hathaway Inc., Class B, (2), (3)	10,491,087

13,419	CME Group, Inc., (2)	1,267,693

4,727	Intercontinental Exchange Group, Inc.	1,193,095

14,558	Leucadia National Corporation	291,306

11,574	McGraw-Hill Companies, Inc., (2)	1,072,215

7,523	Moody’s Corporation	723,412

5,009	NASDAQ Stock Market, Inc.	289,971
	Total Diversified Financial Services	15,328,779

	Diversified Telecommunication Services – 2.3%

259,846	AT&T Inc., (2)	8,707,439

23,842	CenturyLink Inc., (2)	672,583

44,316	Frontier Communications Corporation, (2)	227,784

12,147	Level 3 Communications Inc., (3)	618,890

172,482	Verizon Communications Inc., (2)	8,085,956
	Total Diversified Telecommunication Services	18,312,652

	Electric Utilities – 1.6%

20,720	American Electric Power Company, Inc.	1,173,788

29,246	Duke Energy Corporation	2,090,212

13,778	Edison International, (2)	833,845

7,593	Entergy Corporation	517,539

13,433	Eversource Energy	684,277

36,422	Exelon Corporation	1,016,902

18,367	FirstEnergy Corp.	573,050

18,783	NextEra Energy Inc.	1,928,263

10,691	Pepco Holdings, Inc.	284,701

4,683	Pinnacle West Capital Corporation	297,417

28,254	PPL Corporation, (2)	971,938

38,410	Southern Company, (2)	1,732,291

21,437	Xcel Energy, Inc., (2)	763,800
	Total Electric Utilities	12,868,023

	Electrical Equipment – 0.5%

10,842	Ametek Inc., (2)	594,358

19,754	Eaton PLC	1,104,446

28,264	Emerson Electric Company, (2)	1,334,909

5,692	Rockwell Automation, Inc., (2)	621,339
	Total Electrical Equipment	3,655,052

28	Nuveen Investments

Shares	Description (1)	Value

	Electronic Equipment, Instruments & Components – 0.4%

13,065	Amphenol Corporation, Class A, (2)	$708,384

53,225	Corning Incorporated	989,985

5,925	FLIR Systems Inc.	158,020

17,195	TE Connectivity Limited	1,108,046
	Total Electronic Equipment, Instruments & Components	2,964,435

	Energy Equipment & Services – 1.1%

18,383	Baker Hughes Incorporated, (2)	968,416

8,094	Cooper Cameron Corporation, (3)	550,473

2,842	Diamond Offshore Drilling, Inc., (2)	56,499

9,911	Ensco PLC, (2)	164,820

9,766	FMC Technologies Inc., (3)	330,384

35,984	Halliburton Company	1,381,066

4,852	Helmerich & Payne Inc.	273,022

16,403	National-Oilwell Varco Inc.	617,409

53,697	Schlumberger Limited	4,196,957

14,876	Transocean Inc., (2)	235,487
	Total Energy Equipment & Services	8,774,533

	Food & Staples Retailing – 2.2%

18,586	Costco Wholesale Corporation, (2)	2,938,818

47,717	CVS Health Corporation, (2)	4,713,485

41,460	Kroger Co.	1,567,188

25,110	Sysco Corporation, (2)	1,035,787

36,903	Walgreens Boots Alliance Inc.	3,124,946

66,737	Wal-Mart Stores, Inc., (2)	3,820,026

15,151	Whole Foods Market, Inc.	453,924
	Total Food & Staples Retailing	17,654,174

	Food Products – 1.7%

26,236	Archer-Daniels-Midland Company, (2)	1,197,936

7,516	Campbell Soup Company	381,738

18,462	ConAgra Foods, Inc.	748,634

25,210	General Mills, Inc., (2)	1,464,953

6,206	Hershey Foods Corporation	550,410

5,699	Hormel Foods Corporation	384,967

4,098	JM Smucker Company	481,064

10,596	Kellogg Company	747,230

4,883	Keurig Green Mountain Inc., (2)	247,812

25,047	Kraft Heinz Company	1,952,915

5,404	McCormick & Company, Incorporated	453,828

8,566	Mead Johnson Nutrition Company, Class A Shares	702,412

Nuveen Investments	29

Nuveen Equity Index Fund (continued)

Portfolio of Investments	October 31, 2015

Shares	Description (1)	Value

	Food Products (continued)

68,790	Mondelez International Inc., (2)	$3,175,346

12,127	Tyson Foods, Inc., Class A, (2)	537,954
	Total Food Products	13,027,199

	Gas Utilities – 0.0%

5,075	AGL Resources Inc.	317,187

	Health Care Equipment & Supplies – 2.0%

62,961	Abbott Laboratories, (2)	2,820,653

23,017	Baxter International, Inc.	860,606

8,856	Becton, Dickinson and Company, (2)	1,262,157

57,928	Boston Scientific Corporation, (2), (3)	1,058,924

3,140	C. R. Bard, Inc.	585,139

5,913	DENTSPLY International Inc., (2)	359,806

4,634	Edwards Lifesciences Corporation, (3)	728,233

1,571	Intuitive Surgical, Inc., (3)	780,159

60,266	Medtronic, PLC	4,454,863

11,846	Saint Jude Medical Inc., (2)	755,893

12,642	Stryker Corporation, (2)	1,208,828

4,220	Varian Medical Systems, Inc., (3)	331,397

7,216	Zimmer Holdings, Inc.	754,577
	Total Health Care Equipment & Supplies	15,961,235

	Health Care Providers & Services – 2.6%

15,495	Aetna Inc.	1,778,516

8,826	AmerisourceBergen Corporation	851,797

11,188	Anthem Inc., (2)	1,556,810

13,992	Cardinal Health, Inc.	1,150,142

10,885	CIGNA Corporation	1,459,025

7,507	Davita Inc., (3)	581,868

30,842	Express Scripts, Holding Company, (2), (3)	2,664,132

12,266	HCA Holdings Inc., (3)	843,778

994	Henry Schein Inc., (2), (3)	150,800

6,334	Humana Inc., (2)	1,131,442

3,709	Laboratory Corporation of America Holdings, (3)	455,243

9,792	McKesson HBOC Inc.	1,750,810

3,623	Patterson Companies, Inc.	171,730

6,074	Quest Diagnostics Incorporated	412,728

4,278	Tenet Healthcare Corporation, (2), (3)	134,201

40,256	UnitedHealth Group Incorporated, (2)	4,741,352

3,986	Universal Health Services, Inc., Class B	486,651
	Total Health Care Providers & Services	20,321,025

30	Nuveen Investments

Shares	Description (1)	Value

	Health Care Technology – 0.1%

13,264	Cerner Corporation, (2), (3)	$879,271

	Hotels, Restaurants & Leisure – 1.9%

19,074	Carnival Corporation	1,031,522

1,313	Chipotle Mexican Grill, (2), (3)	840,622

5,781	Darden Restaurants, Inc., (2)	357,786

8,720	Marriott International, Inc., Class A, (2)	669,522

40,536	McDonald’s Corporation, (2)	4,550,166

7,285	Royal Caribbean Cruises Limited, (2)	716,480

63,457	Starbucks Corporation, (2)	3,970,504

7,226	Starwood Hotels & Resorts Worldwide, Inc.	577,141

5,077	Wyndham Worldwide Corporation, (2)	413,014

3,487	Wynn Resorts Ltd	243,916

18,286	YUM! Brands, Inc., (2)	1,296,660
	Total Hotels, Restaurants & Leisure	14,667,333

	Household Durables – 0.4%

12,845	D.R. Horton, Inc.	378,157

5,101	Garmin Limited, (2)	180,932

3,159	Harman International Industries Inc.	347,364

5,827	Leggett and Platt Inc., (2)	262,390

7,771	Lennar Corporation, Class A, (2)	389,094

2,755	Mohawk Industries Inc., (2), (3)	538,602

11,363	Newell Rubbermaid Inc., (2)	482,132

13,877	Pulte Corporation	254,365

3,407	Whirlpool Corporation	545,597
	Total Household Durables	3,378,633

	Household Products – 1.7%

5,548	Clorox Company	676,523

35,960	Colgate-Palmolive Company, (2)	2,385,946

15,397	Kimberly-Clark Corporation	1,843,175

114,734	Procter & Gamble Company	8,763,383
	Total Household Products	13,669,027

	Independent Power & Renewable Electricity Producers – 0.1%

28,861	AES Corporation	316,028

14,672	NRG Energy Inc.	189,122
	Total Independent Power & Renewable Electricity Producers	505,150

	Industrial Conglomerates – 2.5%

26,826	3M Co., (2)	4,217,315

26,044	Danaher Corporation, (2)	2,430,166

Nuveen Investments	31

Nuveen Equity Index Fund (continued)

Portfolio of Investments	October 31, 2015

Shares	Description (1)	Value

	Industrial Conglomerates (continued)

426,118	General Electric Company	$12,323,333

4,490	Roper Technologies, Inc., (2)	836,711
	Total Industrial Conglomerates	19,807,525

	Insurance – 2.7%

13,811	Ace Limited, (2)	1,568,101

18,350	AFLAC Incorporated	1,169,812

17,297	Allstate Corporation	1,070,338

56,391	American International Group, Inc.	3,556,016

11,915	AON PLC	1,111,789

2,873	Assurant Inc.	234,236

9,717	Chubb Corporation	1,256,894

6,256	Cincinnati Financial Corporation, (2)	376,799

21,700	Genworth Financial Inc., Class A, (2), (3)	101,556

17,759	Hartford Financial Services Group, Inc.	821,531

11,408	Lincoln National Corporation	610,442

13,322	Loews Corporation, (2)	485,720

22,769	Marsh & McLennan Companies, Inc., (2)	1,269,144

47,189	MetLife, Inc.	2,377,382

11,590	Principal Financial Group, Inc.	581,354

22,578	Progressive Corporation, (2)	748,009

19,158	Prudential Financial, Inc.	1,580,535

5,333	Torchmark Corporation, (2)	309,367

13,477	Travelers Companies, Inc., (2)	1,521,419

10,551	Unum Group	365,592

11,601	XL Capital Ltd, Class A	441,766
	Total Insurance	21,557,802

	Internet & Catalog Retail – 2.1%

16,149	Amazon.com, Inc., (3)	10,107,659

4,335	Expedia, Inc.	590,860

17,948	NetFlix.com Inc., (3)	1,945,204

2,193	priceline.com Incorporated, (3)	3,189,148

4,733	TripAdvisor Inc., (2), (3)	396,531
	Total Internet & Catalog Retail	16,229,402

	Internet Software & Services – 3.9%

7,786	Akamai Technologies, Inc., (3)	473,545

12,104	Alphabet Inc., Class A, (3)	8,925,369

12,139	Alphabet Inc., Class C Shares, (3)	8,628,523

46,752	eBay Inc., (3)	1,304,381

92,019	Facebook Inc., Class A Shares, (3)	9,383,177

32	Nuveen Investments

Shares	Description (1)	Value

	Internet Software & Services (continued)

4,431	VeriSign, Inc., (2), (3)	$357,139

36,909	Yahoo! Inc., (3)	1,314,699
	Total Internet Software & Services	30,386,833

	IT Services – 3.7%

26,485	Accenture Limited	2,839,192

2,625	Alliance Data Systems Corporation, (3)	780,439

19,857	Automatic Data Processing, Inc., (2)	1,727,360

26,564	Cognizant Technology Solutions Corporation, Class A, (2), (3)	1,809,274

5,823	Computer Sciences Corporation	387,754

11,988	Fidelity National Information Services	874,165

10,014	Fiserv, Inc., (3)	966,451

38,729	International Business Machines Corporation (IBM)	5,425,158

40,989	MasterCard, Inc.	4,057,501

13,825	Paychex, Inc.	713,093

46,752	PayPal Holdings, Inc., (3)	1,683,539

6,006	Teradata Corporation, (2), (3)	168,829

6,937	Total System Services Inc.	363,846

81,751	Visa Inc., (2)	6,342,243

21,836	Western Union Company, (2)	420,343

43,885	Xerox Corporation	412,080
	Total IT Services	28,971,267

	Leisure Products – 0.1%

4,737	Hasbro, Inc.	363,944

14,308	Mattel, Inc., (2)	351,691
	Total Leisure Products	715,635

	Life Sciences Tools & Services – 0.4%

14,574	Agilent Technologies, Inc.	550,314

4,788	Perkinelmer Inc.	247,252

16,901	Thermo Fisher Scientific, Inc.	2,210,313

3,497	Waters Corporation, (3)	446,917
	Total Life Sciences Tools & Services	3,454,796

	Machinery – 1.2%

25,529	Caterpillar Inc., (2)	1,863,362

7,092	Cummins Inc., (2)	734,093

14,120	Deere & Company, (2)	1,101,360

6,783	Dover Corporation, (2)	437,029

5,697	Flowserve Corporation	264,113

14,305	Illinois Tool Works, Inc.	1,315,202

11,195	Ingersoll Rand Company Limited, Class A, (2)	663,416

Nuveen Investments	33

Nuveen Equity Index Fund (continued)

Portfolio of Investments	October 31, 2015

Shares	Description (1)	Value

	Machinery (continued)

15,502	PACCAR Inc., (2)	$816,180

5,864	Parker Hannifin Corporation	613,961

7,597	Pentair Limited	424,824

2,466	Snap-on Incorporated	409,085

6,501	Stanley Black & Decker Inc.	688,976

7,671	Xylem Inc.	279,301
	Total Machinery	9,610,902

	Media – 3.2%

9,324	Cablevision Systems Corporation, (2)	303,869

19,147	CBS Corporation, Class B, (2)	890,718

99,172	Comcast Corporation, Class A	6,210,151

6,466	Discovery Communications Inc., Class A Shares, (2), (3)	190,359

10,034	Discovery Communications Inc., Class C Shares, (3)	276,136

17,463	Interpublic Group of Companies, Inc.	400,427

21,759	News Corporation, Class A Shares	335,089

10,332	Omnicom Group, Inc., (2)	774,073

4,020	Scripps Networks Interactive, Class A Shares, (2)	241,522

9,594	TEGNA Inc.	259,422

11,955	Time Warner Cable, Class A	2,264,277

34,871	Time Warner Inc., (2)	2,627,236

65,466	Twenty First Century Fox Inc., Class A Shares, (2)	2,009,152

15,110	Viacom Inc., Class B	745,074

66,017	Walt Disney Company, (2)	7,508,774
	Total Media	25,036,279

	Metals & Mining – 0.3%

50,026	Alcoa Inc.	446,732

45,403	Freeport-McMoRan, Inc., (2)	534,393

22,463	Newmont Mining Corporation	437,130

13,932	Nucor Corporation	589,324
	Total Metals & Mining	2,007,579

	Multiline Retail – 0.7%

12,565	Dollar General Corporation, (2)	851,530

10,024	Dollar Tree Stores Inc., (2), (3)	656,472

8,368	Kohl’s Corporation, (2)	385,932

14,226	Macy’s, Inc., (2)	725,241

5,962	Nordstrom, Inc.	388,782

27,003	Target Corporation	2,084,092
	Total Multiline Retail	5,092,049

34	Nuveen Investments

Shares	Description (1)	Value

	Multi-Utilities – 1.1%

10,261	Ameren Corporation	$448,200

18,193	CenterPoint Energy, Inc.	337,480

12,016	CMS Energy Corporation	433,417

12,386	Consolidated Edison, Inc., (2)	814,379

25,099	Dominion Resources, Inc., (2)	1,792,822

7,584	DTE Energy Company	618,779

13,778	NiSource Inc.	263,986

20,305	PG&E Corporation	1,084,287

21,393	Public Service Enterprise Group Incorporated	883,317

6,044	Scana Corporation, (2)	357,926

9,842	Sempra Energy, (2)	1,007,919

9,553	TECO Energy, Inc.	257,931

13,330	WEC Energy Group, Inc., (2)	687,295
	Total Multi-Utilities	8,987,738

	Oil, Gas & Consumable Fuels – 5.9%

21,481	Anadarko Petroleum Corporation	1,436,649

16,713	Apache Corporation, (2)	787,684

17,492	Cabot Oil & Gas Corporation	379,751

22,842	Chesapeake Energy Corporation, (2)	162,863

79,527	Chevron Corporation, (2)	7,227,414

2,781	Cimarex Energy Company	328,325

13,778	Columbia Pipeline Group, Inc.	286,169

52,142	ConocoPhillips, (2)	2,781,776

9,678	CONSOL Energy Inc.	64,455

16,872	Devon Energy Corporation	707,443

23,922	EOG Resources, Inc.	2,053,704

6,443	EQT Corporation	425,689

176,822	Exxon Mobil Corporation	14,630,252

10,331	Hess Corporation	580,705

73,355	Kinder Morgan, Inc.	2,006,259

29,472	Marathon Oil Corporation, (2)	541,695

22,975	Marathon Petroleum Corporation	1,190,105

7,293	Murphy Oil Corporation	207,340

6,149	Newfield Exploration Company, (3)	247,128

16,236	Noble Energy, Inc.	581,898

32,484	Occidental Petroleum Corporation, (2)	2,421,357

7,868	ONEOK, Inc.	266,883

22,935	Phillips 66	2,042,362

6,447	Pioneer Natural Resources Company	884,142

Nuveen Investments	35

Nuveen Equity Index Fund (continued)

Portfolio of Investments	October 31, 2015

Shares	Description (1)	Value

	Oil, Gas & Consumable Fuels (continued)

7,041	Range Resources Corporation, (2)	$214,328

15,921	Southwestern Energy Company, (2), (3)	175,768

28,391	Spectra Energy Corporation, (2)	811,131

5,325	Tesoro Corporation	569,402

21,509	Valero Energy Corporation	1,417,873

28,508	Williams Companies, Inc.	1,124,356
	Total Oil, Gas & Consumable Fuels	46,554,906

	Paper & Forest Products – 0.1%

17,883	International Paper Company	763,425

	Personal Products – 0.1%

9,441	Estee Lauder Companies Inc., Class A, (2)	759,623

	Pharmaceuticals – 5.5%

16,218	Allergan PLC, (3)	5,002,766

70,498	Bristol-Myers Squibb Company, (2)	4,649,343

41,299	Eli Lilly and Company, (2)	3,368,759

7,802	Endo International PLC, (3)	468,042

117,273	Johnson & Johnson	11,848,091

4,949	Mallinckrodt PLC, (3)	325,001

119,480	Merck & Company Inc., (2)	6,530,777

16,778	Mylan NV, (2), (3)	739,742

5,847	Perrigo Company	922,306

260,411	Pfizer Inc.	8,807,100

21,570	Zoetis Incorporated	927,726
	Total Pharmaceuticals	43,589,653

	Professional Services – 0.2%

1,524	Dun and Bradstreet Inc.	173,538

5,033	Equifax Inc.	536,367

14,889	Nielsen Holdings PLC	707,376

5,712	Robert Half International Inc.	300,794
	Total Professional Services	1,718,075

	Real Estate Investment Trust – 2.6%

17,820	American Tower Corporation, REIT, (2)	1,821,739

6,987	Apartment Investment & Management Company, Class A	273,821

5,488	AvalonBay Communities, Inc.	959,467

7,526	Boston Properties, Inc.	947,147

14,272	Crown Castle International Corporation	1,219,685

2,408	Equinix Inc., (2)	714,405

15,899	Equity Residential	1,229,311

1,855	Essex Property Trust Inc.	408,916

36	Nuveen Investments

Shares	Description (1)	Value

	Real Estate Investment Trust (continued)

23,234	General Growth Properties Inc.	$672,624

19,524	Health Care Property Investors Inc., (2)	726,293

33,075	Host Hotels & Resorts Inc.	573,190

8,124	Iron Mountain Inc.	248,919

17,455	Kimco Realty Corporation	467,270

5,956	Macerich Company	504,711

7,427	Plum Creek Timber Company	302,576

22,162	Prologis Inc.	946,982

6,141	Public Storage, Inc.	1,409,114

9,834	Realty Income Corporation	486,390

13,163	Simon Property Group, Inc.	2,651,818

4,109	SL Green Realty Corporation	487,410

13,282	Ventas Inc.	713,509

7,575	Vornado Realty Trust	761,666

13,499	Welltower Inc.	875,680

21,895	Weyerhaeuser Company	642,180
	Total Real Estate Investment Trust	20,044,823

	Real Estate Management & Development – 0.1%

11,829	CBRE Group Inc., (3)	440,985

	Road & Rail – 0.8%

41,783	CSX Corporation	1,127,723

3,894	J.B. Hunt Transports Services Inc.	297,385

4,810	Kansas City Southern Industries	398,076

12,892	Norfolk Southern Corporation, (2)	1,031,747

2,505	Ryder System, Inc., (2)	179,809

37,029	Union Pacific Corporation	3,308,541
	Total Road & Rail	6,343,281

	Semiconductors & Semiconductor Equipment – 2.4%

12,734	Altera Corporation	669,172

13,260	Analog Devices, Inc., (2)	797,191

52,086	Applied Materials, Inc.	873,482

10,350	Avago Technologies Limited	1,274,395

22,999	Broadcom Corporation, Class A	1,182,149

3,188	First Solar Inc., (3)	181,939

200,626	Intel Corporation	6,793,196

6,763	KLA-Tencor Corporation	453,933

6,695	Lam Research Corporation	512,770

10,127	Linear Technology Corporation, (2)	449,841

8,556	Microchip Technology Incorporated, (2)	413,169

Nuveen Investments	37

Nuveen Equity Index Fund (continued)

Portfolio of Investments	October 31, 2015

Shares	Description (1)	Value

	Semiconductors & Semiconductor Equipment (continued)

45,560	Micron Technology, Inc., (3)	$754,474

22,496	NVIDIA Corporation	638,212

6,290	Qorvo Inc., (3)	276,320

8,386	Skyworks Solutions Inc.	647,735

43,997	Texas Instruments Incorporated	2,495,510

10,936	Xilinx, Inc.	520,772
	Total Semiconductors & Semiconductor Equipment	18,934,260

	Software – 4.1%

12,390	Activision Blizzard Inc., (2)	430,676

20,099	Adobe Systems Incorporated, (2), (3)	1,781,977

9,930	Autodesk, Inc., (3)	548,037

13,388	CA Technologies	370,981

6,778	Citrix Systems, (2), (3)	556,474

13,150	Electronic Arts Inc., (2), (3)	947,720

11,658	Intuit, Inc., (2)	1,135,839

342,112	Microsoft Corporation	18,008,776

134,820	Oracle Corporation	5,236,409

7,753	Red Hat, Inc., (3)	613,340

25,578	Salesforce.com, Inc., (2), (3)	1,987,666

28,788	Symantec Corporation	593,033
	Total Software	32,210,928

	Specialty Retail – 2.5%

3,095	Advance Auto Parts, Inc., (2)	614,141

1,921	AutoNation Inc., (3)	121,388

1,342	AutoZone, Inc., (2), (3)	1,052,678

7,244	Bed Bath and Beyond Inc., (2), (3)	431,960

12,332	Best Buy Co., Inc.	431,990

8,849	CarMax, Inc., (2), (3)	522,179

4,514	GameStop Corporation, (2)	207,960

11,120	Gap, Inc., (2)	302,686

54,934	Home Depot, Inc., (2)	6,792,040

10,371	L Brands Inc.	995,409

39,443	Lowe’s Companies, Inc.	2,912,077

4,270	O’Reilly Automotive Inc., (2), (3)	1,179,630

17,499	Ross Stores, Inc., (2)	885,099

296	Signet Jewelers Limited	44,678

27,093	Staples, Inc.	351,938

4,752	Tiffany & Co.	391,755

28,773	TJX Companies, Inc.	2,105,896

38	Nuveen Investments

Shares	Description (1)	Value

	Specialty Retail (continued)

4,622	Tractor Supply Company, (2)	$427,027

4,118	Urban Outfitters, Inc., (2), (3)	117,775
	Total Specialty Retail	19,888,306

	Technology Hardware, Storage & Peripherals – 4.5%

243,638	Apple, Inc.	29,114,741

82,131	EMC Corporation, (2)	2,153,475

76,394	HP Inc.	2,059,582

13,185	NetApp, Inc.	448,290

8,793	SanDisk Corporation, (2)	677,061

13,423	Seagate Technology	510,879

9,179	Western Digital Corporation	613,341
	Total Technology Hardware, Storage & Peripherals	35,577,369

	Textiles, Apparel & Luxury Goods – 1.0%

11,685	Coach, Inc., (2)	364,572

1,816	Fossil Group Inc., (2), (3)	98,809

16,987	Hanesbrands Inc.	542,565

8,094	Michael Kors Holdings Limited, (3)	312,752

29,450	Nike, Inc., Class B, (2)	3,858,833

3,109	PVH Corporation, (2)	282,764

2,555	Ralph Lauren Corporation	283,017

7,547	Under Armour, Inc., (2), (3)	717,569

14,377	VF Corporation	970,735
	Total Textiles, Apparel & Luxury Goods	7,431,616

	Thrifts & Mortgage Finance – 0.0%

21,026	Hudson City Bancorp, Inc.	212,783

	Tobacco – 1.6%

83,166	Altria Group, Inc., (2)	5,029,048

65,515	Philip Morris International, (2)	5,791,526

35,157	Reynolds American Inc., (2)	1,698,820
	Total Tobacco	12,519,394

	Trading Companies & Distributors – 0.2%

11,497	Fastenal Company, (2)	450,223

4,352	United Rentals Inc., (3)	325,791

2,519	W.W. Grainger, Inc.	528,991
	Total Trading Companies & Distributors	1,305,005
	Total Common Stocks (cost $289,742,814)	774,600,168

Nuveen Investments	39

Nuveen Equity Index Fund (continued)

Portfolio of Investments	October 31, 2015

Shares	Description (1)					Value

	COMMON STOCK RIGHTS – 0.0%

10,067	Safeway Incorporated, (4)					$1,711

10,067	Safeway Incorporated, (4)					101
	Total Common Stock Rights (cost $–)					1,812
	Total Long-Term Investments (cost $289,742,814)					774,601,980

Shares	Description (1)					Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 23.1%

	Money Market Funds – 23.1%

181,894,352	Mount Vernon Securities Lending Prime Portfolio, 0.256%, (5), (6)					$181,894,352
	Total Investments Purchased with Collateral from Securities Lending (cost $181,894,352)					181,894,352

Shares/ Principal Amount (000)	Description (1)	Coupon		Maturity	Ratings (7)	Value

	SHORT-TERM INVESTMENTS – 1.4%

	Money Market Funds – 1.0%

8,170,670	First American Treasury Obligations Fund, Class Z	0.000%	(5)	N/A	N/A	$8,170,670

	U.S. Government and Agency Obligations – 0.4%

$3,000	U.S. Treasury Bills, (8)	0.000%		11/12/15	AAA	2,999,991
	Total Short-Term Investments (cost $11,170,558)					11,170,661
	Total Investments (cost $482,807,724) – 123.0%					967,666,993
	Other Assets Less Liabilities – (23.0)% (9)					(181,120,288)
	Net Assets – 100%					$786,546,705

40	Nuveen Investments

Investments in Derivatives as of October 31, 2015

Futures Contracts Outstanding:

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value	Variable Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)
S&P 500® Index	Long	21	12/15	$10,886,925	(48,825)	$641,465

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $176,089,018.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(5)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(6)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

(7)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(8)	Investment, or portion of investment, segregated as collateral for investments in derivatives.

(9)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter derivatives as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of exchange-cleared and exchange-traded derivatives is recognized as part of the cash collateral at broker and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

N/A	Not Applicable

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

Nuveen Investments	41

Nuveen Mid Cap Index Fund

Portfolio of Investments	October 31, 2015

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 94.7%

	COMMON STOCKS – 94.7%

	Aerospace & Defense – 1.5%

39,964	BE Aerospace Inc.	$1,876,310

12,914	Esterline Technologies Corporation, (2)	995,024

19,837	Huntington Ingalls Industries Inc.	2,379,250

19,982	KLX Inc.	781,496

23,737	Orbital ATK, Inc.	2,032,362

9,113	Teledyne Technologies Inc., (2)	813,153

20,220	Triumph Group Inc.	941,848
	Total Aerospace & Defense	9,819,443

	Airlines – 1.1%

53,200	Alaska Air Group, Inc.	4,056,500

125,552	JetBlue Airways Corporation, (2), (3)	3,118,712
	Total Airlines	7,175,212

	Auto Components – 0.4%

46,504	Dana Holding Corporation, (3)	781,267

117,874	Gentex Corporation, (3)	1,931,955
	Total Auto Components	2,713,222

	Automobiles – 0.2%

18,086	Thor Industries, Inc.	978,091

	Banks – 5.3%

65,082	Associated Banc-Corp., (3)	1,258,686

34,136	BancorpSouth Inc., (3)	851,010

17,947	Bank of Hawaii Corporation, (3)	1,175,170

24,427	Bank of the Ozarks, Inc., (3)	1,221,839

29,910	Cathay General Bancorp., (3)	936,183

19,315	City National Corporation	1,730,624

34,315	Commerce Bancshares Inc., (3)	1,563,048

21,597	Cullen/Frost Bankers, Inc., (3)	1,478,099

57,920	East West Bancorp Inc.	2,339,389

95,564	First Horizon National Corporation, (3)	1,355,098

142,966	First Niagara Financial Group Inc.	1,479,698

66,791	FirstMerit Corporation	1,255,003

76,330	Fulton Financial Corporation, (3)	1,024,349

33,236	Hancock Holding Company, (3)	917,314

22,992	International Bancshares Corporation, (3)	619,634

42	Nuveen Investments

Shares	Description (1)	Value

	Banks (continued)

38,710	Pacwest Bancorp., (3)	$1,743,498

24,224	Prosperity Bancshares, Inc., (3)	1,244,629

20,196	Signature Bank, (2)	3,007,588

20,129	SVB Financial Group, (2)	2,457,147

56,137	Synovus Financial Corp.	1,775,632

67,305	TCF Financial Corporation	1,035,824

27,240	Trustmark Corporation, (3)	654,577

75,358	Umpqua Holdings Corporation, (3)	1,258,479

80,975	Valley National Bancorp., (3)	850,238

36,481	Webster Financial Corporation	1,353,445
	Total Banks	34,586,201

	Beverages – 0.1%

3,632	Boston Beer Company, (2), (3)	797,551

	Biotechnology – 0.4%

17,926	United Therapeutics Corporation, (2), (3)	2,628,489

	Building Products – 1.3%

67,073	Fortune Brands Home & Security, (3)	3,509,930

16,989	Lennox International Inc., (3)	2,256,309

30,742	Smith AO Corporation	2,361,600
	Total Building Products	8,127,839

	Capital Markets – 1.9%

48,763	Eaton Vance Corporation	1,760,832

38,208	Federated Investors Inc., (3)	1,174,132

60,651	Janus Capital Group Inc., (3)	941,910

50,145	Raymond James Financial Inc.	2,763,491

53,181	SEI Investments Company	2,755,839

18,965	Stifel Financial Corporation, (2)	842,615

34,425	Waddell & Reed Financial, Inc., Class A	1,271,660

43,821	WisdomTree Investments Inc., (3)	842,678
	Total Capital Markets	12,353,157

	Chemicals – 3.3%

44,899	Albemarle Corporation	2,402,994

25,514	Ashland Inc.	2,799,396

24,225	Cabot Corporation	870,647

72,089	Chemours Company	499,577

28,336	Cytec Industries, Inc.	2,108,765

13,928	Minerals Technologies Inc.	820,916

4,470	NewMarket Corporation, (3)	1,760,018

55,147	Olin Corporation	1,057,719

Nuveen Investments	43

Nuveen Mid Cap Index Fund (continued)

Portfolio of Investments	October 31, 2015

Shares	Description (1)	Value

	Chemicals (continued)

38,020	PolyOne Corporation	$1,271,389

53,822	RPM International, Inc.	2,460,204

17,575	Scotts Miracle Gro Company	1,162,762

19,978	Sensient Technologies Corporation	1,303,964

31,715	Valspar Corporation, (3)	2,567,329
	Total Chemicals	21,085,680

	Commercial Services & Supplies – 1.7%

22,336	Clean Harbors, Inc., (2), (3)	1,038,401

45,312	Copart Inc., (2)	1,640,748

20,219	Deluxe Corporation	1,204,041

18,218	HNI Corporation, (3)	782,281

23,929	Miller (Herman) Inc.	759,267

12,823	MSA Safety Inc.	557,544

80,624	R.R. Donnelley & Sons Company, (3)	1,360,127

38,928	Rollins Inc.	1,044,049

50,066	Waste Connections Inc.	2,727,596
	Total Commercial Services & Supplies	11,114,054

	Communications Equipment – 1.0%

53,115	Arris Group Inc., (2), (3)	1,501,030

46,863	Ciena Corporation, (2), (3)	1,131,273

14,802	Interdigital Inc.	751,053

37,611	NetScout Systems, Inc., (2)	1,349,107

16,071	Plantronics Inc.	861,727

55,802	Polycom Inc., (2)	768,952
	Total Communications Equipment	6,363,142

	Construction & Engineering – 0.5%

60,190	AECOM, (2), (3)	1,773,799

14,689	Granite Construction Inc.	482,387

59,455	KBR Inc.	1,096,350
	Total Construction & Engineering	3,352,536

	Construction Materials – 0.2%

20,215	Eagle Materials Inc., (3)	1,334,796

	Consumer Finance – 0.2%

170,772	SLM Corporation	1,205,650

	Containers & Packaging – 1.4%

26,438	AptarGroup Inc.	1,944,779

29,730	Bemis Company, Inc.	1,361,039

12,325	Greif Inc.	404,014

39,714	Packaging Corp. of America	2,718,423

44	Nuveen Investments

Shares	Description (1)	Value

	Containers & Packaging (continued)

17,563	Silgan Holdings, Inc.	$893,430

41,221	Sonoco Products Company	1,759,724
	Total Containers & Packaging	9,081,409

	Distributors – 0.6%

121,930	LKQ Corporation, (2)	3,610,347

	Diversified Consumer Services – 0.8%

40,055	Apollo Group, Inc., (2)	290,799

23,083	Devry Education Group Inc., (3)	543,835

1,775	Graham Holdings Company	980,634

86,251	Service Corporation International	2,437,453

25,380	Sothebys Holdings Inc., (3)	879,417
	Total Diversified Consumer Services	5,132,138

	Diversified Financial Services – 1.4%

34,731	CBOE Holdings Inc.	2,328,366

15,701	FactSet Research Systems Inc.	2,749,559

11,522	Marketaxess	1,167,294

45,213	MSCI Inc., Class A Shares	3,029,271
	Total Diversified Financial Services	9,274,490

	Electric Utilities – 1.7%

23,456	Cleco Corporation	1,243,168

62,100	Great Plains Energy Incorporated	1,707,750

40,990	Hawaiian Electric Industries, (3)	1,199,367

20,320	IDACORP, INC, (3)	1,358,392

80,438	OGE Energy Corp.	2,293,287

32,174	PNM Resources Inc.	904,733

49,239	Westar Energy Inc.	1,954,788
	Total Electric Utilities	10,661,485

	Electrical Equipment – 1.1%

17,454	Acuity Brands Inc., (3)	3,815,444

21,752	Hubbell Incorporated, Class B	2,106,681

18,228	Regal-Beloit Corporation	1,162,764
	Total Electrical Equipment	7,084,889

	Electronic Equipment, Instruments & Components – 3.4%

40,618	Arrow Electronics, Inc., (2)	2,233,584

55,904	Avnet Inc.	2,539,719

17,612	Belden Inc.	1,127,696

31,769	Cognex Corporation	1,194,514

17,068	FEI Company, (3)	1,232,139

62,691	Ingram Micro, Inc., Class A	1,866,938

Nuveen Investments	45

Nuveen Mid Cap Index Fund (continued)

Portfolio of Investments	October 31, 2015

Shares	Description (1)	Value

	Electronic Equipment, Instruments & Components (continued)

14,324	IPG Photonics Corporation, (2), (3)	$1,183,449

63,748	Jabil Circuit Inc.	1,464,929

58,774	Keysight Technologies, Inc., (2)	1,944,244

34,346	Knowles Corporation, (2), (3)	572,204

39,739	National Instruments Corporation	1,210,847

15,445	Tech Data Corporation, (2)	1,124,242

105,376	Trimble Navigation Limited, (2)	2,397,304

54,793	Vishay Intertechnology Inc., (3)	580,806

20,393	Zebra Technologies Corporation, Class A, (2)	1,568,222
	Total Electronic Equipment, Instruments & Components	22,240,837

	Energy Equipment & Services – 1.4%

23,371	Atwood Oceanics Inc., (3)	386,790

16,432	Dril Quip Inc., (2)	1,011,554

115,453	Nabors Industries Inc.	1,159,148

96,255	Noble Corporation PLC, (3)	1,296,555

40,523	Oceaneering International Inc.	1,702,776

21,329	Oil States International Inc., (2)	640,083

58,365	Patterson-UTI Energy, Inc., (3)	869,055

49,522	Rowan Companies Inc.	974,593

63,254	Superior Energy Services, Inc., (3)	895,677
	Total Energy Equipment & Services	8,936,231

	Food & Staples Retailing – 0.5%

15,502	Casey’s General Stores, Inc.	1,646,622

105,649	SUPERVALU INC.	694,114

20,044	United Natural Foods Inc., (2), (3)	1,011,220
	Total Food & Staples Retailing	3,351,956

	Food Products – 2.3%

37,756	Dean Foods Company	683,761

70,997	Flowers Foods Inc.	1,916,919

40,484	Hain Celestial Group Inc., (2), (3)	2,018,127

30,062	Ingredion Inc., (3)	2,857,694

7,841	Lancaster Colony Corporation, (3)	891,679

24,209	Post Holdings Inc., (2), (3)	1,555,912

8,751	Tootsie Roll Industries Inc., (3)	277,757

17,072	Treehouse Foods Inc., (2), (3)	1,462,046

70,235	WhiteWave Foods Company, (2)	2,878,230
	Total Food Products	14,542,125

	Gas Utilities – 1.6%

40,468	Atmos Energy Corporation	2,549,484

46	Nuveen Investments

Shares	Description (1)	Value

	Gas Utilities (continued)

33,934	National Fuel Gas Company, (3)	$1,782,553

20,994	One Gas Inc., (3)	1,025,347

70,747	Questar Corporation	1,460,926

66,264	UGI Corporation	2,429,901

20,965	WGL Holdings Inc.	1,304,652
	Total Gas Utilities	10,552,863

	Health Care Equipment & Supplies – 4.0%

29,018	Align Technology, Inc., (2)	1,899,518

19,364	Cooper Companies, Inc., (3)	2,950,299

18,629	Halyard Health Inc., (2), (3)	552,909

23,191	Hill Rom Holdings Inc.	1,221,934

101,712	Hologic Inc., (2)	3,952,528

38,100	Idexx Labs Inc., (2), (3)	2,614,422

16,862	Livanova PLC, (2), (3)	1,117,613

56,683	ResMed Inc., (3)	3,265,508

22,356	Sirona Dental Systems, Inc., (2)	2,439,710

28,519	Steris Corporation, (3)	2,137,499

15,953	Teleflex Inc., (3)	2,121,749

22,368	West Pharmaceutical Services Inc., (3)	1,342,304
	Total Health Care Equipment & Supplies	25,615,993

	Health Care Providers & Services – 2.6%

19,320	AmSurg Corporation, (2), (3)	1,354,139

47,350	Centene Corporation, (2), (3)	2,816,378

46,557	Community Health Systems, Inc., (2)	1,305,458

32,396	Health Net Inc., (2)	2,081,767

18,390	Lifepoint Hospitals Inc., (2)	1,266,703

38,820	Medax Inc., (2)	2,735,645

16,026	Molina Healthcare Inc., (2), (3)	993,612

25,485	Owens and Minor Inc., (3)	913,637

34,357	VCA Antech, Inc., (2)	1,881,733

17,721	Wellcare Health Plans Inc., (2)	1,570,081
	Total Health Care Providers & Services	16,919,153

	Health Care Technology – 0.1%

64,524	Allscripts Healthcare Solutions Inc., (2), (3)	907,207

	Hotels, Restaurants & Leisure – 1.9%

25,089	Brinker International Inc., (3)	1,141,800

7,312	Buffalo Wild Wings, Inc., (2), (3)	1,128,022

9,589	CBRL Group Inc., (3)	1,318,104

17,061	Cheesecake Factory Inc., (3)	822,340

Nuveen Investments	47

Nuveen Mid Cap Index Fund (continued)

Portfolio of Investments	October 31, 2015

Shares	Description (1)	Value

	Hotels, Restaurants & Leisure (continued)

22,471	Dominos Pizza Inc., (3)	$2,396,982

35,654	Dunkin Brands Group Inc., (3)	1,476,432

11,274	Intl Speedway Corporation	391,095

14,885	Jack in the Box Inc.	1,109,379

10,410	Panera Bread Company, (2)	1,846,422

94,869	The Wendy’s Company	869,000
	Total Hotels, Restaurants & Leisure	12,499,576

	Household Durables – 2.1%

21,403	CalAtlantic Group Inc., (3)	815,240

72,697	Jarden Corporation	3,256,826

36,339	KB Home, (3)	476,041

15,777	MDC Holdings Inc., (3)	410,044

1,485	NVR Inc., (2)	2,432,074

24,558	Tempur Pedic International Inc., (2)	1,911,595

64,626	Toll Brothers Inc., (2)	2,324,597

58,898	Tri Pointe Homes, Incorporated, (2), (3)	764,496

20,524	Tupperware Corporation, (3)	1,208,248
	Total Household Durables	13,599,161

	Household Products – 0.9%

53,626	Church & Dwight Company Inc.	4,616,659

24,911	Energizer Holdings, Inc.	1,066,938
	Total Household Products	5,683,597

	Independent Power & Renewable Electricity Producers – 0.0%

33,375	Talen Energy Corporation, (2), (3)	289,695

	Industrial Conglomerates – 0.4%

25,887	Carlisle Companies Inc.	2,252,169

	Insurance – 5.1%

6,538	Alleghany Corporation, (2)	3,244,613

28,928	American Financial Group Inc.	2,088,312

63,456	Arthur J. Gallagher & Co.	2,774,931

26,433	Aspen Insurance Holdings Limited	1,284,908

48,019	Brown & Brown Inc., (3)	1,549,573

80,145	CNO Financial Group Inc., (3)	1,539,585

16,509	Endurance Specialty Holdings Limited	1,042,213

18,550	Everest Reinsurance Group Ltd	3,301,344

43,155	First American Corporation, (3)	1,645,500

17,796	Hanover Insurance Group Inc.	1,499,313

20,946	Kemper Corporation, (3)	748,191

14,657	Mercury General Corporation, (3)	791,625

48	Nuveen Investments

Shares	Description (1)	Value

	Insurance (continued)

97,875	Old Republic International Corporation	$1,765,665

21,981	Primerica Inc., (3)	1,046,955

28,133	Reinsurance Group of America Inc.	2,538,722

16,378	RenaisasnceRE Holdings, Limited	1,795,520

17,667	StanCorp Financial Group Inc.	2,026,758

42,760	WR Berkley Corporation, (3)	2,387,291
	Total Insurance	33,071,019

	Internet & Catalog Retail – 0.1%

13,878	Hosting Site Network, Inc.	858,354

	Internet Software & Services – 0.2%

47,058	Rackspace Hosting Inc., (2)	1,216,449

	IT Services – 3.8%

31,085	Acxiom Corporation, (2)	687,600

48,742	Broadridge Financial Solutions, Inc.	2,904,048

40,988	Convergys Corporation, (3)	1,052,162

37,097	CoreLogic Inc.	1,446,041

11,596	DST Systems Inc.	1,416,451

34,071	Gartner Inc., (2)	3,089,218

27,542	Global Payments Inc.	3,757,004

34,154	Henry Jack and Associates Inc., (3)	2,641,470

27,679	Leidos Holdings Inc.	1,455,085

26,383	Maximus Inc., (3)	1,799,321

22,658	NeuStar, Inc., (2), (3)	616,071

16,476	Science Applications International Corporation	755,589

45,128	VeriFone Holdings Inc., (2)	1,360,158

15,653	WEX Inc., (2)	1,407,361
	Total IT Services	24,387,579

	Leisure Products – 0.9%

37,454	Brunswick Corporation	2,015,400

25,091	Polaris Industries Inc., (3)	2,818,723

26,105	Vista Outdoor Inc., (2)	1,167,416
	Total Leisure Products	6,001,539

	Life Sciences Tools & Services – 1.3%

8,149	Bio-Rad Laboratories Inc., (2), (3)	1,136,623

13,448	Bio-Techne Corporation	1,186,114

19,537	Charles River Laboratories International, Inc., (2)	1,274,594

11,802	Mettler-Toledo International Inc., (2), (3)	3,670,304

22,030	Parexel International Corporation, (2)	1,390,534
	Total Life Sciences Tools & Services	8,658,169

Nuveen Investments	49

Nuveen Mid Cap Index Fund (continued)

Portfolio of Investments	October 31, 2015

Shares	Description (1)	Value

	Machinery – 4.3%

32,882	AGCO Corporation, (3)	$1,591,160

20,365	CLARCOR, Inc., (3)	1,015,399

19,965	Crane Company	1,050,958

53,124	Donaldson Company, Inc., (3)	1,604,345

24,485	Graco Inc., (3)	1,797,199

32,565	IDEX Corporation, (3)	2,499,689

37,040	ITT Industries, Inc.	1,466,043

33,653	Joy Global Inc., (3)	578,159

31,735	Kennametal Inc., (3)	892,388

32,486	Lincoln Electric Holdings Inc., (3)	1,942,988

24,173	Nordson Corporation, (3)	1,722,085

32,096	Oshkosh Truck Corporation, (3)	1,318,825

44,553	Terex Corporation	893,733

30,969	Timken Company	978,620

16,258	Toro Company	1,223,740

62,574	Trinity Industries Inc., (3)	1,693,878

9,667	Valmont Industries, Inc.	1,048,289

38,958	Wabtec Corporation	3,228,449

23,835	Woodward Governor Company, (3)	1,084,493
	Total Machinery	27,630,440

	Marine – 0.2%

23,018	Kirby Corporation, (2)	1,502,845

	Media – 1.5%

23,873	AMC Networks Inc., Class A Shares, (2), (3)	1,763,976

1,774	Cable One, Inc.	768,923

42,058	Cinemark Holdings Inc.	1,490,536

29,059	Dreamworks Animation SKG Inc., (2), (3)	588,154

18,915	John Wiley and Sons Inc., Class A	989,822

57,485	Live Nation Inc., (2)	1,568,191

14,948	Meredith Corporation, (3)	702,855

50,986	New York Times, Class A	677,094

45,071	Time Inc.	837,419
	Total Media	9,386,970

	Metals & Mining – 1.5%

43,488	Allegheny Technologies, Inc., (3)	639,274

21,446	Carpenter Technology Inc., (3)	714,366

47,560	Commercial Metals Company	683,437

13,545	Compass Minerals International, Inc.	1,100,396

31,390	Reliance Steel & Aluminum Company	1,882,144

50	Nuveen Investments

Shares	Description (1)	Value

	Metals & Mining (continued)

26,244	Royal Gold, Inc.	$1,255,513

96,647	Steel Dynamics Inc.	1,785,070

58,448	United States Steel Corporation, (3)	682,673

19,849	Worthington Industries, Inc.	609,364
	Total Metals & Mining	9,352,237

	Multiline Retail – 0.3%

22,592	Big Lots, Inc., (2)	1,041,491

123,108	J.C. Penney Company, Inc., (3)	1,128,900
	Total Multiline Retail	2,170,391

	Multi-Utilities – 1.0%

44,810	Alliant Energy Corporation	2,644,686

18,027	Black Hills Corporation	825,276

77,395	MDU Resources Group Inc., (3)	1,459,670

33,310	Vectren Corporation	1,514,606
	Total Multi-Utilities	6,444,238

	Oil, Gas & Consumable Fuels – 2.0%

123,667	California Resources Corporation, (3)	499,615

156,435	Denbury Resources Inc., (3)	553,780

29,399	Energen Corporation, (3)	1,709,552

42,017	Gulfport Energy Corporation, (2)	1,280,258

76,907	HollyFrontier Company	3,766,136

64,747	QEP Resources Inc.	1,000,989

27,086	SM Energy Company, (3)	903,318

28,145	Western Refining Inc.	1,171,395

29,074	World Fuel Services Corporation	1,292,630

93,958	WPX Energy Inc., (2), (3)	644,552
	Total Oil, Gas & Consumable Fuels	12,822,225

	Paper & Forest Products – 0.3%

26,244	Domtar Corporation	1,082,303

57,007	Louisiana-Pacific Corporation, (2), (3)	1,006,744
	Total Paper & Forest Products	2,089,047

	Personal Products – 0.4%

173,242	Avon Products, Inc., (3)	698,165

24,911	Edgewell Personal Care Co	2,110,211
	Total Personal Products	2,808,376

	Pharmaceuticals – 0.3%

31,395	Akorn, Inc., (2), (3)	839,502

39,209	Catalent, Inc., (2)	1,042,175
	Total Pharmaceuticals	1,881,677

Nuveen Investments	51

Nuveen Mid Cap Index Fund (continued)

Portfolio of Investments	October 31, 2015

Shares	Description (1)	Value

	Professional Services – 1.2%

13,653	CEB Inc.	$1,020,698

16,502	FTI Consulting Inc., (2)	561,233

32,162	Manpower Inc.	2,951,828

25,841	Towers Watson & Company, Class A Shares	3,192,914
	Total Professional Services	7,726,673

	Real Estate Investment Trust – 9.3%

28,940	Alexandria Real Estate Equities Inc.	2,597,076

42,376	American Campus Communities Inc., (3)	1,719,194

77,759	BioMed Realty Trust Inc.	1,820,338

33,246	Camden Property Trust, (3)	2,453,222

33,227	Care Capital Properties, Inc.	1,094,830

48,138	Communications Sales & Leasing, Inc., (3)	967,092

35,386	Corporate Office Properties	813,878

47,003	Corrections Corporation of America	1,339,586

54,879	Douglas Emmett Inc.	1,676,553

133,090	Duke Realty Corporation	2,754,963

25,575	Equity One Inc.	679,784

44,491	Extra Space Storage Inc.	3,525,467

27,173	Federal Realty Investment Trust	3,899,054

36,402	Highwoods Properties, Inc.	1,581,667

60,484	Hospitality Properties Trust, (3)	1,623,391

33,210	Kilroy Realty Corporation, (3)	2,186,546

26,516	Lamar Advertising Company	1,496,298

42,033	LaSalle Hotel Properties, (3)	1,236,191

59,658	Liberty Property Trust	2,029,565

35,811	Mack-Cali Realty Corporation	779,247

30,298	Mid-America Apartment Communities	2,581,087

49,760	National Retail Properties, Inc.	1,890,880

64,362	Omega Healthcare Investors Inc., (3)	2,221,776

13,921	Post Properties, Inc.	831,641

16,396	Potlatch Corporation, (3)	512,211

51,082	Rayonier Inc.	1,157,007

37,298	Regency Centers Corporation	2,534,772

94,418	Senior Housing Properties Trust	1,434,209

9,680	Sovran Self Storage Inc.	966,742

33,683	Tanger Factory Outlet Centers, (3)	1,177,221

25,553	Taubman Centers Inc.	1,967,070

101,560	UDR Inc., (3)	3,499,758

32,581	Urban Edge Properties	773,473

52	Nuveen Investments

Shares	Description (1)	Value

	Real Estate Investment Trust (continued)

45,397	Weingarten Realty Trust	$1,623,397

73,739	WP GLIMCHER, Inc.	856,847
	Total Real Estate Investment Trust	60,302,033

	Real Estate Management & Development – 0.6%

17,321	Alexander & Baldwin Inc., (3)	653,695

18,000	Jones Lang LaSalle Inc.	3,000,780
	Total Real Estate Management & Development	3,654,475

	Road & Rail – 0.7%

20,603	Genesee & Wyoming Inc., (2)	1,382,461

18,068	Landstar System	1,139,007

28,192	Old Dominion Freight Line, (2), (3)	1,746,212

17,344	Werner Enterprises, Inc.	458,922
	Total Road & Rail	4,726,602

	Semiconductors & Semiconductor Equipment – 1.8%

261,638	Advanced Micro Devices, Inc., (2), (3)	554,673

170,037	Atmel Corporation	1,292,281

41,254	Cree, Inc., (2), (3)	1,039,188

132,849	Cypress Semiconductor Corporation, (3)	1,400,228

50,463	Fairchild Semiconductor International Inc., Class A, (2)	841,723

57,253	Integrated Device Technology, Inc., (2)	1,459,952

52,016	Intersil Holding Corporation, Class A	704,817

16,148	Silicon Laboratories Inc., (2)	806,916

125,648	SunEdison Inc., (2), (3)	917,230

14,652	Synaptics, Inc., (2)	1,246,739

82,674	Teradyne Inc.	1,613,796
	Total Semiconductors & Semiconductor Equipment	11,877,543

	Software – 4.7%

46,389	ACI Worldwide, Inc., (2), (3)	1,111,017

37,429	Ansys Inc., (2), (3)	3,567,358

116,942	Cadence Design Systems, Inc., (2), (3)	2,598,451

64,410	CDK Global Inc.	3,206,974

17,917	CommVault Systems, Inc., (2)	725,997

12,743	Fair Isaac Corporation	1,177,071

55,330	Fortinet Inc., (2)	1,901,139

29,493	Manhattan Associates Inc., (2)	2,148,565

39,112	Mentor Graphics Corporation	1,063,846

47,914	Parametric Technology Corporation, (2)	1,698,072

36,283	Rovi Corporation, (2), (3)	331,989

26,494	Solarwinds, Inc., (2)	1,537,447

Nuveen Investments	53

Nuveen Mid Cap Index Fund (continued)

Portfolio of Investments	October 31, 2015

Shares	Description (1)	Value

	Software (continued)

27,791	Solera Holdings Inc.	$1,519,056

62,501	Synopsys Inc., (2)	3,123,800

13,477	Tyler Technologies Inc., (2), (3)	2,295,942

11,450	Ultimate Software Group, Inc., (2), (3)	2,339,808
	Total Software	30,346,532

	Specialty Retail – 2.7%

26,507	Aaron Rents Inc.	653,928

29,482	Abercrombie & Fitch Co., Class A, (3)	624,724

69,104	American Eagle Outfitters, Inc., (3)	1,055,909

64,679	Ascena Retail Group Inc., (2)	861,524

18,934	Cabela’s Incorporated, (2), (3)	741,645

58,829	Chico’s FAS, Inc., (3)	813,017

30,545	CST Brands Inc.	1,097,482

40,127	Dick’s Sporting Goods Inc.	1,787,658

57,391	Foot Locker, Inc., (3)	3,888,240

24,103	Guess Inc., (3)	507,368

17,941	Murphy USA Inc., (2)	1,101,039

196,559	Office Depot, Inc., (2)	1,497,780

21,325	Rent-A-Center Inc., (3)	392,167

35,358	Williams-Sonoma Inc., (3)	2,607,653
	Total Specialty Retail	17,630,134

	Technology Hardware, Storage & Peripherals – 0.6%

41,665	3D Systems Corporation, (2), (3)	419,150

26,092	Diebold Inc., (3)	962,012

25,150	Lexmark International, Inc., Class A	817,124

67,819	NCR Corporation, (2)	1,803,985
	Total Technology Hardware, Storage & Peripherals	4,002,271

	Textiles, Apparel & Luxury Goods – 0.8%

21,689	Carter’s Inc.	1,971,096

13,751	Deckers Outdoor Corporation, (2)	765,381

51,116	Kate Spade & Company, (2), (3)	918,555

49,101	Skechers USA Inc., (2), (3)	1,531,951
	Total Textiles, Apparel & Luxury Goods	5,186,983

	Thrifts & Mortgage Finance – 0.6%

178,800	New York Community Bancorp Inc., (3)	2,953,776

40,929	Washington Federal Inc.	1,020,769
	Total Thrifts & Mortgage Finance	3,974,545

	Trading Companies & Distributors – 0.7%

18,597	GATX Corporation, (3)	868,480

54	Nuveen Investments

Shares	Description (1)				Value

	Trading Companies & Distributors (continued)

19,131	MSC Industrial Direct Inc., Class A, (3)				$1,200,853

43,336	NOW Inc., (2), (3)				715,477

11,520	Watsco Inc.				1,417,306
	Total Trading Companies & Distributors				4,202,116

	Water Utilities – 0.3%

71,520	Aqua America Inc.				2,045,472

	Wireless Telecommunication Services – 0.2%

39,973	Telephone and Data Systems Inc.				1,144,827
	Total Common Stocks (cost $456,761,420)				612,972,145

Shares	Description (1)				Value

	COMMON STOCK RIGHTS – 0.0%

100,634	Community Health Systems Inc.				$956
	Total Common Stock Rights (cost $—)				956
	Total Long-Term Investments (cost $456,761,420)				612,973,101

Shares	Description (1)				Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 28.7%

	Money Market Funds – 28.7%

185,712,712	Mount Vernon Securities Lending Prime Portfolio, 0.256%, (4), (5)				$185,712,712
	Total Investments Purchased with Collateral from Securities Lending (cost $185,712,712)				185,712,712

Shares/ Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (6)	Value

	SHORT-TERM INVESTMENTS – 5.5%

	Money Market Funds – 5.0%

32,646,053	First American Treasury Obligations Fund, Class Z	0.000% (4)	N/A	N/A	$32,646,053

	U.S. Government and Agency Obligations – 0.5%

$3,000	U.S. Treasury Bills, (7)	0.000%	11/12/15	AAA	2,999,991
	Total Short-Term Investments (cost $35,645,941)				35,646,044
	Total Investments (cost $678,120,073) – 128.9%				834,331,857
	Other Assets Less Liabilities – (28.9)% (8)				(187,075,398)
	Net Assets – 100%				$647,256,459

Nuveen Investments	55

Nuveen Mid Cap Index Fund (continued)

Portfolio of Investments	October 31, 2015

Investment in Derivatives as of October 31, 2015

Futures Contracts outstanding:

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value	Variable Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)
S&P MidCap 400® E-Mini Index	Long	251	12/15	36,179,140	7,537	804,044

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $179,056,613.

(4)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(5)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

(6)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(7)	Investment, or portion of investment, segregated as collateral for investments in derivatives.

(8)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter derivatives as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of exchange-cleared and exchange-traded derivatives is recognized as part of the cash collateral at broker and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

N/A	Not Applicable

See accompanying notes to financial statements.

56	Nuveen Investments

Nuveen Small Cap Index Fund

Portfolio of Investments	October 31, 2015

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 96.2%

	COMMON STOCKS – 96.2%

	Aerospace & Defense – 1.4%

2,624	AAR Corporation	$59,539

4,638	Aerojet Rocketdyne Holdings Inc., (2), (3)	78,568

1,478	Aerovironment, Inc., (3)	34,097

547	American Science & Engineering Inc., (2)	20,502

1,628	Astronics Corporation, (3)	61,555

1,598	Cubic Corporation	71,670

3,518	Curtiss Wright Corporation	244,712

5,363	DigitalGlobe Inc., (3)	80,070

842	Ducommon Inc.	18,221

1,361	Engility Holdings Inc., (3)	43,811

2,302	Esterline Technologies Corporation, (3)	177,369

1,423	Heico Corporation	71,776

2,953	Heico Corporation, Class A	128,987

2,537	Keyw Holding Corporation, (2), (3)	18,089

3,902	KLX Inc., (3)	152,607

3,663	Kratos Defense & Security Solutions Inc., (3)	18,278

2,864	Moog Inc., Class A Shares, (3)	176,881

374	National Presto Industries Inc.	32,931

785	Sparton Corporation, (3)	18,471

3,954	Taser International, Inc., (2), (3)	92,563

2,614	Teledyne Technologies Inc., (3)	233,247

778	Vectrus, Inc., (3)	19,349
	Total Aerospace & Defense	1,853,293

	Air Freight & Logistics – 0.5%

3,904	Air Transport Services Group Inc., (3)	38,220

1,849	Atlas Air Worldwide Holdings Inc., (3)	76,253

2,192	Echo Global Logistics, Inc., (3)	52,148

2,290	Forward Air Corporation, (2)	103,874

2,668	Hub Group, Inc., (3)	106,667

650	Park Ohio Holdings Corporation	22,425

2,001	Radiant Logistics, Inc., (3)	7,944

6,827	UTI Worldwide, Inc.	48,677

5,291	XPO Logistics, Incorporated, (2), (3)	146,878
	Total Air Freight & Logistics	603,086

Nuveen Investments	57

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments	October 31, 2015

Shares	Description (1)	Value

	Airlines – 0.4%

993	Allegiant Travel Company	$196,068

3,529	Hawaiian Holdings Inc., (2), (3)	122,456

3,861	Republic Airways Holdings, Inc., (3)	22,239

3,962	Skywest Inc.	75,436

1,863	Virgin America Inc., (2), (3)	66,341
	Total Airlines	482,540

	Auto Components – 1.2%

5,248	American Axle and Manufacturing Holdings Inc.	116,296

4,258	Cooper Tire & Rubber	177,942

1,005	Cooper-Standard Holdings Inc., (2), (3)	65,365

12,066	Dana Holding Corporation, (2)	202,709

1,978	Dorman Products, Inc., (2), (3)	92,333

1,833	Drew Industries Inc., (3)	109,668

2,516	Federal Mogul Corporation, Class A Shares, (3)	19,499

821	Fox Factory Holding Corporation, (3)	14,573

2,655	Gentherm Inc., (2), (3)	130,520

1,340	Horizon Global Corporation, (3)	11,779

884	Metaldyne Performance Group Inc.	19,289

3,543	Modine Manufacturing Company	29,655

1,384	Motorcar Parts of America, Inc., (3)	46,585

2,116	Remy International Inc.	62,401

1,535	Standard Motor Products Inc.	67,924

2,190	Stoneridge Inc., (2), (3)	27,791

268	Strattec Security Corporation	16,032

1,733	Superior Industries International Inc.	34,105

4,538	Tenneco Inc., (3)	256,805

1,662	Tower International Inc.	45,655
	Total Auto Components	1,546,926

	Automobiles – 0.0%

1,991	Winnebago Industries Inc., (2)	41,791

	Banks – 8.7%

1,280	1st Source Corporation	40,653

377	Access National Corporation	7,800

613	American National Bankshares, Inc.	15,448

1,951	Ameris Bancorp.	61,457

775	Ames National Corporation	19,375

124	Arrow Financial Corporation	3,422

2,567	Banc of California Inc.	33,474

551	BancFirst Corporation	33,958

58	Nuveen Investments

Shares	Description (1)	Value

	Banks (continued)

2,304	Banco Latinoamericano de Exportaciones S.A.	$62,277

2,566	Bancorp, Inc., (3)	18,475

7,141	BancorpSouth Inc., (2)	178,025

453	Bank of Marin Bancorp California	24,091

5,768	Bank of the Ozarks, Inc., (2)	288,515

1,518	Banner Corporation	74,488

441	Bar Harbor Bankshares	15,589

5,883	BBCN Bancorp Inc.	98,776

1,948	Berkshire Hills Bancorp, Inc., (2)	55,713

2,207	Blue Hills Bancorp, Inc.	31,317

2,092	BNC Bancorp., (2)	46,965

6,205	Boston Private Financial Holdings Inc.	71,109

931	Bridge Bancorp Inc., (2)	26,729

1,126	Bryn Mawr Bank	32,800

575	Camden National Corporation	22,477

1,662	Capital Bank Financial Corporation, Class A Shares	53,683

825	Capital City Bank	12,738

2,522	Cardinal Financial Corporation	57,325

2,498	Cascade Bancorp., (3)	14,014

5,911	Cathay General Bancorp., (2)	185,014

3,362	Centerstate Banks of Florida, Inc.	49,018

1,327	Central Pacific Financial Corporation	29,672

284	Century Bancorp, Inc.	12,624

2,457	Chemical Financial Corporation	83,366

964	Citizens & Northern Corporation	19,097

1,125	City Holding Company	53,809

1,198	CNB Financial Corporation	22,259

2,954	Cobiz, Inc.	36,807

4,079	Columbia Banking Systems Inc.	135,912

3,016	Community Bank System Inc., (2)	122,932

1,211	Community Trust Bancorp, Inc.	41,743

876	CommunityOne Bancorp., (3)	11,335

1,358	ConnectOne Bancorp, Inc.	24,240

678	CU Bancorp., (3)	16,353

1,978	Customers Bancorp Inc., (3)	54,395

7,860	CVB Financial, (2)	137,157

2,212	Eagle Bancorp, Inc., (3)	105,291

604	Enterprise Bancorp, Inc.	14,025

1,509	Enterprise Financial Services Corporation	42,795

Nuveen Investments	59

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments	October 31, 2015

Shares	Description (1)	Value

	Banks (continued)

12,519	F.N.B. Corporation PA	$168,631

555	Farmers Capital Bank Corporation	15,052

2,069	FCB Financial Holdings, Inc., Class A Shares, (3)	73,574

1,221	Fidelity Southern Corporation	25,580

1,075	Financial Institutions, Inc.	28,079

797	First Bancorp Maine	16,841

1,640	First Bancorp of North Carolina, Inc.	30,389

8,409	First Bancorp of Puerto Rico, (2), (3)	31,870

2,012	First Busey Corporation	41,990

638	First Business Financial Services, Inc.	15,727

570	First Citizens Bancshares, Inc.	146,000

7,292	First Commonwealth Financial Corporation	67,013

1,269	First Community Bancshares, Inc.	24,403

1,253	First Connecticut Bancorp.	21,777

4,476	First Financial Bancorp.	86,297

4,744	First Financial Bankshares, Inc., (2)	157,785

817	First Financial Corporation	27,999

1,404	First Interstate BancSystem Inc., Montana	39,817

2,911	First Merchants Corporation, (2)	76,356

5,838	First Midwest Bancorp, Inc.	104,033

1,158	First NBC Bank Holding Company, (3)	43,066

989	First of Long Island Corporation, (2)	27,465

12,263	FirstMerit Corporation	230,422

2,346	Flushing Financial Corporation	49,360

13,069	Fulton Financial Corporation, (2)	175,386

1,066	German American Bancorp, Inc.	33,398

5,587	Glacier Bancorp, Inc., (2)	152,860

859	Great Southern Bancorp.	41,515

3,056	Great Western Bancorp Inc.	86,363

752	Green Bancorp, Inc., (3)	9,212

1,144	Guaranty Bancorp.	18,853

2,812	Hampton Roads Bankshares, Inc., (3)	5,202

5,761	Hancock Holding Company	159,004

2,469	Hanmi Financial Corporation	62,960

1,235	Heartland Financial USA, Inc.	45,497

1,614	Heritage Commerce Corporation	17,076

2,411	Heritage Financial Corporation	44,411

1,681	Heritage Oaks Bancorp	14,810

5,633	Hilltop Holdings Inc., (3)	118,124

60	Nuveen Investments

Shares	Description (1)	Value

	Banks (continued)

4,199	Home Bancshares, Inc., (2)	$180,221

1,609	HomeTrust Bancshares Inc., (3)	30,474

724	Horizon Bancorp.	18,896

2,437	IberiaBank Corporation, (2)	147,755

1,907	Independent Bank Corporation, Massachusetts, (2)	89,133

1,778	Independent Bank Corporation, Michigan	25,745

709	Independent Bank Group Inc.	27,616

4,005	International Bancshares Corporation, (2)	107,935

25,259	Investors Bancorp, Inc., (2)	315,990

3,127	Lakeland Bancorp, Inc.	36,367

1,282	Lakeland Financial Corporation	57,600

3,522	LegacyTexas Financial Group Inc.	101,081

1,698	Mainsource Financial Group	36,745

5,527	MB Financial, Inc.	178,190

1,305	Mercantile Bank Corporation	28,788

400	Merchants Bancshares, Inc.	12,608

876	Metro Bancorp, Inc.	27,138

565	MidWestOne Financial Group Inc.	17,312

2,740	National Bank Holdings Corporation	60,444

538	National Bankshares, Inc., (2)	17,566

9,614	National Penn Bancshares, Inc.	115,753

3,388	NBT Bancorp, Inc., (2)	95,237

2,608	NewBridge Bancorp.	29,496

3,490	OFG Bancorp., (2)	32,143

8,447	Old National Bancorp., (2)	118,258

2,179	Old Second Bancorp, Inc.	14,599

770	Opus Bank	28,682

1,490	Pacific Continental Corporation	21,367

1,335	Pacific Premier Bancorp, Inc., (3)	28,502

959	Park National Corporation, (2)	87,000

3,464	Park Sterling Bank Inc.	25,114

937	Peapack Gladstone Financial Corporation	21,186

401	Penns Woods Bancorp, Inc.	17,865

900	Peoples Bancorp, Inc.	17,244

586	Peoples Financial Services Corporation, (2)	23,862

2,654	Pinnacle Financial Partners, Inc.	139,653

910	Preferred Bank Los Angeles	30,130

5,815	Privatebancorp, Inc.	243,241

5,024	Prosperity Bancshares, Inc., (2)	258,133

Nuveen Investments	61

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments	October 31, 2015

Shares	Description (1)	Value

	Banks (continued)

863	QCR Holdings, Inc.	$19,659

2,972	Renasant Corporation, (2)	102,920

807	Republic Bancorp, Inc.	20,522

2,304	S&T Bancorp, Inc.	73,452

1,824	Sandy Spring Bancorp, Inc.	50,160

1,222	Seacoast Banking Corporation of Florida, (3)	18,923

1,648	ServisFirst Bancshares Inc.	69,842

1,014	Sierra Bancorp.	16,437

2,207	Simmons First National Corporation	113,749

1,788	South State Corporation	138,570

1,946	Southside Bancshares, Inc.	52,347

1,534	Southwest Bancorp, Inc.	25,940

2,492	State Bank Financial Corporation	53,329

8,676	Sterling Bancorp.	133,524

772	Stonegate Bank	24,094

963	Suffolk Bancorp.	28,784

674	Sun Bancorp, Inc., (3)	13,487

1,204	SY Bancorp, Inc.	45,367

4,041	Talmer Bancorp Inc., Class A	67,970

3,340	Texas Capital BancShares, Inc., (3)	184,368

1,204	Tompkins Financial Corporation	65,353

3,434	Towne Bank	73,694

1,334	Trico Bancshares	35,164

1,712	Tristate Capital Holdings Inc., (3)	21,383

1,099	Triumph Bancorp Inc., (3)	18,342

4,996	Trustmark Corporation, (2)	120,054

2,926	UMB Financial Corporation	143,608

16,313	Umpqua Holdings Corporation, (2)	272,427

3,336	Union Bankshares Corporation	83,567

5,136	United Bankshares, Inc., (2)	203,129

3,858	United Community Banks, Inc.	77,777

1,259	Univest Corporation of Pennsylvania	24,790

17,586	Valley National Bancorp., (2)	184,653

1,206	Washington Trust Bancorp, Inc.	46,793

6,714	Webster Financial Corporation, (2)	249,089

2,574	WesBanco, Inc.	84,041

1,206	West Bancorp, Inc.	23,831

1,889	Westamerica Bancorp., (2)	83,513

6,457	Western Alliance Bancorporation, (3)	230,838

62	Nuveen Investments

Shares	Description (1)	Value

	Banks (continued)

5,160	Wilshire Bancorp, Inc.	$55,160

3,507	Wintrust Financial Corporation	177,068

1,513	Yadkin Financial Inc.	35,631
	Total Banks	11,561,152

	Beverages – 0.2%

646	Boston Beer Company, (2), (3)	141,855

4,925	Castle Brands, Inc., (2), (3)	6,403

362	Coca-Cola Bottling Company Consolidated, (2)	76,458

852	Craft Brewers Alliance Inc., (3)	6,526

792	MGI Ingredients, Inc.	13,725

945	National Beverage Corporation, (3)	35,570
	Total Beverages	280,537

	Biotechnology – 5.8%

765	Abeona Therapeutics Inc., (3)	3,022

5,895	Acadia Pharmaceuticals, Inc., (2), (3)	205,264

1,605	Acceleron Pharma Inc., (3)	50,092

8,678	Achillion Pharmaceuticals, Inc., (2), (3)	67,862

3,165	Acorda Therapeutics, Inc., (2), (3)	114,067

768	Adamas Pharmaceuticals Inc., (3)	11,336

617	Aduro Biotech, Inc., (2), (3)	16,665

2,242	Advaxis Inc., (2), (3)	24,864

1,855	Aegerion Pharmaceuticals Inc., (2), (3)	27,231

1,131	Affimed NV, (3)	7,171

5,651	Agenus Inc., (3)	25,769

820	Aimmune Therapeutics Inc., (3)	12,341

1,803	Akebia Therapeutics Inc., (3)	16,083

1,727	Alder Biopharmaceuticals Inc., (3)	55,229

2,550	AMAG Pharmaceuticals Inc., (2), (3)	102,000

8,566	Amicus Therapeutics, Inc., (3)	64,245

3,032	Anacor Pharmaceuticals Inc., (3)	340,827

2,931	Anthera Pharmaceuticals Inc., (3)	16,912

650	Applied Genetic Technologies Corporation, (3)	7,800

1,228	Ardelyx, Inc., (3)	20,115

17,902	Arena Pharmaceuticals, Inc., (2), (3)	33,835

12,383	Ariad Pharmaceuticals, Inc., (2), (3)	84,700

10,434	Array Biopharma, Inc., (2), (3)	53,422

4,234	Arrowhead Research Corporation, (2), (3)	21,805

772	Asterias Biotherapeutics, Inc., (3)	3,536

1,245	Atara Biotherapeutics Inc., (2), (3)	32,084

Nuveen Investments	63

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments	October 31, 2015

Shares	Description (1)	Value

	Biotechnology (continued)

446	aTyr Pharma, Inc., (3)	$5,557

1,445	Avalanche Biotechnologies Inc., (3)	12,181

1,044	Axovant Sciences Limited, (2), (3)	12,726

652	Bellicum Pharmaceuticals, Inc., (3)	8,157

5,434	BioCryst Pharmaceuticals, Inc., (2), (3)	48,852

364	BioSpecifics Technologies Corporation, (3)	21,261

4,198	BioTime Inc., (2), (3)	15,826

692	Blueprint Medicines Corporation, (3)	13,902

619	Calithera Biosciences, Inc., (2), (3)	5,286

1,468	Cara Therapeutics Inc., (3)	20,802

332	Catabasis Pharmaceuticals Inc., (3)	2,317

5,572	Catalyst Pharmaceutical Partners, Inc., (3)	17,608

7,283	Celldex Therapeutics, Inc., (2), (3)	87,833

728	Cellular Biomedicine Group, Inc., (3)	15,288

5,310	Cepheid, Inc., (2), (3)	177,354

2,049	ChemoCentryx Inc., (2), (3)	14,323

541	Chiasma Inc., (2), (3)	12,302

3,374	Chimerix Inc., (3)	132,193

356	Cidara Therapeutics, Inc., (2), (3)	4,849

2,056	Clovis Oncology Inc., (2), (3)	205,415

1,744	Coherus Biosciences Inc., (3)	48,570

1,137	Concert Pharmaceuticals Inc., (3)	25,821

2,297	CorMedix Inc., (2), (3)	5,834

11,611	CTI BioPharma Corp., (2), (3)	15,443

8,227	Curis, Inc., (3)	16,783

2,720	Cytokinetics, Inc., (3)	23,419

4,884	CytRx Corporation, (2), (3)	13,578

1,117	Dicerna Pharmaceuticals Inc., (3)	11,192

10,774	Dyax Corporation, (3)	296,608

2,710	Dynavax Technologies Corporation, (3)	61,544

634	Eagle Pharmaceuticals Inc., (2), (3)	40,392

2,287	Emergent BioSolutions, Inc., (3)	73,527

1,184	Enanta Pharmaceuticals Inc., (2), (3)	33,259

2,148	Epizyme Inc., (2), (3)	28,117

970	Esperion Therapeutics Inc., (2), (3)	23,280

7,089	EXACT Sciences Corporation, (2), (3)	59,051

16,662	Exelixis, Inc., (2), (3)	100,305

1,817	Fibrocell Science Inc., (3)	6,941

3,540	FibroGen, Inc., (3)	82,517

64	Nuveen Investments

Shares	Description (1)	Value

	Biotechnology (continued)

1,574	Five Prime Therapeutics Inc., (2), (3)	$50,604

1,028	Flexion Therapeutics Inc., (2), (3)	16,941

881	Foundation Medicine Inc., (2), (3)	19,752

11,572	Galena Biopharma Inc., (2), (3)	19,441

1,595	Genocea Biosciences Inc., (3)	7,640

1,295	Genomic Health, Inc., (3)	27,091

11,692	Geron Corporation, (2), (3)	40,571

508	Global Blood Therapeutics Inc., (3)	23,688

7,845	Halozyme Therapeutics, Inc., (2), (3)	122,774

2,161	Heron Therapeutics Inc., (2), (3)	59,255

6,317	Idera Pharmaceuticals, Inc., (2), (3)	17,435

1,586	Ignyta, Inc., (3)	16,241

837	Immune Design Corporation, (3)	10,881

6,375	Immunogen, Inc., (3)	74,587

6,413	Immunomedics, Inc., (2), (3)	19,175

3,765	Infinity Pharmaceuticals, Inc., (3)	38,968

5,312	Inovio Pharmaceuticals Inc., (2), (3)	33,625

4,549	Insmed Incorporated, (3)	90,252

1,740	Insys Therapeutics Inc., (2), (3)	44,822

564	Invitae Corporation, (2), (3)	4,298

9,268	Ironwood Pharmaceuticals Inc., (2), (3)	105,284

1,708	Karyopharm Therapeutics Inc., (2), (3)	22,802

7,809	Keryx Biopharmaceuticals, Inc., (2), (3)	34,984

2,133	Kite Pharma Inc., (2), (3)	145,151

1,016	La Jolla Pharmaceutical Company, (3)	25,390

3,066	Lexicon Genetics, Inc., (2), (3)	29,158

1,297	Ligand Pharmaceuticals, Inc., (2), (3)	117,184

3,331	Lion Biotechnologies Inc., (3)	21,552

575	Loxo Oncology Inc., (3)	13,443

2,327	MacroGenics Inc., (3)	72,300

17,687	MannKind Corporation, (2), (3)	58,544

1,643	Medgenics Inc., (3)	10,762

8,092	Merrimack Pharmaceuticals, Incorporated, (2), (3)	75,579

8,035	MiMedx Group Inc., (2), (3)	58,495

847	Mirati Therapeutics, Inc., (3)	29,967

4,519	Momenta Pharmaceuticals, Inc., (2), (3)	74,157

5,136	Myriad Genetics Inc., (2), (3)	207,340

490	NantikWest Inc., (3)	5,831

737	Natera, Inc., (3)	6,080

Nuveen Investments	65

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments	October 31, 2015

Shares	Description (1)	Value

	Biotechnology (continued)

11,127	Navidea Biopharmaceuticals Incorporated, (2), (3)	$22,477

6,317	Neurocrine Biosciences Inc., (2), (3)	310,102

1,539	NewLink Genetics Corporation, (2), (3)	58,898

370	Nivalis Therapeutics Inc., (3)	2,967

3,382	Northwest Biotherapeutics, Inc., (2), (3)	16,504

19,824	Novavax, Inc., (2), (3)	133,812

3,096	Ocata Therapeutics Inc., (2), (3)	13,622

1,250	Oncomed Pharmaceuticals Inc., (2), (3)	25,013

7,015	Oncothyreon Inc., (3)	20,764

1,752	Ophthotech Corporation, (3)	87,477

7,569	Orexigen Therapeutics Inc., (2), (3)	23,010

6,711	Organovo Holdings Inc., (2), (3)	20,200

1,382	Osiris Therapeutics, Inc., (2), (3)	23,535

1,092	Otonomy, Inc., (2), (3)	23,631

1,735	OvaScience Inc., (2), (3)	22,503

12,455	PDL Biopahrma Inc., (2)	57,044

13,687	Peregrine Pharmaceuticals, Inc., Reg S, (3)	15,329

1,206	Pfenex Inc., (3)	21,804

3,417	Portola Pharmaceuticals Inc., (3)	162,683

5,394	Progenics Pharmaceuticals, Inc., (2), (3)	39,592

570	Proteon Therapeutics, Inc., (3)	7,809

2,314	Prothena Corporation PLC, (2), (3)	119,194

2,503	PTC Therapeutics Inc., (2), (3)	62,250

2,441	Radius Health Inc., (2), (3)	156,785

5,952	Raptor Pharmaceuticals Corporation, (3)	32,438

2,092	Regulus Therapeutics Incorporated, (2), (3)	13,912

2,430	Repligen Corporation, (3)	80,773

2,586	Retrophin Inc., (2), (3)	49,470

6,789	Rigel Pharmaceuticals, Inc., (3)	17,244

1,019	Sage Therapeutics, Inc., (2), (3)	51,184

5,271	Sangamo Biosciences, Inc., (3)	37,161

3,311	Sarepta Therapeutics Inc., (2), (3)	79,663

633	Seres Therapeutics Inc., (2), (3)	18,762

2,099	Sorrento Therapeutics, Inc., (3)	18,135

621	Spark Therapeutics, Inc., (2), (3)	33,472

5,086	Spectrum Pharmaceuticals, Inc., (3)	26,498

1,150	Stemline Therapeutics Inc., (3)	10,224

7,400	Synergy Pharmaceuticals Inc., (2), (3)	47,434

6,121	Synta Pharmaceuticals Corporation, (3)	4,101

66	Nuveen Investments

Shares	Description (1)	Value

	Biotechnology (continued)

672	T2 Biosystems, Inc., (3)	$7,473

1,720	Tesaro Inc., (2), (3)	78,208

2,614	TG Therapeutics Inc., (2), (3)	32,335

4,725	Threshold Pharmaceuticals, Inc., (3)	18,002

138	Tobira Therapeutics Inc., (2), (3)	1,391

701	Tokai Pharmaceuticals, Inc., (2), (3)	7,746

2,347	Trevena Inc., (3)	22,578

2,188	Trovagene, Inc., (2), (3)	9,430

2,842	Ultragenyx Pharmaceutical Inc., (2), (3)	282,353

3,092	Vanda Pharmaceuticals, Inc., (2), (3)	33,208

2,180	Verastem Inc., (3)	4,011

1,663	Versartis Inc., (3)	17,179

981	Vitae Pharmaceuticals, Inc., (3)	11,654

1,241	Vital Therapies Inc., (2), (3)	9,643

454	vTv Therapeutics Inc., Class A Shares, (3)	3,332

298	XBiotech Inc., (2), (3)	4,226

2,103	Xencor Inc., (3)	22,775

7,014	XOMA Limited, (2), (3)	8,557

1,219	Zafgen Inc., (2), (3)	11,739

8,483	ZIOPHARM Oncology, Inc., (2), (3)	96,621
	Total Biotechnology	7,720,471

	Building Products – 0.9%

3,028	Aaon, Inc.	61,983

2,488	Advanced Drainage Systems, Inc., (2)	78,173

949	American Woodmark Company	68,992

2,160	Apogee Enterprises, Inc.	106,985

3,748	Builders FirstSource, Inc., (3)	44,301

2,328	Continental Building Products Inc., (3)	40,903

2,392	Gibraltar Industries Inc.	60,565

2,530	Griffon Corporation, (2)	43,465

1,416	Insteel Industries, Inc.	30,288

2,233	Masonite International Corporation, (2), (3)	133,690

2,006	NCI Building Systems Inc., (3)	20,983

708	Nortek Inc., (3)	43,436

948	Patrick Industries, Inc., (3)	38,470

3,664	PGT, Inc., (3)	44,188

1,722	Ply Gem Holdings Inc., (3)	20,354

2,506	Quanex Building Products Corporation, (2)	47,288

3,205	Simpson Manufacturing Company Inc., (2)	121,726

Nuveen Investments	67

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments	October 31, 2015

Shares	Description (1)	Value

	Building Products (continued)

2,373	Trex Company Inc., (3)	$92,713

1,554	Universal Forest Products Inc.	112,867
	Total Building Products	1,211,370

	Capital Markets – 1.3%

1,579	Arlington Asset Investment Corporation	21,869

64	Ashford Inc., (3)	4,112

13,514	BGC Partners Inc., Class A	116,896

1,324	Calamos Asset Management, Inc. Class A	12,432

781	CIFC Corporation	5,405

1,503	Cohen & Steers Inc.	45,977

8,240	Cowen Group, Inc., Class A, (2), (3)	34,690

235	Diamond Hill Investment Group, Inc.	47,012

2,566	Evercore Partners Inc.	138,564

3,836	Financial Engines Inc., (2)	123,366

503	GAMCO Investors Inc.	29,013

2,193	Greenhill & Co Inc., (2)	56,623

2,799	HFF Inc., Class A Shares, (3)	96,621

891	Houlihan Lokey Inc.	19,522

1,112	INTL FCStone Inc., (3)	35,573

2,532	Investment Technology Group	40,537

10,860	Janus Capital Group Inc., (2)	168,656

2,481	KCG Holdings Inc., Class A Shares, (3)	30,988

7,739	Ladenburg Thalmann Financial Services Inc., (2), (3)	19,657

464	Medley Management Inc., Class A Shares	3,406

1,301	Moelis & Company, (2)	38,353

1,876	OM Asset Management PLC	28,478

826	Oppenheimer Holdings Inc., Class A	15,157

1,172	Piper Jaffray Companies, (3)	41,688

946	Pzena Investments Management, Inc.	9,015

3,642	RCS Capital Corporation, (2)	2,761

1,600	Safeguard Scientifics Inc., (2), (3)	28,400

5,020	Stifel Financial Corporation, (3)	223,039

1,406	Virtu Financial, Inc., Class A Shares	34,025

507	Virtus Investment Partners Inc.	59,339

582	Westwood Holding Group Inc.	33,814

8,439	WisdomTree Investments Inc., (2)	162,282
	Total Capital Markets	1,727,270

	Chemicals – 1.8%

2,167	A Schulman, Inc.	77,774

68	Nuveen Investments

Shares	Description (1)	Value

	Chemicals (continued)

2,230	American Vanguard Corp., (2)	$29,904

5,195	Axiall Corporation	105,199

2,300	Balchem Corporation, (2)	157,090

3,899	Calgon Carbon Corporation	67,063

537	Chase Corporation, Common Stock	23,848

4,969	Chemtura Corporation, (2), (3)	158,710

567	Core Molding Technologies, Inc., (3)	11,363

5,399	Ferro Corporation	67,434

3,957	Flotek Industries Inc., (2), (3)	71,622

1,811	FutureFuel Corporation	27,908

3,730	H.B. Fuller Company	141,703

785	Hawkins Inc.	32,530

1,547	Innophos Holdings, Inc.	65,732

1,792	Innospec, Inc.	98,990

4,326	Interpid Potash Inc., (3)	16,698

682	KMG Chemicals, Inc.	14,349

1,587	Koppers Holdings Inc.	30,090

2,318	Kraton Performance Polymers Inc., (3)	47,264

1,690	Kronos Worldwide Inc.	13,351

1,500	LSB Industries Inc., (2), (3)	23,475

2,568	Minerals Technologies Inc.	151,358

12,087	Olin Corporation	231,829

3,465	OMNOVA Solutions Inc., (3)	24,879

6,596	PolyOne Corporation	220,570

1,025	Quaker Chemical Corporation	81,365

3,007	Rayonier Advanced Materials Inc., (2)	27,725

1,766	Rentech, Inc., (3)	10,331

3,298	Senomyx, Inc., (2), (3)	16,325

3,456	Sensient Technologies Corporation	225,573

1,426	Stepan Company	75,478

1,657	Trecora Resources, (3)	23,596

1,927	Tredegar Corporation	27,479

925	Trinseo SA, (2), (3)	30,016

4,766	Tronox Limited, Class A, (2)	29,597

1,413	Valhi Inc., (2)	3,490
	Total Chemicals	2,461,708

	Commercial Services & Supplies – 2.1%

4,142	ABM Industries Inc.	117,633

8,130	Acco Brands Corporation, (3)	65,609

Nuveen Investments	69

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments	October 31, 2015

Shares	Description (1)	Value

	Commercial Services & Supplies (continued)

1,602	American Ecology Corporation	$62,814

3,140	ARC Document Solutions, (3)	19,531

3,534	Brady Corporation	80,398

3,597	Brinks Company	111,435

3,219	Casella Waste Systems, Inc., (3)	19,539

1,467	CECO Environmental Corporation	13,086

7,937	Civeo Corporation, (3)	14,763

3,693	Deluxe Corporation	219,918

2,028	Ennis Inc.	40,621

2,834	Essendant Inc.	97,971

1,479	G&K Services, Inc.	97,348

5,288	Healthcare Services Group, Inc., (2)	197,031

825	Heritage-Crystal Clean, Inc., (3)	9,834

3,291	HNI Corporation, (2)	141,316

2,829	Innerworkings, Inc., (3)	21,161

4,944	Interface, Inc.	96,655

2,703	Kimball International Inc., Class B	29,517

3,610	Knoll Inc.	83,896

2,313	Matthews International Corporation	133,529

2,007	McGrath Rentcorp.	60,310

4,413	Miller (Herman) Inc.	140,024

3,389	Mobile Mini, Inc.	116,039

2,167	MSA Safety Inc.	94,221

963	Multi Color Corporation	74,960

562	NL Industries Inc.	1,961

2,230	Quad Graphics Inc.	28,767

1,193	SP Plus Corporation, (3)	30,421

6,160	Steelcase Inc.	119,566

1,585	Team, Inc., (3)	55,475

4,456	Tetra Tech, Inc.	119,866

1,264	TRC Companies, (3)	13,057

1,099	UniFirst Corporation	115,472

1,586	Viad Corporation	47,754

3,860	West Corporation	91,907
	Total Commercial Services & Supplies	2,783,405

	Communications Equipment – 1.6%

3,943	ADTRAN, Inc.	61,235

1,726	Aerohive Networks Inc., (2), (3)	11,633

960	Alliance Fiber	13,066

70	Nuveen Investments

Shares	Description (1)	Value

	Communications Equipment (continued)

1,146	Applied Optoelectronics Inc., (3)	$23,631

822	Bel Fuse, Inc., Class B	14,821

1,136	Black Box Corporation	13,871

2,680	CalAmp Corporation, (3)	50,813

3,217	Calix Inc., (3)	22,487

9,146	Ciena Corporation, (2), (3)	220,784

885	Clearfield Inc., (2), (3)	12,417

1,189	Comtech Telecom Corporation	28,726

2,155	Digi International, Inc., (3)	27,800

1,445	EMCORE Corporation, (3)	9,884

7,484	Extreme Networks Inc., (3)	26,868

7,686	Finisar Corporation, (3)	87,390

6,548	Harmonic Inc., (3)	37,716

9,837	Infinera Corporation, (2), (3)	194,379

2,668	Interdigital Inc., (2)	135,374

4,467	IXIA, (3)	64,369

1,292	KVH Industries, Inc., (3)	12,662

2,564	Netgear, Inc., (3)	106,150

6,791	NetScout Systems, Inc., (3)	243,593

2,787	Novatel Wireless, (2), (3)	5,992

7,552	Oclaro Inc., (3)	22,127

2,896	Plantronics Inc.	155,284

9,989	Polycom Inc., (3)	137,648

5,569	Ruckus Wireless Incorporated, (3)	62,818

4,906	ShoreTel, Inc., (3)	46,313

3,650	Sonus Networks, Inc., (3)	24,127

2,305	Ubiquiti Networks Inc., (2)	67,260

3,159	ViaSat, Inc., (3)	208,368
	Total Communications Equipment	2,149,606

	Construction & Engineering – 0.7%

2,713	Aegion Corporation, (3)	52,334

1,630	Ameresco Inc., Class A Shares, (3)	10,562

1,010	Argan, Inc.	37,320

2,759	Comfort Systems USA Inc.	88,095

2,521	Dycom Industries Inc., (3)	191,823

4,636	Emcor Group Inc.	223,826

2,917	Furmanite Corporation, (3)	20,273

2,911	Granite Construction Inc.	95,597

4,640	Great Lakes Dredge & Dock Corporation	18,560

Nuveen Investments	71

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments	October 31, 2015

Shares	Description (1)	Value

	Construction & Engineering (continued)

1,458	HC2 Holdings, Inc., (2), (3)	$11,022

4,938	MasTec Inc., (3)	82,810

1,547	MYR Group Inc., (3)	34,807

737	Northwest Pipe Company, (3)	9,736

378	NV5 Holdings Inc., (3)	8,800

2,127	Orion Marine Group Inc., (3)	8,317

2,941	Primoris Services Corporation, (2)	58,585

2,886	Tutor Perini Corporation, (3)	48,427
	Total Construction & Engineering	1,000,894

	Construction Materials – 0.2%

5,454	Headwater Inc., (3)	112,080

1,890	Summit Materials, Inc., Class A Shares, (3)	39,803

162	United States Lime & Minerals, Inc.	7,914

1,101	US Concrete, Inc., (2), (3)	61,061
	Total Construction Materials	220,858

	Consumer Finance – 0.5%

2,032	Cash America International, Inc., (2)	70,165

1,926	Encore Capital Group, Inc., (2), (3)	78,388

1,996	Enova International, Inc., (3)	25,948

3,821	EZCORP, Inc., (2), (3)	25,448

2,086	First Cash Financial Services, Inc., (3)	79,581

3,395	Green Dot Corporation, Class A Shares, (3)	62,943

932	JG Wentworth Company, (3)	4,772

1,615	Nelnet Inc.	57,785

3,574	PRA Group Inc., (2), (3)	195,855

861	Regional Management Corporation, (3)	14,043

557	World Acceptance Corporation, (2), (3)	21,238
	Total Consumer Finance	636,166

	Containers & Packaging – 0.3%

294	AEP Industries, Inc., (3)	23,520

8,831	Berry Plastics Corporation, (3)	295,839

2,278	Greif Inc.	74,673

1,804	Myers Industries, Inc.	28,160
	Total Containers & Packaging	422,192

	Distributors – 0.3%

1,557	Audiovox Corporation, (3)	8,034

1,709	Core-Mark Holding Company, Inc.	138,925

1,020	Fenix Parts, Inc., (3)	8,027

3,219	Pool Corporation, (2)	262,477

72	Nuveen Investments

Shares	Description (1)	Value

	Distributors (continued)

542	Weyco Group, Inc.	$15,387
	Total Distributors	432,850

	Diversified Consumer Services – 1.0%

1,946	2U Inc., (2), (3)	40,827

1,269	American Public Education Inc., (3)	27,575

6,977	Apollo Group, Inc., (3)	50,653

985	Ascent Media Corporation, (3)	21,453

1,225	Bridgepoint Education Inc., (3)	9,494

2,764	Bright Horizons Family Solutions Inc., (2), (3)	176,951

962	Cambium Learning Group Inc., (3)	4,627

848	Capella Education Company	38,287

5,010	Career Education Corporation, (3)	18,086

1,243	Carriage Services Inc.	26,737

5,712	Chegg Inc., (2), (3)	39,413

557	Collectors Universe, Inc.	9,631

4,713	Devry Education Group Inc., (2)	111,038

3,482	Grand Canyon Education Inc., (2), (3)	144,712

10,125	Houghton Mifflin Harcourt Company, (3)	198,349

2,498	K12, Inc., (2), (3)	24,256

295	Liberty Tax Inc., Class A Shares	6,812

6,979	LifeLock, Incorporated, (2), (3)	97,776

3,027	Regis Corporation	50,006

4,601	Sothebys Holdings Inc., (2)	159,425

949	Steiner Leisure Limited, (3)	60,129

811	Strayer Education Inc.	42,918

1,768	Universal Technical Institute Inc.	7,514

2,038	Weight Watcher’s International Inc., (2)	31,344
	Total Diversified Consumer Services	1,398,013

	Diversified Financial Services – 0.3%

5,918	FNFV Group, (3)	66,518

2,387	Gain Capital Holdings Inc.	17,783

2,761	Marketaxess	279,717

688	Marlin Business Services Corporation	12,150

1,787	Newstar Financial, Inc., (3)	18,853

890	On Deck Capital, Inc., (2), (3)	8,473

1,765	PICO Holdings, Inc., (3)	17,050

1,013	Resource America Inc.	7,790

2,215	Tiptree Financial Inc., Class A	14,996
	Total Diversified Financial Services	443,330

Nuveen Investments	73

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments	October 31, 2015

Shares	Description (1)	Value

	Diversified Telecommunication Services – 0.7%

6,519	8X8, Inc., (2), (3)	$69,493

728	Atlantic Tele-Network, Inc.	55,634

16,215	Cincinnati Bell Inc., (3)	61,131

3,406	Cogent Communications Group, Inc.	104,632

3,909	Consolidated Communications Holdings, Inc.	86,389

1,543	FairPoint Communications Inc., (3)	24,750

2,622	General Communication, Inc., (3)	53,397

35,215	Globalstar, Inc., (2), (3)	63,387

822	Hawaiian Telcom Holdco Inc., (3)	18,758

1,281	IDT Corporation	16,589

4,709	inContact, Inc., (3)	41,910

2,517	Inteliquent Incn	52,152

2,121	Intelsat SA, (2), (3)	14,041

6,253	Iridium Communications Inc., (2), (3)	51,337

1,459	Lumos Networks Corporation	18,909

3,454	Orbcomm, Inc., (3)	20,517

960	Pacific DataVision, Inc., (3)	26,899

3,436	Premiere Global Services, Inc., (3)	47,004

691	Straight Path Communications Inc., Class B Shares, (2), (3)	21,421

13,733	Vonage Holdings Corporation, (3)	83,359

7,457	Windstream Holdings Inc., (2)	48,545
	Total Diversified Telecommunication Services	980,254

	Electric Utilities – 1.3%

3,286	ALLETE Inc.	164,990

4,474	Cleco Corporation	237,122

2,988	El Paso Electric Company	115,546

3,351	Empire District Electric Company	75,565

926	Genie Energy Limited, Class B Shares, (2)	10,501

3,724	IDACORP, INC, (2)	248,949

2,689	MGE Energy, Inc.	110,975

2,828	Otter Tail Power Corporation	77,600

5,892	PNM Resources Inc.	165,683

5,850	Portland General Electric Company	216,918

4,187	UIL Holdings Corporation	213,495

1,077	Unitil Corp.	38,201
	Total Electric Utilities	1,675,545

	Electrical Equipment – 0.7%

462	Allied Motion	8,912

1,906	AZZ Inc.	105,459

74	Nuveen Investments

Shares	Description (1)	Value

	Electrical Equipment (continued)

1,533	Encore Wire Corporation	$65,566

3,289	EnerSys	200,596

2,040	Enphase Energy Incorporated, (2), (3)	7,344

3,523	Franklin Electric Company, Inc.	116,118

17,816	Fuelcell Energy Inc., (2), (3)	15,758

5,115	Generac Holdings Inc., (2), (3)	161,429

3,615	General Cable Corporation	55,635

1,801	LSI Industries, Inc.	19,343

12,959	Plug Power Inc., (2), (3)	31,231

720	Powell Industries Inc.	23,990

362	Power Solutions International Inc., (2), (3)	6,530

1,660	PowerSecure International, Inc., (3)	20,684

214	Preformed Line Products Company	9,095

1,322	Sunrun Inc., (3)	9,796

2,260	Thermon Group Holdings Inc., (3)	45,449

1,273	Vicor Corporation	12,297
	Total Electrical Equipment	915,232

	Electronic Equipment, Instruments & Components – 2.5%

1,184	Agilysys Inc.	13,462

2,107	Anixter International Inc., (2), (3)	144,498

3,417	AVX Group	46,130

1,071	Badger Meter Inc.	64,881

3,154	Belden Inc.	201,951

3,876	Benchmark Electronics Inc., (3)	76,667

3,112	Checkpoint Systems Inc., (3)	23,278

1,763	Coherent Inc., (3)	95,555

1,540	Control4 Corporation, (2), (3)	10,072

2,456	CTS Corporation	44,650

3,044	Daktronics Inc.	29,527

1,316	DTS, Inc., (3)	39,164

1,273	Electro Rent Corporation	13,214

313	ePlus, Inc., (3)	26,423

2,724	Fabrinet, (3)	59,029

1,336	FARO Technologies, Inc., (3)	45,143

3,073	FEI Company, (2)	221,840

2,530	GSI Group, Inc., (3)	34,180

3,878	II VI Inc., (3)	70,269

2,867	Insight Enterprises Inc., (3)	72,822

5,513	InvenSense Incorporated, (2), (3)	65,715

Nuveen Investments	75

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments	October 31, 2015

Shares	Description (1)	Value

	Electronic Equipment, Instruments & Components (continued)

2,843	Itron Inc., (3)	$104,423

2,027	Kimball Electronics Inc., (3)	23,088

6,456	Knowles Corporation, (2), (3)	107,557

1,669	Littelfuse Inc.	166,783

2,578	Mercury Computer Systems Inc., (3)	44,238

205	Mesa Laboratories, Inc.	22,929

2,837	Methode Electronics, Inc.	94,557

1,103	MTS Systems Corporation, (2)	72,831

732	Multi Fineline Electronix, Inc., (3)	13,601

3,091	Newport Corporation, (3)	46,705

1,465	OSI Systems Inc., (3)	126,254

1,508	Park Electrochemical Corporation	24,641

777	PC Connection, Inc., (3)	18,057

2,486	Plexus Corporation, (3)	86,065

3,119	RealD Inc., (3)	31,720

2,174	Rofin Sinar Technologies Inc., (3)	62,959

1,405	Rogers Corporation, (3)	65,361

6,111	Sanmina-SCI Corporation, (3)	126,314

2,211	ScanSource, Inc., (3)	76,302

2,127	SYNNEX Corporation	188,112

2,710	Tech Data Corporation, (3)	197,261

4,366	TTM Technologies, Inc., (3)	31,872

2,974	Universal Display Corporation, (3)	102,038

10,017	Vishay Intertechnology Inc., (2)	106,180

987	Vishay Precision Group Inc., (3)	11,578
	Total Electronic Equipment, Instruments & Components	3,349,896

	Energy Equipment & Services – 0.9%

4,782	Atwood Oceanics Inc., (2)	79,142

3,154	Basic Energy Services, Inc., (2), (3)	11,701

2,577	Bristow Group Inc.	89,499

4,172	C&J Energy Services Inc., (2), (3)	20,818

1,451	Carbo Ceramics Inc., (2)	25,422

1,577	ERA Group Incorporated, (3)	21,936

5,134	Exterran Holdings, Inc.	111,613

4,731	Fairmount Santrol Holdings Inc., (2), (3)	12,632

4,388	Forum Energy Technologies Incorporated, (3)	58,141

1,018	Geospace Technologies Corporation, (2), (3)	15,636

1,894	Gulfmark Offshore Inc., (2)	11,819

7,833	Helix Energy Solutions Group, (3)	45,275

76	Nuveen Investments

Shares	Description (1)	Value

	Energy Equipment & Services (continued)

2,367	Hornbeck Offshore Services Inc., (2), (3)	$31,978

1,225	Independence Contract Drilling Inc., (3)	8,612

10,021	ION Geophysical Corporation, (3)	3,708

10,187	Key Energy Services Inc., (2), (3)	5,352

2,049	Matrix Service Company, (3)	46,512

17,648	McDermott International Inc., (3)	81,357

967	Natural Gas Services Group, (3)	21,777

6,221	Newpark Resources Inc., (2), (3)	35,211

1,467	Nordic American Offshore Limited, (2)	8,846

5,543	North Atlantic Drilling Limited, (2)	4,576

3,816	Oil States International Inc., (3)	114,518

9,394	Parker Drilling Company, (2), (3)	26,867

1,048	PHI Inc. Non-Voting, (3)	19,954

4,866	Pioneer Energy Services Corporation, (3)	11,240

928	RigNet, Inc., (3)	27,840

1,349	SeaCor Smit Inc., (3)	78,809

4,157	Seventy Seven Energy Inc., (2), (3)	4,739

2,517	Tesco Corporation	20,136

5,886	TETRA Technologies, (3)	39,672

3,478	Tidewater Inc., (2)	42,953

3,727	Unit Corporation, (3)	46,997

3,950	US Silica Holdings Inc., (2)	71,337
	Total Energy Equipment & Services	1,256,625

	Food & Staples Retailing – 0.9%

2,100	Andersons, Inc.	74,340

2,874	Casey’s General Stores, Inc.	305,276

1,489	Fairway Group Holdings Inc., (2), (3)	1,727

3,188	Fresh Market Inc., (2), (3)	79,445

986	Ingles Markets, Inc.	49,241

693	Natural Grocers by Vitamin Cottage Incorporated, (2), (3)	16,597

1,451	PriceSmart, Inc., (2)	124,757

1,795	Smart & Final Stores, Inc., (3)	26,458

2,782	SpartanNash Co	77,618

19,362	SUPERVALU INC.	127,208

1,378	The Chef’s Warehouse Inc., (2), (3)	20,877

3,703	United Natural Foods Inc., (2), (3)	186,816

527	Village Super Market, Inc.	13,207

854	Weis Markets Inc.	35,134
	Total Food & Staples Retailing	1,138,701

Nuveen Investments	77

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments	October 31, 2015

Shares	Description (1)	Value

	Food Products – 1.7%

226	Alico Inc.	$9,648

1,108	Amplify Snack Brands, Inc., (2), (3)	13,385

601	Arcadia Biosciences Inc., (3)	1,683

4,161	B&G Foods Inc.	151,003

4,044	Boulder Brands Inc., (2), (3)	35,830

1,019	Calavo Growers, Inc.	52,387

2,296	Cal-Maine Foods, Inc., (2)	122,744

12,220	Darling International Inc., (2), (3)	123,666

6,978	Dean Foods Company	126,372

1,949	Diamond Foods Inc., (3)	77,219

503	Farmer Brothers Company	14,275

2,464	Fresh Del Monte Produce Inc.	112,432

1,536	Freshpet, Inc., (2), (3)	14,976

1,171	Inventure Group, (3)	10,141

1,102	J&K Snack Foods Corporation	135,315

641	John B Sanfillippo & Son, Inc.	41,486

1,370	Lancaster Colony Corporation, (2)	155,796

2,076	Landec Corporation, (3)	25,535

384	Lifeway Foods, Inc.	4,358

834	Limoneira Company, (2)	13,227

1,659	Omega Protein Corporation, (3)	30,194

4,552	Post Holdings Inc., (2), (3)	292,557

1,657	Sanderson Farms Inc., (2)	115,178

19	Seaboard Corporation	63,992

633	Seneca Foods Corporation, (3)	18,471

3,693	Snyders Lance Inc.	131,249

1,378	Tootsie Roll Industries Inc., (2)	43,738

3,172	Treehouse Foods Inc., (2), (3)	271,650
	Total Food Products	2,208,507

	Gas Utilities – 1.2%

1,129	Chesapeake Utilities Corporation	58,945

2,783	Laclede Group Inc.	163,000

6,330	New Jersey Resources Corporation	200,534

2,083	Northwest Natural Gas Company	99,505

3,890	One Gas Inc., (2)	189,988

5,827	Piedmont Natural Gas Company, (2)	333,945

5,114	South Jersey Industries Inc., (2)	135,572

3,464	Southwest Gas Corporation	212,897

3,678	WGL Holdings Inc.	228,882
	Total Gas Utilities	1,623,268

78	Nuveen Investments

Shares	Description (1)	Value

	Health Care Equipment & Supplies – 3.4%

1,667	Abaxis, Inc.	$83,700

3,097	Abiomed, Inc., (2), (3)	228,125

5,954	Accuray, Inc., (2), (3)	39,892

918	Analogic Corporation	80,435

1,917	AngioDynamics, Inc., (3)	24,116

1,118	Anika Therapeutics, Inc., (3)	43,065

9,053	Antares Pharma Inc., (2), (3)	12,493

2,126	AtriCure, Inc., (3)	39,384

106	ATRION Corporation	39,114

2,541	Cantel Medical Corporation	150,630

2,346	Cardiovascular Systems, Inc., (3)	32,140

6,943	Cerus Corporation, (2), (3)	33,118

763	ConforMIS Inc., (2), (3)	14,932

2,042	Conmed Corporation	82,824

1,664	Corindus Vascular Robotics, Inc., (2), (3)	5,325

1,885	CryoLife Inc.	19,868

1,072	Cutera, Inc., (3)	14,547

1,597	Cynosure, Inc., (3)	60,111

485	EndoChoice Holdings Inc., (3)	5,005

4,964	Endologix, Inc., (3)	42,393

409	Entellus Medical, Inc., (3)	6,949

757	Exactech, Inc., (3)	12,892

3,228	Genmark Diagnostics Inc., (2), (3)	20,530

509	Glaukos Corporation, (2), (3)	10,200

5,101	Globus Medical Inc., Class A, (3)	114,007

1,930	Greatbatch, Inc., (3)	103,159

3,823	Haemonetics Corporation, (3)	129,141

3,441	Halyard Health Inc., (3)	102,129

1,277	Heartware International Inc., (2), (3)	55,154

1,001	ICU Medical, Inc., (3)	110,080

1,163	Inogen Inc., (3)	49,707

4,198	Insulet Corporation, (3)	125,520

1,937	Integra Lifesciences Holdings Corporation, (3)	115,387

2,494	Invacare Corporation	43,096

1,965	InVivo Therapeutics Holdings Corporation, (2), (3)	14,266

339	Invuity Inc., (3)	4,553

208	iRadimed Corporation, (3)	5,512

1,302	K2M Group Holdings Inc., (3)	23,762

904	Lantheus Holdings Inc., (3)	2,712

Nuveen Investments	79

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments	October 31, 2015

Shares	Description (1)	Value

	Health Care Equipment & Supplies (continued)

1,717	LDR Holding Corporation, (3)	$43,440

879	LeMaitre Vascular, Inc.	11,708

3,159	Livanova PLC, (2), (3)	209,379

3,234	Masimo Corporation, (3)	128,325

3,086	Meridian Bioscience, Inc.	58,665

3,333	Merit Medical Systems, Inc., (3)	61,794

2,493	Natus Medical, Inc., (3)	113,506

2,740	Neogen Corporation, (2), (3)	148,097

1,231	Nevro Corporation, (3)	50,188

3,615	NuVasive, Inc., (3)	170,483

4,764	Nxstage Medical, Inc., (3)	79,606

4,331	OraSure Technologies, Inc., (3)	22,521

1,429	Orthofix International NV, (3)	48,657

1,290	Oxford Immunotec Global PLC, (3)	16,177

2,210	Quidel Corporation, (3)	42,476

3,634	Rockwell Medical Technologies, Inc., (2), (3)	42,082

4,243	RTI Biologics Inc., (3)	17,842

645	SeaSpine Holdings Corporation, (3)	9,727

875	Second Sight Medical Products, Inc., (2), (3)	5,145

445	Sientra, Inc., (3)	1,673

3,224	Spectranetics Corporation, (3)	39,397

2,977	STAAR Surgical Company, (2), (3)	24,263

5,764	Steris Corporation, (2)	432,012

962	Surmodics Inc., (3)	20,519

1,306	Tandem Diabetes Care Inc., (2), (3)	11,845

3,302	TransEnterix Inc., (3)	8,222

8,565	Unilife Corporation, (2), (3)	6,455

275	Utah Medical Products, Inc.	16,217

1,329	Vascular Solutions, Inc., (3)	42,687

997	Veracyte Inc., (2), (3)	6,490

5,321	West Pharmaceutical Services Inc., (2)	319,313

6,748	Wright Medical Group, Inc., (3)	130,439

2,383	Zeltiq Aesthetics Inc., (2), (3)	80,402
	Total Health Care Equipment & Supplies	4,519,725

	Health Care Providers & Services – 2.6%

588	AAC Holdings, Inc., (2), (3)	13,642

2,154	Aceto Corporation	64,965

456	Addus HomeCare Corporation, (3)	11,391

458	Adeptus Health Inc., Class A Shares, (2), (3)	29,720

80	Nuveen Investments

Shares	Description (1)	Value

	Health Care Providers & Services (continued)

2,905	Air Methods Corporation, (2), (3)	$118,902

416	Alliance Imaging Inc., (3)	3,519

531	Almost Family, Inc., (3)	21,973

2,118	Amedisys, Inc., (2), (3)	83,830

3,518	AMN Healthcare Services Inc., (3)	99,806

3,580	AmSurg Corporation, (2), (3)	250,922

5,306	Bioscrip, Inc., (2), (3)	10,453

2,047	BioTelemetry Inc., (3)	26,652

2,250	Capital Senior Living Corporation, (3)	50,895

1,264	Chemed Corporation, (2)	198,815

906	Civitas Solutions Inc., (3)	23,311

637	Corvel Corporation, (3)	21,148

2,413	Cross Country Healthcare, Inc., (3)	32,576

2,675	Diplomat Pharmacy, Inc., (2), (3)	75,194

1,883	Ensign Group Inc.	79,387

3,058	ExamWorks Group Inc., (3)	86,358

3,338	Five Star Quality Care Inc., (3)	10,915

2,712	Genesis Healthcare Inc., (3)	13,452

2,731	Hanger Orthopedic Group Inc., (3)	39,381

2,682	HealthEquity, Inc., (3)	87,728

6,768	HealthSouth Corporation, (2)	235,729

2,296	Healthways Inc., (2), (3)	27,024

1,286	IPC The Hospitalist Company, Inc., (3)	100,951

6,173	Kindred Healthcare Inc.	82,718

740	Landauer Inc., (2)	29,223

958	LHC Group, Inc., (3)	43,172

2,022	Magellan Health Services, Inc., (3)	107,975

2,903	Molina Healthcare Inc., (2), (3)	179,986

799	National Healthcare Corporation	52,159

817	National Research Corporation	12,525

2,364	Nobilis Health Corporation, (2), (3)	6,666

4,668	Owens and Minor Inc., (2)	167,348

2,248	Pharmerica Corporation, (3)	64,225

1,012	Providence Service Corporation, (2), (3)	52,270

2,536	RadNet, Inc., (3)	16,763

7,767	Select Medical Corporation, (2)	87,767

1,591	Surgical Care Affiliates Inc., (3)	47,110

5,327	Team Health Holdings Inc., (3)	317,862

699	Teladoc, Inc., (2), (3)	13,749

Nuveen Investments	81

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments	October 31, 2015

Shares	Description (1)	Value

	Health Care Providers & Services (continued)

1,787	Triple-S Management Corporation, Class B Shares, (3)	$36,794

1,208	Trupanion Inc., (2), (3)	7,937

3,201	Universal American Corporation, (3)	23,879

947	US Physical Therapy, Inc.	46,460

3,258	Wellcare Health Plans Inc., (3)	288,659
	Total Health Care Providers & Services	3,503,886

	Health Care Technology – 0.5%

2,495	Castlight Health Inc., Class B, (2), (3)	12,625

866	Computer Programs and Systems, Inc., (2)	32,917

513	Connecture, Inc., (3)	3,027

976	Evolent Health Inc., (3)	12,542

1,868	Healthstream, Inc., (3)	44,477

6,548	HMS Holdings Corporation, (3)	68,950

666	Imprivata Inc., (3)	7,186

4,465	MedAssets Inc., (3)	105,731

4,089	Medidata Solutions, Inc., (3)	175,827

2,681	Omnicell, Inc., (3)	72,923

757	Press Ganey Holdings, Inc., (2), (3)	23,724

3,865	Quality Systems Inc.	54,303

1,757	Vocera Communications Incorporated, (3)	20,680
	Total Health Care Technology	634,912

	Hotels, Restaurants & Leisure – 3.2%

7,492	Belmond Limited, Class A, (3)	80,464

2	Biglari Holdings Inc., (3)	768

1,588	BJ’s Restaurants, Inc., (3)	68,173

9,169	Bloomin Brands	155,598

1,749	Bob Evans Farms, (2)	75,679

613	Bojangles’, Inc., (3)	10,194

6,013	Boyd Gaming Corporation, (3)	120,200

1,125	Bravo Brio Restaurant Group, (3)	13,208

1,405	Buffalo Wild Wings, Inc., (2), (3)	216,749

3,544	Caesars Acquisition Company, Class A, (3)	25,942

3,977	Caesar’s Entertainment Corporation, (2), (3)	32,015

2,731	Carrols Restaurant Group, Inc., (3)	32,117

1,419	CBRL Group Inc., (2)	195,056

3,619	Cheesecake Factory Inc., (2)	174,436

995	Churchill Downs Inc.	146,096

1,216	Chuy’s Holdings Inc., (2), (3)	33,087

3,249	ClubCorp Holdings Inc.	66,410

82	Nuveen Investments

Shares	Description (1)	Value

	Hotels, Restaurants & Leisure (continued)

1,685	Dave & Buster’s Entertainment Inc., (3)	$65,007

1,743	Del Friscos Restaurant Group, (3)	23,478

6,239	Denny’s Corporation, (3)	68,379

3,080	Diamond Resorts International Inc., (2), (3)	87,595

1,255	DineEquity Inc.	104,730

995	El Pollo Loco Holdings, Inc., (3)	11,423

2,085	Eldorado Resorts Inc., (3)	20,641

1,216	Empire Resorts, Inc., (2), (3)	5,642

1,984	Fiesta Restaurant Group, (3)	70,154

851	Habit Restaurants Inc., Class A Shares, (2), (3)	20,322

2,895	Interval Leisure Group Inc., (2)	51,097

2,065	Intl Speedway Corporation	71,635

1,042	Intrawest Resorts Holdings Inc., (3)	9,336

1,635	Isle of Capri Casinos, (3)	31,278

1,022	J Alexanders Holdings Inc., (3)	9,852

2,765	Jack in the Box Inc.	206,075

1,026	Jamba, Inc., (2), (3)	13,595

625	Kona Grill, Inc., (3)	8,594

4,797	Krispy Kreme Doughnuts Inc., (3)	65,671

6,925	La Quinta Holdings Inc., (3)	104,914

1,543	Marcus Corporation	31,925

1,912	Marriott Vacations World, (2)	123,133

715	Monarch Casino & Resort, Inc., (3)	15,687

2,220	Morgans Hotel Group Company, (3)	7,970

839	Noodles & Company, (3)	12,392

2,141	Papa John’s International, Inc., (2)	150,234

672	Papa Murphy’s Holdings Inc., (2), (3)	9,280

5,904	Penn National Gaming, Inc., (3)	105,445

4,477	Pinnacle Entertainment Inc., (3)	156,740

1,145	Planet Fitness Inc., (3)	18,709

1,713	Popeye’s Louisiana Kitchen Inc., (3)	96,682

1,158	Potbelly Corporation, (2), (3)	12,970

1,045	Red Robin Gourmet Burgers, Inc., (3)	78,260

4,765	Ruby Tuesday, Inc., (3)	24,921

2,583	Ruth’s Chris Steak House, Inc.	40,062

3,714	Scientific Games Corporation, (2), (3)	41,188

5,056	Seaworld Entertainment	100,766

424	Shake Shack Inc., Class A Shares, (3)	19,322

3,846	Sonic Corporation	109,765

969	Speedway Motorsports Inc.	17,897

Nuveen Investments	83

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments	October 31, 2015

Shares	Description (1)	Value

	Hotels, Restaurants & Leisure (continued)

4,826	Texas Roadhouse, Inc.	$165,773

2,688	Vail Resorts, Inc.	306,889

492	Wingstop Inc., (2), (3)	11,380

1,428	Zoe’s Kitchen Inc., (2), (3)	49,166
	Total Hotels, Restaurants & Leisure	4,202,166

	Household Durables – 1.3%

796	Bassett Furniture, Inc.	25,440

2,090	Beazer Homes USA, Inc., (2), (3)	29,762

5,691	CalAtlantic Group Inc., (2)	216,770

656	Cavco Industries, Inc., (3)	64,682

1,125	Century Communities, Inc., (3)	21,465

706	CSS Industries Inc.	19,274

1,957	Ethan Allen Interiors Inc., (2)	53,250

380	Flexsteel Industries, Inc.	16,526

1,598	Green Brick Partners, Inc., (3)	16,859

2,108	Helen of Troy Limited, (3)	209,135

800	Hooker Furniture Corporation	19,856

9,055	Hovnanian Enterprises Inc., (2), (3)	18,653

1,471	Installed Building Products Inc., (3)	32,583

2,199	Irobot Corporation, (2), (3)	65,992

6,037	KB Home, (2)	79,085

3,787	La Z Boy Inc.	108,119

1,108	LGI Homes Inc., (2), (3)	31,057

1,665	Libbey Inc., (2)	56,011

809	Lifetime Brands, Inc.	12,434

1,897	M/I Homes, Inc., (3)	43,536

3,029	MDC Holdings Inc., (2)	78,724

2,933	Meritage Corporation, (2), (3)	103,418

307	Nacco Industries Inc.	13,763

650	New Home Company Inc., (3)	9,302

1,502	Skullcandy Inc., (3)	8,411

2,404	Taylor Morrison, (3)	44,306

11,946	Tri Pointe Homes, Incorporated, (2), (3)	155,059

1,173	Univeral Electronics Inc., (3)	55,800

909	WCI Communities Inc., (3)	21,716

1,360	William Lyon Homes Inc., Class A Shares, (3)	29,022

2,184	Zagg Inc., (3)	18,520
	Total Household Durables	1,678,530

84	Nuveen Investments

Shares	Description (1)	Value

	Household Products – 0.2%

3,128	Central Garden & Pet Company, (3)	$52,801

5,816	HRG Group, Inc., (3)	78,225

402	Oil Dri Corporation	12,615

463	Orchids Paper Products Company	13,571

1,077	WD 40 Company	102,940
	Total Household Products	260,152

	Independent Power & Renewable Electricity Producers – 0.5%

3,628	Abengoa Yield PLC, (2)	67,227

9,360	Atlantic Power Corporation, (2)	19,094

9,530	Dynegy Inc., (3)	185,168

2,552	NRG Yield Inc., Class A Shares	35,039

4,641	NRG Yield, Inc., Class C Shares, (2)	67,016

2,546	Ormat Technologies Inc., (2)	96,035

4,120	Pattern Energy Group Inc.	96,367

6,171	Talen Energy Corporation, (2), (3)	53,564

1,594	Vivint Solar Inc., (2), (3)	18,857
	Total Independent Power & Renewable Electricity Producers	638,367

	Industrial Conglomerates – 0.0%

2,825	Raven Industries, Inc., (2)	51,443

	Insurance – 2.5%

3,328	Ambac Financial Group, Inc., (2), (3)	53,747

5,765	American Equity Investment Life Holding Company, (2)	148,045

1,448	Amerisafe, Inc.	79,249

2,066	Argo Group International Holdings Inc.	129,166

767	Atlas Financial Holdings Inc., (3)	14,588

770	Baldwin & Lyons, Class B	17,887

3,620	Citizens Inc., (2), (3)	30,408

14,567	CNO Financial Group Inc., (2)	279,832

2,188	Crawford & Co	13,128

618	Donegal Group, Inc., B	8,745

1,378	eHealth, Inc., (3)	16,467

564	EMC Insurance Group Inc.	14,100

2,434	Employers Holdings, Inc.	64,428

662	Enstar Group, Limited, (3)	104,464

740	FBL Financial Group Inc.	46,546

1,071	Federated National Holding Company	32,971

872	Fidelity & Guaranty Life	23,282

8,018	First American Corporation	305,726

634	Global Indemnity PLC, (3)	18,012

Nuveen Investments	85

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments	October 31, 2015

Shares	Description (1)	Value

	Insurance (continued)

2,134	Greenlight Capital Re, Ltd, (2), (3)	$46,863

1,184	Hallmark Financial Services, Inc., (3)	15,380

635	HCI Group Inc., (2)	27,692

1,826	Heritage Insurance Holdings, Inc., (3)	40,391

3,159	Horace Mann Educators Corporation	108,164

657	Independence Holding Company	8,909

893	Infinity Property and Casualty Corporation	71,904

814	James River Group Holdings, Limited	23,956

329	Kansas City Life Insurance Company	16,131

3,216	Kemper Corporation, (2)	114,876

3,878	Maiden Holdings, Ltd, (2)	60,303

10,045	MBIA Inc., (3)	75,438

2,752	National General Holdings Corporation	54,242

554	National Interstate Corporation	15,900

173	National Western Life Group Inc., (2)	44,632

812	Navigators Group, Inc., (3)	69,304

1,758	OneBeacon Insurance Group Limited, Class A	25,298

616	Patriot National Inc., (3)	7,823

3,799	Primerica Inc., (2)	180,946

3,195	RLI Corporation, (2)	194,416

1,006	Safety Insurance Group, Inc.	58,298

4,213	Selective Insurance Group Inc.	153,732

1,245	State Auto Financial Corporation	29,693

2,026	State National Companies Inc.	18,295

1,666	Stewart Information Services Corporation	66,923

5,555	Symetra Financial Corporation	176,260

6,242	Third Point Reinsurance Limited, (2), (3)	85,328

1,600	United Fire Group Inc.	59,504

1,290	United Insurance Holdings Corporation	21,311

2,417	Universal Insurance Holdings Inc.	76,256
	Total Insurance	3,348,959

	Internet & Catalog Retail – 0.6%

1,928	1-800-Flowers, (2), (3)	19,145

878	Blue Nile Inc., (3)	29,940

1,478	Etsy, Inc., (2), (3)	16,110

3,273	EVINE Live Inc., (3)	8,444

1,350	FTD Companies Inc., (3)	38,232

2,405	Hosting Site Network, Inc.	148,749

1,213	Lands’ End Inc., (2), (3)	29,937

86	Nuveen Investments

Shares	Description (1)	Value

	Internet & Catalog Retail (continued)

5,531	Liberty TripAdvisor Holdings Inc., (3)	$172,512

2,139	Nutri System Inc.	49,475

932	Overstock.com, Inc., (3)	14,595

1,565	PetMed Express, Inc., (2)	26,323

2,780	Shutterfly, Inc., (2), (3)	115,954

7,807	Travelport Worldwide Limited	105,785

1,483	Wayfair Inc., Class A Shares, (2), (3)	62,686
	Total Internet & Catalog Retail	837,887

	Internet Software & Services – 2.3%

3,168	Actua Corporation, (3)	43,877

594	Alarm Com Holdings Inc., (3)	7,514

1,306	Amber Road Inc., (3)	5,250

3,237	Angie’s List, (2), (3)	25,022

377	Apigee Corp., (3)	3,638

415	Appfolio Inc., Class A Shares, (3)	7,267

4,936	Bankrate Inc., (3)	58,590

3,876	Bazaarvoice Inc., (3)	17,171

583	BenefitFocus Inc., (2), (3)	18,633

3,026	Blucora Inc., (3)	29,655

965	Box, Inc., Class A Shares, (2), (3)	12,043

2,344	Brightcove Inc., (3)	14,533

1,428	Carbonite Inc., (3)	14,451

1,417	CareCom Inc., (3)	8,516

1,605	ChannelAdvisor Corporation, (3)	13,996

2,427	Cimpress NV, (2), (3)	191,490

2,546	ComScore Inc., (2), (3)	108,918

2,435	Constant Contact Inc., (3)	63,553

3,990	Cornerstone OnDemand Inc., (3)	125,685

1,729	Cvent Inc., (3)	54,654

2,470	Demandware Incorporated, (2), (3)	140,049

3,005	DHI Group Inc., (3)	27,195

7,938	Earthlink Holdings Corporation	67,870

4,335	Endurance International Group Holdings Inc., (2), (3)	57,786

2,641	Envestnet Inc., (2), (3)	78,860

1,596	Everyday Health Inc., (3)	15,002

1,754	Five9, Inc., (3)	7,595

4,155	Gogo Inc., (2), (3)	58,710

5,561	GrubHub Inc., (2), (3)	133,353

1,809	GTT Communications Inc., (3)	33,864

Nuveen Investments	87

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments	October 31, 2015

Shares	Description (1)	Value

	Internet Software & Services (continued)

555	Hortonworks Inc., (2), (3)	$10,800

4,213	Internap Network Services Corporation, (3)	28,480

3,046	Intralinks Holdings Inc., (3)	26,653

3,566	J2 Global Inc., (2)	276,543

4,452	Limelight Networks Inc., (3)	9,082

1,778	Liquidity Services, Inc., (3)	14,562

4,204	Liveperson, Inc., (3)	32,791

1,822	LogMeIn Inc., (3)	122,730

2,650	Marchex, Inc.	11,448

2,042	Marin Software Inc., (3)	7,310

2,573	Marketo Inc., (2), (3)	75,723

506	MaxPoint Interactive, Inc., (3)	2,439

528	MINDBODY, Inc., Class A Shares, (2), (3)	8,258

7,058	Monster Worldwide Inc., (3)	44,254

444	New Relic, Inc., (3)	17,605

4,848	NIC, Incorporated	91,967

1,933	OPOWER Inc., (2), (3)	18,653

4,515	Quotient Technology Inc., (2), (3)	25,013

1,440	Q2 Holdings Inc., (3)	35,496

2,613	QuinStreet, Inc., (3)	14,502

1,780	RealNetworks Inc., (3)	6,906

600	Reis, Inc.	14,604

2,841	RetailMeNot Inc., (3)	24,972

1,952	Rocket Fuel Inc., (2), (3)	8,979

2,041	SciQuest Inc., (3)	24,206

1,452	Shutterstock Incorporated, (2), (3)	41,353

1,257	SPS Commerce Inc., (3)	90,278

1,055	Stamps.com Inc., (2), (3)	79,769

1,286	TechTarget Inc., (3)	11,998

1,445	Textura Corporation, (2), (3)	42,425

572	Travelzoo Inc., (3)	5,114

3,619	TrueCar Inc., (2), (3)	22,221

1,086	United Online, Inc.	12,684

3,242	Web.com, Inc., (3)	76,090

2,796	WebMD Health Corporation, Class A, (2), (3)	113,685

1,384	Wix.com Limited, (3)	30,614

571	Xactly Corp., (3)	5,310

2,088	XO Group, Incorporated, (3)	31,591

2,397	Xoom Corporation, (3)	59,781
	Total Internet Software & Services	3,021,629

88	Nuveen Investments

Shares	Description (1)	Value

	IT Services – 2.5%

1,464	6D Global Technologies Inc., (2), (3), (4)	$426

5,782	Acxiom Corporation, (3)	127,898

4,015	Blackhawk Network Holdings Inc., (3)	170,959

1,823	CACI International Inc., (3)	176,904

3,319	Cardtronics Inc., (2), (3)	114,506

858	Cass Information Systems, Inc.	44,753

6,217	Ciber, Inc., (3)	22,195

7,309	Convergys Corporation, (2)	187,622

2,422	CSG Systems International Inc.	81,185

1,527	Datalink Corporation, (3)	11,147

3,618	EPAM Systems Inc., (3)	279,852

3,837	Euronet Worldwide, Inc., (3)	307,881

4,855	Everi Holdings Inc., (3)	22,721

4,865	Evertec Inc.	88,738

2,535	Exlservice Holdings, Inc., (3)	112,199

743	Forrester Research, Inc., (2)	23,977

1,771	Hackett Group, Inc.	26,352

2,707	Heartland Payment Systems Inc.	200,318

4,853	Lionbridge Technologies, Inc., (3)	26,158

1,357	Luxoft Holding Inc., (3)	90,430

1,858	ManTech International Corporation, Class A	53,696

4,873	Maximus Inc., (2)	332,339

2,867	ModusLink Global Solutions Inc., (3)	8,286

2,263	Moneygram International Inc., (3)	22,879

4,095	NeuStar, Inc., (2), (3)	111,343

2,681	Perficient, Inc., (3)	44,826

892	PFSweb, Inc., (3)	14,290

3,402	Science Applications International Corporation	156,016

4,356	ServiceSource International Inc., (3)	18,600

3,055	Sykes Enterprises Inc., (3)	88,595

2,321	Syntel Inc.	109,180

1,202	TeleTech Holdings, Inc.	34,978

3,693	Unisys Corporation, (2), (3)	49,486

2,193	Virtusa Corporation, (3)	125,944
	Total IT Services	3,286,679

	Leisure Products – 0.3%

1,001	Arctic Cat, Inc., (2)	20,561

1,752	Black Diamond Group Inc., (3)	9,706

5,924	Callaway Golf Company	58,944

799	Escalade, Inc.	11,849

Nuveen Investments	89

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments	October 31, 2015

Shares	Description (1)	Value

	Leisure Products (continued)

1,447	JAKKS Pacific Inc., (2)	$11,460

413	Johnson Outdoors, Inc.	8,851

1,320	Malibu Boats Inc., Class A, (3)	18,757

877	Marine Products Corporation	6,200

515	MCBC Holdings, Inc., (3)	6,783

2,419	Nautilus Group, Inc., (3)	41,220

3,354	Performance Sports Group Limited, (2), (3)	38,504

3,977	Smith & Wesson Holding Corporation, (3)	71,029

1,382	Sturm, Ruger, & Company, (2)	78,691
	Total Leisure Products	382,555

	Life Sciences Tools & Services – 0.6%

1,591	Accelerate Diagnostics Inc., (2), (3)	26,681

5,719	Affymetrix, Inc., (2), (3)	52,615

1,827	Albany Molecular Research Inc., (2), (3)	32,959

2,316	Cambrex Corporation, (3)	106,467

2,177	Fluidigm Corporation, (3)	23,533

2,475	Harvard Bioscience, Inc., (3)	7,277

959	INC Research Holdings Inc., Class A Shares, (3)	40,000

2,909	Luminex Corporation, (3)	52,944

992	NanoString Technologies, Inc., (3)	14,394

3,960	NeoGenomics Inc., (3)	27,918

4,710	Pacific Biosciences of California Inc., (3)	33,441

4,080	Parexel International Corporation, (3)	257,530

1,512	PRA Health Sciences, Inc., (2), (3)	52,980

9,028	Sequenom, Inc., (2), (3)	15,799
	Total Life Sciences Tools & Services	744,538

	Machinery – 2.5%

2,985	Accuride Corporation, (3)	8,418

4,406	Actuant Corporation	100,457

553	Alamo Group Inc.	25,947

2,184	Albany International Corporation, Class A	82,053

1,953	Altra Industrial Motion, Inc., (2)	51,676

733	American Railcar Industries, (2)	42,309

1,402	Astec Industries Inc.	45,565

4,053	Barnes Group Inc.	152,352

3,597	Blount International Inc., (3)	21,834

3,299	Briggs & Stratton Corporation	58,623

2,259	Chart Industries, Inc., (3)	38,832

1,269	CIRCOR International Inc., (2)	58,272

90	Nuveen Investments

Shares	Description (1)	Value

	Machinery (continued)

3,710	CLARCOR, Inc., (2)	$184,981

1,625	Columbus McKinnon Corporation NY	30,371

1,998	Commercial Vehicle Group Inc., (3)	8,312

1,728	Douglas Dynamics Inc.	37,912

1,689	EnPro Industries Inc.	82,947

1,930	ESCO Technologies Inc.	71,584

769	ExOne Company, (2), (3)	8,228

4,625	Federal Signal Corporation	69,652

936	Freightcar America Inc.	17,016

1,654	Global Brass & Copper Holdings Inc.	37,198

1,410	Gorman-Rupp Company	40,312

782	Graham Corporation	13,271

1,952	Greenbrier Companies Inc., (2)	74,254

5,924	Harsco Corporation	63,565

4,655	Hillenbrand Inc.	138,114

538	Hurco Companies, Inc.	14,456

701	Hyster-Yale Materials Handling Inc.	41,023

2,162	John Bean Technologies Corporation	96,987

866	Kadant Inc.	35,610

769	LB Foster Company	11,327

874	Lindsay Manufacturing Company, (2)	59,240

1,320	Lydall Inc., (3)	45,184

7,222	Meritor Inc., (3)	78,503

936	Midwest Air Group Inc.	21,228

887	Milacron Holdings Corporation, (3)	15,141

4,214	Mueller Industries Inc.	132,825

11,900	Mueller Water Products Inc.	104,720

3,774	Navistar International Corporation, (2), (3)	46,420

1,983	NN, Incorporated, (2)	27,365

230	OmegaFlex, Inc., (3)	9,508

1,723	Proto Labs Incorporated, (2), (3)	111,719

1,731	RBC Bearings Inc., (2), (3)	118,383

7,531	Rexnord Corporation, (3)	139,173

945	Standex International Corporation	84,785

1,680	Sun Hydraulics Corporation	49,207

1,361	Tennant Company	78,829

3,416	Titan International Inc.	24,254

3,350	TriMas Corporation, (3)	67,033

640	Twin Disc, Inc.	7,539

5,023	Wabash National Corporation, (2), (3)	60,125

Nuveen Investments	91

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments	October 31, 2015

Shares	Description (1)	Value

	Machinery (continued)

2,083	Watts Water Technologies, Inc., (2)	$113,399

4,831	Woodward Governor Company, (2)	219,811

846	Xerium Technologies, (2), (3)	11,421
	Total Machinery	3,389,270

	Marine – 0.2%

1,643	Eagle Bulk Shipping Inc., (2), (3)	10,022

5,375	Golden Ocean Group Limited, (2), (3)	10,589

3,214	Matson Incorporated	147,298

6,401	Navios Maritime Holdings Inc., (2)	13,506

3,139	Safe Bulkers Inc., (2)	9,668

24,796	Scorpio Bulkers Inc., (2), (3)	34,714

1,781	Ultrapetrol Limited, (3)	802
	Total Marine	226,599

	Media – 1.5%

1,632	AMC Entertainment Holdings Inc.	44,668

1,877	Carmike Cinemas, Inc., (3)	48,070

5,684	Central European Media Enterprises Limited, (2), (3)	12,277

2,888	Crown Media Holdings, Inc., (3)	16,722

10,548	Cumulus Media, Inc., (3)	4,843

77	Daily Journal Corporation, (3)	15,762

5,618	Dreamworks Animation SKG Inc., (2), (3)	113,708

4,322	E.W. Scripps Company, Class A, (2)	95,343

1,993	Entercom Communications Corporation, (3)	22,003

4,596	Entravision Communications Corporation	40,261

2,092	Eros International PLC, (2), (3)	23,368

3,428	Global Eagle Acquisition Corporation, (3)	45,661

4,746	Gray Television Inc.	75,414

3,818	Harte-Hanks Inc.	16,227

648	Hemisphere Media Group Inc., (2), (3)	8,767

4,467	Imax Corporation, (2), (3)	171,488

1,804	Journal Media Group Inc.	22,081

969	Loral Space & Communications, Inc., (3)	43,324

2,279	Martha Stewart Living Omnimedia Inc., (3)	13,765

3,309	MDC Partners, Inc.	68,761

7,088	Media General Inc.	105,328

2,718	Meredith Corporation, (2)	127,800

4,547	National CineMedia, Inc.	64,567

3,432	New Media Investment Group Inc.	55,255

10,171	New York Times, Class A	135,071

2,315	Nexstar Broadcasting Group, Inc., (2)	123,227

92	Nuveen Investments

Shares	Description (1)	Value

	Media (continued)

1,341	Reading International Inc., A, (3)	$20,785

939	Rentrak Corporation, (3)	51,814

291	Saga Communications Inc. Class A Shares	12,519

1,973	Scholastic Corporation	80,637

3,426	SFX Entertainment Inc., (2), (3)	3,187

4,900	Sinclair Broadcast Group, Series A, (2)	147,049

1,774	Sizmek Inc., (3)	10,520

717	T2 Biosystems, Inc., (2), (3)	7,858

8,100	Time Inc.	150,498

1,945	Tribune Publishing Company	18,361

2,307	World Wrestling Entertainment Inc., (2)	41,134
	Total Media	2,058,123

	Metals & Mining – 0.7%

13,151	AK Steel Holding Corporation, (2)	38,006

3,729	Carpenter Technology Inc., (2)	124,213

3,645	Century Aluminum Company, (3)	13,195

11,338	Cliffs Natural Resources Inc., (2)	31,293

10,056	Coeur d’Alene Mines Corporation, (3)	27,151

8,560	Commercial Metals Company	123,007

4,806	Globe Specialty Metals Inc.	60,652

194	Handy & Harman Limited, (3)	4,608

961	Haynes International Inc.	37,911

27,393	Hecla Mining Company, (2)	56,704

4,327	Horsehead Holding Corp., (2), (3)	12,289

1,269	Kaiser Aluminum Corporation, (2)	103,157

1,491	Materion Corporation	44,954

755	Olympic Steel Inc.	7,225

1,810	Real Industry, Inc., (3)	17,195

885	Ryerson Holding Corporation, (3)	5,177

2,041	Schnitzer Steel Industries, Inc.	34,411

8,926	Stillwater Mining Company, (2), (3)	83,369

4,825	SunCoke Energy Inc.	23,932

2,952	TimkenSteel Corporation	31,409

3,551	Worthington Industries, Inc.	109,016
	Total Metals & Mining	988,874

	Multiline Retail – 0.4%

3,659	Big Lots, Inc., (2)	168,680

5,577	Burlington Store Inc., (2), (3)	268,142

2,858	Freds Inc.	39,526

Nuveen Investments	93

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments	October 31, 2015

Shares	Description (1)	Value

	Multiline Retail (continued)

758	Ollie’s Bargain Outlet Holdings, Inc., (3)	$12,014

3,256	Tuesday Morning Corporation, (3)	17,615
	Total Multiline Retail	505,977

	Multi-Utilities – 0.4%

4,666	Avista Corporation	157,944

3,462	Black Hills Corporation	158,490

3,350	Northwestern Corporation, (2)	181,537
	Total Multi-Utilities	497,971

	Oil, Gas & Consumable Fuels – 2.0%

7,168	Abraxas Petroleum Corporation, (3)	11,397

166	Adams Resources and Energy, Incorporated	7,380

2,310	Alon USA Energy, Inc.	38,693

2,673	Approach Resources Inc., (2), (3)	6,308

1,456	Ardmore Shipping Corporation	20,894

3,855	Bill Barrett Corporation, (2), (3)	18,774

3,677	Bonanza Creek Energy Inc., (3)	20,922

5,104	Callon Petroleum Company Del, (3)	44,303

4,314	Carrizo Oil & Gas, Inc., (3)	162,336

456	Clayton Williams Energy, (2), (3)	27,164

5,267	Clean Energy Fuels Corporation, (2), (3)	29,759

4,726	Cloud Peak Energy Inc., (2), (3)	14,036

1,350	Contango Oil & Gas Company, (3)	10,328

4,243	Delek US Holdings Inc.	115,410

6,868	DHT Maritime Inc.	53,982

1,851	Dorian LPG Limited, (3)	21,805

3,553	Eclipse Resources Corporation, (2), (3)	7,639

3,232	Energy Fuels, Inc., (2), (3)	8,791

7,271	Energy XXI Limited Bermuda, (2)	12,579

1,025	Erin Energy Corporation, (2), (3)	4,100

1,412	Evolution Petroleum Corporation	9,743

12,249	Exco Resources Inc., (2)	13,719

7,993	Frontline Limited, (2)	25,258

3,079	GasLog Limited, (2)	35,624

5,997	Gastar Exploration Inc., (2), (3)	9,415

1,245	Gener8 Maritime Inc., (3)	12,948

2,807	Green Plains Renewable Energy, Inc.	57,572

27,162	Halcon Resources Corporation, (2), (3)	19,043

672	Hallador Energy Company, (2)	4,092

77	Isramco, Inc., (3)	7,315

94	Nuveen Investments

Shares	Description (1)	Value

	Oil, Gas & Consumable Fuels (continued)

2,142	Jones Energy Inc., Class A, (3)	$11,010

15,415	Magnum Hunter Resources Corporation, (3)	4,103

5,411	Matador Resources Company, (2), (3)	139,117

6,632	Navios Maritime Acquisition Corporation	23,743

6,596	Nordic American Tanker Shipping Ltd, (2)	100,787

4,735	Northern Oil and Gas Inc., (2), (3)	23,864

10,296	Oasis Petroleum Inc., (2), (3)	119,742

2,355	Pacific Ethanol, Inc., (3)	14,154

1,160	Panhandle Oil and Gas Inc.	21,321

1,184	Par Petroleum Corporation, (3)	26,995

6,823	Parsley Energy Inc. Class A Shares, (2), (3)	120,972

2,963	PDC Energy Inc., (2), (3)	178,787

1,369	Peabody Energy Corporation, (2)	17,510

5,087	Penn Virginia Corporation, (2)	3,148

3,250	Renewable Energy Group Inc., (3)	25,643

3,768	Rex Energy Inc., (2), (3)	8,516

429	Rex Stores Corporation, (2), (3)	23,556

1,503	Ring Energy Inc., (3)	15,616

4,856	RSP Permian Inc., (2), (3)	133,152

3,951	Sanchez Energy Corporation, (2), (3)	23,508

32,025	SandRidge Energy Inc., (3)	11,859

13,227	Scorpio Tankers Inc.	120,630

3,247	SemGroup Corporation, A Shares	147,901

4,386	Ship Financial International Limited, (2)	74,957

6,129	Solazyme Inc., (2), (3)	20,103

4,355	Stone Energy Corporation, (3)	24,344

7,697	Synergy Resources Corporation, (3)	86,129

7,028	Teekay Tankers Limited, Class A Shares	53,694

1,826	TransAtlantic Petroleum Limited, (3)	4,620

3,449	Triangle Petroleum Corporation, (3)	4,139

11,331	Ultra Petroleum Corporation, (2), (3)	62,094

6,805	Uranium Energy Corporation, (2), (3)	7,622

2,888	W&T Offshore Inc., (2)	9,415

5,262	Western Refining Inc.	219,004

1,225	Westmoreland Coal Company, (2), (3)	8,771
	Total Oil, Gas & Consumable Fuels	2,721,855

	Paper & Forest Products – 0.6%

2,923	Boise Cascade Company, (3)	87,485

1,410	Clearwater Paper Corporation, (3)	71,106

Nuveen Investments	95

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments	October 31, 2015

Shares	Description (1)	Value

	Paper & Forest Products (continued)

812	Deltic Timber Corporation, (2)	$50,312

3,341	Glatfelter	64,815

6,299	KapStone Paper and Packaging Corp.	137,003

10,537	Louisiana-Pacific Corporation, (2), (3)	186,083

1,285	Neenah Paper, Inc.	86,622

2,253	Schweitzer-Mauduit International Inc.	87,461

3,033	Wausau Paper Corp.	30,967
	Total Paper & Forest Products	801,854

	Personal Products – 0.2%

2,005	Elizabeth Arden, Inc., (2), (3)	25,143

1,290	Inter Parfums, Inc.	35,630

803	Medifast, Inc., (2), (3)	22,460

582	Natural Health Trends Corporation, (2)	28,669

844	Nature’s Sunshine Products	10,001

620	Nutraceutical International Corporation, (3)	15,190

851	Revlon Inc., (3)	26,696

1,442	Synutra International Inc., (2), (3)	8,234

417	USANA Health Sciences, Inc., (2), (3)	53,626
	Total Personal Products	225,649

	Pharmaceuticals – 1.7%

1,517	Aerie Pharmaceuticals Inc., (2), (3)	34,603

770	Agile Therapeutics, Inc., (3)	6,114

2,034	Alimera Sciences, Inc., (2), (3)	6,122

2,349	Amphastar Pharmaceuticals, Inc., (3)	27,812

583	ANI Pharmaceuticals Inc., (2), (3)	24,393

2,227	Aratana Therapeutics Inc., (3)	15,567

1,062	Assembly Biosciences Inc., (3)	10,195

3,246	Biodelivery Sciences, Inc., (2), (3)	17,463

907	Carbylan Therapeutics, Inc., (3)	3,265

6,185	Catalent, Inc., (3)	164,397

2,352	Cempra Inc., (2), (3)	52,214

493	Collegium Pharmaceutical Inc., (2), (3)	9,056

4,436	Corcept Therapeutics, Inc., (3)	16,369

642	Corium International, Inc., (3)	4,455

4,497	DepoMed, Inc., (3)	78,698

1,148	Dermira, Inc., (3)	30,985

8,315	Durect Corporation, (3)	16,963

2,909	Endocyte Inc., (3)	14,952

417	Flex Pharma Inc., (3)	4,725

96	Nuveen Investments

Shares	Description (1)	Value

	Pharmaceuticals (continued)

1,673	Foamix Pharmaceuticals Limited, (3)	$11,928

421	Heska Corporation, (3)	12,950

5,303	Impax Laboratories Inc., (2), (3)	183,643

1,216	Intersect ENT, Inc., (3)	23,299

1,972	Intra-Cellular Therapies Inc., (2), (3)	94,360

1,994	Lannett Company Inc., (2), (3)	89,271

4,899	Medicines Company, (2), (3)	167,742

9,847	Nektar Therapeutics, (2), (3)	116,884

407	Neos Therapeutics Inc., (3)	5,763

1,110	Ocular Therapeutic, Inc., (2), (3)	9,579

2,799	Omeros Corporation, (2), (3)	35,071

2,696	Pacira Pharmaceuticals, Inc., (2), (3)	134,665

902	Paratek Pharmaceuticals, Inc., (3)	15,659

3,220	Pernix Therapeutics Holdings, Incorporated, (2), (3)	9,048

1,291	Phibro Animal Health Corporation, Class A Shares	43,068

2,120	Pozen Inc., (2), (3)	12,402

3,868	Prestige Brands Holdings Inc., (2), (3)	189,571

2,411	Relypsa Inc., (2), (3)	38,552

1,157	Revance Therapeutics Inc., (2), (3)	45,320

1,568	Sagent Pharmaceuticals Inc., (3)	26,358

3,668	SciClone Pharmaceuticals, Inc., (3)	27,950

1,839	Sucampo Pharmaceuticals, Inc., (2), (3)	35,603

2,539	Supernus Pharmaceuticals Incorporated, (3)	41,893

3,058	Teligent, Inc., (2), (3)	22,232

2,672	Tetraphase Pharmaceuticals Inc., (2), (3)	24,128

9,393	TherapeuticsMD, (2), (3)	55,137

1,824	Theravance Biopharma Inc., (3)	27,269

6,388	Theravance Inc., (2)	56,087

6,973	Vivus, Inc., (2), (3)	8,786

4,544	Xenoport, Inc., (2), (3)	27,764

1,824	Zogenix Inc., (3)	21,505

1,343	ZS Pharma, Inc., (3)	87,308

254	Zynerba Pharmaceuticals Inc., (3)	3,198
	Total Pharmaceuticals	2,242,341

	Professional Services – 1.4%

3,882	Acacia Research	25,854

556	Barrett Business Services, Inc.	27,233

3,170	CBIZ Inc., (3)	34,077

1,176	CDI Corporation	9,408

Nuveen Investments	97

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments	October 31, 2015

Shares	Description (1)	Value

	Professional Services (continued)

2,475	CEB Inc.	$185,031

677	CRA International, Inc., (3)	15,842

1,922	Exponent, Inc.	98,810

758	Franklin Covey Company, (3)	12,985

3,077	FTI Consulting Inc., (2), (3)	104,649

1,023	GP Strategies Corporation, (3)	25,667

1,412	Heidrick & Struggles International, Inc.	37,503

2,323	Hill International, Inc., (3)	7,852

1,714	Huron Consulting Group, Inc., (3)	82,786

1,445	ICF International, Inc., (3)	44,318

1,432	Insperity Inc.	66,531

2,122	Kelly Services, Inc.	33,528

1,824	KForce Inc.	51,273

3,729	Korn Ferry International	135,624

1,270	Mistras Group Inc., (3)	24,028

3,567	Navigant Consulting Inc., (3)	61,352

3,825	On Assignment, Inc., (3)	172,546

12,699	Pendrell Corporation, (3)	8,508

2,780	Resources Connection, Inc.	49,901

4,112	RPX Corporation, (3)	58,555

3,139	The Advisory Board Company, (2), (3)	137,582

3,044	TriNet Group Inc., (2), (3)	57,775

3,102	TrueBlue Inc., (3)	89,865

705	Volt Information Sciences Inc., (3)	6,077

307	VSE Corporation	17,640

2,644	WageWorks, Incorporated, (3)	126,965
	Total Professional Services	1,809,765

	Real Estate Investment Trust – 8.8%

4,449	Acadia Realty Trust	146,328

2,201	AG Mortgage Investment Trust Inc.	33,477

1,103	Agree Realty Corporation	35,715

164	Alexander’s Inc.	64,762

4,231	Altisource Residential Corporation	60,884

2,781	American Assets Trust Inc.	117,247

3,785	American Capital Mortgage Investment Corporation	54,920

2,495	American Residential Properties Inc.	41,342

7,752	Anworth Mortgage Asset Corporation	36,977

3,326	Apollo Commercial Real Estate Finance, Inc.	55,245

2,485	Apollo Residential Mortgage Inc.	31,982

98	Nuveen Investments

Shares	Description (1)	Value

	Real Estate Investment Trust (continued)

2,217	Ares Commercial Real Estate Corporation	$27,358

1,936	Armada Hoffler Properties Inc.	20,793

3,258	Armour Residential REIT Inc.	66,854

2,219	Ashford Hospitality Prime Inc.	32,619

6,139	Ashford Hospitality Trust Inc.	42,236

1,393	Bluerock Residential Growth REIT, Inc.	16,326

5,020	Campus Crest Communities Inc.	33,283

7,087	Capstead Mortgage Corporation, (2)	68,390

3,558	CareTrust REIT Inc.	40,277

2,925	CatchMark Timber Trust Inc., Class A	32,029

6,026	Cedar Shopping Centers Inc.	42,122

17,518	Chambers Street Properties	124,027

2,962	Chatham Lodging Trust	67,800

4,551	Chesapeake Lodging Trust	125,335

8,327	Colony Financial Inc.	169,371

1,800	Coresite Realty Corporation	98,910

16,021	Cousins Properties, Inc.	160,851

12,304	CubeSmart	342,297

4,897	CyrusOne Inc.	172,766

11,697	CYS Investments Inc., (2)	90,301

6,056	DCT Industrial Trust Inc.	224,799

15,177	DiamondRock Hospitality Company	177,267

4,671	Dupont Fabros Technology Inc., (2)	149,892

4,242	Dynex Capital, Inc., (2)	28,124

1,068	Easterly Government Properties, Inc.	18,669

2,428	EastGroup Properties Inc.	136,356

3,607	Education Realty Trust Inc.	129,527

4,229	Entertainment Properties Trust, (2)	240,249

4,765	Equity One Inc.	126,654

11,093	FelCor Lodging Trust Inc.	89,299

8,189	First Industrial Realty Trust, Inc.	177,538

4,558	First Potomac Realty Trust	53,739

6,978	Franklin Street Properties Corporation	72,711

5,629	Geo Group Inc.	181,648

449	Getty Realty Corporation	7,579

1,466	Gladstone Commercial Corporation	23,471

4,416	Government Properties Income Trust, (2)	71,892

4,237	Gramercy Property Trust Inc.	96,095

2,830	Hannon Armstrong Sustainable Infrastructure Capital Inc.	50,968

7,159	Hatteras Financial Corp.	102,445

Nuveen Investments	99

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments	October 31, 2015

Shares	Description (1)	Value

	Real Estate Investment Trust (continued)

7,448	Healthcare Realty Trust, Inc., (2)	$196,329

3,631	Hersha Hospitality Trust	87,180

6,989	Highwoods Properties, Inc.	303,672

5,064	Hudson Pacific Properties Inc.	144,678

2,426	Independence Realty Trust	19,020

6,770	Inland Real Estate Corporation	59,915

9,108	Invesco Mortgage Capital Inc.	109,751

9,068	Investors Real Estate Trust, (2)	73,632

6,582	iStar Financial Inc., (2), (3)	85,171

6,182	Kite Realty Group Trust	163,267

2,941	Ladder Capital Corporation	41,939

8,356	LaSalle Hotel Properties, (2)	245,750

15,196	Lexington Corporate Properties Trust	134,333

2,700	LTC Properties Inc.	115,695

6,592	Mack-Cali Realty Corporation	143,442

16,650	Medical Properties Trust Inc.	188,145

4,338	Monmouth Real Estate Investment Corporation	45,159

12,317	Monogram Residential Trust, Inc.	121,446

2,563	National Health Investors Inc.	150,551

1,693	National Storage Affiliates Trust	25,463

17,029	New Residential Investment	206,562

6,395	New Senior Investment Group Inc.	64,078

8,140	New York Mortgage Trust, Inc., (2)	46,235

12,016	New York REIT, Inc.	136,982

1,401	NexPoint Residential Trust, Inc.	18,465

978	One Liberty Properties Inc.	23,042

1,356	Orchid Island Capital Inc.	12,041

5,741	Parkway Properties Inc.	96,047

5,118	Pebblebrook Hotel Trust	174,933

5,331	Penn Real Estate Investment Trust	119,841

5,517	PennyMac Mortgage Investment Trust	80,659

5,418	Physicians Realty Trust	86,580

3,009	Potlatch Corporation, (2)	94,001

1,644	Preferred Apartment Communities Inc.	18,002

1,411	PS Business Parks Inc.	121,050

2,064	QTS Realty Trust Inc., Class A Shares	88,773

6,131	RAIT Investment Trust, (2)	29,735

5,534	Ramco-Gershenson Properties Trust	92,971

6,435	Redwood Trust Inc.	85,457

100	Nuveen Investments

Shares	Description (1)	Value

	Real Estate Investment Trust (continued)

2,505	Resource Capital Corporation, (2)	$32,164

7,359	Retail Opportunity Investments Corporation	133,419

3,560	Rexford Industrial Realty Inc.	53,934

9,777	RLJ Lodging Trust	245,305

2,880	Rouse Properties Inc., (2)	50,659

3,216	Ryman Hospitalities Properties, (2)	169,162

4,802	Sabra Health Care Real Estate Investment Trust Inc.	108,909

654	Saul Centers Inc.	36,670

4,635	Select Income REIT	93,627

2,689	Silver Bay Realty Trust Corporation	43,562

2,557	Sovran Self Storage Inc.	255,368

4,184	STAG Industrial Inc., (2)	85,856

2,823	Starwood Waypoint Residential Trust	69,446

2,204	STORE Capital Corporation	49,965

19,177	Strategic Hotels & Resorts Inc., (3)	270,396

6,652	Summit Hotel Properties Inc., (2)	87,008

3,446	Sun Communities Inc.	230,951

15,435	Sunstone Hotel Investors Inc.	223,190

3,321	Terreno Realty Corporation	74,324

1,690	UMH Properties Inc.	16,714

2,266	United Development Funding IV, (2)	38,975

940	Universal Health Realty Income Trust	46,709

6,567	Urban Edge Properties	155,901

1,935	Urstadt Biddle Properties Inc.	38,893

5,039	Washington Real Estate Investment Trust, (2)	136,103

3,235	Western Asset Mortgage Capital Corporation, (2)	36,944

1,779	Whitestone Real Estate Investment Trust	21,988

2,665	Winthrop Realty Trust, Inc.	38,616

8,259	Xenia Hotels & Resorts Inc.	143,211
	Total Real Estate Investment Trust	11,649,707

	Real Estate Management & Development – 0.4%

3,614	Alexander & Baldwin Inc., (2)	136,392

66	Altisource Asset Management Corporation, (2), (3)	1,624

976	Altisource Portfolio Solutions SA, (3)	26,167

787	AV Homes Inc., (3)	10,420

333	Consolidated Tomoka Land Company	17,066

2,708	Forestar Real Estate Group Inc., (3)	38,318

546	FRP Holdings Inc., (3)	18,018

6,863	Kennedy-Wilson Holdings Inc., (2)	168,281

Nuveen Investments	101

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments	October 31, 2015

Shares	Description (1)	Value

	Real Estate Management & Development (continued)

1,005	Marcus & Millichap Inc., (3)	$43,788

825	ReMax Holdings Inc.	31,078

4,078	St Joe Company, (2), (3)	80,826

1,049	Tejon Ranch Company, (3)	23,634
	Total Real Estate Management & Development	595,612

	Road & Rail – 0.5%

2,016	ArcBest Corporation	52,214

1,622	Celadon Group, Inc.	23,487

867	Covenant Transport, Inc., (3)	16,733

3,726	Heartland Express, Inc., (2)	70,161

4,539	Knight Transportation Inc., (2)	115,381

1,845	Marten Transport, Ltd.	30,240

260	PAM Transportation Services, Inc., (3)	9,285

2,162	Roadrunner Transportation System Inc., (3)	23,004

1,856	Saia, Inc., (3)	43,820

6,596	Swift Transportation Company, (2), (3)	103,095

450	Universal Truckload Services, Inc.	7,191

725	USA Truck, Inc., (3)	13,181

3,275	Werner Enterprises, Inc.	86,656

2,424	YRC Worldwide Inc., (3)	44,262
	Total Road & Rail	638,710

	Semiconductors & Semiconductor Equipment – 3.2%

3,024	Advanced Energy Industries Inc., (3)	85,519

47,048	Advanced Micro Devices, Inc., (2), (3)	99,742

1,447	Alpha & Omega Semiconductor Limited, (3)	12,849

2,317	Ambarella, Incorporated, (2), (3)	114,552

6,883	Amkor Technology Inc., (3)	42,812

6,092	Applied Micro Circuits Corporation, (3)	39,476

9,027	Axcelis Technologies Inc., (3)	25,276

4,991	Brooks Automation Inc.	55,101

1,871	Cabot Microelectronics Corporation, (3)	78,900

992	Cascade Microtech, Inc., (2), (3)	15,197

4,098	Cavium Networks Inc., (3)	290,753

1,628	CEVA, Inc., (3)	38,046

4,691	Cirrus Logic Inc., (3)	144,624

2,060	Cohu Inc.	25,935

2,827	Diodes Inc., (3)	64,738

1,647	DSP Group Inc., (3)	16,635

10,373	Entegris Inc., (3)	133,086

102	Nuveen Investments

Shares	Description (1)	Value

	Semiconductors & Semiconductor Equipment (continued)

3,064	Exar Corporation, (3)	$17,434

8,612	Fairchild Semiconductor International Inc., Class A, (3)	143,648

4,309	FormFactor Inc., (3)	35,506

2,833	Inphi Corporation, (3)	84,338

10,973	Integrated Device Technology, Inc., (3)	279,812

2,343	Integrated Silicon Solution	52,671

9,988	Intersil Holding Corporation, Class A	135,337

1,836	IXYS Corporation	22,877

5,526	Kopin Corporation, (3)	14,754

8,640	Lattice Semiconductor Corporation, (3)	39,571

1,736	MA-COM Technology Solutions Holdings Incorporated, (2), (3)	58,573

5,537	Mattson Technology, Inc., (3)	12,957

3,825	Maxlinear Inc., (3)	49,725

7,040	Microsemi Corporation, (3)	253,510

3,948	MKS Instruments Inc., (2)	139,128

2,924	Monolithic Power Systems, Inc.	182,516

1,926	Nanometrics Inc., (3)	29,429

2,066	NeoPhotonics Corporation, (3)	17,086

375	NVE Corporation	22,234

4,350	Omnivision Technologies, Inc., (3)	125,585

1,997	PDF Solutions, Inc., (3)	21,088

1,719	Pericom Semiconductor Corporation	29,997

4,781	Photronics Inc., (3)	45,850

12,902	PMC-Sierra, Inc., (3)	153,792

2,176	Power Integrations Inc., (2)	110,127

8,540	Rambus Inc., (3)	88,133

2,578	Rudolph Technologies, (3)	32,973

4,910	Semtech Corporation, (3)	85,925

2,618	Sigma Designs, Inc., (3)	23,065

3,160	Silicon Laboratories Inc., (2), (3)	157,905

2,725	Synaptics, Inc., (3)	231,870

3,892	Tessera Technologies Inc.	136,103

1,991	Ultra Clean Holdings, Inc., (3)	9,716

2,041	Ultratech Stepper Inc., (3)	31,901

2,986	Veeco Instruments Inc., (3)	53,808

3,963	Xcerra Corporation, (3)	27,503
	Total Semiconductors & Semiconductor Equipment	4,239,688

	Software – 4.4%

2,508	A10 Networks Inc., (3)	18,007

8,635	ACI Worldwide, Inc., (2), (3)	206,808

Nuveen Investments	103

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments	October 31, 2015

Shares	Description (1)	Value

	Software (continued)

2,000	American Software, Inc.	$20,460

6,315	Aspen Technology Inc., (3)	261,378

2,703	AVG Technologies NV, (3)	64,061

615	Barracuda Networks Inc., (3)	11,796

3,467	Blackbaud, Inc.	217,346

3,053	Bottomline Technologies, Inc., (2), (3)	84,507

2,217	Broadsoft Inc., (3)	70,877

4,146	Callidus Software, Inc., (3)	72,016

3,346	CommVault Systems, Inc., (3)	135,580

526	Digimarc Corporation, (2)	11,814

3,602	Digital Turbine Inc., (2), (3)	5,979

1,983	Ebix, Inc., (2)	54,989

2,193	Ellie Mae Incorporated, (2), (3)	160,045

2,096	EnerNOC, Inc., (3)	16,433

2,409	EPIQ Systems, Inc.	33,244

2,297	Fair Isaac Corporation, (2)	212,174

2,827	Fleetmatics Group Limited, (2), (3)	157,351

2,023	Gigamon Inc., (3)	53,063

1,130	Globant S.A, (2), (3)	39,064

8,901	Glu Mobile, Inc., (2), (3)	36,672

1,399	Guidance Software, Inc., (3)	7,890

5,190	Guidewire Software Incorporated, (3)	302,214

1,391	HubSpot, Inc., (2), (3)	72,165

1,991	Imperva Incorporated, (2), (3)	140,604

4,191	Infoblox, Incorporated, (3)	68,355

1,291	Interactive Intelligence Group, (3)	41,751

3,301	Jive Software Inc., (3)	16,076

5,457	Manhattan Associates Inc., (3)	397,542

7,511	Mentor Graphics Corporation	204,299

686	Microstrategy Inc., (3)	118,040

2,876	MobileIron, Inc., (2), (3)	11,101

1,494	Model N Inc., (3)	15,089

2,962	Monotype Imaging Holdings Inc.	80,981

770	Park City Group Inc., (2), (3)	8,971

2,333	Paycom Software Inc., (3)	88,677

1,145	Paylocity Holding Corporation, (3)	38,438

2,748	Pegasystems, Inc.	76,642

3,743	Progress Software Corporation, (3)	90,880

2,916	Proofpoint, Incorporated, (2), (3)	205,403

1,874	PROS Holdings, Inc., (3)	45,013

104	Nuveen Investments

Shares	Description (1)	Value

	Software (continued)

490	QAD Inc. A	$12,515

6,756	QLIK Technologies Inc., (3)	211,936

1,838	Qualys Incorporated, (3)	64,918

591	Rapid7 Inc., (2), (3)	12,151

3,879	RealPage Inc., (2), (3)	65,555

3,962	RingCentral Inc., Class A, (3)	73,297

6,539	Rovi Corporation, (2), (3)	59,832

1,902	Sapiens International Corporation NV	22,463

2,548	SeaChange International, Inc., (3)	16,486

2,715	Silver Springs Networks Inc., (3)	35,594

2,873	Synchronoss Technologies, Inc., (2), (3)	101,072

6,257	Take-Two Interactive Software, Inc., (3)	207,732

2,879	Tangoe Inc., (3)	23,838

3,965	TeleCommunication Systems, (3)	16,217

2,113	TeleNav Inc., (3)	15,214

1,898	The Rubicon Project Inc., (3)	28,774

7,392	TiVo, Inc., (3)	67,119

1,033	TubeMogul Inc., (2), (3)	12,344

2,490	Tyler Technologies Inc., (2), (3)	424,196

662	Varonis Systems Inc., (3)	10,572

2,170	Vasco Data Security International, Inc., (2), (3)	41,252

4,539	Verint Systems Inc., (3)	215,966

3,299	VirnetX Holding Corporation, (3)	12,536

556	Workiva Inc., (3)	9,218

1,715	Xura Incorporated, (3)	44,384

1,345	Yodlee, Inc., (3)	22,569

3,974	Zendesk Inc., (3)	79,957

4,596	Zix Corporation, (3)	23,807
	Total Software	5,905,309

	Specialty Retail – 2.9%

5,144	Abercrombie & Fitch Co., Class A, (2)	109,001

14,453	American Eagle Outfitters, Inc., (2)	220,842

603	America’s Car-Mart, Inc., (3)	20,647

2,016	Asbury Automotive Group, Inc., (3)	159,667

12,695	Ascena Retail Group Inc., (2), (3)	169,097

2,371	Barnes & Noble Education, Inc., (3)	34,972

3,753	Barnes & Noble Inc.	48,751

2,432	bebe stores, Inc., (2)	2,700

1,401	Big 5 Sporting Goods Corporation	12,819

884	Boot Barn Holdings, Inc., (2), (3)	13,260

Nuveen Investments	105

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments	October 31, 2015

Shares	Description (1)	Value

	Specialty Retail (continued)

2,094	Buckle Inc., (2)	$74,211

957	Build-A-Bear-Workshop, Inc., (3)	14,891

3,240	Caleres Inc.	99,014

1,946	Cato Corporation	73,481

10,602	Chico’s FAS, Inc., (2)	146,520

1,524	Childrens Place Retail Stores Inc., (2)	81,793

2,825	Christopher & Banks Corporation	4,125

1,151	Citi Trends, Inc.	30,582

2,024	Conn’s, Inc., (2), (3)	38,395

1,195	Container Store Group Inc., (3)	13,635

2,818	Destination XL Group Inc., (3)	16,457

6,251	Express Inc., (2), (3)	120,644

3,405	Finish Line, Inc.	63,435

4,029	Five Below, Incorporated, (2), (3)	138,356

3,130	Francescas Holdings Corporation, (2), (3)	44,477

1,779	Genesco Inc., (3)	111,454

1,726	Group 1 Automotive Inc.	150,076

4,579	Guess Inc., (2)	96,388

1,563	Haverty Furniture Companies Inc., (2)	36,590

1,841	Hibbett Sporting Goods, Inc., (2), (3)	62,889

1,135	Kirkland’s, Inc., (3)	26,094

1,684	Lithia Motors Inc.	197,685

2,003	Lumber Liquidators Inc., (2), (3)	27,681

1,945	Marinemax Inc., (3)	30,731

1,517	Mattress Firm Holding Corporation, (2), (3)	64,579

3,573	Mens Wearhouse Inc.	142,849

2,355	Monro Muffler Brake, Inc., (2)	174,670

1,364	Outerwall Inc., (2)	81,840

1,860	Party City Holdco Inc., (2), (3)	29,444

4,128	Pep Boys – Manny, Moe & Jack	62,085

6,668	Pier 1 Imports, Inc., (2)	49,477

3,922	Rent-A-Center Inc., (2)	72,126

2,417	Restoration Hardware Holdings Incorporated, (2), (3)	249,169

3,869	Select Comfort Corporation, (3)	82,023

1,172	Shoe Carnival, Inc.	26,335

2,434	Sonic Automotive Inc.	60,704

1,329	Sportsman’s Warehouse Holdings Inc., (3)	14,300

2,362	Stage Stores Inc.	22,982

2,152	Stein Mart, Inc.	19,067

908	Systemax Inc., (3)	8,417

106	Nuveen Investments

Shares	Description (1)	Value

	Specialty Retail (continued)

2,005	Tile Shop Holdings Inc., (3)	$29,093

819	Tilly’s Inc., Class A Shares, (3)	5,971

2,200	Vitamin Shoppe Inc., (3)	63,118

1,415	West Marine, Inc., (3)	14,405

168	Winmark Corporation	16,926

1,468	Zumiez, Inc., (3)	25,661
	Total Specialty Retail	3,806,601

	Technology Hardware, Storage & Peripherals – 0.7%

2,389	Avid Technology Inc., (3)	20,187

3,019	Cray, Inc., (2), (3)	89,453

4,797	Diebold Inc., (2)	176,865

1,369	Eastman Kodak Company, (3)	17,140

3,467	Electronics For Imaging, (2), (3)	161,007

2,598	Imation Corporation	5,248

2,199	Immersion Corporation, (3)	28,543

3,746	Nimble Storage Inc., (3)	84,660

6,453	QLogic Corporation, (3)	80,017

15,921	Quantum Corporation, (3)	13,374

2,575	Silicon Graphics International Corporation, (3)	11,253

3,766	Stratasys, Inc., (2), (3)	96,033

2,727	Super Micro Computer Inc., (2), (3)	76,929

6,217	Violin Memory Inc., (2), (3)	10,009
	Total Technology Hardware, Storage & Peripherals	870,718

	Textiles, Apparel & Luxury Goods – 0.8%

633	Cherokee Inc.	11,489

2,130	Columbia Sportswear Company, (2)	116,831

5,694	Crocs, Inc., (3)	61,495

680	Culp Inc.	20,407

2,412	Deckers Outdoor Corporation, (3)	134,252

2,978	G III Apparel Group, Limited, (3)	164,058

3,531	Iconix Brand Group, Inc., (2), (3)	54,095

1,187	Movado Group Inc.	30,553

1,084	Oxford Industries Inc.	78,937

942	Perry Ellis International, Inc., (3)	20,225

1,864	Sequential Brands Group Inc., (2), (3)	23,319

4,162	Steven Madden Limited, (2), (3)	145,046

549	Superior Uniform Group Inc.	9,355

3,929	Tumi Holdings Inc., (3)	62,982

1,136	Unifi Inc., (3)	34,750

Nuveen Investments	107

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments	October 31, 2015

Shares	Description (1)	Value

	Textiles, Apparel & Luxury Goods (continued)

1,574	Vera Bradley Inc., (2), (3)	$19,691

866	Vince Holding Company, (3)	3,940

7,634	Wolverine World Wide Inc., (2)	141,763
	Total Textiles, Apparel & Luxury Goods	1,133,188

	Thrifts & Mortgage Finance – 2.0%

510	Anchor BanCorp Wisconsin Inc., (3)	20,920

6,717	Astoria Financial Corporation	107,203

3,611	Bank Mutual Corporation	26,144

1,445	BankFinancial Corporation	17,817

201	BBX Capital Corporation, (3)	3,688

985	Bear State Financial Inc., (3)	10,786

6,118	Beneficial Bancorp, Inc., (3)	84,857

1,135	BofI Holdings, Inc., (2), (3)	90,811

5,475	Brookline Bancorp, Inc.	62,141

599	BSB Bancorp Inc., (3)	13,172

10,404	Capitol Federal Financial Inc.	135,044

1,227	Charter Financial Corporation	16,074

1,920	Clifton Bancorp Inc.	27,994

2,302	Dime Community Bancshares, Inc.	39,940

4,110	Essent Group Limited, (3)	99,051

7,066	Everbank Financial Corporation	121,959

808	Federal Agricultural Mortgage Corporation	23,723

749	First Defiance Financial Corporation	28,687

1,572	Flagstar Bancorp Inc., (3)	34,961

942	Fox Chase Bancorp.	16,494

97	Hingham Institution for Savings	12,359

1,525	HomeStreet Inc.	31,918

637	Impac Mortgage Holdings Inc., (2), (3)	14,237

6,918	Kearny Financial Corporation	82,670

429	LendingTree, Inc., (3)	52,063

4,064	Meridian Bancorp, Inc.	57,059

475	Meta Financial Group, Inc.	20,463

25,121	MGIC Investment Corporation, (2), (3)	236,137

2,906	Nationstar Mortgage Holdings, Incorporated, (2), (3)	38,563

3,919	NMI Holdings Inc., Class A Shares, (3)	29,471

3,470	Northfield Bancorp Inc.	53,160

6,986	Northwest Bancshares Inc., (2)	94,032

1,064	OceanFirst Financial Corporation	19,641

7,946	Ocwen Financial Corporation, (3)	55,543

3,255	Oritani Financial Corporation	51,820

108	Nuveen Investments

Shares	Description (1)	Value

	Thrifts & Mortgage Finance (continued)

1,038	PennyMac Financial Services Inc., (3)	$17,169

3,673	PHH Corporation, (3)	53,993

4,675	Provident Financial Services Inc.	94,996

14,157	Radian Group Inc., (2)	204,852

1,153	Stonegate Mortgage Corporation, (3)	6,607

678	Territorial Bancorp Inc.	18,903

7,030	TrustCo Bank Corporation NY	43,797

4,114	United Community Financial Corporation	22,545

3,659	United Financial Bancorp Inc.	47,494

1,958	Walker & Dunlop Inc., (3)	56,802

2,791	Walter Investment Management Corporation , (2)	33,380

7,014	Washington Federal Inc.	174,929

2,233	Waterstone Financial Inc.	29,744

1,962	WSFS Financial Corporation, (2)	62,333
	Total Thrifts & Mortgage Finance	2,698,146

	Tobacco – 0.2%

1,671	Universal Corporation, (2)	90,251

6,340	Vector Group Ltd., (2)	153,745
	Total Tobacco	243,996

	Trading Companies & Distributors – 0.7%

4,616	Aircastle LTD	104,599

2,971	Applied Industrial Technologies Inc.	122,732

3,671	Beacon Roofing Supply Company, (3)	129,917

1,271	CAI International Inc., (3)	14,769

932	DXP Enterprises, Inc., (2), (3)	28,202

2,309	H&E Equipment Services, Inc.	44,587

2,014	Kaman Corporation	78,324

429	Lawson Products, Inc.	11,158

7,618	MRC Global Inc., (3)	90,654

811	Neff Corporation, Class A Shares, (3)	4,752

2,618	Rush Enterprises, Class A, (3)	63,827

1,175	Stock Building Supply Holdings Inc., (3)	20,304

2,460	TAL International Group Inc.	41,722

1,674	Textainer Group Holdings Limited, (2)	32,743

1,345	Titan Machinery, Inc., (2), (3)	16,449

2,970	Univar Inc., (3)	52,450

602	Veritiv Corporation, (2), (3)	25,284
	Total Trading Companies & Distributors	882,473

Nuveen Investments	109

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments	October 31, 2015

Shares	Description (1)	Value

	Transportation Infrastructure – 0.0%

4,066	Wesco Aircraft Holdings Inc., (3)	$50,662

	Water Utilities – 0.3%

2,794	American States Water Co	113,856

631	Artesian Resources Corporation	15,371

3,542	California Water Service Group	79,199

845	Connecticut Water Service, Inc.	31,104

1,089	Consolidated Water Company, Limited	12,055

1,240	Middlesex Water Company	31,955

1,215	SJW Corporation	38,552

1,003	York Water Company	23,250
	Total Water Utilities	345,342

	Wireless Telecommunication Services – 0.1%

2,708	Boingo Wireless Inc., (3)	20,933

1,274	NTELOS Holdings Corporation	11,708

1,868	Shenandoah Telecommunications Company	87,404

1,680	Spok Holdings, Inc.	30,290
	Total Wireless Telecommunication Services	150,335
	Total Common Stocks (cost $97,101,506)	127,915,679

Shares	Description (1), (5)	Value

	EXCHANGE-TRADED FUNDS – 0.0%

3,608	CorEnergy Infrastructure Trust Inc.	$18,437
	Total Exchange-Traded Funds (cost $26,247)	18,437

Shares	Description (1)	Value

	COMMON STOCK RIGHTS – 0.0%

591	Actavis PLC, (3), (4)	$5774

6,523	Chelsea Therapeutics International Limited, (4)	—

692	Clinical Data, Inc., (3), (4)	—

1,250	Durata Therapeutics Inc., (2), (4)	1,025

1,493	Gerber Scientific Inc., (3), (4)	—

4,499	Leap Wireless International Inc. (3), (4)	11,338

424	Omthera Pharmaceuticals Inc., (3), (4)	—

2,878	Trius Therapeutics Inc., (3), (4)	—
	Total Common Stock Rights (cost $–)	18,137

110	Nuveen Investments

Shares	Description (1)				Value

	WARRANTS – 0.0%

106	Imperial Holdings, Inc., (4)				$21

1,328	Magnum Hunter Resources Corporation, (2), (4)				—

157	Tejon Ranch Company, (6)				18
	Total Warrants (cost $855)				39
	Total Long-Term Investments (cost $97,128,608)				127,952,292

Shares	Description (1)				Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 31.2%

	Money Market Funds – 31.2%

41,498,024	Mount Vernon Securities Lending Prime Portfolio, 0.256%, (7), (8)				$41,498,024
	Total Investments Purchased with Collateral from Securities Lending (cost $41,498,024)				41,498,024

Shares/ Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (9)	Value

	SHORT-TERM INVESTMENTS – 3.8%

	Money Market Funds – 3.6%

4,747,542	First American Treasury Obligations Fund, Class Z	0.000% (7)	N/A	N/A	$4,747,542

	U.S. Government and Agency Obligations – 0.2%

$275	U.S. Treasury Bills, (10)	0.000%	11/12/15	AAA	274,999
	Total Short-Term Investments (cost $5,022,531)				5,022,541
	Total Investments (cost $143,649,163) – 131.2%				174,472,857
	Other Assets Less Liabilities – (31.2)% (11)				(41,482,690)
	Net Assets – 100%				$132,990,167

Nuveen Investments	111

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments	October 31, 2015

Investments in Derivatives as of October 31, 2015

Futures Contracts outstanding:

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value	Variable Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)
Russell 2000® Mini Index	Long	40	12/15	4,633,200	$(10,400)	$34,645

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $39,502,828.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(5)	A copy of the most recent financial statements for these exchange-traded funds can be obtained from the Securities and Exchange Commission on its website at http://www.sec.gov.

(6)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(7)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(8)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

(9)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(10)	Investment, or portion of investment, segregated as collateral for investments in derivatives.

(11)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter derivatives as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of exchange-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

N/A	Not Applicable

Reg S	Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

112	Nuveen Investments

Statement of

Assets and Liabilities	October 31, 2015

	Equity Index	Mid Cap Index	Small Cap Index
Assets
Long-term investments, at value (cost $289,742,814, $456,761,420 and $97,128,608, respectively)	$774,601,980	$612,973,101	$127,952,292
Investments purchased with collateral from securities lending, at value (cost approximates value)	181,894,352	185,712,712	41,498,024
Short-Term investments, at value (cost $11,170,558, $35,645,941 and $5,022,531, respectively)	11,170,661	35,646,044	5,022,541
Receivable for:
Dividends	884,931	327,522	47,566
Due from Broker	25,629	35,604	40,935
Investments sold	120,619	1,096,990	202,919
Reclaims	7,043	—	—
Shares sold	1,170,394	966,173	471,069
Variation margin on futures contracts	—	7,537	—
Other assets	46,613	42,512	21,018
Total assets	969,922,222	836,808,195	175,256,364
Liabilities
Payable for:
Collateral from securities lending program	181,894,352	185,712,712	41,498,024
Investments purchased	118,009	1,181,207	94,711
Shares redeemed	753,125	1,975,214	485,549
Variation margin on future contracts	48,825	—	10,400
Accrued expenses:
Directors fees	32,237	22,980	1,047
Management fees	113,521	110,709	10,832
12b-1 distribution and service fees	99,393	151,802	30,651
Other	316,055	397,112	134,983
Total liabilities	183,375,517	189,551,736	42,266,197
Net assets	$786,546,705	$647,256,459	$132,990,167
Class A Shares
Net assets	$192,626,212	$210,930,142	$43,050,283
Shares outstanding	6,786,824	11,686,764	3,036,078
Net asset value (“NAV”) and offering price per share	$28.38	$18.05	$14.18
Class C Shares
Net assets	$17,001,643	$19,066,475	$3,225,414
Shares outstanding	606,157	1,101,021	239,903
NAV and offering price per share	$28.05	$17.32	$13.44
Class R3 Shares
Net assets	$108,691,234	$217,247,712	$45,088,547
Shares outstanding	3,828,042	12,207,430	3,271,868
NAV and offering price per share	$28.39	$17.80	$13.78
Class I Shares
Net assets	$468,227,616	$200,012,130	$41,625,923
Shares outstanding	16,502,519	11,035,610	2,925,281
NAV and offering price per share	$28.37	$18.12	$14.23
Net assets consist of:
Capital paid-in	$265,034,686	$446,697,314	$96,560,870
Undistributed (Over-distribution of) net investment income	2,212,442	4,012,411	771,545
Accumulated net realized gain (loss)	33,798,843	39,530,906	4,799,413
Net unrealized appreciation (depreciation)	485,500,734	157,015,828	30,858,339
Net assets	$786,546,705	$647,256,459	$132,990,167
Authorized shares – per class	$2 billion	$2 billion	$2 billion
Par value per share	$0.0001	$0.0001	$0.0001

See accompanying notes to financial statements.

Nuveen Investments	113

Statement of

Operations	Year Ended October 31, 2015

	Equity Index	Mid Cap Index	Small Cap Index
Investment Income
Dividend and interest income (net of foreign tax withheld of $765, $1,444 and $735, respectively)	$16,551,062	$9,737,823	$1,837,461
Securities lending income, net	136,763	430,582	365,117
Total investment income	16,687,825	10,168,405	2,202,578
Expenses
Management fees	2,263,907	2,066,443	464,013
12b-1 service fees – Class A Shares	503,221	546,467	107,663
12b-1 distribution and service fees – Class C Shares	157,751	167,041	27,592
12b-1 distribution and service fees – Class R3 Shares	502,804	1,151,724	247,010
Shareholder servicing agent fees	1,178,337	1,146,081	233,640
Custodian fees	156,895	128,662	149,583
Directors fees	21,888	18,391	3,839
Professional fees	73,913	60,045	28,107
Shareholder reporting expenses	93,180	201,578	56,556
Federal and state registration fees	64,461	69,173	55,361
Other expenses	48,447	47,455	73,927
Total expenses before fee waiver/expense reimbursement	5,064,804	5,603,060	1,447,291
Fee waiver/expense reimbursement	(859,624)	(510,086)	(274,626)
Net expenses	4,205,180	5,092,974	1,172,665
Net investment income (loss)	12,482,645	5,075,431	1,029,913
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	53,316,491	47,671,172	6,035,615
Futures contracts	(773,985)	(2,125,431)	(133,511)
Change in net unrealized appreciation (depreciation) of:
Investments	(28,106,248)	(33,094,574)	(7,297,609)
Futures contracts	372,931	890,732	(63,340)
Net realized and unrealized gain (loss)	24,809,189	13,341,899	(1,458,845)
Net increase (decrease) in net assets from operations	$37,291,834	$18,417,330	$(428,932)

See accompanying notes to financial statements.

114	Nuveen Investments

Statement of

Changes in Net Assets

	Equity Index		Mid Cap Index
	Year Ended 10/31/15	Year Ended 10/31/14	Year Ended 10/31/15	Year Ended 10/31/14
Operations
Net investment income (loss)	$12,482,645	$12,188,234	$5,075,431	$4,700,032
Net realized gain (loss) from:
Investments	53,316,491	47,183,736	47,671,172	29,306,428
Futures contracts	(773,985)	3,559,825	(2,125,431)	6,397,071
Change in net unrealized appreciation (depreciation) of:
Investments	(28,106,248)	61,690,836	(33,094,574)	27,967,853
Futures contracts	372,931	(149,399)	890,732	(1,556,867)
Net increase (decrease) in net assets from operations	37,291,834	124,473,232	18,417,330	66,814,517
Distributions to Shareholders
From net investment income:
Class A Shares	(2,738,996)	(2,726,149)	(1,853,365)	(1,225,635)
Class C Shares	(97,002)	(77,803)	(19,009)	—
Class R3 Shares	(1,131,525)	(809,289)	(1,422,983)	(767,824)
Class I Shares	(8,154,510)	(8,606,676)	(2,407,249)	(1,934,833)
From accumulated net realized gains:
Class A Shares	(9,192,119)	(13,698,118)	(9,630,727)	(7,006,416)
Class C Shares	(655,527)	(816,443)	(694,689)	(432,841)
Class R3 Shares	(4,022,116)	(4,767,202)	(10,517,244)	(7,116,110)
Class I Shares	(24,548,328)	(38,641,025)	(9,847,361)	(8,216,759)
Decrease in net assets from distributions to shareholders	(50,540,123)	(70,142,705)	(36,392,627)	(26,700,418)
Fund Share Transactions
Proceeds from sale of shares	146,699,781	120,916,624	141,016,955	159,221,687
Proceeds from shares issued to shareholders due to reinvestment of distributions	43,105,273	58,544,863	33,191,887	23,558,777
	189,805,054	179,461,487	174,208,842	182,780,464
Cost of shares redeemed	(218,320,680)	(194,721,398)	(171,596,895)	(166,917,433)
Net increase (decrease) in net assets from Fund share transactions	(28,515,626)	(15,259,911)	2,611,947	15,863,031
Net increase (decrease) in net assets	(41,763,915)	39,070,616	(15,363,350)	55,977,130
Net assets at the beginning of period	828,310,620	789,240,004	662,619,809	606,642,679
Net assets at the end of period	$786,546,705	$828,310,620	$647,256,459	$662,619,809
Undistributed (Over-distribution of) net investment income at the end of period	$2,212,442	$1,771,445	$4,012,411	$4,459,501

See accompanying notes to financial statements.

Nuveen Investments	115

Statement of Changes in Net Assets (continued)

	Small Cap Index
	Year Ended 10/31/15	Year Ended 10/31/14
Operations
Net investment income (loss)	$1,029,913	$973,945
Net realized gain (loss) from:
Investments	6,035,615	6,949,801
Futures contracts	(133,511)	835,042
Change in net unrealized appreciation (depreciation) of:
Investments	(7,297,609)	1,719,680
Futures contracts	(63,340)	(335,989)
Net increase (decrease) in net assets from operations	(428,932)	10,142,479
Distributions to Shareholders
From net investment income:
Class A Shares	(365,247)	(343,366)
Class C Shares	(2,919)	(2,125)
Class R3 Shares	(310,921)	(240,588)
Class I Shares	(520,976)	(499,459)
From accumulated net realized gains:
Class A Shares	(2,179,623)	(2,138,261)
Class C Shares	(139,573)	(122,652)
Class R3 Shares	(2,670,039)	(2,218,626)
Class I Shares	(2,441,130)	(2,498,135)
Decrease in net assets from distributions to shareholders	(8,630,428)	(8,063,212)
Fund Share Transactions
Proceeds from sale of shares	38,060,059	41,924,541
Proceeds from shares issued to shareholders due to reinvestment of distributions	7,920,049	7,014,093
	45,980,108	48,938,634
Cost of shares redeemed	(44,615,077)	(44,300,708)
Net increase (decrease) in net assets from Fund share transactions	1,365,031	4,637,926
Net increase (decrease) in net assets	(7,694,329)	6,717,193
Net assets at the beginning of period	140,684,496	133,967,303
Net assets at the end of period	$132,990,167	$140,684,496
Undistributed (Over-distribution of) net investment income at the end of period	$771,545	$886,010

See accompanying notes to financial statements.

116	Nuveen Investments

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Nuveen Investments	117

Financial

Highlights

Equity Index

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended October 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/92)
2015	$28.86	$0.40	$0.84	$1.24	$(0.38)	$(1.34)	$(1.72)	$28.38
2014	27.10	0.38	3.78	4.16	(0.38)	(2.02)	(2.40)	28.86
2013	22.35	0.38	5.31	5.69	(0.39)	(0.55)	(0.94)	27.10
2012	21.44	0.34	2.48	2.82	(0.35)	(1.56)	(1.91)	22.35
2011	21.51	0.30	1.26	1.56	(0.26)	(1.37)	(1.63)	21.44
Class C (2/99)
2015	28.54	0.18	0.84	1.02	(0.17)	(1.34)	(1.51)	28.05
2014	26.82	0.17	3.74	3.91	(0.17)	(2.02)	(2.19)	28.54
2013	22.13	0.20	5.24	5.44	(0.20)	(0.55)	(0.75)	26.82
2012	21.24	0.17	2.46	2.63	(0.18)	(1.56)	(1.74)	22.13
2011	21.32	0.13	1.26	1.39	(0.10)	(1.37)	(1.47)	21.24
Class R3 (9/01)
2015	28.87	0.32	0.85	1.17	(0.31)	(1.34)	(1.65)	28.39
2014	27.04	0.31	3.85	4.16	(0.31)	(2.02)	(2.33)	28.87
2013	22.31	0.31	5.30	5.61	(0.33)	(0.55)	(0.88)	27.04
2012	21.40	0.28	2.48	2.76	(0.29)	(1.56)	(1.85)	22.31
2011	21.47	0.25	1.26	1.51	(0.21)	(1.37)	(1.58)	21.40
Class I (2/94)
2015	28.85	0.47	0.84	1.31	(0.45)	(1.34)	(1.79)	28.37
2014	27.09	0.45	3.78	4.23	(0.45)	(2.02)	(2.47)	28.85
2013	22.35	0.45	5.29	5.74	(0.45)	(0.55)	(1.00)	27.09
2012	21.43	0.39	2.49	2.88	(0.40)	(1.56)	(1.96)	22.35
2011	21.50	0.36	1.26	1.62	(0.32)	(1.37)	(1.69)	21.43

118	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

4.63%	$192,626	0.72%	1.30%	0.62%	1.40%	2%
16.55	203,668	0.73	1.27	0.62	1.38	2
26.32	183,491	0.71	1.48	0.62	1.57	2
14.51	143,664	0.69	1.49	0.62	1.56	1
7.41	119,172	0.70	1.29	0.62	1.37	2

3.84	17,002	1.47	0.54	1.37	0.64	2
15.71	13,275	1.48	0.52	1.37	0.63	2
25.35	10,752	1.46	0.72	1.37	0.82	2
13.70	8,095	1.44	0.75	1.37	0.82	1
6.61	8,261	1.45	0.55	1.37	0.62	2

4.37	108,691	0.97	1.03	0.87	1.14	2
16.27	81,677	0.98	1.02	0.87	1.13	2
25.96	61,823	0.97	1.19	0.87	1.29	2
14.26	33,685	0.94	1.22	0.87	1.28	1
7.15	14,218	0.95	1.06	0.87	1.13	2

4.90	468,228	0.47	1.55	0.37	1.66	2
16.84	529,691	0.48	1.53	0.37	1.64	2
26.59	531,131	0.46	1.76	0.37	1.85	2
14.85	556,215	0.44	1.75	0.37	1.82	1
7.68	597,030	0.45	1.55	0.37	1.63	2

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

See accompanying notes to financial statements.

Nuveen Investments	119

Financial Highlights (continued)

Mid Cap Index

Selected data for a share outstanding throughout each period:

		Investment Operations				Less Distributions

Class (Commencement Date) Year Ended October 31,	Beginning NAV	Net Investment Income (Loss)(a)		Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (11/99)
2015	$18.58	$0.14		$0.35	$0.49	$(0.16)	$(0.86)	$(1.02)	$18.05
2014	17.50	0.13		1.71	1.84	(0.11)	(0.65)	(0.76)	18.58
2013	13.76	0.13		4.17	4.30	(0.10)	(0.46)	(0.56)	17.50
2012	12.87	0.09		1.31	1.40	(0.03)	(0.48)	(0.51)	13.76
2011	11.98	0.05		0.92	0.97	(0.08)	—	(0.08)	12.87
Class C (9/01)
2015	17.86	—	*	0.34	0.34	(0.02)	(0.86)	(0.88)	17.32
2014	16.87	—	*	1.64	1.64	—	(0.65)	(0.65)	17.86
2013	13.28	0.01		4.04	4.05	—	(0.46)	(0.46)	16.87
2012	12.51	(0.01)		1.26	1.25	—	(0.48)	(0.48)	13.28
2011	11.67	(0.05)		0.89	0.84	—	—	—	12.51
Class R3 (11/00)
2015	18.33	0.10		0.34	0.44	(0.11)	(0.86)	(0.97)	17.80
2014	17.28	0.09		1.68	1.77	(0.07)	(0.65)	(0.72)	18.33
2013	13.59	0.10		4.11	4.21	(0.06)	(0.46)	(0.52)	17.28
2012	12.73	0.06		1.28	1.34	—	(0.48)	(0.48)	13.59
2011	11.86	0.01		0.92	0.93	(0.06)	—	(0.06)	12.73
Class I (11/99)
2015	18.65	0.19		0.34	0.53	(0.20)	(0.86)	(1.06)	18.12
2014	17.57	0.18		1.70	1.88	(0.15)	(0.65)	(0.80)	18.65
2013	13.81	0.18		4.17	4.35	(0.13)	(0.46)	(0.59)	17.57
2012	12.92	0.12		1.32	1.44	(0.07)	(0.48)	(0.55)	13.81
2011	12.03	0.08		0.91	0.99	(0.10)	—	(0.10)	12.92

120	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

2.86%	$210,930	0.80%	0.70%	0.73%	0.77%	12%
10.94	210,964	0.80	0.66	0.73	0.73	10
32.46	185,942	0.76	0.84	0.73	0.86	7
11.48	104,467	0.80	0.61	0.74	0.67	7
8.07	68,856	0.79	0.32	0.75	0.36	23

2.13	19,066	1.55	(0.06)	1.48	0.02	12
10.10	13,810	1.55	(0.09)	1.48	(0.02)	10
31.51	10,925	1.51	0.07	1.48	0.10	7
10.60	5,290	1.55	(0.13)	1.49	(0.07)	7
7.20	3,302	1.53	(0.42)	1.50	(0.39)	23

2.64	217,248	1.05	0.45	0.98	0.52	12
10.64	221,651	1.05	0.41	0.98	0.48	10
32.16	186,673	1.01	0.60	0.98	0.62	7
11.14	113,834	1.05	0.36	0.99	0.42	7
7.83	65,060	1.04	0.07	1.00	0.11	23

3.11	200,012	0.55	0.95	0.48	1.03	12
11.16	216,194	0.55	0.91	0.48	0.98	10
32.82	223,102	0.51	1.12	0.48	1.14	7
11.80	168,328	0.55	0.87	0.49	0.93	7
8.23	170,174	0.53	0.59	0.50	0.63	23

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Rounds to less than 0.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	121

Financial Highlights (continued)

Small Cap Index

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended October 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/98)
2015	$15.18	$0.11	$(0.17)	$(0.06)	$(0.13)	$(0.81)	$(0.94)	$14.18
2014	14.99	0.10	0.98	1.08	(0.12)	(0.77)	(0.89)	15.18
2013	11.59	0.14	3.79	3.93	(0.08)	(0.45)	(0.53)	14.99
2012	10.43	0.08	1.11	1.19	(0.03)	—	(0.03)	11.59
2011	9.89	0.05	0.55	0.60	(0.06)	—	(0.06)	10.43
Class C (9/01)
2015	14.43	— **	(0.16)	(0.16)	(0.02)	(0.81)	(0.83)	13.44
2014	14.31	(0.01)	0.91	0.90	(0.01)	(0.77)	(0.78)	14.43
2013	11.08	0.03	3.65	3.68	—	(0.45)	(0.45)	14.31
2012	10.02	—	1.06	1.06	—	—	—	11.08
2011	9.52	(0.03)	0.53	0.50	—	—	—	10.02
Class R3 (12/98)
2015	14.77	0.07	(0.16)	(0.09)	(0.09)	(0.81)	(0.90)	13.78
2014	14.62	0.07	0.93	1.00	(0.08)	(0.77)	(0.85)	14.77
2013	11.31	0.10	3.72	3.82	(0.06)	(0.45)	(0.51)	14.62
2012	10.18	0.05	1.08	1.13	—	—	—	11.31
2011	9.66	0.03	0.53	0.56	(0.04)	—	(0.04)	10.18
Class I (12/98)
2015	15.23	0.15	(0.17)	(0.02)	(0.17)	(0.81)	(0.98)	14.23
2014	15.04	0.14	0.97	1.11	(0.15)	(0.77)	(0.92)	15.23
2013	11.63	0.17	3.80	3.97	(0.11)	(0.45)	(0.56)	15.04
2012	10.46	0.11	1.12	1.23	(0.06)	—	(0.06)	11.63
2011	9.91	0.08	0.55	0.63	(0.08)	—	(0.08)	10.46

122	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

(0.31)%	$43,050	1.01%	0.56%	0.81%	0.75%	14%
7.54	42,411	1.03	0.49	0.81	0.71	12
35.52	41,769	1.07	0.81	0.82	1.06	11
11.44	28,640	1.27	0.28	0.83	0.72	20
6.03	19,406	1.17	0.15	0.83	0.50	14

(1.05)	3,225	1.76	(0.20)	1.56	(0.01)	14
6.64	2,500	1.78	(0.27)	1.56	(0.05)	12
34.57	2,155	1.82	— *	1.57	0.25	11
10.58	1,246	2.00	(0.46)	1.58	(0.03)	20
5.25	1,330	1.90	(0.58)	1.58	(0.26)	14

(0.52)	45,089	1.26	0.30	1.06	0.50	14
7.19	48,483	1.28	0.24	1.06	0.46	12
35.24	41,350	1.32	0.49	1.07	0.74	11
11.13	20,198	1.52	0.02	1.08	0.47	20
5.79	11,824	1.44	(0.12)	1.08	0.24	14

(0.06)	41,626	0.75	0.81	0.56	1.00	14
7.76	47,291	0.78	0.75	0.56	0.96	12
35.82	48,694	0.82	1.05	0.57	1.30	11
11.79	33,733	1.00	0.55	0.58	0.97	20
6.33	40,135	0.90	0.42	0.58	0.75	14

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Rounds to less than 0.01%.
**	Rounds to less than 0.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	123

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

Nuveen Investment Funds, Inc. (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Equity Index Fund (“Equity Index”), Nuveen Mid Cap Index Fund (“Mid Cap Index”) and Nuveen Small Cap Index Fund (“Small Cap Index”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was incorporated in the state of Maryland on August 20, 1987.

The end of the reporting period for the Funds is October 31, 2015, and the period covered by these Notes to Financial Statements is the fiscal year ended October 31, 2015 (the ”current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Investment Objectives and Principal Investment Strategies

Equity Index’s investment objective is to provide investment results that correspond to the performance of the Standard & Poor’s 500® Index. Mid Cap Index’s investment objective is to provide investment results that correspond to the performance of the Standard & Poor’s MidCap 400® Index. Small Cap Index’s investment objective is to provide investment results that correspond to the performance of the Russell® 2000 Index.

Under normal market conditions, each Fund invests at least 90% of the sum of its net assets and the amount of any borrowings for investment purposes in common stocks included in its corresponding index. Each Fund also may invest in stock index futures contracts, options on stock indices and options on stock index futures (“derivatives”) on its corresponding index. Each Fund may make these investments to maintain the liquidity needed to meet redemption requests, to increase the level of Fund assets devoted to replicating the composition of its corresponding index and to reduce transaction costs.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments, net of lending agent fees.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

124	Nuveen Investments

Dividends and Distributions to Shareholders

Dividends from net investment income are declared and distributed to shareholders annually (except for Equity Index, which are declared and distributed to shareholders quarterly). Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

The Funds only issue Class A Shares for purchase by certain retirement plans and by qualifying clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services. Class A Shares are offered to those investors at their net asset value (“NAV”) per share with no up-front sales charge. Class A Shares incur a 0.25% annual 12b-1 service fee. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Nuveen Investments	125

Notes to Financial Statements (continued)

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange, which may represent a transfer from a Level 1 to a Level 2 security.

Exchange traded funds are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1.

Investments in investment companies are valued at their respective NAVs on the valuation date and are generally classified as Level 1.

Prices of fixed-income securities are provided by a pricing service approved by the Funds’ Board of Directors (the ”Board”). The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price and are generally classified as Level 1.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Equity Index	Level 1	Level 2	Level 3		Total
Long-Term Investments:
Common Stocks*	$774,600,168	$—	$—		$774,600,168
Common Stock Rights	—	—	1,812	***	1,812
Investments Purchased with Collateral from Securities Lending	181,894,352	—	—		181,894,352
Short-Term Investments:
Money Market Funds	8,170,670	—	—		8,170,670
U.S. Government and Agency Obligations	—	2,999,991	—		2,999,991
Investments in Derivatives:
Futures Contracts**	641,465	—	—		641,465
Total	$965,306,655	$2,999,991	$1,812		$968,308,458

126	Nuveen Investments

Mid Cap Index	Level 1	Level 2	Level 3		Total
Long-Term Investments:
Common Stocks*	$612,972,145	$—	$—		$612,972,145
Common Stock Rights	956	—	—		956
Investments Purchased with Collateral from Securities Lending	185,712,712	—	—		185,712,712
Short-Term Investments:
Money Market Funds	32,646,053	—	—		32,646,053
U.S. Government & Agency Obligations	—	2,999,991	—		2,999,991
Investments in Derivatives:
Futures Contracts**	804,044	—	—		804,044
Total	$832,135,910	$2,999,991	$—		$835,135,901

Small Cap Index
Long-Term Investments:
Common Stocks*	$127,915,253	$—	$426	***	$127,915,679
Exchange-Traded Funds	18,437	—	—		18,437
Common Stock Rights	—	—	18,137	***	18,137
Warrants	—	18	21	***	39
Investments Purchased with Collateral from Securities Lending	41,498,024	—	—		41,498,024
Short-Term Investments:
Money Market Funds	4,747,542	—	—		4,747,542
U.S. Government & Agency Obligations	—	274,999	—		274,999
Investments in Derivatives:
Futures Contracts**	34,645	—	—		34,645
Total	$174,213,901	$275,017	$18,584		$174,507,502
*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.
***	Refer to the Fund’s Portfolio of Investments for securities classified as Level 3.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely- traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

Nuveen Investments	127

Notes to Financial Statements (continued)

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Securities Lending

In order to generate additional income, each Fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks or other institutions. When loaning securities, each Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Each Fund also has the ability to recall the securities on loan at any time.

Each Fund’s policy is to receive, at the inception of a loan, cash collateral equal to at least 102% of the value of securities loaned, which is recognized as “Payable for collateral from securities lending program” on the Statement of Assets and Liabilities. Collateral for securities on loan is invested in a money market fund, which is recognized as “Investments purchased with collateral from securities lending, at value” on the Statement of Assets and Liabilities. The market value of the securities loaned is determined at the close of each business day in order to determine the adequacy of the collateral. If the value of the securities on loan increases such that the level of collateralization falls below 100%, additional collateral is received from the borrower on the next business day, which is recognized as “Due from broker” on the Statement of Assets and Liabilities.

Securities out on loan are subject to termination at any time at the option of the borrower or the Fund. Upon termination, the borrower is required to return to the Fund securities identical to the securities loaned. Generally, in the event the borrower defaults on its obligation to return the loaned securities, the Fund has the right to use the collateral to acquire identical securities. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a loss to the Fund. Under each Fund’s securities lending agreement, however, the securities lending agent has indemnified the Fund against losses resulting from borrower default, except to the extent that those losses result from a decrease in the value of the collateral due to its investment by the Fund. The Fund bears the risk of loss with respect to the investment of collateral.

The Fund’s custodian, U.S. Bank National Association, serves as its securities lending agent. Each Fund pays the custodian a fee based on its proportional share of the custodian’s expense of operating its securities lending program. Income earned from the securities lending program is paid to the Fund, net of any fees paid. Income from securities lending, net of fees paid, is recognized as “Securities lending income, net” on the Statement of Operations.

The following table presents the securities out on loan for the Funds, and the collateral delivered related to those securities, as of the end of the reporting period.

Fund	Asset Class out on Loan	Long-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Equity Index	Common Stocks	$176,089,018	$(176,089,018)	$—
Mid Cap Index	Common Stocks	179,056,613	(179,056,613)	—
Small Cap Index	Common Stocks	39,502,828	(39,502,828)	—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the securities out on loan. Refer to the Fund’s Portfolio of Investments for details on the securities out on loan.

Securities lending fees paid by each Fund during the current fiscal period were as follows:

	Equity Index	Mid Cap Index	Small Cap Index
Securities lending fees paid	$12,865	$74,260	$68,551

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Futures Contracts

Upon execution of a futures contract, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in futures contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.

128	Nuveen Investments

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, the Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the current fiscal period, each Fund continued to invest in index futures contracts to convert cash into the equivalent of its corresponding index holding in order to manage cash flow activity and minimize tracking error to the Fund’s benchmark index. These futures contracts are used as a means to efficiently gain exposure to a broad base of equity securities. The Funds’ holdings of futures, which were matched to the level of cash, were helpful in keeping the Funds fully invested, neither overexposed nor underexposed to equities, despite cash flows.

The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

	Equity Index	Mid Cap Index	Small Cap Index
Average notional amount of futures contracts outstanding*	$25,697,285	$35,777,900	$4,692,606
*	The average notional amount is calculated based on the absolute aggregate notional of contracts outstanding at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all futures contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Equity Index

Equity	Futures contracts	—	$—	Payable for variation margin on futures contracts*	$641,465
Mid Cap Index

Equity	Futures contracts	Receivable for variation margin on futures contracts*	$804,044	—	$—
Small Cap Index

Equity	Futures contracts	—	$—	Payable for variation margin on futures contracts*	$34,645
*	Value represents unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Portfolio of Investments and not the asset and/or liability derivative location as described in the table above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
Equity Index	Equity	Futures contracts	$(773,985)	$372,931
Mid Cap Index	Equity	Futures contracts	(2,125,431)	890,732
Small Cap Index	Equity	Futures contracts	(133,511)	(63,340)

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be

Nuveen Investments	129

Notes to Financial Statements (continued)

required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Year Ended 10/31/15		Year Ended 10/31/14
Equity Index	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,212,174	$34,121,252	1,307,037	$35,388,787
Class A – automatic conversion of Class B shares	—	—	55,084	1,538,960
Class B – exchanges	—	—	125	3,123
Class C	193,873	5,395,103	92,098	2,466,862
Class R3	1,908,120	53,887,095	1,026,703	28,097,173
Class I	1,887,351	53,296,331	1,965,076	53,421,719
Shares issued to shareholders due to reinvestment of distributions:
Class A	434,119	11,853,413	627,808	16,153,656
Class B	—	—	5,659	141,239
Class C	24,084	647,854	29,948	757,197
Class R3	188,810	5,152,266	210,416	5,575,149
Class I	931,976	25,451,740	1,395,678	35,917,622
	6,780,507	189,805,054	6,715,632	179,461,487
Shares redeemed:
Class A	(1,915,955)	(53,987,783)	(1,703,667)	(46,501,590)
Class B	—	—	(26,286)	(690,636)
Class B – automatic conversion to Class A shares	—	—	(56,225)	(1,538,960)
Class C	(77,013)	(2,121,030)	(57,675)	(1,551,116)
Class R3	(1,097,819)	(30,921,236)	(694,183)	(18,988,069)
Class I	(4,674,020)	(131,290,631)	(4,606,481)	(125,451,027)
	(7,764,807)	(218,320,680)	(7,144,517)	(194,721,398)
Net increase (decrease)	(984,300)	$(28,515,626)	(428,885)	$(15,259,911)

	Year Ended 10/31/15		Year Ended 10/31/14
Mid Cap Index	Shares	Amount	Shares	Amount
Shares sold:
Class A	3,139,586	$57,778,779	3,510,580	$62,371,495
Class C	406,773	7,204,779	248,580	4,274,540
Class R3	2,148,382	39,123,107	2,833,347	49,841,942
Class I	1,991,692	36,910,290	2,382,696	42,733,710
Shares issued to shareholders due to reinvestment of distributions:
Class A	648,368	11,355,683	479,770	8,140,858
Class C	40,092	669,243	24,377	395,884
Class R3	692,188	11,929,814	471,325	7,877,667
Class I	524,713	9,237,147	419,344	7,144,368
	9,591,794	174,208,842	10,370,019	182,780,464
Shares redeemed:
Class A	(3,456,224)	(63,497,156)	(3,259,127)	(58,375,215)
Class C	(118,923)	(2,097,267)	(147,324)	(2,507,924)
Class R3	(2,723,885)	(49,197,900)	(2,015,515)	(35,598,193)
Class I	(3,071,661)	(56,804,572)	(3,912,305)	(70,436,101)
	(9,370,693)	(171,596,895)	(9,334,271)	(166,917,433)
Net increase (decrease)	221,101	$2,611,947	1,035,748	$15,863,031

130	Nuveen Investments

	Year Ended 10/31/15		Year Ended 10/31/14
Small Cap Index	Shares	Amount	Shares	Amount
Shares sold:
Class A	996,304	$14,851,836	1,009,419	$15,016,701
Class C	82,412	1,146,424	51,078	723,706
Class R3	850,411	12,243,536	1,014,591	14,675,770
Class I	661,394	9,818,263	777,476	11,508,364
Shares issued to shareholders due to reinvestment of distributions:
Class A	179,793	2,527,081	171,196	2,468,225
Class C	9,884	130,829	8,480	115,665
Class R3	218,581	2,980,871	175,256	2,454,748
Class I	161,444	2,281,268	136,460	1,975,455
	3,160,223	45,980,108	3,343,956	48,938,634
Shares redeemed:
Class A	(934,579)	(13,847,561)	(1,171,987)	(17,420,852)
Class C	(25,630)	(356,749)	(36,931)	(520,340)
Class R3	(1,079,100)	(15,525,187)	(736,541)	(10,624,111)
Class I	(1,003,280)	(14,885,580)	(1,046,432)	(15,735,405)
	(3,042,589)	(44,615,077)	(2,991,891)	(44,300,708)
Net increase (decrease)	117,634	$1,365,031	352,065	$4,637,926

5. Investment Transactions

Long-term purchases and sales (excluding investments purchased with collateral from securities lending and derivative transactions) during the current fiscal period were as follows:

	Equity Index	Mid Cap Index	Small Cap Index
Purchases	$14,031,245	$78,244,461	$18,880,523
Sales	70,158,905	74,363,268	22,133,950

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of October 31, 2015, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

	Equity Index	Mid Cap Index	Small Cap Index
Cost of investments	$492,305,496	$678,715,213	$143,984,992
Gross unrealized:
Appreciation	$496,468,923	$190,165,594	$44,467,079
Depreciation	(21,107,426)	(34,548,950)	(13,979,214)
Net unrealized appreciation (depreciation) of investments	$475,361,497	$155,616,644	$30,487,865

Nuveen Investments	131

Notes to Financial Statements (continued)

Permanent differences, primarily due to distribution reallocations, federal taxes paid, foreign currency transactions, investments in passive foreign investment companies, real estate investment trust adjustments and tax equalization resulted in reclassifications among the Funds’ components of net assets as of October 31, 2015, the Funds’ tax year end, as follows:

	Equity Index	Mid Cap Index	Small Cap Index
Capital paid-in	$6,612,859	$5,220,441	$613,449
Undistributed (Over-distribution of) net investment income	80,385	180,085	55,685
Accumulated net realized gain (loss)	(6,693,244)	(5,400,526)	(669,134)

The tax components of undistributed net ordinary income and net long-term capital gains as of October 31, 2015, the Funds’ tax year end, were as follows:

	Equity Index	Mid Cap Index	Small Cap Index
Undistributed net ordinary income[1]	$2,757,697	$4,292,554	$967,357
Undistributed net long-term capital gains	43,400,773	40,680,583	4,996,967
[1]	Net ordinary income consists of net taxable income derived from dividends, interest and short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended October 31, 2015 and October 31, 2014, was designated for purposes of the dividends paid deduction as follows:

2015	Equity Index	Mid Cap Index	Small Cap Index
Distributions from net ordinary income[1]	$13,683,153	$9,058,762	$2,215,354
Distributions from net long-term capital gains	36,856,970	27,333,865	6,415,074

2014	Equity Index	Mid Cap Index	Small Cap Index
Distributions from net ordinary income[1]	$14,752,139	$8,392,245	$2,374,684
Distributions from net long-term capital gains	55,390,566	18,308,173	5,688,528
[1]	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

As of October 31, 2015, the Funds’ tax year end, the Funds did not have any unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any.

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Net Assets	Equity Index	Mid Cap Index	Small Cap Index
For the first $125 million	0.1000%	0.1500%	0.1500%
For the next $125 million	0.0875	0.1375	0.1375
For the next $250 million	0.0750	0.1250	0.1250
For the next $500 million	0.0625	0.1125	0.1125
For the next $1 billion	0.0500	0.1000	0.1000
For net assets over $2 billion	0.0250	0.0750	0.0750

132	Nuveen Investments

The annual complex-level fee, payable monthly, for each Fund is determined by taking the complex-level fee rate, which is based on the aggregate amount of “eligible assets” of all Nuveen funds as set forth in the schedule below, and making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund’s assets that are not “eligible assets.” The complex level fee schedule for each Fund is as follows:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of October 31, 2015, the complex-level fee for each Fund was as follows:

Fund	Complex-Level Fee
Equity Index	0.2000%
Mid Cap Index	0.1770
Small Cap Index	0.1814

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of each Fund so that total annual Fund operating expenses, (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the percentages of the average daily net assets of any class of Fund shares in the amounts and for the time period stated in the following table:

Fund	Expense Cap	Expense Cap Expiration Date
Equity Index	0.37%	September 30, 2016
Mid Cap Index	0.50%	September 30, 2016
Small Cap Index	0.58%	September 30, 2016

The Trust pays no compensation directly to those of its directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Class A Shares are offered at their NAV per share with no up-front sales charge. During the current fiscal period, Nuveen Securities, LLC (the “Distributor”), a wholly owned subsidiary of Nuveen, received 12b-1 service fees in Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Equity Index	Mid Cap Index	Small Cap Index
Commission advances (Unaudited)	$42,278	$56,636	$8,747

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

	Equity Index	Mid Cap Index	Small Cap Index
12b-1 fees retained (Unaudited)	$35,922	$43,705	$5,946

Nuveen Investments	133

Notes to Financial Statements (continued)

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period as follows:

	Equity Index	Mid Cap Index	Small Cap Index
CDSC retained (Unaudited)	$1,721	$2,256	$2,997

8. Borrowing Arrangements

The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), established a 364-day, $2.53 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include any of the Funds covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, including all of the Funds covered by this shareholder report, along with a number of Nuveen closed-end funds. The credit facility expires in July 2016 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, none of the Funds utilized this facility.

9. Subsequent Events

Change in Contingent Deferred Sales Charge (CDSC) Schedule

Effective November 1, 2015, shareholders purchasing $1 million or more of Class A Shares at NAV without an up-front sales charge will be assessed a CDSC of 1.00% on any shares redeemed within eighteen months of purchase, unless the redemption is eligible for a CDSC reduction or waiver as specified in the Funds’ statement of additional information.

134	Nuveen Investments

Additional

Fund Information

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Nuveen Asset Management, LLC 333 West Wacker Drive Chicago, IL 60606	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL 60606 Custodian U.S. Bank National Association Milwaukee, WI 53202	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800)257-8787

Distribution Information: The Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and their percentages as qualified dividend income (“QDI”) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

	Equity Index	Mid Cap Index	Small Cap Index
% QDI	100%	49%	34%
% DRD	100%	44%	30%

Long-Term Capital Gain Distributions: The Funds hereby designate as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount shown in the accompanying table or, if greater, the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended October 31, 2015:

	Equity Index	Mid Cap Index	Small Cap Index
Long-term capital gain dividends	$43,469,842	$32,554,318	$7,028,495

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Nuveen Investments	135

Glossary of Terms

Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested distributions and capital gains, if any) over the time period being considered.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper Mid-Cap Core Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Mid-Cap Core Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.

Lipper S&P 500® Index Objective Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper S&P 500® Index Objective Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.

Lipper Small-Cap Core Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Small-Cap Core Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.

MSCI EAFE Index: The MSCI (Morgan Stanley Capital International) EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Russell 1000® Index: An unmanaged index, considered representative of large-cap stocks. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Russell 2000® Index: An index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 3000® Index measures the performance of the 3,000 largest companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P MidCap 400® Index: An unmanaged, market value-weighted index of 400 mid-cap companies. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.

136	Nuveen Investments

Trustees

and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of trustees of the Funds. The number of directors of the Funds is currently set at eleven. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustee:
William J. Schneider 1944 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Chairman of Miller-Valentine Partners, a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; owner in several other Miller-Valentine entities; Board Member of Med-America Health System, and WDPR Public Radio Station; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	196
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	196
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since 2012) Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	196
David J. Kundert 1942 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.	196

Nuveen Investments	137

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
John K. Nelson 1962 333 West Wacker Drive Chicago, IL 60606	Trustee	2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	196
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	196
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006), C2 Options Exchange, Incorporated (since 2009) Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	196
Virginia L. Stringer 1944 333 W. Wacker Drive Chicago, IL 60606	Trustee	2011	Board Member, Mutual Fund Directors Forum; non-profit board member; former governance consultant; former Owner and President, Strategic Management Resources, Inc., a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	196
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	196

138	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Interested Trustee:
William Adams IV(2) 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Senior Executive Vice President, Global Structured Products (since 2010); Co-President of Nuveen Fund Advisors, LLC (since 2011); Executive Vice President of Nuveen Securities, LLC; President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago; formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010).	196
Thomas S. Schreier, Jr.(2) 1962 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Member of Board of Governors and Chairman’s Council of the Investment Company Institute; Director of Allina Health and a Member of its Finance, Audit and Investment Committees, formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).	196

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	197
Margo L. Cook 1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Senior Executive Vice President of Nuveen Investments, Inc.; Executive Vice President, Investment Services of Nuveen Fund Advisors, LLC (since 2011); Managing Director – Investment Services of Nuveen Commodities Asset Management, LLC (since 2011); Co-Chief Executive Officer (since 2015); previously, Executive Vice President (2013-2015) of Nuveen Securities, LLC; Chartered Financial Analyst.	197
Lorna C. Ferguson 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	197

Nuveen Investments	139

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	197
Sherri A. Hlavacek 1962 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2015	Executive Vice President (since May 2015, formerly, Managing Director) and Controller of Nuveen Fund Advisors, LLC; Managing Director and Controller of Nuveen Commodities Asset Management, LLC; Executive Vice President (since May 2015, formerly, Managing Director), Treasurer and Controller of Nuveen Asset Management, LLC; Executive Vice President, Principal Financial Officer (since July 2015, formerly, Managing Director), Treasurer and Corporate Controller of Nuveen Investments, Inc.; Executive Vice President (since May 2015, formerly, Managing Director), Treasurer and Corporate Controller of Nuveen Investments Advisers Inc. and Nuveen Investments Holdings, Inc.; Managing Director, Chief Financial Officer and Corporate Controller of Nuveen Securities, LLC; Vice President, Controller and Treasurer of NWQ Investment Management Company, LLC; Vice President and Controller of Santa Barbara Asset Management, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC; Certified Public Accountant.	197
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc.	197
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President of Nuveen Investments Holdings, Inc. and Nuveen Securities, LLC	197
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary, Nuveen Investments, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.	197
Kathleen L. Prudhomme 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	197
Joel T. Slager 1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	197

140	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Jeffery M. Wilson 1956 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Securities, LLC (since 2011); formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	108

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. Ms. Stringer will retire from the Board as of December 31, 2015. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	“Interested persons” of the Trust, as defined in the 1940 Act, by reason of their positions with Nuveen and certain of its subsidiaries.
(3)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

Nuveen Investments	141

Annual Investment Management Agreement

Approval Process (Unaudited)

The Board of Directors of each Fund (each, a “Board” and each Director, a “Board Member”), including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for overseeing the performance of the investment adviser and sub-adviser to the respective Fund and determining whether to continue such Fund’s advisory agreement (the “Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and the sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Investment Management Agreement, the “Advisory Agreements”) between the Adviser and Nuveen Asset Management, LLC (the “Sub-Adviser”). Following an initial term with respect to each Fund upon its commencement of operations, the Board is required to consider the continuation of the Advisory Agreements on an annual basis pursuant to the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”). Accordingly, at an in-person meeting held on May 11-13, 2015 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the existing Advisory Agreements for the Funds.

In preparation for its considerations at the May Meeting, the Board received in advance of the meeting extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Funds, including, among other things, the nature, extent and quality of services provided by the Adviser and Sub-Adviser (the Adviser and Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser”); Fund performance including performance assessments against peers and the appropriate benchmark(s); fee and expense information of the Funds compared to peers; a description and assessment of shareholder service levels for the Funds; a summary of the performance of certain service providers; a review of product initiatives and shareholder communications; and profitability information of the Fund Advisers as described in further detail below. As part of its annual review, the Board also held a separate meeting on April 14-15, 2015 to review the Funds’ investment performance and consider an analysis by the Adviser of the Sub-Adviser which generally evaluated the Sub-Adviser’s investment team, investment mandate, organizational structure and history, investment philosophy and process, and the performance of the Funds, and any significant changes to the foregoing. During the review, the Independent Board Members asked questions of and requested additional information from management.

The Board considered that the evaluation process with respect to the Fund Advisers is an ongoing process that encompassed the information and knowledge gained throughout the year. The Board, acting directly or through its committees, met regularly during the course of the year and received information and considered factors at each meeting that would be relevant to its annual consideration of the Advisory Agreements, including information relating to Fund performance; Fund expenses; investment team evaluations; and valuation, compliance, regulatory and risk matters. In addition to regular reports, the Adviser provided special reports to the Board to enhance the Board’s understanding on topics that impact some or all of the Nuveen funds and the Adviser (such as presentations on risk and stress testing; the new governance, risk and compliance system; cybersecurity developments; Nuveen fund accounting and reporting matters; regulatory developments impacting the investment company industry and the business plans or other matters impacting the Adviser). The Board also met with key investment personnel managing certain Nuveen fund portfolios during the year.

The Board had created several standing committees including the Open-End Funds Committee and the Closed-End Funds Committee to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of closed-end and open-end funds. These Committees met prior to each quarterly Board meeting, and the Adviser provided presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

The Board also continued its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Independent Board Members made site visits to multiple equity and fixed-income investment teams of the Sub-Adviser in June 2014.

The Board considered the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Advisory Agreements. The Independent Board Members also were assisted throughout the process by independent legal counsel. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. The Independent Board Members also received a memorandum from independent legal counsel outlining the legal standards for their consideration of the proposed continuation of the Advisory Agreements. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and Fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board took into account all factors it believed relevant with respect to each Fund, including, among other things: (a) the nature, extent and quality of the services provided by the Fund Advisers; (b) the investment performance of the Funds and Fund Advisers; (c) the advisory fees and costs of the services to be provided to the Funds and the profitability of the Fund Advisers; (d) the extent of any economies of scale; (e) any benefits derived by the Fund Advisers from the relationship with the Funds; and (f) other factors. Each Board Member may have accorded different weight to the various

142	Nuveen Investments

factors in reaching his or her conclusions with respect to the Advisory Agreements of each Fund. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to each respective Fund. The Board reviewed information regarding, among other things, each Fund Adviser’s organization and business, the types of services that each Fund Adviser or its affiliates provided to the Funds, the performance record of the Funds (as described in further detail below), and any initiatives that had been undertaken on behalf of the open-end product line. The Board recognized the high quality of services the Adviser had provided to the Funds over the years and the conscientiousness with which the Adviser provided these services. The Board also considered the improved capital structure of Nuveen Investments, Inc. (“Nuveen”) (the parent of the Adviser) following the acquisition of Nuveen by TIAA-CREF in 2014 (the “TIAA-CREF Transaction”).

With respect to the services, the Board noted the Funds were registered investment companies that operated in a regulated industry and considered the myriad of investment management, administrative, compliance, oversight and other services the Adviser provided to manage and operate the Funds. Such services included, among other things: (a) product management (such as analyzing ways to better position a Nuveen fund in the marketplace, setting dividends; maintaining relationships to gain access to distribution platforms; and providing shareholder communications); (b) fund administration (such as preparing tax returns and other tax compliance services, preparing regulatory filings and shareholder reports; managing fund budgets and expenses; overseeing a fund’s various service providers and supporting and analyzing new and existing funds); (c) Board administration (such as supporting the Board and its committees, in relevant part, by organizing and administering the Board and committee meetings and preparing the necessary reports to assist the Board in its duties); (d) compliance (such as monitoring adherence to a fund’s investment policies and procedures and applicable law; reviewing the compliance program periodically and developing new policies or updating existing compliance policies and procedures as considered necessary or appropriate; responding to regulatory requests; and overseeing compliance testing of the funds’ sub-advisers); (e) legal support (such as preparing or reviewing fund registration statements, proxy statements and other necessary materials; interpreting regulatory requirements and compliance thereof; and maintaining applicable registrations); and (f) investment services (such as overseeing and reviewing the funds’ sub-advisers and their investment teams; analyzing performance of the funds; overseeing investment and risk management; evaluating brokerage transactions and securities lending, overseeing the daily valuation process for portfolio securities and developing and recommending valuation policies and methodologies and changes thereto; reporting to the Board on various matters including performance, risk and valuation; and participating in fund development, leverage management, and the developing or interpreting of investment policies and parameters).

In its review, the Board considered information highlighting the various initiatives that the Adviser had implemented or continued during the last year to enhance its services to the Nuveen funds. The Board recognized that some of these initiatives are a result of a multi-year process. In reviewing the activities of 2014, the Board recognized the Adviser’s continued focus on fund rationalization for open-end funds through mergers, fund closures or repositioning the funds in seeking to enhance shareholder value, reduce costs, improve performance, eliminate fund overlap and better meet shareholder needs. The Board noted the Adviser’s investment in additional staffing to strengthen and improve its services to the Nuveen funds, including with respect to risk management and valuation. The Board recognized that expanding the depth and range of its risk oversight activities had been a major priority for the Adviser in recent years, and the Adviser continued to add to the risk management team, develop additional risk management programs and create committees or other teams designated to oversee or evaluate certain risks, such as liquidity risk, enterprise risk, investment risk and cybersecurity risk. The Adviser had also continued to add to the valuation team, launched its centralized securities valuation system which is intended to provide for uniform pricing and reporting across the complex as the system continues to develop, continued to refine its valuation analysis and updated related policies and procedures and evaluated and assessed pricing services. The Board considered the Adviser’s ongoing investment in information technology and operations and the various projects of the information technology team to support the continued growth and complexity of the Nuveen funds and increase efficiencies in their operations. The Board also recognized the Adviser’s strong commitment to compliance and reviewed information reflecting the compliance group’s ongoing activities to enhance its compliance system and refine its compliance procedures as well as the Chief Compliance Officer’s report regarding the compliance team, the initiatives the team had undertaken in 2014 and proposed for 2015, the compliance functions and reporting process, the record of compliance with the policies and procedures and its supervision activities of other service providers.

With respect to the open-end fund product line, the Adviser had also, among other things: developed new funds in seeking to enhance the product line; enhanced the reporting to the Board and its committees regarding payments to intermediaries; and continued to explore opportunities for potential funds.

As noted, the Adviser also oversees the Sub-Adviser who primarily provides the portfolio advisory services to the Funds. The Board recognized the skill and competency of the Adviser in monitoring and analyzing the performance of the Sub-Adviser and managing the sub-advisory relationship. In considering the Sub-Advisory Agreements and supplementing its prior knowledge, the Board considered a current report provided by the Adviser analyzing, among other things, the Sub-Adviser’s investment team and changes thereto, investment approach, organization and history, and assets under management, and the investment performance of each Fund.

Nuveen Investments	143

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the Funds under each respective Advisory Agreement were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

The Board, including the Independent Board Members, considered the performance history of each Fund over various time periods. The Board reviewed reports, including an analysis of the Funds’ performance and the investment team. The Board reviewed, among other things, each Fund’s investment performance both on an absolute basis and in comparison to peer funds (the “Performance Peer Group”) and to recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2014, as well as performance information reflecting the first quarter of 2015. In its review, the Board noted that it also reviewed Fund performance results at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data.

•	The performance data reflected a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

•	Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme had the ability to disproportionately affect long-term performance.

•	The investment experience of a particular shareholder in a fund would vary depending on when such shareholder invested in the fund, the class held (if multiple classes are offered in the fund) and the performance of the fund (or respective class) during that shareholder’s investment period.

•	Open-end funds offer multiple classes and the performance data provided for open-end funds was based on Class A shares. The performance of the other classes of a fund, however, should be substantially similar on a relative basis because all of the classes would be invested in the same portfolio of securities and differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class.

•	The Board recognized that the funds in the Performance Peer Group may differ somewhat from the Nuveen fund with which it is being compared and due to these differences, performance comparisons between certain of the Nuveen funds and their Performance Peer Groups may be inexact and the relevancy limited. The Board considered that management had classified the Performance Peer Group as low, medium and high in relevancy. The Board took the analysis of the relevancy of the Performance Peer Group into account when considering the comparative performance data. The Board also considered comparative performance of an applicable benchmark. While the Board was cognizant of the relative performance of a Fund’s peer set and/or benchmark(s), the Board evaluated Fund performance in light of the respective Fund’s investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the Fund with its peers and/or benchmarks result in differences in performance results.

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board is aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser manages the fund and knowing the fund’s fee structure.

In considering the performance data, the Independent Board Members noted the following with respect to the Funds:

For Nuveen Equity Index Fund (the “Equity Index Fund”), the Board noted that the Fund ranked in its Performance Peer Group in the fourth quartile in the one-, three- and five-year periods and underperformed its benchmark for each of such periods. The Board, however, recognized that differences with the peer set limited the usefulness of the peer comparative data. The Board also noted that, given the Fund’s investment mandate, tracking error was a more appropriate measure of the Fund’s performance and therefore considered the Fund’s close tracking error for the one- and three-year periods. The Board also recognized the Fund’s positive absolute performance for the one-, three- and five-year periods.

For Nuveen Mid Cap Index Fund (the “Mid Cap Index Fund”), the Board noted that, although the Fund underperformed its benchmark in the one-, three- and five-year periods, the Fund ranked in its Performance Peer Group in the second quartile in the one- and five-year periods and the third quartile in the three-year period.

For Nuveen Small Cap Index Fund (the “Small Cap Index Fund”), the Board noted that, although the Fund underperformed its benchmark in the one-, three- and five-year periods, the Fund ranked in its Performance Peer Group in the second quartile in the one- and three-year periods and the third quartile in the five-year period.

Based on their review, the Independent Board Members determined that each Fund’s investment performance had been satisfactory.

144	Nuveen Investments

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and other fees and expenses of each Fund (expressed as a percentage of average net assets) in absolute terms and in comparison to the fee and expense levels of a comparable universe of funds (the “Peer Universe”) and, with respect to open-end funds, to a more focused subset in the Peer Universe (the “Peer Group”), each selected by an independent third-party fund data provider. The Independent Board Members reviewed the methodology regarding the construction of the Peer Universe and Peer Group for each Fund. The Board reviewed, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the average and median fee and expense levels of the Peer Universe and/or Peer Group. The Board noted that the net total expense ratios paid by investors in the Funds were the most representative of an investor’s net experience. The Board Members also considered any fee waivers and/or expense reimbursement arrangements currently in effect for the Funds.

In reviewing the comparative fee and expense information, the Independent Board Members recognized that various factors such as the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; the timing of information used; and differences in services provided can impact the comparative data limiting the usefulness of the data to help make a conclusive assessment of the Funds’ fees and expenses.

In reviewing the fee schedule for a fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. In reviewing the reports, the Board noted that the majority of the Nuveen funds had a net expense ratio near or below their peer average.

The Independent Board Members recognized that the Mid Cap Index Fund had a net expense ratio that was higher than the peer average, but a net management fee that was below the peer average and the Equity Index Fund and the Small Cap Index Fund each had a net management fee that was below the peer average and a net expense ratio that was below or in line with the peer average.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board considered information regarding the fees a Fund Adviser assessed to the Nuveen funds compared to that of other clients as described in further detail below. With respect to non-municipal funds, such other clients of the Adviser and/or its affiliated sub-advisers may include: separately managed accounts (such as retail, institutional or wrap accounts), hedge funds, other investment companies that are not offered by Nuveen but are sub-advised by one of Nuveen’s affiliated sub-advisers, foreign investment companies offered by Nuveen, and collective investment trusts.

The Board recognized that each Fund had an affiliated sub-adviser and therefore the overall Fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the Sub-Adviser. In reviewing the nature of the services provided by the Adviser, including through its affiliated sub-advisers, the Board considered the range of advisory fee rates for retail and institutional managed accounts advised by Nuveen-affiliated sub-advisers. The Board also reviewed, among other things, the average fee the affiliated sub-advisers assessed such clients as well as the range of fee rates assessed to the different types of clients (such as retail, institutional and wrap accounts as well as non-Nuveen funds) applicable to such sub-advisers.

In reviewing the comparative information, the Board also reviewed information regarding the differences between the Funds and the other clients, including differences in services provided, investment policies, investor profiles, compliance and regulatory requirements and account sizes. The Board recognized the breadth of services necessary to operate a registered investment company (as described above) and that, in general terms, the Adviser provided the administrative and other support services to the Funds and, although the Sub-Adviser may provide some of these services, the Sub-Adviser essentially provided the portfolio management services. In general, the Board noted that higher fee levels reflected higher levels of service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. The Independent Board Members considered the differences in structure and operations of separately managed accounts and hedge funds from registered funds and noted that the range of day-to-day services was not generally of the breadth required for the registered funds. Many of the additional administrative services provided by the Adviser were not required for institutional clients or funds sub-advised by a Nuveen-affiliated sub-adviser that were offered by other fund groups. The Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believed such facts justify the different levels of fees.

Nuveen Investments	145

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed, among other things, the adjusted operating margins for Nuveen for the last two calendar years, the revenues, expenses, net income (pre-tax and after-tax) and net revenue margins (pre-tax and after-tax) of Nuveen’s managed fund advisory activities for the last two calendar years, the allocation methodology used by Nuveen in preparing the profitability data and a history of the adjustments to the methodology due to changes in the business over time. The Independent Board Members also reviewed the revenues, expenses, net income (pre-tax and after-tax) and revenue margin (pre-tax and post-tax) of the Adviser and, as described in further detail below, each affiliated sub-adviser for the 2014 calendar year. In reviewing the profitability data, the Independent Board Members noted the subjective nature of cost allocation methodologies used to determine profitability as other reasonable methods could also have been employed but yield different results. The Independent Board Members reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2014. The Independent Board Members recognized that Nuveen’s net revenue margin from advisory activities for 2014 was consistent with 2013. The Independent Board Members also considered the profitability of Nuveen in comparison to the adjusted operating margins of other investment advisers with publicly available data and with comparable assets under management (based on asset size and asset composition) to Nuveen. The Independent Board Members noted that Nuveen’s adjusted operating margins appeared to be reasonable in relation to such other advisers. The Independent Board Members, however, recognized the difficulty of making comparisons of profitability from fund investment advisory contracts as the information is not generally publicly available, the information for the investment advisers that was publicly available may not be representative of the industry and various other factors would impact the profitability data such as differences in services offered, business mix, expense methodology and allocations, capital structure and costs, complex size, and types of funds and other accounts managed.

The Independent Board Members noted this information supplemented the profitability information requested and received during the year and noted that two Independent Board Members served as point persons to review the profitability analysis and methodologies employed, and any changes thereto, and to keep the Board apprised of such changes during the year.

The Independent Board Members determined that Nuveen appeared to be sufficiently profitable to operate as a viable investment management firm and to honor its obligations as a sponsor of the Nuveen funds. The Independent Board Members noted the Adviser’s continued expenditures to upgrade its investment technology and increase personnel and recognized the Adviser’s continued commitment to its business to enhance the Adviser’s capacity and capabilities in providing the services necessary to meet the needs of the Nuveen funds as they grow or change over time. The Independent Board Members also noted that the sub-advisory fees for the Nuveen funds are paid by the Adviser, however, the Board recognized that many of the sub-advisers, including the Sub-Adviser, are affiliated with Nuveen. The Independent Board Members also noted the increased resources and support available to Nuveen as well as an improved capital structure as a result of the TIAA-CREF Transaction.

With respect to the Sub-Adviser, the Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2014. The Independent Board Members also reviewed profitability analysis reflecting the revenues, expenses and the revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ended December 31, 2014.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates received or were expected to receive that were directly attributable to the management of a Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds.

Based on their review, the Independent Board Members determined that the Adviser’s and the Sub-Adviser’s level of profitability was reasonable in light of the respective services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Independent Board Members recognized that, as the assets of a particular fund or the Nuveen complex in the aggregate increase over time, economies of scale may be realized, and the Independent Board Members considered the extent to which the funds benefit from such economies of scale. Although the Independent Board Members recognized that economies of scale are difficult to measure, the Board recognized that one method to help ensure the shareholders share in these benefits is to include breakpoints in the management fee schedule reducing fee rates as asset levels grow. The Independent Board Members noted that, subject to certain exceptions, the management fees of the funds in the Nuveen complex are generally comprised of a fund-level component and complex-level component. Each component of the management fee for each Fund included breakpoints to reduce management fee rates of the Fund as the Fund grows and, as described below, as the Nuveen complex grows. In addition to fund-specific breakpoint schedules which reduce the fee rates of a particular fund as its assets increase, the Independent Board Members recognized that the Adviser also passed on the benefits of economies of scale through the complex-wide fee arrangement which reduced management fee rates as assets in the fund complex reached certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflected the

146	Nuveen Investments

notion that some of Nuveen’s costs were attributable to services provided to all its funds in the complex, and therefore all funds benefit if these costs were spread over a larger asset base. The Independent Board Members reviewed the breakpoint and complex-wide schedules and the fee reductions achieved as a result of such structures for the 2014 calendar year.

The Independent Board Members also noted that additional economies of scale were shared with shareholders of the Funds through the adoption of temporary expense caps. The Independent Board Members further considered that as part of the TIAA-CREF Transaction, Nuveen agreed, for a period of two years from the date of the closing of the TIAA-CREF Transaction, not to increase contractual management fees for any Nuveen fund and, with respect to funds with expense caps, not to raise expense cap levels for such funds from levels in effect at that time or scheduled to go into effect prior to the closing of the TIAA-CREF Transaction. The commitment would not limit or otherwise affect mergers or liquidations of any funds in the ordinary course.

Based on their review, the Independent Board Members concluded that the current fee structure was acceptable and reflected economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

The Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Funds. In this regard, the Independent Board Members recognized that an affiliate of the Adviser served as the Funds’ principal underwriter and may receive compensation therefore from, among other things, sales charges, distribution fees and shareholder services fees (which included fees received pursuant to any 12b-1 plan). The Independent Board Members therefore took into account, among other things, the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. The Funds’ portfolio transactions are allocated by the Sub-Adviser. Accordingly, the Independent Board Members considered that the Sub-Adviser may benefit from research provided by broker-dealers executing portfolio transactions on behalf of the Funds. With respect to any fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Similarly, the Board recognized that any research received pursuant to soft dollar arrangements by the Sub-Adviser may also benefit the Funds and shareholders to the extent the research enhanced the ability of the Sub-Adviser to manage the Funds. The Independent Board Members noted that the Sub-Adviser’s profitability may be somewhat lower if it had to acquire any such research services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Nuveen Investments	147

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed more than $220 billion as of September 30, 2015.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MAN-FIDX-1015D        12546-INV-Y-12/16

Mutual Funds

Nuveen Equity Funds

Annual Report October 31, 2015

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class R3	Class R6	Class I

Nuveen Dividend Value Fund	FFEIX	FFECX	FEISX	FFEFX	FAQIX
Nuveen Mid Cap Value Fund	FASEX	FACSX	FMVSX	—	FSEIX
Nuveen Small Cap Value Fund	FSCAX	FSCVX	FSVSX	—	FSCCX

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Table

of Contents

Nuveen Investments	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

For better or for worse, the financial markets spent most of the past year waiting for the U.S. Federal Reserve (Fed) to end its accommodative monetary policy. The policy has propped up stock and bond markets since the Great Recession, but the question remains: how will markets behave without its influence? This uncertainty was a considerable source of volatility for stock and bond prices for much of 2015, despite the Fed carefully conveying its intention to raise rates slowly and only when the economy shows evidence of readiness.

As was widely expected, the long-awaited Fed rate hike materialized in mid-December. While the move was interpreted as a vote of confidence on the economy’s underlying strength, the Fed emphasized that future rate increases will be gradual and guided by its ongoing assessment of financial conditions. How efficiently the financial markets process the confluence of rising borrowing costs, softer commodity prices, stubbornly low U.S. inflation, and a strong U.S. dollar, against a backdrop of anemic global economic growth, remains to be seen.

Nevertheless, the global recovery continues to be led by the United States. Policy makers in Europe and Japan are deploying their available tools to try to bolster their economies’ fragile growth, while Chinese authorities have stepped up efforts to manage China’s slowdown. With sentiment regarding China growing increasingly bearish and the Fed now working toward normalizing its interest-rate policy, the actions of the world’s central banks remain under intense scrutiny.

In the meantime, asset prices could continue to churn as risks both known and unknown begin to emerge. In times like these, you can look to a professional investment manager with the experience and discipline to maintain the proper perspective on short-term events. And if the daily headlines do concern you, I encourage you to reach out to your financial advisor. Your financial advisor can help you evaluate your investment strategies in light of current events, your time horizon and risk tolerance.

On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

December 21, 2015

4	Nuveen Investments

Portfolio Managers’

Comments

Nuveen Dividend Value Fund

Nuveen Mid Cap Value Fund

Nuveen Small Cap Value Fund

These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Investments, Inc.

Effective October 5, 2015, David Chalupnik, CFA, was named as a portfolio manager of the Nuveen Dividend Value Fund. David is the Head of Equities for NAM and has 31 years of financial industry experience. Cori Johnson, CFA, and Derek Sadowsky, CFA, also continue to serve as portfolio managers for the Fund. Cori assumed portfolio management responsibilities in 1996 while Derek became a co-manager on the management team in 2012.

Karen Bowie, CFA, will now solely lead the Nuveen Mid Cap Value Fund. David Chalupnik will no longer be a portfolio manager for this Fund. Karen assumed portfolio management responsibilities for the Nuveen Mid Cap Value Fund in 2012.

Karen Bowie is also the portfolio manager for the Nuveen Small Cap Value Fund. She assumed portfolio management responsibilities for the Fund in 2006.

On the following pages, the portfolio management teams for the Funds discuss economic and financial market conditions, key investment strategies and the Funds’ performance for the twelve-month reporting period ended October 31, 2015.

What factors affected the U.S. economy and the financial markets during the twelve-month reporting period ended October 31, 2015?

During this reporting period, the U.S. economy continued to expand at a moderate pace. The Federal Reserve (Fed) maintained efforts to bolster growth and promote progress toward its mandates of maximum employment and price stability by holding the benchmark fed funds rate at the record low level of zero to 0.25% that it established in December 2008, a level that remained in place until December 2015 when the Fed increased its benchmark rate to a range of 0.25% to 0.50% (subsequent to the close of this reporting period). At its October 2014 meeting, the Fed announced that it would end its bond-buying stimulus program as of November 1, 2014, after tapering its monthly asset purchases of mortgage-backed and longer-term Treasury securities from the original $85 billion per month to $15 billion per month over the course of seven consecutive meetings (December 2013 through September 2014). In making the announcement, the Fed cited substantial improvement in the labor market as well as sufficient underlying strength in the broader economy to support ongoing progress toward maximum employment in a context of price stability. The Fed also reiterated that it would continue to look at a wide range of factors, including labor market conditions, indicators of inflationary pressures and readings on financial developments, in determining future actions. Additionally, the Fed stated that it would likely maintain the current target range for the fed funds rate for a considerable time, especially if projected inflation continued to run below the Fed’s 2% longer run goal. However, if economic data shows faster progress, the Fed indicated that it could raise the fed funds rate sooner than expected.

The Fed changed its language slightly in December 2014, indicating it would be “patient” in normalizing monetary policy. This shift helped ease investors’ worries that the Fed might raise rates too soon. However, as employment data released early in 2015 continued to look strong, anticipation began building that the Fed could raise its main policy rate as soon as June. As widely expected, after its March meeting, the Fed eliminated “patient” from its statement, but also highlighted the policymakers’ less optimistic view of the economy’s overall health as well as downgraded their inflation projections. The Fed’s April meeting seemed to further signal

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

that a June rate hike was off the table. While the Fed attributed the first quarter’s economic weakness to temporary factors, the meeting minutes from April revealed that many Committee members believed the economic data available in June would be insufficient to meet the Fed’s criteria for initiating a rate increase. The June meeting bore out that presumption and the Fed decided to keep the target rate near zero. But the Committee also continued to telegraph the likelihood of at least one rate increase in 2015, which many analysts forecasted for September.

During the September 2015 meeting, the Fed decided to keep the federal funds rate near zero despite broad speculation that it would increase rates. The Committee said it will keep the rate near zero until the economy has seen further improvement toward reaching the Fed’s goals of maximum employment and inflation approaching 2%. This assessment will take into account a wide range of information, including measures of labor market conditions, indicators of inflation pressures and inflation expectations, and readings on financial and international developments. At the Fed’s October 2015 meeting, the Committee again held steady, while opening the door for a potential December rate hike. (The Fed did raise rates at its December meeting, subsequent to the close of this reporting period).

The U.S. economy proved to be fairly resilient compared to other economies around the globe, boosted by an improving job market, declining gas prices and low mortgage rates. According to the government’s gross domestic product (GDP) “second” estimate, the U.S. economy increased at a 2.1% annualized rate in the third quarter of 2015, compared with increases of 3.9% in the second quarter, 0.6% in the first quarter of 2015 and 2.2% in the fourth quarter 2014. The deceleration in real GDP in the third quarter primarily reflected a downturn in private inventory investment and decelerations in exports, in nonresidential fixed investment, in state and local government spending and in residential fixed investment that were partly offset by a deceleration in imports. The Consumer Price Index (CPI) increased 0.2% essentially unchanged year-over-year as of October 2015. The core CPI (which excludes food and energy) increased 0.2% during the same period, below the Fed’s unofficial longer term inflation objective of 2.0%. As of October 2015, the U.S. unemployment rate was 5.0%, a figure that is also considered “full employment” by some Fed officials. The housing market continued to post consistent gains as of its most recent reading for September 2015. The average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rose 5.5% for the twelve months ended September 2015 (most recent data available at the time this report was prepared).

Meanwhile, a number of issues weighed on economies across the globe including geopolitical turmoil, weak growth overseas and sharply falling oil prices, which were caused by the faltering global economy and OPEC’s refusal to give up market share. Falling oil prices propelled significant appreciation in the U.S. dollar, which hit a multi-year high versus a basket of other major currencies, supported by the confident Fed and weaker data coming out of Europe, Japan and China. In an effort to improve their economic growth, countries across the globe maintained extraordinarily accommodative monetary policies. The European Central Bank (ECB) launched a massive quantitative easing program via a government bond-buying program that pumped more than 1 trillion euros into the weak eurozone economy, while other central banks around the world enacted more than 30 policy easing actions during the first few months of 2015.

Political drama also dominated the news partway through the reporting period, including the escalating tensions over Greece’s debt issues and aggressive policy intervention by the Chinese government to deflate the country’s stock market bubble. In late June, Greece took front and center in world market headlines with defaults on its payments to the International Monetary Fund and threats of a potential exit from the European Monetary Union (EMU). However, by mid-July, Greece had agreed to austerity measures in return for more bailout funds. Meanwhile, after skyrocketing for nearly a year, China’s stock market suddenly shifted gears in June and embarked on a massive sell-off that quickly spilled over to the rest of the world. Investors pulled money out of Chinese stocks despite efforts by China’s government to stem the tide, including further rate cuts, a 1 trillion yuan bond for infrastructure build-out, new regulations surrounding equity purchases and redemptions and the unexpected devaluation of the yuan currency in mid-August. A number of factors helped fuel the sell-off, including weak Chinese economic data and falling commodity prices. By August 2015, oil prices had fallen to their lowest levels of the reporting period with prices for West Texas Intermediate (WTI) crude dipping below the $40/barrel level for a short time. Following the drop, the price of WTI crude reversed course and ended the reporting period around $47/barrel.

With this backdrop, global volatility spiked across all asset classes during the reporting period. Oil and gas shares, other energy-related stocks and petrocurrencies were hit hard around the world due to dramatically falling commodity prices. In overseas stock markets, news of widespread monetary policy moves across the globe gave equities a boost through May however, in the summer

6	Nuveen Investments

months renewed fears over China and uncertainty about the Fed’s next move hit markets, spurring a massive global sell-off in August. Overall for the reporting period, international equity markets were collectively much weaker than the U.S. market and ended with flat to negative returns. For example, the MSCI EAFE Index returned -0.07% for the twelve-month reporting period. Emerging market stocks experienced even greater headwinds from the strong U.S. dollar, weak Chinese data, the commodity sell-off and Fed uncertainty, significantly underperforming developed market peers. As measured by the MSCI Emerging Markets Index, this segment ended the period with a -14.53% return.

In the U.S., equities experienced a correction in August 2015 in connection with the above-mentioned factors and dipped again in late September, before rising back to mid-2015 levels in the final month of the reporting period. The S&P 500® Index ended up posting a return of 5.20% for the twelve-month reporting period. However, the positive overall index results masked the more than 40% spread between the return of the best performing sector, consumer discretionary and the worst performing sector, energy, which fell by more than 19%. Larger, more established companies outperformed riskier, smaller-cap stocks, which continued to be hampered by heightened risk aversion and the pending Fed rate tightening, which will remove liquidity from the market. The small-cap segment produced a 0.34% return as measured by the Russell 2000® Index versus a 4.86% return for the larger-cap Russell 1000® Index. Across the capitalization spectrum, growth stocks outperformed value stocks, particularly in the larger-cap area.

Nuveen Dividend Value Fund

How did the Fund perform during the twelve-month reporting period ended October 31, 2015?

The tables in the Fund Performance and Expense Ratios section of this report provide total returns for the Fund for the one-year, five-year and ten-year periods ended October 31, 2015. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV) only. The Fund’s Class A Shares at NAV underperformed the Russell 1000® Value Index and the Lipper Equity Income Funds Classification Average during the twelve-month reporting period.

What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance?

During the reporting period, we continued to implement the Fund’s disciplined investment strategy. We seek to achieve consistent, long-term outperformance with lower volatility by building and managing a portfolio diversified between sustainable and opportunistic holdings with a focus on what we believe are attractively valued companies with above average current income or dividend growth. We use an integrated, multi-perspective research and analysis approach that involves a team of portfolio managers, fundamental research analysts and quantitative analysts. The Fund’s holdings exhibit attractive valuations and identifiable catalysts that we believe will drive future stock appreciation. The Fund is also actively managed in an effort to minimize distributed capital gains and maximize after-tax returns using a typical investment horizon of at least two to three years. We adhere to portfolio guidelines to manage volatility and maintain diversification, generally selling a security if it no longer is expected to meet our dividend growth or price appreciation expectations or if we find a better alternative in the marketplace.

The Fund underperformed the Russell 1000® Value Index and Lipper peer group during a period where volatility spiked in the equity market because of concerns over an economic slowdown in China and the emerging markets, which helped drive a significant drop in oil and other commodities prices. In the United States, however, the economy appeared to be on firmer footing due to steady gains in housing activity, consumer spending and employment. The Fund’s performance shortfall was primarily the result of stock selection in the information technology, energy, financial and telecommunications services sectors, which was only partially offset by strong security selection in the consumer discretionary, consumer staples, materials and utilities sectors. Performance was also aided by an overweight position in consumer discretionary, one of the strongest performing sectors in the benchmark during the reporting period. The sector was boosted by significantly lower energy prices as well as continued improvements in employment and wages.

The most significant detractor to the Fund’s relative performance was stock selection in the information technology sector. Shares of hardware and services firm Hewlett-Packard Company were under pressure for the majority of the reporting period. The stock traded down as the company experienced greater-than-expected headwinds from the strong dollar, while investors anticipated that slowing personal computer sales would continue to further pressure earnings. Hewlett-Packard’s CEO also detailed the anticipated costs for a massive restructuring to separate the firm’s printing and personal computer divisions from its hardware and services areas. The split into two companies took place on November 1st, after the reporting period ended.

Nuveen Investments	7

Portfolio Managers’ Comments (continued)

Several holdings detracted in the energy sector where the steep decline in oil prices, driven by global supply growth that outpaced demand, pressured the Fund’s holdings during the reporting period. For example, shares of exploration and production company Anadarko Petroleum Corporation traded lower, particularly throughout the summer and fall months after the company reported significant declines in year-over-year earnings and revenue in its second-quarter results. The stock was further pressured by a Supreme Court decision to uphold a lower court ruling determining that both Anadarko Petroleum and BP plc are responsible for civil damages under the federal Clean Water Act related to the 2010 oil spill in the Gulf of Mexico. However, we continued to like and own this company because of its very attractive acreage and strong cash position, which should allow it to weather any sustained downturn in oil prices. Another significant laggard for the Fund was independent oil and natural gas company Linn Energy, LLC. Given its high dividend yield and declining production assets, Linn Energy was under additional pressure from falling oil prices, which more than offset the benefits of the company’s strong cash position and hedged oil positions. We decided to sell Linn Energy based on our opinion that the company would have trouble continuing to pay its dividend.

In the financial sector, the Fund’s average 5% underweight detracted from performance since the sector outperformed the overall benchmark return. Also, our underweight position in real estate investment trusts (REITs) detracted during a period where long-term bond yields generally declined. REITs typically move counter to interest rates because they tend to be more defensive and rely on debt to fund their businesses. However, we maintained the Fund’s REIT underweight because we believe the Fed is getting close to an increase in the federal funds rate, especially if we see signs of improvement in international markets and continued job growth in the United States. Additionally, the generally lower interest rates led to modest underperformance from bank and insurance names we held in the Fund such as Prudential Financial Inc. and Fifth Third Bancorp.

Performance was also negatively impacted by telecommunications provider CenturyLink Inc., which reported quarterly earnings that came in at the low end of the company’s guidance early in the Fund’s fiscal year. Investors were also disappointed that management did not offer more ways to realize value at its investor day in June. CenturyLink’s shares remained under pressure due to intensifying competition and deteriorating revenues from legacy voice services because users are switching over to wireless. Therefore, we decided to sell this position during the period.

Security selection within the two consumer sectors was the most significant positive contributor to the Fund’s relative performance. In the consumer discretionary sector, the Fund experienced strength from positions in theme park operator Six Flags Entertainment Corporation, toy and game maker Hasbro Inc. and cruise line operator Carnival Corporation. Six Flags performed well early in 2015 after the company reported guidance that was better than expected. Revenues increased year-over-year while international fees continued to see growth as the company expanded into markets like Dubai and China. Although Six Flags subsequently gave a weaker-than-expected second-quarter report, it shares continued to outperform, likely because investors anticipated that low gas prices and improving U.S. employment would drive increased park revenue and earnings going forward. Some of the weakness in the second quarter was due to weather-related conditions, which we believed would normalize going forward, while the company’s above-market dividend yield should add downside support. Hasbro’s shares advanced after the company delivered solid earnings and continued to see strong tailwinds for its business lines. In addition, Hasbro has entered into a partnership with Disney to develop and sell Playmation, which uses smart technology for interactive games. Playmation will be able to leverage Disney’s strong movie platform with its own manufacturing and distribution platform. Meanwhile, Carnival, the largest cruise line operator in the world, saw its stock surge during the reporting period as several catalysts came to fruition. First, the entire cruise line industry is a huge beneficiary of the materially lower fuel prices. Second, Carnival is seeing an improving supply-and-demand outlook in the Caribbean, where it controls about 50% of the market. The Caribbean market had previously been in a state of overcapacity for years. Third, the company is seeing improved traffic in Europe and has recently announced the transfer of two of its U.S.-based ships to China in an effort to expand into that growing market.

In the consumer staples sector, the Fund’s primary standout was tobacco and cigarette company Altria Group Inc., which was rewarded for its less cyclical business mix in an environment where investors were becoming more concerned with the global growth climate. In addition, Altria shares benefited from the expectation that Anheuser-Busch InBev, the largest brewing company in the world, would make a bid for Britain-based rival SABMiller. (Altria holds a nearly 27% stake in SABMiller.) In the final days of the reporting period, Altria’s shares surged after SABMiller accepted an offer worth more than $100 billion. If approved by regulators, the merger will be one of the largest in corporate history.

8	Nuveen Investments

In the materials sector, our position in chemical producer LyondellBasell Industries NV boosted the Fund’s results. The company benefited from improving fundamentals in the petrochemical business where inventory levels remained low and price increases were announced and took hold, which should lead to higher margins and significant free cash flow generation. We continue to like this position because we believe demand will improve further, while new supply is still two years away from coming online.

Nuveen Mid Cap Value Fund

How did the Fund perform during the twelve-month reporting period ended October 31, 2015?

The tables in the Fund Performance and Expense Ratios section of this report provide total returns for the Fund for the one-year, five-year and ten-year periods ended October 31, 2015. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV). The Fund’s Class A Shares at NAV outperformed the Russell Midcap® Value Index and performed in line with the Lipper Mid-Cap Value Funds Classification Average during the twelve-month reporting period.

What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance?

The Fund seeks to provide long-term capital appreciation by investing primarily in the common stocks of companies with market capitalizations at the time of purchase between approximately $2.4 billion and $28.7 billion. During the reporting period, we continued to implement the Fund’s investment process of selecting mid-cap companies that we believed were undervalued relative to other companies in the same industry or market. These companies demonstrated or are expected to demonstrate improving fundamentals and have an identifiable catalyst that could close the gap between market value and our perception of fair value. We look for companies that generate strong free cash flow, which allows them to pay down debt, increase dividends, repurchase shares or engage in merger and acquisition (M&A) activities. At the same time, we identify a short- or long-term catalyst we can track and monitor over time that could potentially propel each stock to realize its value. Generally, we sell a holding if the stock price reaches its target, the company’s fundamentals or competitive position significantly deteriorate or if a better alternative exists in the marketplace.

The Fund’s return outperformed the Russell benchmark and matched the Lipper average during a period of heighted volatility for mid-cap equities, especially in the second half of the reporting period, driven by concerns over growth in China and the emerging markets. The Fund benefited from strong security selection in the consumer discretionary, energy and information technology sectors, while overweight positions in consumer discretionary and health care were also helpful. Stock selection detracted in the industrials, materials and financial sectors.

In the consumer discretionary sector, cruise line operator Royal Caribbean Cruises Ltd. posted solid quarterly numbers, while also benefiting from management’s comments regarding future booking trends and other initiatives. Royal Caribbean also has several potential catalysts in play including the benefits of materially lower fuel prices, new ships being introduced in China, potential Cuban itineraries and a generally improving supply-and-demand outlook in the Caribbean, which has been in a state of overcapacity for years. Also, the Fund’s position in athletic footwear retailer Foot Locker Inc. performed well as the company exhibited strong execution across categories, banners, channels and geographies. Better-than-anticipated comparable store sales led to significant expense leverage. Foot Locker has demonstrated a pattern of positive earnings-per-share growth for the past two years.

In the energy sector, the Fund outperformed due to solid stock selection in a sector that was down more than 37% in the Russell Midcap® Value Index. For example, we owned Cameron International Corporation, which was able to outperform other North American-centric, rig-levered companies. With the company’s backlog tied to midstream, refining and offshore rigs, Cameron has been better insulated from the margin and revenue degradation experienced by many onshore, oil services-based companies. Likewise, exploration and production company Newfield Exploration Company was able to outperform its peers. The company successfully cut production costs, while its well-hedged oil positions protected it on the downside. Newfield is also seeing positive well results from the attractive acreage it continues to develop in Texas, which should lead to increases in both production guidance and the value of the assets heading into 2016.

The information technology sector was home to several of the Fund’s top contributors during the reporting period, including two leading developers and distributors of video games, Electronic Arts Inc. and Activision Blizzard Inc. Both companies continue to

Nuveen Investments	9

Portfolio Managers’ Comments (continued)

benefit from a new generation of gaming consoles and the increasing shift toward the digital delivery of games over the internet, which is meaningfully raising their gross margins and free cash flow. Electronic Arts’ management team has done an exceptional job of expanding the reach and profit margin of popular games such as Madden NFL and FIFA, while Activision Blizzard is devoting considerable resources to developing new games that are well received. Both companies have produced stronger-than-expected earnings for several quarters in a row and raised full-year guidance. We believe the outlook for Electronic Arts and Activision Blizzard remains favorable, both in the short term due to their current line-ups, the console cycle and the holiday season, and long term based on the other above-mentioned trends.

Fund performance within the health care sector generated modestly positive results due to the Fund’s overweight position in the sector and individual stock selection. We saw strength from a position in global health benefits and insurance company Cigna Corporation, which provides a broad array of medical, dental, disability and life insurance. Cigna’s shares rose as the company benefited from the continuation of disciplined cost controls, revenues that grew faster than investors expected and upbeat guidance from company management for calendar year 2015. Then in June, Cigna’s stock surged after buyout rumors circulated and an eventual offer was announced from Anthem Inc., which will leave only three major players in the insurance industry if the deal passes regulatory approval. Although Cigna originally rejected the offer, the two parties have continued negotiations and the probability of a deal occurring has increased. Hologic Inc., the developer and supplier of digital imaging technology for general radiography and mammography applications, also performed well during the period. With new management firmly in place, Hologic continued to post solid quarterly results. This included a fiscal first-quarter pre-announcement that helped propel the stock price, followed by increased fiscal year guidance given its strong start. Offsetting some of the above-mentioned strength, an off-benchmark position in health care services company Tenet Healthcare Corporation was a drag on the Fund’s performance. We sold Tenet Healthcare during the reporting period because of the overhang that continued to linger from the Supreme Court hearing on the King v. Burwell case, which challenges the use of subsidies for enrollees in federal exchanges.

In terms of other detractors, the Fund’s position in industrial firm Joy Global Inc., which manufactures and services mining equipment used for the extraction of coal and other mineral and ores, underperformed. The environment has not been conducive to Joy Global as noted by the continued decline in bookings combined with currency-related headwinds and lack of end market demand. Although management eventually updated its guidance targets, we decided to exit this name because commodity prices stayed under pressure throughout the reporting period. In the materials sector, United States Steel Corporation was the most significant detractor in terms of the Fund’s relative performance due to its exposure to slumping oil prices. The company is one of the largest U.S.-based integrated steel mill manufacturers, which produces flat sheet carbon steel and tubular products in the United States, Canada and Europe. Oil country tubular good (OCTG) volumes are highly exposed to drops in exploration and production spending and represent a significant portion of U.S. Steel’s tubular segment shipments. With this headwind for the company, we sold the Fund’s position in U.S. Steel during the reporting period.

Results were also negative in the financial sector because the strength of one of our holdings was more than offset by weakness in several others. The Fund benefited from a position in West Coast regional bank Western Alliance Bancorporation, which posted good quarterly results marked by strong profitability, solid loan and deposit growth, and improving credit quality. Western Alliance is also in the process of an attractive synergistic merger that will lift its commercial lending pipeline in the attractive technology and health care verticals. On the other hand, a position in SLM Corp. (Sallie Mae), which engages in the origination, servicing and administration of educational loans, lagged significantly. While second-quarter results were generally in line, investors’ concerns over widening student loan securitization spreads came into play. However, this widening was driven by rating actions of Federal Family Education Loan Program loans and shouldn’t have a direct impact on private student loan performance. As such, we continue to hold a positon in SLM. Also, Host Hotels & Resorts Inc., a real estate investment trust (REIT), was a laggard during the reporting period. Hotel REITs’ metrics have continued to deteriorate, particularly revenue per available room (RevPAR), which is a performance metric used in the hotel industry. Host Hotels & Resorts’ management ultimately reduced its outlook, which put additional strain on the share price and caused us to sell the stock. In addition, the Fund’s position in investment management firm Invesco Ltd. underperformed on a relative basis as a result of the August global market sell-off, mixed product performance, fund flows and the strong dollar throughout the reporting period, which diminished assets under management. That being said, fund flows have turned positive in October and we continue to hold Invesco. We believe the company can continue to grow with its broad product set and global footprint, as well as potentially accelerate its share buybacks.

10	Nuveen Investments

Despite the energy sector’s overall strength, it was also home to two of the Fund’s more significant detractors. Coal mining company Peabody Energy Corporation saw its shares suffer, particularly in March as the price of coal declined, causing investors and sell-side analysts to reduce forward earnings estimates despite management’s good efforts to contain and reduce operating costs. We have since sold the Fund’s position in Peabody Energy. We also experienced underperformance from a position in Nabors Industries Ltd., a leading provider of offshore platform workover and drilling rigs in U.S. and international markets. The company also manufacturers top drives for a broad range of applications and instrumentation related to drilling and data collection. Similar to Peabody, Nabors Industries fell victim to the broader downdraft in the energy sector from prolonged weakness in commodity prices, due to anticipation of a moderately lower growth in demand for domestic and international rigs. We ended up selling Nabors Industries, but eventually re-established a modest-sized position, given its quality management team and strong balance sheet. We also believe the company will be opportunistic acquirers and increase its broad product portfolio.

Nuveen Small Cap Value Fund

How did the Fund perform during the twelve-month reporting period ended October 31, 2015?

The tables in the Fund Performance and Expense Ratios section of this report provide total returns for the Fund for the one-year, five-year and ten-year periods ended October 31, 2015. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV). The Fund’s Class A Shares at NAV outperformed both the Russell 2000® Value Index and the Lipper Small-Cap Value Funds Classification Average during the twelve-month reporting period.

What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance?

The Fund seeks to provide long-term capital appreciation by investing primarily in the common stocks of companies with market capitalizations of $176.7 million to $4.3 billion at the time of purchase. During the reporting period, we continued to focus on building a well-diversified portfolio of small-cap stocks from companies with strengthening balance sheets and free cash flow characteristics. We also continued to target companies with sound business models and strong competitive advantages that we believe can gain market share opportunistically in the current environment. We remained committed to our approach of investing in quality companies that are trading at a discount to both intrinsic and relative value metrics.

In the midst of volatile conditions for small-cap stocks and the broader markets, particularly in the final three months of the reporting period, the Fund was able to significantly outperform both its Russell benchmark and Lipper peer. Our bottom-up investment process was the primary driver of results, with the Fund benefiting from superior stock selection, particularly in the financial, energy and consumer discretionary sectors. A modest underweight position in the energy sector, which was down 46% in the index, was also helpful. The Fund outperformed in nine of the ten Russell benchmark sectors.

In the financial sector, strength was broad based as a result of industry weightings and individual security selection. Regarding industry weights, the Fund benefited from an overweight position in commercial banks and an underweight in real estate investment trusts (REITs). These weights were in place due to our outlook for an improving domestic economy and the potential for an increase in the federal funds rate by the Fed. In terms of individual holdings, a position in West Coast regional bank Western Alliance Bancorporation benefited the Fund. The company posted good quarterly results marked by strong profitability, solid loan and deposit growth, and improving credit quality. Western Alliance is also in the process of an attractive synergistic merger that will lift its commercial lending pipeline in the attractive technology and health care verticals. Also, regional bank Customers Bancorp Inc., which is focused in the Pennsylvania, New York and New Jersey markets, was one of the Fund’s top performers in financials. The bank produced strong earnings growth due to stronger-than-expected net interest margins and an improved outlook for lending and mobile banking opportunities. The Fund also benefited from a position in CubeSmart, a self-storage REIT with more than 425 properties throughout the United States. The firm continues to improve its client database and financial profile via higher net operating income growth and occupancy traction. Finally, a position in Associated Estates Realty Corporation, a multifamily property REIT, boosted the Fund’s results after the company was acquired by Brookfield Asset Management at a substantial premium in an all-cash deal.

The Fund’s energy sector exposure significantly outpaced the benchmark even with the substantial volatility in the underlying commodity. Exploration and production focused Callon Petroleum Company was our top performing stock in the energy sector

Nuveen Investments	11

Portfolio Managers’ Comments (continued)

during this reporting period and one of the few stocks in the sector to turn in strongly positive returns. With operations located primarily in the sweet spot of the Permian Basin, the company guided toward double-digit production and cash flow growth, while cutting discretionary capital spending by a much greater amount. During the reporting period, Callon Petroleum was able to shore up its balance sheet capacity with a successful secondary equity offering, allowing for potential reserve additions and cash flow growth in 2016 and beyond. We added to the Fund’s position during the company’s secondary offering.

As concerns surrounding global growth intensified, two of our more domestically-leveraged names in the consumer discretionary space were positive contributors. Shares of pizza chain operator and franchisor Papa Murphy’s Holdings Inc. rose significantly after the company produced strong comparable store sales results across the franchise. Although Papa Murphy’s expects results to continue to improve based on increased store openings and an online ordering rollout, we sold our position after shares hit our price target. Shares of home décor and accessories retailer Kirkland’s Inc. also advanced strongly during the reporting period. The company continued to improve margins through its e-commerce build-out and store floorplan enhancements. We remain holders of Kirkland’s given its attractive valuation, strong balance sheet and management’s continued execution of its operating margin expansion plan.

In the industrials sector, shares of executive search company Korn/Ferry International surged back in 2015 after coming under significant pressure toward the end of 2014 due to concerns about the company’s European exposure and foreign currency headwinds. After the stock traded down, we added to the Fund’s Korn/Ferry exposure because we believed the market’s reaction was overblown. Subsequently, the stock rose throughout the remainder of the reporting period, driven by the company’s favorable quarterly results. Although we continue to be constructive on business fundamentals for Korn/Ferry, we trimmed this position based on valuation. Also, a position in Quality Distribution Inc., an “asset-light” bulk liquids trucking company was a standout for the Fund. We bought this stock in February 2015 at a significant discount when we believed the market was overly punishing the company for some small energy exposure, while its core business was doing well and showed potential for acceleration. We believed there was upside to both earnings estimates and multiple expansion with operational execution. In early May, Quality Distribution announced a definitive agreement to be acquired by Apax Partners for a significant premium.

The Fund also had standouts in several other sectors. In the health care sector, it benefited from a position in AMN Healthcare Services Inc., a service company that does temporary staffing primarily for hospitals. The company posted its fourth quarter in a row of an earnings beat and raise, while business fundamentals continued to be very strong. Also, behavioral health services company Civitas Solutions Inc., which came public in 2014, was an outperformer for the Fund. In the second quarter of 2015, the company reported a slight beat in terms of both topline and earnings. Civitas Solutions has shown solid execution with a tuck-in acquisition coming in better than expected. In addition, the company exited some businesses that had less attractive margins, which led to margin improvement. The stock would have performed even better had it not been for an overnight secondary offering that caused a sell-off at the end of September. In the materials sector, our position in diversified U.S. building materials and products supplier Headwaters Inc. outperformed because the company continued to deliver solid organic top-line results and margin expansion. Headwaters’ big growth driver is demand for its fly ash product, a by-product from burning coal that can be used instead of cement for construction projects. With the shortage in the supply of cement along with dramatic price increases, fly ash is increasingly being used as a substitute. Headwaters also benefited from refinancing its debt and significantly bringing down interest expenses. We continue to hold our position based on ongoing strength in fly ash as well as the company’s improved balance sheet, which should allow for additional small tuck-in acquisitions that have historically proven accretive. In telecommunications services, Premiere Global Services Inc., a provider of audio and video conferencing and collaboration services to primarily larger enterprises on a global scale, announced that it was being acquired by a private equity firm at a significant premium. The company has continued to demonstrate strong growth from its SaaS (software-as-a-service) based video conferencing and collaboration tools, while improving the overall margin profile of the entire business.

Detractors were few and far between during this reporting period. However, the industrial sector was home to several laggards, including Tutor Perini Corporation, a leading non-residential construction firm. The company’s second-quarter earnings plunged due to the loss of a large concrete project and delays in a large viaduct project, further reinforcing concerns about the company’s declining backlog. We continue to like and own Tutor Perini, but are closely monitoring the underlying fundamental conditions. We still believe Tutor Perini is undervalued relative to its potential earnings power, if the company can convert a portion of its project opportunity set to backlog. The Fund also experienced weak results from a position in NN Inc., a precision metal bearing and component

12	Nuveen Investments

supplier to original equipment manufacturers. The company’s primary exposure is in the automobile market, although it is currently in the process of diversifying into medical and industrial applications. NN’s second-quarter report came in slightly below expectations on revenue, but beat handily on earnings per share with no change in guidance. However, negative sentiment related to the Volkswagen emissions scandal and Chinese growth concerns have weighed on the auto sector broadly. We maintained our positive bias toward NN because its recent acquisition further diversifies the company’s business away from autos and toward the higher-margin industrial and medical areas. Additionally, a position in Neff Corporation, an equipment rental company focused on the U.S. Sunbelt region, detracted during the period. The company reported revenues and earnings per share that came in light of expectations, while lowering full-year guidance. The disappointing results were primarily the result of excessive rain in the second quarter and lingering effects from Neff’s transition away from energy exposure. We have maintained the Fund’s position based on our belief that weather was a transient factor, while fundamentals should improve.

Elsewhere in the Fund’s portfolio, there was weakness from a position in Alphatec Holdings Inc., a spinal implant developer and manufacturer in the health care sector. The company reported revenue and earnings per share that were below expectations, while also lowering forward-looking top-line and earnings guidance. The lowered top-line guidance was the result of missed execution in expanding its U.S. sales force, while the lower earnings guidance was a combination of foreign currency impact, U.S. volume declines because of the sales force issue and product mix. In light of these headwinds, we exited our Alphatec position. In the consumer discretionary sector, a position in Deckers Outdoor Corporation lagged the group. The company is a leading designer and wholesaler of a number of footwear brands including UGG, which represent the majority of its revenues, and Teva sandals. Its shares underperformed after the company reported a sales miss, while also lowering next-quarter and full-year earnings-per-share guidance to below consensus. We believed some of the pressure on Deckers Outdoor was due to the strong dollar and milder weather in Europe; therefore, we maintained the Fund’s position because of potential offsets, which include expense reductions, share buybacks and price increases for its key UGG brand.

Nuveen Investments	13

Risk Considerations

Nuveen Dividend Value Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Dividends are not guaranteed. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as credit, derivatives, high yield securities, and interest rate risks, are described in detail in the Fund’s prospectus.

Nuveen Mid Cap Value Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Investments in mid-cap companies are subject to greater volatility than those of larger companies, but may be less volatile than investments in smaller companies. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as derivatives risk, are described in detail in the Fund’s prospectus.

Nuveen Small Cap Value Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Investments in smaller companies are subject to greater volatility than those of larger companies. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as derivatives risk, are described in detail in the Fund’s prospectus.

14	Nuveen Investments

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect fee waivers/expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	15

Fund Performance and Expense Ratios (continued)

Nuveen Dividend Value Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of October 31, 2015

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	(0.87)%	11.46%	7.57%
Class A Shares at maximum Offering Price	(6.55)%	10.14%	6.94%
Russell 1000® Value Index	0.53%	13.26%	6.75%
S&P 500® Index	5.20%	14.33%	7.85%
Lipper Equity Income Funds Classification Average	0.08%	10.95%	6.82%

Class C Shares	(1.59)%	10.63%	6.77%
Class R3 Shares	(1.12)%	11.18%	7.30%
Class I Shares	(0.64)%	11.74%	7.84%

	Average Annual
	1-Year	Since Inception
Class R6 Shares	(0.51)%	10.69%

Average Annual Total Returns as of September 30, 2015 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	(6.80)%	10.50%	6.60%
Class A Shares at maximum Offering Price	(12.16)%	9.21%	5.96%
Class C Shares	(7.49)%	9.68%	5.80%
Class R3 Shares	(7.05)%	10.23%	6.32%
Class I Shares	(6.54)%	10.80%	6.86%

	Average Annual
	1-Year	Since Inception
Class R6 Shares	(6.41)%	7.84%

Since inception returns for Class R6 Shares are from 2/28/13. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

16	Nuveen Investments

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Expense Ratios	1.15%	1.90%	1.40%	0.81%	0.90%

Growth of an Assumed $10,000 Investment as of October 31, 2015 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	17

Fund Performance and Expense Ratios (continued)

Nuveen Mid Cap Value Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of October 31, 2015

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	0.89%	10.66%	6.64%
Class A Shares at maximum Offering Price	(4.92)%	9.36%	6.01%
Russell Midcap® Value Index	0.47%	13.64%	8.39%
Lipper Mid-Cap Value Funds Classification Average	0.85%	12.26%	7.40%

Class C Shares	0.15%	9.84%	5.84%
Class R3 Shares	0.65%	10.39%	6.37%
Class I Shares	1.12%	10.92%	6.90%

Average Annual Total Returns as of September 30, 2015 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	(3.17)%	9.90%	5.52%
Class A Shares at maximum Offering Price	(8.72)%	8.60%	4.90%
Class C Shares	(3.90)%	9.08%	4.74%
Class R3 Shares	(3.39)%	9.63%	5.27%
Class I Shares	(2.92)%	10.17%	5.78%

Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	1.42%	2.17%	1.67%	1.17%
Net Expense Ratios	1.30%	2.05%	1.55%	1.05%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through September 30, 2016, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.05% of the average daily net assets of any class of Fund shares. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Fund’s Board of Directors.

18	Nuveen Investments

Growth of an Assumed $10,000 Investment as of October 31, 2015 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	19

Fund Performance and Expense Ratios (continued)

Nuveen Small Cap Value Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of October 31, 2015

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	7.95%	14.48%	8.02%
Class A Shares at maximum Offering Price	1.75%	13.12%	7.38%
Russell 2000® Value Index	(2.88)%	10.53%	6.19%
Lipper Small-Cap Value Funds Classification Average	(1.86)%	10.71%	6.91%

Class C Shares	7.10%	13.63%	7.22%
Class R3 Shares	7.62%	14.19%	7.76%
Class I Shares	8.22%	14.76%	8.28%

Average Annual Total Returns as of September 30, 2015 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	6.88%	14.46%	7.06%
Class A Shares at maximum Offering Price	0.75%	13.11%	6.43%
Class C Shares	6.04%	13.60%	6.26%
Class R3 Shares	6.63%	14.17%	6.80%
Class I Shares	7.14%	14.73%	7.32%

Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	1.56%	2.30%	1.81%	1.31%
Net Expense Ratios	1.48%	2.23%	1.73%	1.23%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through September 30, 2016, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.15% of the average daily net assets of any class of Fund shares. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Fund’s Board of Directors.

20	Nuveen Investments

Growth of an Assumed $10,000 Investment as of October 31, 2015 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	21

Holding

Summaries as of October 31, 2015

This data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Nuveen Dividend Value Fund

Fund Allocation

(% of net assets)

Common Stocks	99.8%
Investments Purchased with Collateral from Securities Lending	14.8%
Money Market Funds	0.6%
Other Assets Less Liabilities	(15.2)%
Net Assets	100%

Portfolio Composition

(% of net assets)

Oil, Gas & Consumable Fuels	11.8%
Banks	11.6%
Pharmaceuticals	9.7%
Insurance	5.5%
Software	4.3%
Chemicals	3.7%
Real Estate Investment Trust	3.7%
Aerospace & Defense	3.3%
Industrial Conglomerates	3.3%
Health Care Equipment & Supplies	3.1%
Leisure Products	3.1%
Health Care Providers & Services	2.9%
Semiconductors & Semiconductor Equipment	2.8%
Technology, Hardware, Storage & Peripherals	2.5%
Diversified Telecommunication Services	2.5%
Specialty Retail	2.5%
Hotels, Restaurants & Leisure	2.5%
Tobacco	2.4%
Other	18.6%
Investments Purchased with Collateral from Securities Lending	14.8%
Money Market Funds	0.6%
Other Assets Less Liabilities	(15.2)%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Pfizer Inc.	3.8%
General Electric Company	3.3%
Microsoft Corporation	3.2%
Bank of America Corporation	3.2%
Chevron Corporation	2.8%

22	Nuveen Investments

Nuveen Mid Cap Value Fund

Fund Allocation

(% of net assets)

Common Stocks	99.0%
Investments Purchased with Collateral from Securities Lending	30.9%
Money Market Funds	0.8%
Other Assets Less Liabilities	(30.7)%
Net Assets	100%

Portfolio Composition

(% of net assets)

Real Estate Investment Trust	8.6%
Multi-Utilities	7.7%
Oil, Gas & Consumable Fuels	7.2%
Insurance	6.5%
Capital Markets	6.4%
Specialty Retail	5.9%
Health Care Equipment & Supplies	5.2%
Banks	5.1%
Software	4.8%
Hotels, Restaurants & Leisure	4.4%
Health Care Providers & Services	4.1%
Semiconductors & Semiconductor Equipment	2.8%
Consumer Finance	2.5%
Food Products	2.5%
Leisure Products	2.4%
Containers & Packaging	2.3%
Aerospace & Defense	2.2%
Other	18.4%
Investments Purchased with Collateral from Securities Lending	30.9%
Money Market Funds	0.8%
Other Assets Less Liabilities	(30.7)%
Net Assets	100%

Top Five Common Stock Holdings (% of net assets)

Hartford Financial Services Group, Inc.	2.9%
Royal Caribbean Cruises Limited	2.6%
Tyson Foods, Inc., Class A	2.5%
E*Trade Group Inc.	2.4%
Unum Group	2.3%

Nuveen Investments	23

Holding Summaries as of October 31, 2015 (continued)

Nuveen Small Cap Value Fund

Fund Allocation

(% of net assets)

Common Stocks	96.3%
Investments Purchased with Collateral from Securities Lending	21.1%
Money Market Funds	5.6%
Other Assets Less Liabilities	(23.0)%
Net Assets	100%

Portfolio Composition

(% of net assets)

Banks	15.6%
Real Estate Investment Trust	11.4%
Insurance	7.2%
Electric Utilities	4.1%
Specialty Retail	3.4%
Oil, Gas & Consumable Fuels	3.2%
Commercial Services & Supplies	3.1%
Health Care Providers & Services	3.0%
Electronic Equipment, Instruments & Components	2.9%
Semiconductors & Semiconductor Equipment	2.8%
Communications Equipment	2.7%
Construction & Engineering	2.6%
IT Services	2.3%
Software	2.2%
Health Care Equipment & Supplies	2.2%
Machinery	2.2%
Thrifts & Mortgage Finance	2.2%
Household Durables	2.2%
Professional Services	2.1%
Other	18.9%
Investments Purchased with Collateral from Securities Lending	21.1%
Money Market Funds	5.6%
Other Assets Less Liabilities	(23.0)%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

MFA Mortgage Investments, Inc.	2.2%
Laclede Group Inc.	1.8%
Webster Financial Corporation	1.8%
Renasant Corporation	1.8%
CNO Financial Group Inc.	1.8%

24	Nuveen Investments

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended October 31, 2015.

The beginning of the period is May 1, 2015.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Dividend Value Fund

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$967.00	$963.80	$965.60	$968.70	$968.10
Expenses Incurred During Period	$5.70	$9.40	$6.94	$4.02	$4.46
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.41	$1,015.63	$1,018.15	$1021.12	$1,020.67
Expenses Incurred During Period	$5.85	$9.65	$7.12	$4.13	$4.58

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.15%, 1.90%, 1.40%, 0.81% and 0.90% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Investments	25

Expense Examples (continued)

Nuveen Mid Cap Value Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$983.10	$979.50	$981.90	$984.20
Expenses Incurred During Period	$6.55	$10.28	$7.79	$5.30
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.60	$1,014.82	$1,017.34	$1,019.86
Expenses Incurred During Period	$6.67	$10.46	$7.93	$5.40

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.31%, 2.06%, 1.56% and 1.06% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Small Cap Value Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.40	$1,015.90	$1,017.70	$1,020.80
Expenses Incurred During Period	$7.08	$10.87	$8.34	$5.81
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.20	$1,014.42	$1,016.94	$1,019.46
Expenses Incurred During Period	$7.07	$10.87	$8.34	$5.80

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.39%, 2.14%, 1.64% and 1.14% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

26	Nuveen Investments

Report of

Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

Nuveen Investment Funds, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Dividend Value Fund, Nuveen Mid Cap Value Fund and Nuveen Small Cap Value Fund (each a series of the Nuveen Investment Funds, Inc., hereinafter referred to as the “Funds”) at October 31, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial statements of the Funds for the year ended October 31, 2011 were audited by other independent auditors whose report dated December 28, 2011 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP

Chicago, IL

December 28, 2015

Nuveen Investments	27

Nuveen Dividend Value Fund

Portfolio of Investments	October 31, 2015

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.8%

	COMMON STOCKS – 99.8%

	Aerospace & Defense – 3.3%

94,173	Boeing Company	$13,944,196

120,690	General Dynamics Corporation	17,932,120

146,310	United Technologies Corporation, (2)	14,398,367
	Total Aerospace & Defense	46,274,683

	Airlines – 0.6%

159,850	Delta Air Lines, Inc.	8,126,774

	Banks – 11.6%

2,643,105	Bank of America Corporation	44,351,302

248,430	BankUnited Inc.	9,236,627

553,799	Citigroup Inc.	29,445,493

131,531	M&T Bank Corporation	15,763,990

246,779	Pacwest Bancorp., (2)	11,114,926

192,900	PNC Financial Services Group, Inc., (2)	17,411,154

519,360	SunTrust Banks, Inc.	21,563,827

425,397	Zions Bancorporation, (2)	12,238,672
	Total Banks	161,125,991

	Biotechnology – 1.1%

255,225	AbbVie Inc.	15,198,649

	Capital Markets – 0.6%

251,565	Morgan Stanley	8,294,098

	Chemicals – 3.7%

327,649	Dow Chemical Company	16,929,624

107,392	LyondellBasell Industries NV	9,977,791

136,045	PPG Industries, Inc.	14,184,052

97,213	Praxair, Inc., (2)	10,799,392
	Total Chemicals	51,890,859

	Commercial Services & Supplies – 1.0%

663,716	Pitney Bowes Inc., (2)	13,705,735

	Consumer Finance – 2.0%

346,963	Capital One Financial Corporation	27,375,381

	Diversified Financial Services – 1.2%

170,414	Moody’s Corporation, (2)	16,387,010

28	Nuveen Investments

Shares	Description (1)	Value

	Diversified Telecommunication Services – 2.5%

363,593	AT&T Inc., (2)	$12,184,001

2,397,322	Frontier Communications Corporation, (2)	12,322,235

232,305	Verizon Communications Inc., (2)	10,890,458
	Total Diversified Telecommunication Services	35,396,694

	Electric Utilities – 1.9%

216,519	Pinnacle West Capital Corporation	13,751,122

370,957	PPL Corporation, (2)	12,760,921
	Total Electric Utilities	26,512,043

	Electrical Equipment – 1.2%

306,924	Eaton PLC	17,160,121

	Energy Equipment & Services – 0.9%

151,855	Schlumberger Limited	11,868,987

	Food & Staples Retailing – 1.3%

183,371	CVS Health Corporation	18,113,387

	Food Products – 1.0%

247,121	General Mills, Inc., (2)	14,360,201

	Health Care Equipment & Supplies – 3.1%

408,876	Abbott Laboratories	18,317,645

343,455	Medtronic, PLC	25,388,194
	Total Health Care Equipment & Supplies	43,705,839

	Health Care Providers & Services – 2.9%

97,887	CIGNA Corporation	13,120,773

235,824	UnitedHealth Group Incorporated, (2)	27,775,351
	Total Health Care Providers & Services	40,896,124

	Hotels, Restaurants & Leisure – 2.5%

306,949	Carnival Corporation	16,599,802

349,083	Six Flags Entertainment Corporation	18,166,279
	Total Hotels, Restaurants & Leisure	34,766,081

	Household Durables – 0.5%

39,245	Whirlpool Corporation	6,284,694

	Industrial Conglomerates – 3.3%

1,569,627	General Electric Company	45,393,613

	Insurance – 5.5%

547,401	Hartford Financial Services Group, Inc., (2)	25,322,770

238,186	Lincoln National Corporation	12,745,333

615,855	Old Republic International Corporation	11,110,024

187,938	Prudential Financial, Inc.	15,504,885

Nuveen Investments	29

Nuveen Dividend Value Fund (continued)

Portfolio of Investments	October 31, 2015

Shares	Description (1)	Value

	Insurance (continued)

362,322	Unum Group	$12,554,457
	Total Insurance	77,237,469

	Leisure Products – 3.1%

223,646	Hasbro, Inc.	17,182,722

452,930	Mattel, Inc., (2)	11,133,019

128,197	Polaris Industries Inc., (2)	14,401,651
	Total Leisure Products	42,717,392

	Media – 1.1%

230,745	Cinemark Holdings Inc.	8,177,603

34,367	Time Warner Cable, Class A	6,509,110
	Total Media	14,686,713

	Multiline Retail – 0.8%

179,311	Nordstrom, Inc.	11,692,870

	Multi-Utilities – 2.2%

478,190	CMS Energy Corporation	17,248,313

708,807	NiSource Inc.	13,580,742
	Total Multi-Utilities	30,829,055

	Oil, Gas & Consumable Fuels – 11.8%

295,544	Anadarko Petroleum Corporation, (2)	19,765,983

422,895	Chevron Corporation, (2)	38,432,698

438,934	ConocoPhillips, (2)	23,417,129

398,027	Occidental Petroleum Corporation, (2)	29,668,933

406,981	ONEOK, Inc.	13,804,796

180,592	Pioneer Natural Resources Company	24,766,387

123,507	Valero Energy Corporation	8,141,581

197,625	Williams Partners LP	6,679,725
	Total Oil, Gas & Consumable Fuels	164,677,232

	Personal Products – 1.2%

356,742	Unilever PLC	16,046,255

	Pharmaceuticals – 9.7%

172,831	GlaxoSmithKline PLC, Sponsored ADR	7,442,103

248,213	Johnson & Johnson	25,076,959

573,992	Merck & Company Inc., (2)	31,374,403

1,546,688	Pfizer Inc.	52,308,988

326,014	Teva Pharmaceutical Industries Limited, Sponsored ADR	19,296,769
	Total Pharmaceuticals	135,499,222

	Real Estate Investment Trust – 3.7%

216,584	Crown Castle International Corporation	18,509,269

314,116	Lamar Advertising Company	17,725,566

30	Nuveen Investments

Shares	Description (1)	Value

	Real Estate Investment Trust (continued)

97,627	Mid-America Apartment Communities	$8,316,844

356,334	Starwood Property Trust Inc.	7,158,750
	Total Real Estate Investment Trust	51,710,429

	Semiconductors & Semiconductor Equipment – 2.8%

734,729	Intel Corporation	24,877,924

188,998	Lam Research Corporation	14,475,357
	Total Semiconductors & Semiconductor Equipment	39,353,281

	Software – 4.3%

547,731	CA Technologies	15,177,626

849,021	Microsoft Corporation	44,692,465
	Total Software	59,870,091

	Specialty Retail – 2.5%

388,934	Best Buy Co., Inc., (2)	13,624,358

64,238	Signet Jewelers Limited	9,696,084

891,532	Staples, Inc.	11,581,001
	Total Specialty Retail	34,901,443

	Technology, Hardware, Storage & Peripherals – 2.5%

143,108	Apple, Inc.	17,101,406

680,235	HP Inc.	18,339,136
	Total Technology, Hardware, Storage & Peripherals	35,440,542

	Tobacco – 2.4%

351,044	Altria Group, Inc., (2)	21,227,631

135,778	Philip Morris International, (2)	12,002,775
	Total Tobacco	33,230,406
	Total Long-Term Investments (cost $1,027,812,095)	1,390,729,364

Shares	Description (1)	Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 14.8%

	Money Market Funds – 14.8%

206,759,602	Mount Vernon Securities Lending Prime Portfolio, 0.256%, (3), (4)	$206,759,602
	Total Investments Purchased with Collateral from Securities Lending (cost $206,759,602)	206,759,602

Shares	Description (1)	Value

	SHORT-TERM INVESTMENTS – 0.6%

	Money Market Funds – 0.6%

7,948,804	First American Treasury Obligations Fund, Class Z, 0.000%, (3)	$7,948,804
	Total Short-Term Investments (cost $7,948,804)	7,948,804
	Total Investments (cost $1,242,520,501) – 115.2%	1,605,437,770
	Other Assets Less Liabilities – (15.2)%	(212,285,184)
	Net Assets – 100%	$1,393,152,586

Nuveen Investments	31

Nuveen Dividend Value Fund (continued)

Portfolio of Investments	October 31, 2015

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $198,557,778.

(3)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(4)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

ADR	American Depositary Receipt

See accompanying notes to financial statements.

32	Nuveen Investments

Nuveen Mid Cap Value Fund

Portfolio of Investments	October 31, 2015

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.0%

	COMON STOCKS – 99.0%

	Aerospace & Defense – 2.2%

9,370	Huntington Ingalls Industries Inc.	$1,123,838

12,014	L-3 Communications Holdings, Inc.	1,518,570
	Total Aerospace & Defense	2,642,408

	Banks – 5.1%

55,599	East West Bancorp Inc.	2,245,644

65,895	Western Alliance Bancorporation, (2)	2,355,746

50,128	Zions Bancorporation, (3)	1,442,183
	Total Banks	6,043,573

	Capital Markets – 6.4%

99,486	E*Trade Group Inc., (2), (3)	2,836,346

73,953	Invesco LTD	2,453,021

40,685	Raymond James Financial Inc.	2,242,150
	Total Capital Markets	7,531,517

	Chemicals – 2.1%

23,023	Albemarle Corporation	1,232,191

18,148	Eastman Chemical Company	1,309,741
	Total Chemicals	2,541,932

	Consumer Finance – 2.5%

26,068	Discover Financial Services	1,465,543

213,339	SLM Corporation	1,506,173
	Total Consumer Finance	2,971,716

	Containers & Packaging – 2.3%

21,236	Crown Holdings Inc., (2)	1,126,357

29,533	WestRock Company, (3)	1,587,694
	Total Containers & Packaging	2,714,051

	Diversified Telecommunication Services – 1.0%

231,263	Frontier Communications Corporation, (3)	1,188,692

	Electrical Equipment – 1.2%

14,111	Hubbell Incorporated, Class B, (3)	1,366,650

	Energy Equipment & Services – 1.5%

16,570	Cooper Cameron Corporation, (2), (3)	1,126,926

66,542	Nabors Industries Inc.	668,082
	Total Energy Equipment & Services	1,795,008

Nuveen Investments	33

Nuveen Mid Cap Value Fund (continued)

Portfolio of Investments	October 31, 2015

Shares	Description (1)	Value

	Food Products – 2.5%

66,891	Tyson Foods, Inc., Class A, (3)	$2,967,285

	Health Care Equipment & Supplies – 5.2%

123,250	Boston Scientific Corporation, (2), (3)	2,253,010

24,609	Hill Rom Holdings Inc.	1,296,648

10,444	Teleflex Inc., (3)	1,389,052

11,974	Zimmer Holdings, Inc., (3)	1,252,121
	Total Health Care Equipment & Supplies	6,190,831

	Health Care Providers & Services – 4.1%

23,534	Centene Corporation, (2), (3)	1,399,802

17,305	CIGNA Corporation, (3)	2,319,562

6,625	Humana Inc.	1,183,424
	Total Health Care Providers & Services	4,902,788

	Hotels, Restaurants & Leisure – 4.4%

94,744	MGM Resorts International Inc., (2)	2,197,113

30,901	Royal Caribbean Cruises Limited, (3)	3,039,113
	Total Hotels, Restaurants & Leisure	5,236,226

	Household Durables – 1.5%

9,324	Mohawk Industries Inc., (2)	1,822,842

	Industrial Conglomerates – 1.1%

14,373	Carlisle Companies Inc.	1,250,451

	Insurance – 6.5%

74,677	Hartford Financial Services Group, Inc., (3)	3,454,559

85,895	Old Republic International Corporation	1,549,546

78,532	Unum Group, (3)	2,721,134
	Total Insurance	7,725,239

	IT Services – 1.5%

24,575	Fidelity National Information Services	1,792,009

	Leisure Products – 2.4%

29,778	Brunswick Corporation	1,602,354

16,080	Hasbro, Inc., (3)	1,235,426
	Total Leisure Products	2,837,780

	Life Sciences Tools & Services – 0.5%

16,407	Agilent Technologies, Inc., (3)	619,528

	Machinery – 1.5%

16,606	Stanley Black & Decker Inc.	1,759,904

	Metals & Mining – 1.3%

81,787	Steel Dynamics Inc.	1,510,606

34	Nuveen Investments

Shares	Description (1)	Value

	Multiline Retail – 1.0%

22,419	Macy’s, Inc., (3)	$1,142,921

	Multi-Utilities – 7.7%

27,455	Alliant Energy Corporation	1,620,394

48,143	CMS Energy Corporation, (3)	1,736,518

21,829	DTE Energy Company	1,781,028

84,295	NiSource Inc., (3)	1,615,092

23,072	Sempra Energy, (3)	2,362,804
	Total Multi-Utilities	9,115,836

	Oil, Gas & Consumable Fuels – 7.2%

10,987	Cimarex Energy Company	1,297,125

47,100	Columbia Pipeline Group, Inc., (3)	978,267

23,436	Gulfport Energy Corporation, (2)	714,095

17,464	Hess Corporation, (3)	981,651

46,617	Marathon Oil Corporation, (3)	856,820

46,068	Newfield Exploration Company, (2)	1,851,473

13,480	Pioneer Natural Resources Company, (3)	1,848,647
	Total Oil, Gas & Consumable Fuels	8,528,078

	Pharmaceuticals – 1.0%

21,196	Medicines Company, (2), (3)	725,751

3,224	Perrigo Company	508,554
	Total Pharmaceuticals	1,234,305

	Real Estate Investment Trust – 8.6%

9,419	Boston Properties, Inc.	1,185,381

118,665	Developers Diversified Realty Corporation, (3)	1,993,572

39,223	Highwoods Properties, Inc.	1,704,239

342,537	MFA Mortgage Investments, Inc., (3)	2,370,356

11,804	Sovran Self Storage Inc.	1,178,865

89,089	Starwood Property Trust Inc., (3)	1,789,798
	Total Real Estate Investment Trust	10,222,211

	Real Estate Management & Development – 1.3%

9,460	Jones Lang LaSalle Inc.	1,577,077

	Semiconductors & Semiconductor Equipment – 2.8%

16,614	Broadcom Corporation, Class A	853,960

15,285	Lam Research Corporation	1,170,678

30,167	Maxim Integrated Products, Inc., (3)	1,236,244
	Total Semiconductors & Semiconductor Equipment	3,260,882

	Software – 4.8%

54,996	Activision Blizzard Inc., (3)	1,911,661

Nuveen Investments	35

Nuveen Mid Cap Value Fund (continued)

Portfolio of Investments	October 31, 2015

Shares	Description (1)	Value

	Software (continued)

40,983	CA Technologies	$1,135,639

20,246	Electronic Arts Inc., (2), (3)	1,459,129

19,389	Nice Systems Limited, Sponsored ADR	1,198,628
	Total Software	5,705,057

	Specialty Retail – 5.9%

49,657	Best Buy Co., Inc.	1,739,485

27,196	Foot Locker, Inc., (3)	1,842,529

8,204	Signet Jewelers Limited	1,238,312

164,347	Staples, Inc., (3)	2,134,868
	Total Specialty Retail	6,955,194

	Technology, Hardware, Storage & Peripherals – 1.2%

19,100	SanDisk Corporation, (3)	1,470,700

	Wireless Telecommunication Services – 0.7%

6,514	SBA Communications Corporation, (2)	775,296
	Total Long-Term Investments (cost $109,610,899)	117,398,593

Shares	Description (1)	Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 30.9%

	Money Market Funds – 30.9%

36,604,905	Mount Vernon Securities Lending Prime Portfolio, 0.256%, (4), (5)	$36,604,905
	Total Investments Purchased with Collateral from Securities Lending (cost $36,604,905)	36,604,905

Shares	Description (1)	Value

	SHORT-TERM INVESTMENTS – 0.8%

	Money Market Funds – 0.8%

993,541	First American Treasury Obligations Fund, Class Z, 0.000%, (4)	$993,541
	Total Short-Term Investments (cost $993,541)	993,541
	Total Investments (cost $147,209,345) – 130.7%	154,997,039
	Other Assets Less Liabilities – (30.7)%	(36,464,078)
	Net Assets – 100%	$118,532,961

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $34,925,339.

(4)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(5)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

ADR	American Depositary Receipt

See accompanying notes to financial statements.

36	Nuveen Investments

Nuveen Small Cap Value Fund

Portfolio of Investments	October 31, 2015

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 96.3%

	COMMON STOCKS – 96.3%

	Aerospace & Defense – 0.8%

44,235	BWX Technologies, Inc.	$1,251,851

	Auto Components – 0.9%

82,001	Dana Holding Corporation, (2)	1,377,617

	Automobiles – 1.2%

35,032	Thor Industries, Inc.	1,894,531

	Banks – 15.6%

46,578	Banner Corporation	2,285,582

102,964	Customers Bancorp Inc., (3)	2,831,510

50,070	East West Bancorp Inc.	2,022,327

56,322	Heartland Financial USA, Inc., (2)	2,074,902

43,205	Opus Bank, (2)	1,609,386

43,559	Privatebancorp, Inc.	1,822,073

82,578	Renasant Corporation	2,859,676

149,774	Sterling Bancorp.	2,305,022

31,338	Texas Capital BancShares, Inc., (3)	1,729,858

77,856	Webster Financial Corporation, (2)	2,888,458

65,697	Western Alliance Bancorporation, (3)	2,348,668
	Total Banks	24,777,462

	Capital Markets – 1.6%

35,461	Evercore Partners Inc., (2)	1,914,894

78,246	Manning & Napier Inc.	586,845
	Total Capital Markets	2,501,739

	Chemicals – 1.1%

25,322	Minerals Technologies Inc.	1,492,479

19,000	Orion Engineered Carbons SA	248,140
	Total Chemicals	1,740,619

	Commercial Services & Supplies – 3.1%

19,744	G&K Services, Inc.	1,299,550

70,344	SP Plus Corporation, (3)	1,793,772

96,505	Steelcase Inc., (2)	1,873,162
	Total Commercial Services & Supplies	4,966,484

	Communications Equipment – 2.7%

43,794	Netgear, Inc., (3)	1,813,072

45,894	Plantronics Inc.	2,460,836
	Total Communications Equipment	4,273,908

Nuveen Investments	37

Nuveen Small Cap Value Fund (continued)

Portfolio of Investments	October 31, 2015

Shares	Description (1)	Value

	Construction & Engineering – 2.6%

49,275	Emcor Group Inc.	$2,378,997

102,765	Tutor Perini Corporation, (3)	1,724,397
	Total Construction & Engineering	4,103,394

	Construction Materials – 0.7%

53,835	Headwater Inc., (3)	1,106,309

	Electric Utilities – 4.1%

59,908	El Paso Electric Company	2,316,642

66,766	PNM Resources Inc.	1,877,460

45,847	UIL Holdings Corporation	2,337,739
	Total Electric Utilities	6,531,841

	Electrical Equipment – 1.0%

24,270	Regal-Beloit Corporation	1,548,183

	Electronic Equipment, Instruments & Components – 2.9%

30,368	OSI Systems Inc., (3)	2,617,114

185,968	Vishay Intertechnology Inc., (2)	1,971,261
	Total Electronic Equipment, Instruments & Components	4,588,375

	Energy Equipment & Services – 0.9%

66,110	Matrix Service Company, (3)	1,500,697

	Food & Staples Retailing – 1.1%

65,177	SpartanNash Co	1,818,438

	Gas Utilities – 1.8%

49,606	Laclede Group Inc.	2,905,423

	Health Care Equipment & Supplies – 2.2%

34,345	Halyard Health Inc., (3)	1,019,360

83,639	Nxstage Medical, Inc., (3)	1,397,608

14,805	Steris Corporation, (2)	1,109,635
	Total Health Care Equipment & Supplies	3,526,603

	Health Care Providers & Services – 3.0%

54,663	AMN Healthcare Services Inc., (3)	1,550,789

77,535	Civitas Solutions Inc., (3)	1,994,976

30,902	Landauer Inc., (2)	1,220,320
	Total Health Care Providers & Services	4,766,085

	Hotels, Restaurants & Leisure – 0.4%

5,629	Churchill Downs Inc.	826,506

	Household Durables – 2.2%

37,311	CalAtlantic Group Inc., (2)	1,421,176

69,864	La Z Boy Inc.	1,994,617
	Total Household Durables	3,415,793

38	Nuveen Investments

Shares	Description (1)	Value

	Insurance – 7.2%

86,677	American Equity Investment Life Holding Company, (2)	$2,225,865

37,652	Amerisafe, Inc.	2,060,694

24,706	Argo Group International Holdings Inc.	1,544,619

147,966	CNO Financial Group Inc., (2)	2,842,427

82,238	Horace Mann Educators Corporation	2,815,829
	Total Insurance	11,489,434

	Internet Software & Services – 1.0%

57,937	Constant Contact Inc., (3)	1,512,156

	IT Services – 2.3%

58,289	CSG Systems International Inc., (2)	1,953,847

101,278	Perficient, Inc., (3)	1,693,368
	Total IT Services	3,647,215

	Leisure Products – 1.0%

28,964	Brunswick Corporation	1,558,553

	Machinery – 2.2%

73,123	Altra Industrial Motion, Inc., (2)	1,934,835

115,273	NN, Incorporated	1,590,767
	Total Machinery	3,525,602

	Media – 1.0%

33,620	Meredith Corporation	1,580,812

	Metals & Mining – 1.4%

149,990	Commercial Metals Company	2,155,356

	Oil, Gas & Consumable Fuels – 3.2%

152,016	Callon Petroleum Company Del, (3)	1,319,499

20,259	PDC Energy Inc., (2), (3)	1,222,428

112,250	Synergy Resources Corporation, (2), (3)	1,256,078

176,816	WPX Energy Inc., (3)	1,212,958
	Total Oil, Gas & Consumable Fuels	5,010,963

	Professional Services – 2.1%

58,849	Korn Ferry International	2,140,338

39,804	TrueBlue Inc., (3)	1,153,122
	Total Professional Services	3,293,460

	Real Estate Investment Trust – 11.4%

157,855	Brandywine Realty Trust	2,131,043

35,125	CubeSmart	977,178

44,251	Entertainment Properties Trust, (2)	2,513,899

47,445	Highwoods Properties, Inc., (2)	2,061,485

102,334	Investors Real Estate Trust, (2)	830,952

Nuveen Investments	39

Nuveen Small Cap Value Fund (continued)

Portfolio of Investments	October 31, 2015

Shares	Description (1)	Value

	Real Estate Investment Trust (continued)

73,523	Kite Realty Group Trust	$1,941,742

66,281	LaSalle Hotel Properties, (2)	1,949,324

494,350	MFA Mortgage Investments, Inc.	3,420,902

111,466	STAG Industrial Inc., (2)	2,287,282
	Total Real Estate Investment Trust	18,113,807

	Semiconductors & Semiconductor Equipment – 2.8%

234,303	Cypress Semiconductor Corporation, (2)	2,469,554

55,267	MKS Instruments Inc., (2)	1,947,609
	Total Semiconductors & Semiconductor Equipment	4,417,163

	Software – 2.2%

56,669	Bottomline Technologies, Inc., (2), (3)	1,568,598

72,422	Mentor Graphics Corporation	1,969,878
	Total Software	3,538,476

	Specialty Retail – 3.4%

26,710	Childrens Place Retail Stores Inc., (2)	1,433,526

97,207	Express Inc., (2), (3)	1,876,095

88,194	Kirkland’s, Inc., (3)	2,027,580
	Total Specialty Retail	5,337,201

	Textiles Apparel & Luxury Goods – 0.7%

20,610	Deckers Outdoor Corporation, (3)	1,147,153

	Thrifts & Mortgage Finance – 2.2%

99,627	Everbank Financial Corporation	1,719,562

54,577	WSFS Financial Corporation, (2)	1,733,911
	Total Thrifts & Mortgage Finance	3,453,473

	Trading Cos & Distributors – 0.7%

188,445	Neff Corporation, Class A Shares, (2), (3)	1,104,288

	Water Utilities – 1.6%

111,187	California Water Service Group	2,486,141
	Total Long-Term Investments (cost $133,940,049)	152,793,111

Shares	Description (1)	Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 21.1%

	Money Market Funds – 21.1%

33,567,177	Mount Vernon Securities Lending Prime Portfolio, 0.256%, (4), (5)	$33,567,177
	Total Investments Purchased with Collateral from Securities Lending (cost $33,567,177)	33,567,177

40	Nuveen Investments

Shares	Description (1)	Value

	SHORT-TERM INVESTMENTS – 5.6%

	Money Market Funds – 5.6%

8,891,955	First American Treasury Obligations Fund, Class Z, 0.000%, (4)	$8,891,955
	Total Short-Term Investments (cost $8,891,955)	8,891,955
	Total Investments (cost $176,399,181) – 123.0%	195,252,243
	Other Assets Less Liabilities – (23.0)%	(36,529,356)
	Net Assets – 100%	$158,722,887

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $32,322,395.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(5)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

See accompanying notes to financial statements.

Nuveen Investments	41

Statement of

Assets and Liabilities	October 31, 2015

	Dividend Value	Mid Cap Value	Small Cap Value
Assets
Long-term investments, at value (cost $1,027,812,095, $109,610,899 and $133,940,049, respectively)	$1,390,729,364	$117,398,593	$152,793,111
Investments purchased with collateral from securities lending, at value (cost approximates value)	206,759,602	36,604,905	33,567,177
Short-term investments, at value (cost approximates value)	7,948,804	993,541	8,891,955
Receivable for:
Dividends	2,217,012	69,123	62,392
Due from broker	31,779	3,385	3,498
Investments sold	—	1,323,411	5,097,418
Reclaims	21,103	—	—
Shares sold	1,041,541	36,493	4,216,947
Other assets	77,183	24,569	19,875
Total assets	1,608,826,388	156,454,020	204,652,373
Liabilities
Payable for:
Collateral from securities lending program	206,759,602	36,604,905	33,567,177
Investments purchased	—	1,138,760	12,147,843
Shares redeemed	7,318,623	4,196	12,440
Accrued expenses:
12b-1 distribution and service fees	128,095	16,519	19,142
Management fees	885,341	78,860	111,863
Directors fees	61,026	6,279	1,029
Other	521,115	71,540	69,992
Total liabilities	215,673,802	37,921,059	45,929,486
Net assets	$1,393,152,586	$118,532,961	$158,722,887
Class A Shares
Net assets	$310,055,000	$36,377,643	$48,655,779
Shares outstanding	19,617,471	1,027,837	2,438,765
Net asset value (“NAV”) per share	$15.81	$35.39	$19.95
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$16.77	$37.55	$21.17
Class C Shares
Net assets	$53,506,647	$7,379,121	$4,506,516
Shares outstanding	3,430,301	217,899	261,952
NAV and offering price per share	$15.60	$33.86	$17.20
Class R3 Shares
Net assets	$42,618,269	$6,941,746	$14,516,206
Shares outstanding	2,702,428	197,379	742,175
NAV and offering price per share	$15.77	$35.17	$19.56
Class R6 Shares
Net assets	$56,122,763	—	—
Shares outstanding	3,510,300	—	—
NAV and offering price per share	$15.99	—	—
Class I Shares
Net assets	$930,849,907	$67,834,451	$91,044,386
Shares outstanding	58,349,614	1,909,561	4,412,749
NAV and offering price per share	$15.95	$35.52	$20.63
Net assets consist of:
Capital paid-in	$938,475,235	$106,980,053	$136,696,684
Undistributed (Over-distribution of) net investment income	4,748,083	417,252	345,424
Accumulated net realized gain (loss)	87,011,999	3,347,962	2,827,717
Net unrealized appreciation (depreciation)	362,917,269	7,787,694	18,853,062
Net assets	$1,393,152,586	$118,532,961	$158,722,887
Authorized shares – per class	2 billion	2 billion	2 billion
Par value per share	$0.0001	$0.0001	$0.0001

See accompanying notes to financial statements.

42	Nuveen Investments

Statement of

Operations	Year Ended October 31, 2015

	Dividend Value	Mid Cap Value	Small Cap Value
Investment Income
Dividend and interest income (net of foreign tax withheld of $267,057, $931 and $14,930, respectively)	$45,258,576	$2,011,100	$2,182,267
Securities lending income, net	264,401	34,354	124,823
Total investment income	45,522,977	2,045,454	2,307,090
Expenses
Management fees	11,887,374	1,136,417	1,185,672
12b-1 service fees – Class A Shares	864,635	96,975	115,718
12b-1 distribution and service fees – Class C Shares	604,877	77,368	32,288
12b-1 distribution and service fees – Class R3 Shares	231,921	37,488	65,969
Shareholder servicing agent fees	1,662,335	184,755	201,722
Custodian fees	242,470	28,450	29,189
Directors fees	41,603	3,341	3,622
Professional fees	115,967	25,736	25,880
Shareholder reporting expenses	125,091	29,611	36,344
Federal and state registration fees	94,286	55,121	54,118
Other	26,860	7,220	3,887
Total expenses before fee waiver/expense reimbursement	15,897,419	1,682,482	1,754,409
Fee waiver/expense reimbursement	—	(113,480)	(20,137)
Net expenses	15,897,419	1,569,002	1,734,272
Net investment income (loss)	29,625,558	476,452	572,818
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	113,532,620	10,210,863	10,440,246
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(154,434,094)	(9,200,460)	(433,839)
Net realized and unrealized gain (loss)	(40,901,474)	1,010,403	10,006,407
Net increase (decrease) in net assets from operations	$(11,275,916)	$1,486,855	$10,579,225

See accompanying notes to financial statements.

Nuveen Investments	43

Statement of

Changes in Net Assets

	Dividend Value
	Year Ended 10/31/15	Year Ended 10/31/14
Operations
Net investment income (loss)	$29,625,558	$39,831,537
Net realized gain (loss) from investments and foreign currency	113,532,620	116,419,104
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(154,434,094)	21,637,417
Net increase (decrease) in net assets from operations	(11,275,916)	177,888,058
Distributions to Shareholders
From net investment income:
Class A Shares	(7,171,529)	(8,662,421)
Class C Shares	(795,215)	(953,267)
Class R3 Shares	(845,243)	(868,082)
Class R6 Shares	(1,370,813)	(1,558,577)
Class I Shares	(24,645,360)	(28,330,811)
From accumulated net realized gains:
Class A Shares	(23,911,932)	(37,144,807)
Class C Shares	(4,268,650)	(5,985,814)
Class R3 Shares	(3,107,058)	(3,817,556)
Class R6 Shares	(3,832,324)	(6,011,872)
Class I Shares	(74,744,699)	(108,753,346)
Decrease in net assets from distributions to shareholders	(144,692,823)	(202,086,553)
Fund Share Transactions
Proceeds from sale of shares	176,433,011	315,758,487
Proceeds from shares issued to shareholders due to reinvestment of distributions	97,550,897	135,194,304
	273,983,908	450,952,791
Cost of shares redeemed	(451,688,334)	(402,778,258)
Net increase (decrease) in net assets from Fund share transactions	(177,704,426)	48,174,533
Net increase (decrease) in net assets	(333,673,165)	23,976,038
Net assets at the beginning of period	1,726,825,751	1,702,849,713
Net assets at the end of period	$1,393,152,586	$1,726,825,751
Undistributed (Over-distribution of) net investment income at the end of period	$4,748,083	$2,412,037

See accompanying notes to financial statements.

44	Nuveen Investments

	Mid Cap Value		Small Cap Value
	Year Ended 10/31/15	Year Ended 10/31/14	Year Ended 10/31/15	Year Ended 10/31/14
Operations
Net investment income (loss)	$476,452	$1,162,750	$572,818	$415,066
Net realized gain (loss) from investments and foreign currency	10,210,863	25,020,395	10,440,246	13,358,953
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(9,200,460)	(6,543,825)	(433,839)	(2,964,260)
Net increase (decrease) in net assets from operations	1,486,855	19,639,320	10,579,225	10,809,759
Distributions to Shareholders
From net investment income:
Class A Shares	(332,351)	(180,382)	(170,384)	(158,852)
Class C Shares	(9,811)	—	—	—
Class R3 Shares	(50,129)	(23,054)	(16,250)	(11,164)
Class R6 Shares	—	—	—	—
Class I Shares	(797,785)	(654,623)	(438,364)	(281,445)
From accumulated net realized gains:
Class A Shares	—	—	—	—
Class C Shares	—	—	—	—
Class R3 Shares	—	—	—	—
Class R6 Shares	—	—	—	—
Class I Shares	—	—	—	—
Decrease in net assets from distributions to shareholders	(1,190,076)	(858,059)	(624,998)	(451,461)
Fund Share Transactions
Proceeds from sale of shares	8,431,067	15,636,487	46,357,629	50,507,134
Proceeds from shares issued to shareholders due to reinvestment of distributions	644,548	474,117	549,545	363,681
	9,075,615	16,110,604	46,907,174	50,870,815
Cost of shares redeemed	(23,144,338)	(46,172,688)	(28,935,630)	(35,784,520)
Net increase (decrease) in net assets from Fund share transactions	(14,068,723)	(30,062,084)	17,971,544	15,086,295
Net increase (decrease) in net assets	(13,771,944)	(11,280,823)	27,925,771	25,444,593
Net assets at the beginning of period	132,304,905	143,585,728	130,797,116	105,352,523
Net assets at the end of period	$118,532,961	$132,304,905	$158,722,887	$130,797,116
Undistributed (Over-distribution of) net investment income at the end of period	$417,252	$1,130,877	$345,424	$397,464

See accompanying notes to financial statements.

Nuveen Investments	45

Financial

Highlights

Dividend Value

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended October 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/92)
2015	$17.44	$0.28	$(0.44)	$(0.16)	$(0.34)	$(1.13)	$(1.47)	$15.81
2014	17.79	0.37	1.36	1.73	(0.38)	(1.70)	(2.08)	17.44
2013	14.60	0.30	3.59	3.89	(0.30)	(0.40)	(0.70)	17.79
2012	13.05	0.27	1.59	1.86	(0.31)	—	(0.31)	14.60
2011	12.42	0.27	0.63	0.90	(0.27)	—	(0.27)	13.05
Class C (2/99)
2015	17.23	0.16	(0.44)	(0.28)	(0.22)	(1.13)	(1.35)	15.60
2014	17.59	0.24	1.34	1.58	(0.24)	(1.70)	(1.94)	17.23
2013	14.42	0.18	3.57	3.75	(0.18)	(0.40)	(0.58)	17.59
2012	12.92	0.17	1.54	1.71	(0.21)	—	(0.21)	14.42
2011	12.26	0.17	0.62	0.79	(0.13)	—	(0.13)	12.92
Class R3 (9/01)
2015	17.41	0.24	(0.45)	(0.21)	(0.30)	(1.13)	(1.43)	15.77
2014	17.75	0.33	1.36	1.69	(0.33)	(1.70)	(2.03)	17.41
2013	14.58	0.26	3.57	3.83	(0.26)	(0.40)	(0.66)	17.75
2012	13.03	0.24	1.59	1.83	(0.28)	—	(0.28)	14.58
2011	12.41	0.23	0.63	0.86	(0.24)	—	(0.24)	13.03
Class R6 (2/13)
2015	17.62	0.34	(0.45)	(0.11)	(0.39)	(1.13)	(1.52)	15.99
2014	17.93	0.43	1.38	1.81	(0.42)	(1.70)	(2.12)	17.62
2013(d)	15.36	0.22	2.60	2.82	(0.25)	—	(0.25)	17.93
Class I (8/94)
2015	17.60	0.33	(0.46)	(0.13)	(0.39)	(1.13)	(1.52)	15.95
2014	17.93	0.42	1.37	1.79	(0.42)	(1.70)	(2.12)	17.60
2013	14.72	0.35	3.61	3.96	(0.35)	(0.40)	(0.75)	17.93
2012	13.16	0.31	1.60	1.91	(0.35)	—	(0.35)	14.72
2011	12.53	0.31	0.64	0.95	(0.32)	—	(0.32)	13.16

46	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

(0.87)%	$310,055	1.15%		1.72%		1.15%		1.72%		53%
10.78	371,703	1.15		2.19		1.15		2.19		27
27.72	384,226	1.13		1.88		1.12		1.89		44
14.31	273,317	1.16		1.95		1.16		1.95		24
7.28	176,954	1.14		2.05		1.14		2.05		33

(1.59)	53,507	1.90		0.98		1.90		0.98		53
10.01	65,366	1.90		1.43		1.90		1.43		27
26.95	59,753	1.88		1.09		1.87		1.10		44
13.29	29,234	1.91		1.21		1.91		1.21		24
6.42	18,714	1.89		1.31		1.89		1.31		33

(1.12)	42,618	1.40		1.45		1.40		1.45		53
10.59	48,476	1.40		1.92		1.40		1.92		27
27.30	38,589	1.38		1.61		1.37		1.62		44
14.13	21,649	1.41		1.70		1.41		1.70		24
6.93	12,092	1.41		1.75		1.41		1.75		33

(0.51)	56,123	0.81		2.03		0.81		2.03		53
11.23	62,309	0.81		2.52		0.81		2.52		27
18.52	67,620	0.80	*	1.98	*	0.80	*	1.98	*	44

(0.64)	930,850	0.90		1.99		0.90		1.99		53
11.11	1,178,972	0.90		2.42		0.90		2.42		27
27.96	1,151,408	0.88		2.16		0.87		2.16		44
14.65	1,072,335	0.91		2.23		0.91		2.23		24
7.56	861,754	0.89		2.30		0.89		2.31		33

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period February 28, 2013 (commencement of operations) through October 31, 2013.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	47

Financial Highlights (continued)

Mid Cap Value

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended October 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/87)
2015	$35.37	$0.10	$0.22	$0.32	$(0.30)	$—	$(0.30)	$35.39
2014	31.00	0.23	4.30	4.53	(0.16)	—	(0.16)	35.37
2013	23.22	0.12	7.91	8.03	(0.25)	—	(0.25)	31.00
2012	21.83	0.18	1.35	1.53	(0.14)	—	(0.14)	23.22
2011	22.20	0.07	(0.19)	(0.12)	(0.25)	—	(0.25)	21.83
Class C (2/99)
2015	33.86	(0.16)	0.20	0.04	(0.04)	—	(0.04)	33.86
2014	29.76	(0.02)	4.12	4.10	—	—	—	33.86
2013	22.29	(0.08)	7.62	7.54	(0.07)	—	(0.07)	29.76
2012	20.99	0.01	1.29	1.30	—	—	—	22.29
2011	21.36	(0.10)	(0.18)	(0.28)	(0.09)	—	(0.09)	20.99
Class R3 (9/01)
2015	35.15	0.02	0.21	0.23	(0.21)	—	(0.21)	35.17
2014	30.82	0.15	4.27	4.42	(0.09)	—	(0.09)	35.15
2013	23.08	0.06	7.87	7.93	(0.19)	—	(0.19)	30.82
2012	21.70	0.12	1.33	1.45	(0.07)	—	(0.07)	23.08
2011	22.05	0.01	(0.19)	(0.18)	(0.17)	—	(0.17)	21.70
Class I (2/94)
2015	35.50	0.20	0.20	0.40	(0.38)	—	(0.38)	35.52
2014	31.10	0.32	4.31	4.63	(0.23)	—	(0.23)	35.50
2013	23.29	0.19	7.93	8.12	(0.31)	—	(0.31)	31.10
2012	21.99	0.24	1.33	1.57	(0.27)	—	(0.27)	23.29
2011	22.37	0.15	(0.22)	(0.07)	(0.31)	—	(0.31)	21.99

48	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

0.89%	$36,378	1.41%	0.20%	1.32%	0.29%	111%
14.65	39,858	1.42	0.61	1.34	0.69	127
34.93	35,719	1.39	0.40	1.33	0.45	118
7.03	35,633	1.49	0.58	1.28	0.79	140
(0.64)	52,334	1.33	0.27	1.31	0.30	123

0.15	7,379	2.16	(0.55)	2.07	(0.46)	111
13.78	8,066	2.17	(0.14)	2.09	(0.06)	127
33.94	8,042	2.14	(0.35)	2.08	(0.29)	118
6.19	7,855	2.24	(0.17)	2.02	0.05	140
(1.35)	8,957	2.08	(0.48)	2.06	(0.45)	123

0.65	6,942	1.66	(0.04)	1.57	0.05	111
14.35	8,401	1.67	0.37	1.59	0.46	127
34.63	8,401	1.64	0.16	1.58	0.22	118
6.70	9,576	1.74	0.31	1.53	0.52	140
(0.87)	15,310	1.58	0.03	1.56	0.06	123

1.12	67,834	1.16	0.46	1.07	0.55	111
14.95	75,981	1.17	0.86	1.09	0.94	127
35.29	90,212	1.13	0.66	1.08	0.71	118
7.23	106,276	1.24	0.82	1.03	1.03	140
(0.42)	151,409	1.07	0.65	1.06	0.65	123

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

See accompanying notes to financial statements.

Nuveen Investments	49

Financial Highlights (continued)

Small Cap Value

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended October 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (8/94)
2015	$18.55	$0.07	$1.40	$1.47	$(0.07)	$—	$(0.07)	$19.95
2014	16.98	0.05	1.58	1.63	(0.06)	—	(0.06)	18.55
2013	12.63	0.06	4.34	4.40	(0.05)	—	(0.05)	16.98
2012	11.30	0.05	1.28	1.33	—	—	—	12.63
2011	10.26	(0.05)	1.09	1.04	—	—	—	11.30
Class C (2/99)
2015	16.06	(0.07)	1.21	1.14	—	—	—	17.20
2014	14.76	(0.07)	1.37	1.30	—	—	—	16.06
2013	11.02	(0.05)	3.79	3.74	—	—	—	14.76
2012	9.93	(0.04)	1.13	1.09	—	—	—	11.02
2011	9.08	(0.12)	0.97	0.85	—	—	—	9.93
Class R3 (9/01)
2015	18.19	0.02	1.38	1.40	(0.03)	—	(0.03)	19.56
2014	16.65	0.01	1.55	1.56	(0.02)	—	(0.02)	18.19
2013	12.39	0.01	4.27	4.28	(0.02)	—	(0.02)	16.65
2012	11.11	0.02	1.26	1.28	—	—	—	12.39
2011	10.11	(0.07)	1.07	1.00	—	—	—	11.11
Class I (8/94)
2015	19.18	0.12	1.45	1.57	(0.12)	—	(0.12)	20.63
2014	17.55	0.10	1.63	1.73	(0.10)	—	(0.10)	19.18
2013	13.06	0.10	4.48	4.58	(0.09)	—	(0.09)	17.55
2012	11.65	0.08	1.33	1.41	—	—	—	13.06
2011	10.55	(0.02)	1.12	1.10	—	—	—	11.65

50	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

7.95%	$48,656	1.40%	0.32%	1.39%	0.34%	49%
9.61	44,739	1.47	0.25	1.43	0.28	55
34.98	45,225	1.47	0.37	1.46	0.38	56
11.77	32,208	1.58	0.26	1.46	0.39	46
10.14	31,814	1.48	(0.41)	1.46	(0.40)	41

7.10	4,507	2.15	(0.44)	2.14	(0.42)	49
8.81	3,008	2.21	(0.51)	2.18	(0.48)	55
33.94	3,297	2.22	(0.43)	2.20	(0.42)	56
10.98	1,367	2.34	(0.47)	2.21	(0.34)	46
9.36	1,498	2.23	(1.18)	2.21	(1.18)	41

7.62	14,516	1.65	0.07	1.64	0.09	49
9.38	11,530	1.72	0.01	1.68	0.04	55
34.59	8,549	1.72	0.06	1.71	0.07	56
11.52	2,653	1.83	0.01	1.71	0.14	46
9.89	2,246	1.73	(0.66)	1.71	(0.65)	41

8.22	91,044	1.15	0.58	1.14	0.59	49
9.89	71,521	1.22	0.51	1.18	0.54	55
35.34	48,281	1.22	0.64	1.21	0.65	56
12.02	41,444	1.34	0.53	1.21	0.66	46
10.43	48,596	1.21	(0.16)	1.21	(0.16)	41

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

See accompanying notes to financial statements.

Nuveen Investments	51

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

Nuveen Investment Funds, Inc. (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Dividend Value Fund (“Dividend Value”), Nuveen Mid Cap Value Fund (“Mid Cap Value”) and Nuveen Small Cap Value Fund (“Small Cap Value”), (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was incorporated in the State of Maryland on August 20, 1987.

The end of the reporting period for the Funds is October 31, 2015, and the period covered by these Notes to Financial Statements is the fiscal year ended October 31, 2015 (the “current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Investment Objectives and Principal Investment Strategies

Dividend Value’s investment objective is long-term growth of capital and income. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities. In selecting securities, the Sub-Adviser will invest in companies that it believes have the ability to pay above average dividends and finance expected growth and are trading at attractive valuations. The Fund will attempt to maintain a dividend that will grow over time. As a result, higher-yielding equity securities will generally represent the core holdings of the Fund. However, the Fund also may invest in lower-yielding, higher-growth equity securities if the Sub-Adviser believes they will help balance the portfolio. The Fund’s equity securities include common stocks, convertible preferred stocks, and corporate debt securities that are convertible into common stocks. All such equity securities will provide current income at the time of purchase. The Fund invests in convertible securities in pursuit of both long-term growth of capital and income. The securities’ conversion features provide long-term growth potential, while interest payments on the securities provide income. The Fund may invest in convertible securities without regard to their ratings, and therefore may hold convertible securities which are rated lower than investment grade.

Mid Cap Value’s investment objective is capital appreciation. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in common stocks of mid-capitalization companies. Mid-capitalization companies are defined as companies that have market capitalizations within the market capitalization range of the companies in the Russell Midcap® Index on the last business day of the month in which its most recent reconstitution was completed. Reconstitution of the index currently is completed in June of each year. On June 30, 2014, the range was $1.6 billion to $29.9 billion. In selecting stocks, the Sub-Adviser invests in companies that it believes are undervalued relative to other companies in the same industry or market, exhibit good or improving fundamentals, and exhibit an identifiable catalyst that could close the gap between market value and fair value over the next one to two years.

Small Cap Value’s investment objective is capital appreciation. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in common stocks of small-capitalization companies. Small capitalization companies are defined as companies that have market capitalizations within the market capitalization range of the companies in the Russell 2000® Index on the last business day of the month in which its most recent reconstitution was completed. Reconstitution of the index currently is completed in June of each year. On June 30, 2014, the range was $143 million to $4.51 billion.

Each Fund may invest up to 15% of its total assets in non-dollar denominated equity securities of non-U.S. issuers. In addition, each Fund may invest up to 25% of its assets, collectively, in non-dollar denominated equity securities of non-U.S. issuers and in dollar-denominated equity securities of non-U.S. issuers that are either listed on a U.S. stock exchange or represented by depositary receipts that may or may not be sponsored by a domestic bank. Up to 15% of the Fund’s total assets may be invested in equity securities of emerging market issuers. Each Fund may utilize options, futures contracts, options on futures contracts and forward foreign currency exchange contracts (“derivatives”). Each Fund may use these derivatives to manage market or business risk, enhance each Fund’s return, or hedge against adverse movements in currency exchange rates.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

52	Nuveen Investments

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments, net of lending agent fees.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared and distributed to shareholders annually (except for Dividend Value, which are declared and distributed to shareholders quarterly). Net realized gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Sub-transfer agent fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative net assets.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

Nuveen Investments	53

Notes to Financial Statements (continued)

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange (“NYSE”), which may represent a transfer from a Level 1 to a Level 2 security.

Investments in investment companies are valued at their respective NAVs on the valuation date and are generally classified as Level 1.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Funds’ shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds’ NAV is determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Funds’ Board of Directors (the “Board”). These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market

54	Nuveen Investments

conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Dividend Value	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$1,390,729,364	$—	$—	$1,390,729,364
Investments Purchased with Collateral from Securities Lending	206,759,602	—	—	206,759,602
Short-Term Investments:
Money Market Funds	7,948,804	—	—	7,948,804
Total	$1,605,437,770	$—	$—	$1,605,437,770

Mid Cap Value
Long-Term Investments*:
Common Stocks	$117,398,593	$—	$—	$117,398,593
Investments Purchased with Collateral from Securities Lending	36,604,905	—	—	36,604,905
Short-Term Investments:
Money Market Funds	993,541	—	—	993,541
Total	$154,997,039	$—	$—	$154,997,039

Small Cap Value
Long-Term Investments*:
Common Stocks	$152,793,111	$—	$—	$152,793,111
Investments Purchased with Collateral from Securities Lending	33,567,177	—	—	33,567,177
Short-Term Investments:
Money Market Funds	8,891,955	—	—	8,891,955
Total	$195,252,243	$—	$—	$195,252,243
*	Refer to the Fund’s Portfolio of Investments for industry classifications.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely- traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

Nuveen Investments	55

Notes to Financial Statements (continued)

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because their currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) foreign currency, (ii) investments, (iii) investments in derivatives and (iv) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Securities Lending

In order to generate additional income, the Funds may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks or other institutions. When loaning securities, the Funds retain the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The Funds also have the ability to recall the securities on loan at any time.

The Funds’ policy is to receive, at the inception of a loan, cash collateral equal to at least 102% of the value of securities loaned, which is recognized as “Payable for collateral from securities lending program” on the Statement of Assets and Liabilities. Collateral for securities on loan is invested in a money market fund, which is recognized as “Investments purchased with collateral from securities lending, at value” on the Statement of Assets and Liabilities. The market value of the securities loaned is determined at the close of each business day in order to determine the adequacy of the collateral. If the value of the securities on loan increases such that the level of collateralization falls below 100%, additional collateral is received from the borrower on the next business day, which is recognized as “Due from broker” on the Statement of Assets and Liabilities.

Securities out on loan are subject to termination at any time at the option of the borrower or the Funds. Upon termination, the borrower is required to return to the Funds securities identical to the securities loaned. Generally, in the event the borrower defaults on its obligation to return the loaned securities, the Funds have the right to use the collateral to acquire identical securities. In the event the Funds are delayed or prevented from exercising its right to dispose of the collateral, there may be a loss to the Funds. Under the Funds’ securities lending agreement, however, the securities lending agent has indemnified the Funds against losses resulting from borrower default, except to the extent that those losses result from a decrease in the value of the collateral due to its investment by the Funds. The Funds bear the risk of loss with respect to the investment of collateral.

The Funds’ custodian, U.S. Bank National Association, serves as their securities lending agent. Each Fund pays the custodian a fee based on its proportional share of the custodian’s expense of operating its securities lending program. Income earned from the securities lending program is paid to the Funds, net of any fees paid. Income from securities lending, net of fees paid, is recognized as “Securities lending income, net” on the Statement of Operations.

The following table presents the securities out on loan for the Funds, and the collateral delivered related to those securities, as of the end of the reporting period.

Fund	Asset Class out on Loan	Long-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Dividend Value	Common Stocks	$198,557,778	$(198,557,778)	$—
Mid Cap Value	Common Stocks	34,925,339	(34,925,339)	—
Small Cap Value	Common Stocks	32,322,395	(32,322,395)	—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the securities out on loan. Refer to the Fund’s Portfolio of Investments for details on the securities out on loan.

56	Nuveen Investments

Securities lending fees paid by each Fund during the current fiscal period were as follows:

	Dividend Value	Mid Cap Value	Small Cap Value
Securities lending fees paid	$24,387	$4,425	$22,248

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Year Ended 10/31/15		Year Ended 10/31/14
Dividend Value	Shares	Amount	Shares	Amount
Shares sold:
Class A	2,424,656	$39,498,173	4,089,137	$69,319,765
Class A – automatic conversion of Class B Shares	—	—	61,967	1,087,081
Class B – exchanges	—	—	4,880	81,167
Class C	309,435	5,036,236	892,598	14,929,926
Class R3	734,617	11,943,772	965,275	16,345,358
Class R6	315,607	5,276,030	124,270	2,113,781
Class I	6,957,058	114,678,800	12,340,055	211,881,409
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,810,421	28,853,242	2,615,513	42,679,523
Class B	—	—	6,727	107,534
Class C	265,889	4,176,547	353,908	5,682,790
Class R3	232,274	3,692,283	274,621	4,470,108
Class R6	293,862	4,731,582	408,485	6,732,902
Class I	3,487,027	56,097,243	4,592,206	75,521,447
	16,830,846	273,983,908	26,729,642	450,952,791
Shares redeemed:
Class A	(5,926,661)	(96,466,967)	(7,059,831)	(120,561,840)
Class B	—	—	(20,202)	(340,226)
Class B – automatic conversion to Class A Shares	—	—	(62,705)	(1,087,081)
Class C	(939,209)	(15,092,734)	(849,312)	(14,168,207)
Class R3	(1,049,386)	(17,076,854)	(628,622)	(10,608,118)
Class R6	(635,972)	(10,727,069)	(767,079)	(13,434,118)
Class I	(19,092,966)	(312,324,710)	(14,157,573)	(242,578,668)
	(27,644,194)	(451,688,334)	(23,545,324)	(402,778,258)
Net increase (decrease)	(10,813,348)	$(177,704,426)	3,184,318	$48,174,533

Nuveen Investments	57

Notes to Financial Statements (continued)

	Year Ended 10/31/15		Year Ended 10/31/14
Mid Cap Value	Shares	Amount	Shares	Amount
Shares sold:
Class A	80,414	$2,851,498	123,774	4,118,093
Class A – automatic conversion of Class B Shares	—	—	31,025	1,063,278
Class B	—	—	—	—
Class C	13,059	447,157	19,422	635,355
Class R3	32,371	1,151,229	46,042	1,520,496
Class I	111,344	3,981,183	250,328	8,299,265
Shares issued to shareholders due to reinvestment of distributions:
Class A	9,129	328,561	5,453	178,246
Class B	—	—	—	—
Class C	261	9,039	—	—
Class R3	1,330	47,658	708	23,054
Class I	7,192	259,290	8,333	272,817
	255,100	9,075,615	485,085	16,110,604
Shares redeemed:
Class A	(188,525)	(6,729,568)	(185,664)	(6,166,307)
Class B	—	—	(8,608)	(266,059)
Class B – automatic conversion to Class A Shares	—	—	(33,048)	(1,063,278)
Class C	(33,626)	(1,156,437)	(51,490)	(1,640,918)
Class R3	(75,285)	(2,671,845)	(80,375)	(2,654,259)
Class I	(349,402)	(12,586,488)	(1,018,843)	(34,381,867)
	(646,838)	(23,144,338)	(1,378,028)	(46,172,688)
Net increase (decrease)	(391,738)	$(14,068,723)	(892,943)	$(30,062,084)

	Year Ended 10/31/15		Year Ended 10/31/14
Small Cap Value	Shares	Amount	Shares	Amount
Shares sold:
Class A	463,591	$9,062,521	340,128	$6,160,911
Class C	113,427	1,912,427	59,385	939,639
Class R3	318,020	6,035,655	343,394	6,069,984
Class I	1,452,674	29,347,026	2,007,566	37,336,600
Shares issued to shareholders due to reinvestment of distributions:
Class A	8,762	167,348	8,667	156,692
Class C	—	—	—	—
Class R3	836	15,678	611	10,859
Class I	18,596	366,519	10,516	196,130
	2,375,906	46,907,174	2,770,267	50,870,815
Shares redeemed:
Class A	(445,277)	(8,535,603)	(600,505)	(10,828,978)
Class C	(38,815)	(646,389)	(95,436)	(1,475,184)
Class R3	(210,587)	(3,994,821)	(223,393)	(3,965,698)
Class I	(787,140)	(15,758,817)	(1,040,269)	(19,514,660)
	(1,481,819)	(28,935,630)	(1,959,603)	(35,784,520)
Net increase (decrease)	894,087	$17,971,544	810,664	$15,086,295

5. Investment Transactions

Long-term purchases and sales (excluding investments purchased with collateral from securities lending) during the current fiscal period were as follows:

	Dividend Value	Mid Cap Value	Small Cap Value
Purchases	$834,100,347	$138,340,795	$79,371,662
Sales	1,101,757,211	152,816,353	64,830,172

58	Nuveen Investments

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of October 31, 2015, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Dividend Value	Mid Cap Value	Small Cap Value
Cost of investments	$1,244,457,807	$147,326,846	$176,433,068
Gross unrealized:
Appreciation	374,629,907	13,093,525	24,619,425
Depreciation	(13,649,944)	(5,423,332)	(5,800,250)
Net unrealized appreciation (depreciation) of investments	$360,979,963	$7,670,193	$18,819,175

Permanent differences, primarily due to the federal taxes paid, foreign currency transactions, real estate investment trust adjustments, tax equalization, investments in partnerships, deemed dividend due to corporate actions and tax basis earnings and profits adjustments, resulted in reclassifications among the Funds’ components of net assets as of October 31, 2015, the Funds’ tax year end, as follows:

	Dividend Value	Mid Cap Value	Small Cap Value
Capital paid-in	$9,675,997	$122,987	$53,751
Undistributed (Over-distribution of) net investment income	7,538,648	(1)	140
Accumulated net realized gain (loss)	(17,214,645)	(122,986)	(53,891)

The tax components of undistributed net ordinary income and net long-term capital gains as of October 31, 2015, the Funds’ tax year end, were as follows:

	Dividend Value	Mid Cap Value	Small Cap Value
Undistributed net ordinary income[1]	$4,828,860	$435,441	$356,381
Undistributed net long-term capital gains	93,084,750	3,465,463	2,861,604
[1]	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended October 31, 2015 and October 31, 2014, was designated for purposes of the dividends paid deduction as follows:

2015	Dividend Value	Mid Cap Value	Small Cap Value
Distributions from net ordinary income[2]	$34,828,160	$1,190,076	$624,998
Distributions from net long-term capital gains	109,864,663	—	—

2014	Dividend Value	Mid Cap Value	Small Cap Value
Distributions from net ordinary income[2]	$54,285,008	$858,059	$451,461
Distributions from net long-term capital gains	147,801,544	—	—
[2]	Net ordinary income consists of net taxable income derived from dividends, interest, net short-term capital gains and current year earnings and profits attributable to realized gains, if any.

Nuveen Investments	59

Notes to Financial Statements (continued)

As of October 31, 2015, the Funds’ tax year end, the following Fund had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by the Fund.

Dividend[3] Value
Expiration:
October 31, 2016	$4,135,445
Not subject to expiration	—
Total	$4,135,445
[3]	A portion of Dividend Value’s capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.

During the Funds’ tax year ended October 31, 2015, the Funds utilized capital loss carryforwards as follows:

	Dividend Value	Mid Cap Value	Small Cap Value
Utilized capital loss carryforwards	$4,135,445	$6,496,564	$7,516,774

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Net Assets	Dividend Value	Mid Cap Value	Small Cap Value
For the first $125 million	0.6000%	0.7000%	0.7000%
For the next $125 million	0.5875	0.6875	0.6875
For the next $250 million	0.5750	0.6750	0.6750
For the next $500 million	0.5625	0.6625	0.6625
For the next $1 billion	0.5500	0.6500	0.6500
For net assets over $2 billion	0.5250	0.6250	0.6250

60	Nuveen Investments

The annual complex-level fee, payable monthly, for each Fund is determined by taking the complex-level fee rate, which is based on the aggregate amount of “eligible assets” of all Nuveen funds as set forth in the schedule below, and making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund’s assets that are not “eligible assets.” The complex level fee schedule for each Fund is as follows:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of October 31, 2015, the complex-level fee rate for each Fund was as follows:

Fund	Complex-Level Fee
Dividend Value	0.1909%
Mid Cap Value	0.2000
Small Cap Value	0.1858

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of Mid Cap Value and Small Cap Value so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table.

Fund	Expense Cap		Expense Cap Expiration Date
Mid Cap Value	1.05	%*	September 30, 2016
Small Cap Value	1.15		September 30, 2016
*	Effective May 14, 2015, the Fund’s Expense Cap changed from 1.09% to 1.05%.

The Trust pays no compensation directly to those of its directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the current fiscal period Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Dividend Value	Mid Cap Value	Small Cap Value
Sales charges collected (Unaudited)	$228,784	$20,785	$54,910
Paid to financial intermediaries (Unaudited)	203,392	18,329	48,886

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Dividend Value	Mid Cap Value	Small Cap Value
Commission advances (Unaudited)	$58,049	$4,125	$19,004

Nuveen Investments	61

Notes to Financial Statements (continued)

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

	Dividend Value	Mid Cap Value	Small Cap Value
12b-1 fees retained (Unaudited)	$57,544	$5,626	$8,845

The remaining 12b-1 fees charged were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period as follows:

	Dividend Value	Mid Cap Value	Small Cap Value
CDSC retained (Unaudited)	$5,546	$4,138	$824

8. Borrowing Arrangements

The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), established a 364-day, $2.53 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include any of the Funds covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, including all of the Funds covered by this shareholder report, along with a number of Nuveen closed-end funds. The credit facility expires in July 2016 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, the Funds did not utilize this facility.

9. Subsequent Events

Change in Contingent Deferred Sales Charge (CDSC) Schedule

Effective November 1, 2015, shareholders purchasing $1 million or more of Class A Shares at NAV without an up-front sales charge will be assessed a CDSC of 1.00% on any shares redeemed within eighteen months of purchase, unless the redemption is eligible for a CDSC reduction or waiver as specified in the Funds’ statement of additional information.

62	Nuveen Investments

Additional

Fund Information (Unaudited)

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Nuveen Asset Management, LLC 333 West Wacker Drive Chicago, IL 60606	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL 60606 Custodian U.S. Bank National Association Milwaukee, WI 53202	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Distribution Information: The Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and their percentages as qualified dividend income (“QDI”) for individuals under Section 1 (h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

	Dividend Value	Mid Cap Value	Small Cap Value
% QDI	100%	79%	100%
% DRD	91%	67%	100%

Long-Term Capital Gain Distributions: The Funds hereby designate as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852 (b)(3), the amount shown in the accompanying table or, if greater, the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended October 31, 2015:

	Dividend Value	Mid Cap Value	Small Cap Value
Long-term capital gain dividends	$121,423,994	$122,997	$53,763

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Nuveen Investments	63

Glossary of Terms

Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested distributions and capital gains, if any) over the time period being considered.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper Equity Income Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Equity Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.

Lipper Mid-Cap Value Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Mid-Cap Value Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.

Lipper Small-Cap Value Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Small-Cap Value Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.

Market Capitalization: The market capitalization of a company is equal to the number of the company’s common shares outstanding multiplied by the current price of the company’s stock.

MSCI EAFE Index: The MSCI (Morgan Stanley Capital International) EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

MSCI Emerging Markets Index: A free-float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Russell 1000® Index: An unmanaged index, considered representative of large-cap stocks. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Russell 1000® Value Index: An index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Russell 2000® Index: An index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

64	Nuveen Investments

Russell 2000® Value Index: An index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Russell Midcap® Value Index: An index that measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.

Nuveen Investments	65

Trustees

and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of trustees of the Funds. The number of directors of the Funds is currently set at eleven. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustee:
William J. Schneider 1944 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Chairman of Miller-Valentine Partners, a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; owner in several other Miller-Valentine entities; Board Member of Med-America Health System, and WDPR Public Radio Station; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	196
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	196
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since 2012) Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	196
David J. Kundert 1942 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.	196

66	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
John K. Nelson 1962 333 West Wacker Drive Chicago, IL 60606	Trustee	2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	196
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	196
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006), C2 Options Exchange, Incorporated (since 2009) Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	196
Virginia L. Stringer 1944 333 W. Wacker Drive Chicago, IL 60606	Trustee	2011	Board Member, Mutual Fund Directors Forum; non-profit board member; former governance consultant; former Owner and President, Strategic Management Resources, Inc., a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	196
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	196

Nuveen Investments	67

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Interested Trustee:
William Adams IV(2) 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Senior Executive Vice President, Global Structured Products (since 2010); Co-President of Nuveen Fund Advisors, LLC (since 2011); Executive Vice President of Nuveen Securities, LLC; President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago; formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010).	196
Thomas S. Schreier, Jr.(2) 1962 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Member of Board of Governors and Chairman’s Council of the Investment Company Institute; Director of Allina Health and a Member of its Finance, Audit and Investment Committees, formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).	196

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	197
Margo L. Cook 1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Senior Executive Vice President of Nuveen Investments, Inc.; Executive Vice President, Investment Services of Nuveen Fund Advisors, LLC (since 2011); Managing Director – Investment Services of Nuveen Commodities Asset Management, LLC (since 2011); Co-Chief Executive Officer (since 2015); previously, Executive Vice President (2013-2015) of Nuveen Securities, LLC; Chartered Financial Analyst.	197
Lorna C. Ferguson 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	197

68	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	197
Sherri A. Hlavacek 1962 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2015	Executive Vice President (since May 2015, formerly, Managing Director) and Controller of Nuveen Fund Advisors, LLC; Managing Director and Controller of Nuveen Commodities Asset Management, LLC; Executive Vice President (since May 2015, formerly, Managing Director), Treasurer and Controller of Nuveen Asset Management, LLC; Executive Vice President, Principal Financial Officer (since July 2015, formerly, Managing Director), Treasurer and Corporate Controller of Nuveen Investments, Inc.; Executive Vice President (since May 2015, formerly, Managing Director), Treasurer and Corporate Controller of Nuveen Investments Advisers Inc. and Nuveen Investments Holdings, Inc.; Managing Director, Chief Financial Officer and Corporate Controller of Nuveen Securities, LLC; Vice President, Controller and Treasurer of NWQ Investment Management Company, LLC; Vice President and Controller of Santa Barbara Asset Management, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC; Certified Public Accountant.	197
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc.	197
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President of Nuveen Investments Holdings, Inc. and Nuveen Securities, LLC	197
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary, Nuveen Investments, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.	197
Kathleen L. Prudhomme 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	197
Joel T. Slager 1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	197

Nuveen Investments	69

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Jeffery M. Wilson 1956 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Securities, LLC (since 2011); formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	108

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. Ms. Stringer will retire from the Board as of December 31, 2015. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	“Interested persons” of the Trust, as defined in the 1940 Act, by reason of their positions with Nuveen and certain of its subsidiaries.
(3)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

70	Nuveen Investments

Annual Investment Management Agreement

Approval Process (Unaudited)

The Board of Directors of each Fund (each, a “Board” and each Director, a “Board Member”), including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for overseeing the performance of the investment adviser and sub-adviser to the respective Fund and determining whether to continue such Fund’s advisory agreement (the “Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and the sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Investment Management Agreement, the “Advisory Agreements”) between the Adviser and Nuveen Asset Management, LLC (the “Sub-Adviser”). Following an initial term with respect to each Fund upon its commencement of operations, the Board is required to consider the continuation of the Advisory Agreements on an annual basis pursuant to the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”). Accordingly, at an in-person meeting held on May 11-13, 2015 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the existing Advisory Agreements for the Funds.

In preparation for its considerations at the May Meeting, the Board received in advance of the meeting extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Funds, including, among other things, the nature, extent and quality of services provided by the Adviser and Sub-Adviser (the Adviser and Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser”); Fund performance including performance assessments against peers and the appropriate benchmark(s); fee and expense information of the Funds compared to peers; a description and assessment of shareholder service levels for the Funds; a summary of the performance of certain service providers; a review of product initiatives and shareholder communications; and profitability information of the Fund Advisers as described in further detail below. As part of its annual review, the Board also held a separate meeting on April 14-15, 2015 to review the Funds’ investment performance and consider an analysis by the Adviser of the Sub-Adviser which generally evaluated the Sub-Adviser’s investment team, investment mandate, organizational structure and history, investment philosophy and process, and the performance of the Funds, and any significant changes to the foregoing. During the review, the Independent Board Members asked questions of and requested additional information from management.

The Board considered that the evaluation process with respect to the Fund Advisers is an ongoing process that encompassed the information and knowledge gained throughout the year. The Board, acting directly or through its committees, met regularly during the course of the year and received information and considered factors at each meeting that would be relevant to its annual consideration of the Advisory Agreements, including information relating to Fund performance; Fund expenses; investment team evaluations; and valuation, compliance, regulatory and risk matters. In addition to regular reports, the Adviser provided special reports to the Board to enhance the Board’s understanding on topics that impact some or all of the Nuveen funds and the Adviser (such as presentations on risk and stress testing; the new governance, risk and compliance system; cybersecurity developments; Nuveen fund accounting and reporting matters; regulatory developments impacting the investment company industry and the business plans or other matters impacting the Adviser). The Board also met with key investment personnel managing certain Nuveen fund portfolios during the year.

The Board had created several standing committees including the Open-End Funds Committee and the Closed-End Funds Committee to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of closed-end and open-end funds. These Committees met prior to each quarterly Board meeting, and the Adviser provided presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

The Board also continued its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Independent Board Members made site visits to multiple equity and fixed-income investment teams of the Sub-Adviser in June 2014.

The Board considered the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Advisory Agreements. The Independent Board Members also were assisted throughout the process by independent legal counsel. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. The Independent Board Members also received a memorandum from independent legal counsel outlining the legal standards for their consideration of the proposed continuation of the Advisory Agreements. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and Fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board took into account all factors it believed relevant with respect to each Fund, including, among other things: (a) the nature, extent and quality of the services provided by the Fund Advisers; (b) the investment performance of the Funds and Fund Advisers; (c) the advisory fees and costs of the

Nuveen Investments	71

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

services to be provided to the Funds and the profitability of the Fund Advisers; (d) the extent of any economies of scale; (e) any benefits derived by the Fund Advisers from the relationship with the Funds; and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Advisory Agreements of each Fund. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to each respective Fund. The Board reviewed information regarding, among other things, each Fund Adviser’s organization and business, the types of services that each Fund Adviser or its affiliates provided to the Funds, the performance record of the Funds (as described in further detail below), and any initiatives that had been undertaken on behalf of the open-end product line. The Board recognized the high quality of services the Adviser had provided to the Funds over the years and the conscientiousness with which the Adviser provided these services. The Board also considered the improved capital structure of Nuveen Investments, Inc. (“Nuveen”) (the parent of the Adviser) following the acquisition of Nuveen by TIAA-CREF in 2014 (the “TIAA-CREF Transaction”).

With respect to the services, the Board noted the Funds were registered investment companies that operated in a regulated industry and considered the myriad of investment management, administrative, compliance, oversight and other services the Adviser provided to manage and operate the Funds. Such services included, among other things: (a) product management (such as analyzing ways to better position a Nuveen fund in the marketplace, setting dividends; maintaining relationships to gain access to distribution platforms; and providing shareholder communications); (b) fund administration (such as preparing tax returns and other tax compliance services, preparing regulatory filings and shareholder reports; managing fund budgets and expenses; overseeing a fund’s various service providers and supporting and analyzing new and existing funds); (c) Board administration (such as supporting the Board and its committees, in relevant part, by organizing and administering the Board and committee meetings and preparing the necessary reports to assist the Board in its duties); (d) compliance (such as monitoring adherence to a fund’s investment policies and procedures and applicable law; reviewing the compliance program periodically and developing new policies or updating existing compliance policies and procedures as considered necessary or appropriate; responding to regulatory requests; and overseeing compliance testing of the funds’ sub-advisers); (e) legal support (such as preparing or reviewing fund registration statements, proxy statements and other necessary materials; interpreting regulatory requirements and compliance thereof; and maintaining applicable registrations); and (f) investment services (such as overseeing and reviewing the funds’ sub-advisers and their investment teams; analyzing performance of the funds; overseeing investment and risk management; evaluating brokerage transactions and securities lending, overseeing the daily valuation process for portfolio securities and developing and recommending valuation policies and methodologies and changes thereto; reporting to the Board on various matters including performance, risk and valuation; and participating in fund development, leverage management, and the developing or interpreting of investment policies and parameters).

In its review, the Board considered information highlighting the various initiatives that the Adviser had implemented or continued during the last year to enhance its services to the Nuveen funds. The Board recognized that some of these initiatives are a result of a multi-year process. In reviewing the activities of 2014, the Board recognized the Adviser’s continued focus on fund rationalization for open-end funds through mergers, fund closures or repositioning the funds in seeking to enhance shareholder value, reduce costs, improve performance, eliminate fund overlap and better meet shareholder needs. The Board noted the Adviser’s investment in additional staffing to strengthen and improve its services to the Nuveen funds, including with respect to risk management and valuation. The Board recognized that expanding the depth and range of its risk oversight activities had been a major priority for the Adviser in recent years, and the Adviser continued to add to the risk management team, develop additional risk management programs and create committees or other teams designated to oversee or evaluate certain risks, such as liquidity risk, enterprise risk, investment risk and cybersecurity risk. The Adviser had also continued to add to the valuation team, launched its centralized securities valuation system which is intended to provide for uniform pricing and reporting across the complex as the system continues to develop, continued to refine its valuation analysis and updated related policies and procedures and evaluated and assessed pricing services. The Board considered the Adviser’s ongoing investment in information technology and operations and the various projects of the information technology team to support the continued growth and complexity of the Nuveen funds and increase efficiencies in their operations. The Board also recognized the Adviser’s strong commitment to compliance and reviewed information reflecting the compliance group’s ongoing activities to enhance its compliance system and refine its compliance procedures as well as the Chief Compliance Officer’s report regarding the compliance team, the initiatives the team had undertaken in 2014 and proposed for 2015, the compliance functions and reporting process, the record of compliance with the policies and procedures and its supervision activities of other service providers.

With respect to the open-end fund product line, the Adviser had also, among other things: developed new funds in seeking to enhance the product line; enhanced the reporting to the Board and its committees regarding payments to intermediaries; and continued to explore opportunities for potential funds.

As noted, the Adviser also oversees the Sub-Adviser who primarily provides the portfolio advisory services to the Funds. The Board recognized the skill and competency of the Adviser in monitoring and analyzing the performance of the Sub-Adviser and managing the sub-advisory relationship. In considering the Sub-Advisory Agreements and supplementing its prior knowledge, the Board considered a current report provided by the Adviser

72	Nuveen Investments

analyzing, among other things, the Sub-Adviser’s investment team and changes thereto, investment approach, organization and history, and assets under management, and the investment performance of each Fund.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the Funds under each respective Advisory Agreement were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

The Board, including the Independent Board Members, considered the performance history of each Fund over various time periods. The Board reviewed reports, including an analysis of the Funds’ performance and the applicable investment team. The Board reviewed, among other things, each Fund’s investment performance both on an absolute basis and in comparison to peer funds (the “Performance Peer Group”) and to recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2014, as well as performance information reflecting the first quarter of 2015. In its review, the Board noted that it also reviewed Fund performance results at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data.

•	The performance data reflected a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

•	Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme had the ability to disproportionately affect long-term performance.

•	The investment experience of a particular shareholder in a fund would vary depending on when such shareholder invested in the fund, the class held (if multiple classes are offered in the fund) and the performance of the fund (or respective class) during that shareholder’s investment period.

•	Open-end funds offer multiple classes and the performance data provided for open-end funds was based on Class A shares. The performance of the other classes of a fund, however, should be substantially similar on a relative basis because all of the classes would be invested in the same portfolio of securities and differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class.

•	The Board recognized that the funds in the Performance Peer Group may differ somewhat from the Nuveen fund with which it is being compared and due to these differences, performance comparisons between certain of the Nuveen funds and their Performance Peer Groups may be inexact and the relevancy limited. The Board considered that management had classified the Performance Peer Group as low, medium and high in relevancy. The Board took the analysis of the relevancy of the Performance Peer Group into account when considering the comparative performance data. The Board also considered comparative performance of an applicable benchmark. While the Board was cognizant of the relative performance of a Fund’s peer set and/or benchmark(s), the Board evaluated Fund performance in light of the respective Fund’s investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the Fund with its peers and/or benchmarks result in differences in performance results.

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board is aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser manages the fund and knowing the fund’s fee structure.

In considering the performance data, the Independent Board Members noted the following with respect to the Funds:

For Nuveen Dividend Value Fund (the “Dividend Value Fund”), the Board noted that, although the Fund underperformed its benchmark in the one-, three- and five-year periods, the Fund ranked in its Performance Peer Group in the third quartile in the one-year period, the first quartile in the three-year period and the second quartile in the five-year period.

For Nuveen Mid Cap Value Fund (the “Mid Cap Value Fund”), the Board noted that, although the Fund ranked in its Performance Peer Group in the fourth quartile in the five-year period and underperformed its benchmark in the one-, three- and five-year periods, the Fund ranked in the third quartile in the one- and three-year periods.

For Nuveen Small Cap Value Fund (the “Small Cap Value Fund”), the Board noted that the Fund ranked in its Performance Peer Group in the second quartile in the one-year period, the third quartile in the three-year period and the first quartile in the five-year period. The Fund also outperformed its benchmark in the one-, three- and five-year periods.

Based on their review, the Independent Board Members determined that each Fund’s investment performance had been satisfactory.

Nuveen Investments	73

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and other fees and expenses of each Fund (expressed as a percentage of average net assets) in absolute terms and in comparison to the fee and expense levels of a comparable universe of funds (the “Peer Universe”) and, with respect to open-end funds, to a more focused subset in the Peer Universe (the “Peer Group”), each selected by an independent third-party fund data provider. The Independent Board Members reviewed the methodology regarding the construction of the Peer Universe and Peer Group for each Fund. The Board reviewed, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the average and median fee and expense levels of the Peer Universe and/or Peer Group. The Board noted that the net total expense ratios paid by investors in the Funds were the most representative of an investor’s net experience. The Board Members also considered any fee waivers and/or expense reimbursement arrangements currently in effect for the Funds.

In reviewing the comparative fee and expense information, the Independent Board Members recognized that various factors such as the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; the timing of information used; and differences in services provided can impact the comparative data limiting the usefulness of the data to help make a conclusive assessment of the Funds’ fees and expenses.

In reviewing the fee schedule for a fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. In reviewing the reports, the Board noted that the majority of the Nuveen funds had a net expense ratio near or below their peer average.

The Independent Board Members recognized that the Dividend Value Fund had a slightly higher net management fee than its peer average but a net expense ratio that was in line with its peer average; the Mid Cap Value Fund had a net expense ratio slightly higher than its peer average, but a net management fee that was in line with its peer average; and the Small Cap Value Fund had a net management fee and a net expense ratio that were in line with its peer averages.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board considered information regarding the fees a Fund Adviser assessed to the Nuveen funds compared to that of other clients as described in further detail below. With respect to non-municipal funds, such other clients of the Adviser and/or its affiliated sub-advisers may include: separately managed accounts (such as retail, institutional or wrap accounts), hedge funds, other investment companies that are not offered by Nuveen but are sub-advised by one of Nuveen’s affiliated sub-advisers, foreign investment companies offered by Nuveen, and collective investment trusts.

The Board recognized that each Fund had an affiliated sub-adviser and therefore the overall Fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the Sub-Adviser. In reviewing the nature of the services provided by the Adviser, including through its affiliated sub-advisers, the Board considered the range of advisory fee rates for retail and institutional managed accounts advised by Nuveen-affiliated sub-advisers. The Board also reviewed, among other things, the average fee the affiliated sub-advisers assessed such clients as well as the range of fee rates assessed to the different types of clients (such as retail, institutional and wrap accounts as well as non-Nuveen funds) applicable to such sub-advisers.

In reviewing the comparative information, the Board also reviewed information regarding the differences between the Funds and the other clients, including differences in services provided, investment policies, investor profiles, compliance and regulatory requirements and account sizes. The Board recognized the breadth of services necessary to operate a registered investment company (as described above) and that, in general terms, the Adviser provided the administrative and other support services to the Funds and, although the Sub-Adviser may provide some of these services, the Sub-Adviser essentially provided the portfolio management services. In general, the Board noted that higher fee levels reflected higher levels of service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. The Independent Board Members considered the differences in structure and operations of separately managed accounts and hedge funds from registered funds and noted that the range of day-to-day services was not generally of the breadth required for the registered funds. Many of the additional administrative services provided by the Adviser were not required for institutional clients or funds sub-advised by a Nuveen-affiliated sub-adviser that were offered by other fund groups. The Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may vary due to, among other things, differences in the

74	Nuveen Investments

client base, governing bodies, operational complexities and services covered by the management fee. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believed such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed, among other things, the adjusted operating margins for Nuveen for the last two calendar years, the revenues, expenses, net income (pre-tax and after-tax) and net revenue margins (pre-tax and after-tax) of Nuveen’s managed fund advisory activities for the last two calendar years, the allocation methodology used by Nuveen in preparing the profitability data and a history of the adjustments to the methodology due to changes in the business over time. The Independent Board Members also reviewed the revenues, expenses, net income (pre-tax and after-tax) and revenue margin (pre-tax and post-tax) of the Adviser and, as described in further detail below, each affiliated sub-adviser for the 2014 calendar year. In reviewing the profitability data, the Independent Board Members noted the subjective nature of cost allocation methodologies used to determine profitability as other reasonable methods could also have been employed but yield different results. The Independent Board Members reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2014. The Independent Board Members recognized that Nuveen’s net revenue margin from advisory activities for 2014 was consistent with 2013. The Independent Board Members also considered the profitability of Nuveen in comparison to the adjusted operating margins of other investment advisers with publicly available data and with comparable assets under management (based on asset size and asset composition) to Nuveen. The Independent Board Members noted that Nuveen’s adjusted operating margins appeared to be reasonable in relation to such other advisers. The Independent Board Members, however, recognized the difficulty of making comparisons of profitability from fund investment advisory contracts as the information is not generally publicly available, the information for the investment advisers that was publicly available may not be representative of the industry and various other factors would impact the profitability data such as differences in services offered, business mix, expense methodology and allocations, capital structure and costs, complex size, and types of funds and other accounts managed.

The Independent Board Members noted this information supplemented the profitability information requested and received during the year and noted that two Independent Board Members served as point persons to review the profitability analysis and methodologies employed, and any changes thereto, and to keep the Board apprised of such changes during the year.

The Independent Board Members determined that Nuveen appeared to be sufficiently profitable to operate as a viable investment management firm and to honor its obligations as a sponsor of the Nuveen funds. The Independent Board Members noted the Adviser’s continued expenditures to upgrade its investment technology and increase personnel and recognized the Adviser’s continued commitment to its business to enhance the Adviser’s capacity and capabilities in providing the services necessary to meet the needs of the Nuveen funds as they grow or change over time. The Independent Board Members also noted that the sub-advisory fees for the Nuveen funds are paid by the Adviser, however, the Board recognized that many of the sub-advisers, including the Sub-Adviser, are affiliated with Nuveen. The Independent Board Members also noted the increased resources and support available to Nuveen as well as an improved capital structure as a result of the TIAA-CREF Transaction.

With respect to the Sub-Adviser, the Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2014. The Independent Board Members also reviewed profitability analysis reflecting the revenues, expenses and the revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ended December 31, 2014.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates received or were expected to receive that were directly attributable to the management of a Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds.

Based on their review, the Independent Board Members determined that the Adviser’s and the Sub-Adviser’s level of profitability was reasonable in light of the respective services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Independent Board Members recognized that, as the assets of a particular fund or the Nuveen complex in the aggregate increase over time, economies of scale may be realized, and the Independent Board Members considered the extent to which the funds benefit from such economies of scale. Although the Independent Board Members recognized that economies of scale are difficult to measure, the Board recognized that one method to help ensure the shareholders share in these benefits is to include breakpoints in the management fee schedule reducing fee rates as asset levels grow. The Independent Board Members noted that, subject to certain exceptions, the management fees of the funds in the Nuveen complex are generally comprised of a fund-level component and complex-level component. Each component of the management fee for each Fund included breakpoints to reduce management fee rates of the Fund as the Fund grows and, as described below, as the Nuveen complex grows. In addition to fund-specific breakpoint schedules which reduce the fee rates of a particular fund as its assets increase, the Independent Board Members recognized

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

that the Adviser also passed on the benefits of economies of scale through the complex-wide fee arrangement which reduced management fee rates as assets in the fund complex reached certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflected the notion that some of Nuveen’s costs were attributable to services provided to all its funds in the complex, and therefore all funds benefit if these costs were spread over a larger asset base. The Independent Board Members reviewed the breakpoint and complex-wide schedules and the fee reductions achieved as a result of such structures for the 2014 calendar year.

The Independent Board Members also noted that additional economies of scale were shared with shareholders of the Mid Cap Value Fund and the Small Cap Value Fund through the adoption of temporary expense caps. The Board further noted the proposed reduction in the temporary expense cap for the Mid Cap Value Fund. The Independent Board Members further considered that as part of the TIAA-CREF Transaction, Nuveen agreed, for a period of two years from the date of the closing of the TIAA-CREF Transaction, not to increase contractual management fees for any Nuveen fund and, with respect to funds with expense caps, not to raise expense cap levels for such funds from levels in effect at that time or scheduled to go into effect prior to the closing of the TIAA-CREF Transaction. The commitment would not limit or otherwise affect mergers or liquidations of any funds in the ordinary course.

Based on their review, the Independent Board Members concluded that the current fee structure was acceptable and reflected economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

The Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Funds. In this regard, the Independent Board Members recognized that an affiliate of the Adviser served as the Funds’ principal underwriter and may receive compensation therefore from, among other things, sales charges, distribution fees and shareholder services fees (which included fees received pursuant to any 12b-1 plan). The Independent Board Members therefore took into account, among other things, the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. The Funds’ portfolio transactions are allocated by the Sub-Adviser. Accordingly, the Independent Board Members considered that the Sub-Adviser may benefit from research provided by broker-dealers executing portfolio transactions on behalf of the Funds. With respect to any fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Similarly, the Board recognized that any research received pursuant to soft dollar arrangements by the Sub-Adviser may also benefit the Funds and shareholders to the extent the research enhanced the ability of the Sub-Adviser to manage the Funds. The Independent Board Members noted that the Sub-Adviser’s profitability may be somewhat lower if it had to acquire any such research services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

76	Nuveen Investments

Notes

Nuveen Investments	77

Notes

78	Nuveen Investments

Notes

Nuveen Investments	79

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed more than $220 billion as of September 30, 2015.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MAN-FSTK-1015P        12545-INV-Y-12/16

Mutual Funds

Nuveen Equity Funds

Annual Report October 31, 2015

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class R3	Class R6	Class I

Nuveen Large Cap Growth Opportunities Fund	FRGWX	FAWCX	FLCYX	FLCFX	FIGWX
Nuveen Mid Cap Growth Opportunities Fund	FRSLX	FMECX	FMEYX	FMEFX	FISGX
Nuveen Small Cap Growth Opportunities Fund	FRMPX	FMPCX	FMPYX	—	FIMPX

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Table

of Contents

Nuveen Investments	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

For better or for worse, the financial markets spent most of the past year waiting for the U.S. Federal Reserve (Fed) to end its accommodative monetary policy. The policy has propped up stock and bond markets since the Great Recession, but the question remains: how will markets behave without its influence? This uncertainty was a considerable source of volatility for stock and bond prices for much of 2015, despite the Fed carefully conveying its intention to raise rates slowly and only when the economy shows evidence of readiness.

As was widely expected, the long-awaited Fed rate hike materialized in mid-December. While the move was interpreted as a vote of confidence on the economy’s underlying strength, the Fed emphasized that future rate increases will be gradual and guided by its ongoing assessment of financial conditions. How efficiently the financial markets process the confluence of rising borrowing costs, softer commodity prices, stubbornly low U.S. inflation, and a strong U.S. dollar, against a backdrop of anemic global economic growth, remains to be seen.

Nevertheless, the global recovery continues to be led by the United States. Policy makers in Europe and Japan are deploying their available tools to try to bolster their economies’ fragile growth, while Chinese authorities have stepped up efforts to manage China’s slowdown. With sentiment regarding China growing increasingly bearish and the Fed now working toward normalizing its interest-rate policy, the actions of the world’s central banks remain under intense scrutiny.

In the meantime, asset prices could continue to churn as risks both known and unknown begin to emerge. In times like these, you can look to a professional investment manager with the experience and discipline to maintain the proper perspective on short-term events. And if the daily headlines do concern you, I encourage you to reach out to your financial advisor. Your financial advisor can help you evaluate your investment strategies in light of current events, your time horizon and risk tolerance.

On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

December 21, 2015

4	Nuveen Investments

Portfolio Managers’

Comments

Nuveen Large Cap Growth Opportunities Fund

Nuveen Mid Cap Growth Opportunities Fund

Nuveen Small Cap Growth Opportunities Fund

These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Investments, Inc.

Effective October 5, 2015, David Chalupnik, CFA, was named as a portfolio manager of the Nuveen Large Cap Growth Opportunities Fund. David is the Head of Equities for NAM and has 31 years of financial industry experience. Harold (Hal) Goldstein, and Scott Mullinix, CFA, also continue to serve as portfolio managers for the Fund. Hal and Scott assumed portfolio management responsibilities in 2002 and 2006, respectively.

James (Jim) Diedrich, CFA, will now focus exclusively on leading the Nuveen Mid Cap Growth Opportunities Fund in conjunction with co-managers Hal and Scott. Jim assumed portfolio management responsibilities in 2006. Hal and Scott have been on the management team of the Fund since 2005 and 2006, respectively.

Rob McDougall, CFA, and Jon Loth, CFA, are the portfolio managers for the Nuveen Small Cap Growth Opportunities Fund. Rob assumed portfolio management responsibilities in 2004. Jon has been on the management team for the Fund since 2007.

On the following pages, the portfolio management teams for the Funds discuss economic and market conditions, key investment strategies and the Funds’ performance for the twelve-month reporting period ended October 31, 2015.

What factors affected the U.S. economy and the financial markets during the twelve-month reporting period ended October 31, 2015?

During this reporting period, the U.S. economy continued to expand at a moderate pace. The Federal Reserve (Fed) maintained efforts to bolster growth and promote progress toward its mandates of maximum employment and price stability by holding the benchmark fed funds rate at the record low level of zero to 0.25% that it established in December 2008, a level that remained in place until December 2015 when the Fed increased its benchmark rate to a range of 0.25% to 0.50% (subsequent to the close of this reporting period). At its October 2014 meeting, the Fed announced that it would end its bond-buying stimulus program as of November 1, 2014, after tapering its monthly asset purchases of mortgage-backed and longer-term Treasury securities from the original $85 billion per month to $15 billion per month over the course of seven consecutive meetings (December 2013 through September 2014). In making the announcement, the Fed cited substantial improvement in the labor market as well as sufficient underlying strength in the broader economy to support ongoing progress toward maximum employment in a context of price stability. The Fed also reiterated that it would continue to look at a wide range of factors, including labor market conditions, indicators of inflationary pressures and readings on financial developments, in determining future actions. Additionally, the Fed stated that it would likely maintain the current target range for the fed funds rate for a considerable time, especially if projected inflation continued to run below the Fed’s 2% longer run goal. However, if economic data shows faster progress, the Fed indicated that it could raise the fed funds rate sooner than expected.

The Fed changed its language slightly in December 2014, indicating it would be “patient” in normalizing monetary policy. This shift helped ease investors’ worries that the Fed might raise rates too soon. However, as employment data released early in 2015

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

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Portfolio Managers’ Comments (continued)

continued to look strong, anticipation began building that the Fed could raise its main policy rate as soon as June. As widely expected, after its March meeting the Fed eliminated “patient” from its statement, but also highlighted the policymakers’ less optimistic view of the economy’s overall health as well as downgraded their inflation projections. The Fed’s April meeting seemed to further signal that a June rate hike was off the table. While the Fed attributed the first quarter’s economic weakness to temporary factors, the meeting minutes from April revealed that many Committee members believed the economic data available in June would be insufficient to meet the Fed’s criteria for initiating a rate increase. The June meeting bore out that presumption and the Fed decided to keep the target rate near zero. But the Committee also continued to telegraph the likelihood of at least one rate increase in 2015, which many analysts forecasted for September.

During the September 2015 meeting, the Fed decided to keep the federal funds rate near zero despite broad speculation that it would increase rates. The Committee said it will keep the rate near zero until the economy has seen further improvement toward reaching the Fed’s goals of maximum employment and inflation approaching 2%. This assessment will take into account a wide range of information, including measures of labor market conditions, indicators of inflation pressures and inflation expectations, and readings on financial and international developments. At the Fed’s October 2015 meeting, the Committee again held steady, while opening the door for a potential December rate hike. (The Fed did raise rates at its December meeting, subsequent to the close of this reporting period.)

The U.S. economy proved to be fairly resilient compared to other economies around the globe, boosted by an improving job market, declining gas prices and low mortgage rates. According to the government’s gross domestic product (GDP) “second” estimate, the U.S. economy increased at a 2.1% annualized rate in the third quarter of 2015, compared with increases of 3.9% in the second quarter, 0.6% in the first quarter of 2015 and 2.2% in the fourth quarter 2014. The deceleration in real GDP in the third quarter primarily reflected a downturn in private inventory investment and decelerations in exports, in nonresidential fixed investment, in state and local government spending and in residential fixed investment that were partly offset by a deceleration in imports. The Consumer Price Index (CPI) increased 0.2% essentially unchanged year-over-year as of October 2015. The core CPI (which excludes food and energy) increased 0.2% during the same period, below the Fed’s unofficial longer term inflation objective of 2.0%. As of October 2015, the U.S. unemployment rate was 5.0%, a figure that is also considered “full employment” by some Fed officials. The housing market continued to post consistent gains as of its most recent reading for September 2015. The average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rose 5.5% for the twelve months ended September 2015 (most recent data available at the time this report was prepared).

Meanwhile, a number of issues weighed on economies across the globe including geopolitical turmoil, weak growth overseas and sharply falling oil prices, which were caused by the faltering global economy and OPEC’s refusal to give up market share. Falling oil prices propelled significant appreciation in the U.S. dollar, which hit a multi-year high versus a basket of other major currencies, supported by the confident Fed and weaker data coming out of Europe, Japan and China. In an effort to improve their economic growth, countries across the globe maintained extraordinarily accommodative monetary policies. The European Central Bank (ECB) launched a massive quantitative easing program via a government bond-buying program that pumped more than 1 trillion euros into the weak eurozone economy, while other central banks around the world enacted more than 30 policy easing actions during the first few months of 2015.

Political drama also dominated the news partway through the reporting period, including the escalating tensions over Greece’s debt issues and aggressive policy intervention by the Chinese government to deflate the country’s stock market bubble. In late June, Greece took front and center in world market headlines with defaults on its payments to the International Monetary Fund and threats of a potential exit from the European Monetary Union (EMU). However, by mid-July, Greece had agreed to austerity measures in return for more bailout funds. Meanwhile, after skyrocketing for nearly a year, China’s stock market suddenly shifted gears in June and embarked on a massive sell-off that quickly spilled over to the rest of the world. Investors pulled money out of Chinese stocks despite efforts by China’s government to stem the tide, including further rate cuts, a 1 trillion yuan bond for infrastructure build-out, new regulations surrounding equity purchases and redemptions and the unexpected devaluation of the yuan currency in mid-August. A number of factors helped fuel the sell-off, including weak Chinese economic data and falling commodity prices. By August 2015, oil prices had fallen to their lowest levels of the reporting period with prices for West Texas Intermediate (WTI) crude dipping below the $40/barrel level for a short time. Following the drop, the price of WTI crude reversed course and ended the reporting period around $47/barrel.

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With this backdrop, global volatility spiked across all asset classes during the reporting period. Oil and gas shares, other energy-related stocks and petrocurrencies were hit hard around the world due to dramatically falling commodity prices. In overseas stock markets, news of widespread monetary policy moves across the globe gave equities a boost through May however, in the summer months, renewed fears over China and uncertainty about the Fed’s next move hit markets, spurring a massive global sell-off in August. Overall for the reporting period, international equity markets were collectively much weaker than the U.S. market and ended with flat to negative returns. For example, the MSCI EAFE Index returned -0.07% for the twelve-month reporting period. Emerging market stocks experienced even greater headwinds from the strong U.S. dollar, weak Chinese data, the commodity sell-off and Fed uncertainty, significantly underperforming developed market peers. As measured by the MSCI Emerging Markets Index, this segment ended the period with a -14.53% return.

In the U.S., equities experienced a correction in August 2015 in connection with the above-mentioned factors and dipped again in late September, before rising back to mid-2015 levels in the final month of the reporting period. The S&P 500® Index ended up posting a return of 5.20% for the twelve-month reporting period. However, the positive overall index results masked the more than 40% spread between the return of the best performing sector, consumer discretionary and the worst performing sector, energy, which fell by more than 19%. Larger, more established companies outperformed riskier, smaller-cap stocks, which continued to be hampered by heightened risk aversion and the pending Fed rate tightening, which will remove liquidity from the market. The small-cap segment produced a 0.34% return as measured by the Russell 2000® Index versus a 4.86% return for the larger-cap Russell 1000® Index. Across the capitalization spectrum, growth stocks outperformed value stocks, particularly in the larger-cap area.

Nuveen Large Cap Growth Opportunities Fund

How did the Fund perform during the twelve-month reporting period ended October 31, 2015?

The tables in the Fund Performance and Expense Ratios section of this report provide total returns for the Fund for the one-year, five-year and ten-year periods ended October 31, 2015. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV). The Fund’s Class A Shares at NAV outperformed both the Russell 1000® Growth Index and the Lipper Large-Cap Growth Funds Classification Average during the twelve-month reporting period.

What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance?

The Fund seeks to provide long-term capital appreciation by investing primarily in the common stocks of companies that have market capitalizations of $5 billion or greater at the time of purchase. We start by identifying what we believe are exceptional growth companies with open-ended growth prospects, outstanding financial characteristics and solid management teams. From that highly selective group, we invest in companies where our expectations for earnings growth exceed consensus expectations. For each Fund holding, we develop a proprietary growth thesis. When the growth thesis is validated, we hold or buy more; however, when our growth thesis is not validated, we sell the holding. Although we made individual position changes during the reporting period, our underlying investment strategy remained consistent.

In the midst of volatile market conditions, particularly in the final three months of the reporting period, the Fund was able to outperform both its Russell benchmark and Lipper average. The Fund benefited from strong stock selection and an overweight position in the best-performing sector, consumer discretionary, as well as stock selection in information technology. An underweight position in the energy sector, the worst-performing sector in the index by a significant margin, was also helpful. The Fund had no sectors that detracted in any meaningful way during the reporting period.

With the positive tailwinds provided by significantly lower energy prices and continued improvements in employment and wages, several of the Fund’s consumer-related sector holdings turned in favorable results. For example, coffeehouse chain Starbucks Corporation continued to aid the Fund’s results, benefiting from robust comparable store sales in the United States and strong growth in China. The Starbucks brand continues to gain traction in China despite the overall slowdown in the country’s economy. Also, a position in online retail giant Amazon.com Inc. performed well for the Fund. Earlier in 2015, Amazon separated the quarterly reporting of its cloud-hosting business (Amazon Web Services) from its core e-commerce retail business. Since then, the company has surprised investors with exceptional results in terms of both growth and profitability for Amazon Web Services, and the company’s shares have

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Portfolio Managers’ Comments (continued)

been bid up accordingly. Cruise line operator Royal Caribbean Cruises Ltd. also benefited the Fund’s performance. The company posted solid quarterly numbers, while also benefiting from management’s comments regarding future booking trends and other initiatives. Royal Caribbean has several potential catalysts in play including the benefits of materially lower fuel prices, new ships being introduced in China, potential Cuban itineraries and a generally improving supply-and-demand outlook in the Caribbean, which has been in a state of overcapacity for years.

Also in the consumer discretionary sector, the Fund benefited from a position in athletic footwear and apparel maker Nike Inc., which saw its shares surge to an all-time high later in the reporting period after reporting strong revenue growth and margin expansion during the most recent fiscal quarter. The company, one of the beneficiaries of a worldwide trend toward more leisure-wear clothing, continued to execute well and gain market share. The Nike brand is viewed as one of the strongest, especially among younger consumers across the globe. One of the most important metrics for Nike, future orders, trended much higher due to widespread strength coming from China, Japan, Western Europe and the United States. Rounding out the Fund’s strength in the discretionary sector was a position in Netflix Inc., which engages in the delivery of television shows and movies directly to TVs, computers and mobile devices via the Internet. Netflix reported a strong first-quarter earnings report in April, adding 4.9 million subscribers, which is well above the number added in the same quarter a year ago. The company is benefiting from the shift by millennials and other viewers to watching content on Netflix versus traditional TV. Nearly 40% of TV households in the United States now subscribe to its service, while the company’s subscriber growth overseas is also trending above plan. After its strong run, we trimmed some of our position and Netflix also underwent a seven-for-one stock split in July.

The information technology sector was home to several of the Fund’s top contributors, including two leading developers and distributors of video games, Electronic Arts Inc. and Activision Blizzard Inc. Both companies continue to benefit from a new generation of gaming consoles and the increasing shift toward the digital delivery of games over the internet, which is meaningfully raising their gross margins and free cash flow. Electronic Arts’ management team has done an exceptional job of expanding the reach and profit margin of popular games such as Madden NFL and FIFA, while Activision Blizzard is devoting considerable resources to developing new games that are well received. Both companies have produced stronger-than-expected earnings for several quarters in a row and raised full-year guidance. We believe the outlook for Electronic Arts and Activision Blizzard remains favorable, both in the short term due to their current line-ups, the console cycle and the holiday season, and long term based on the other above-mentioned trends. A position in Visa Inc. also aided results during the reporting period. The company continues to benefit from the secular trend toward plastic as a form of payment, while generating solid volumes and earnings. Shares were further propelled by evidence that both Visa and MasterCard may be allowed to increase their presence in China’s bankcard clearing market after the country’s cabinet issued a decision to open it. In addition, the Fund saw strong results from Palo Alto Networks Inc., which provides comprehensive next-generation firewall protection for enterprise networks covering all desktop, wireless and tablet devices. With the growing number of highly publicized security breaches on enterprise data, Palo Alto Networks is gaining profitable market share and becoming the top-of-mind choice for software security. The company reported strong first-quarter results and raised its guidance during the quarter. Palo Alto Networks is capable of addressing a large portion of the potentially $34 billion security market, which could further drive market share gains if companies continue to prefer its complete platform approach.

Although the Fund’s performance benefited from its underweight position in the energy sector, a sector that was down more than 30% in the Russell 1000® Growth Index, we had two individual holdings underperformed. Dramatically falling oil prices negatively affected our position in Whiting Petroleum Corporation, a company engaged in the exploration and development of crude oil, natural gas and natural gas liquids. Its stock declined even more than the overall sector during the reporting period because of investors’ keen focus on the impact of lower oil prices, capital expenditures and production. We sold out of the Fund’s position in Whiting Petroleum before the end of the reporting period. Shares of energy services company Halliburton Company lagged during the reporting period because of investor concerns over future drilling and completion activity, given the lower oil prices. Halliburton also announced an offer to acquire Baker Hughes Incorporated in a deal that was still subject to regulatory approvals as of the end of the reporting period. Based on the news, we sold Halliburton and established a position in Baker Hughes, which represented an opportunity to ultimately own Halliburton shares at a discounted price. Halliburton is well positioned for the long-term growth in advanced drilling techniques and should benefit from better pricing and synergies once the Baker Hughes acquisition closes, which we believe is likely to take place. We sold our position in Baker Hughes during the reporting period.

In the industrials sector, the Fund experienced weak results from Kirby Corporation, which operates domestic tank barges, transports bulk liquids and services diesel engines. Kirby’s management announced a downward revision to its outlook for both the fourth

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quarter and full-year 2014 in January 2015. The revision was due primarily to headwinds within the company’s land-based diesel engine services segment as a result of the collapse in oil prices and, to a lesser extent, its inland barge business. We eliminated this position partway through the reporting period.

Although the Fund saw strength overall in the information technology sector, its underweight position in technology and software giant Microsoft Corporation, which carries a more than 2% weight in the Russell 1000® Growth Index, was detrimental. The company reported its March quarter in which it beat profit and sales expectations, causing the stock to rebound smartly. Generally speaking and under normal conditions, we tend to position the Fund’s portfolio with underweights to stable, mega-cap companies such as Microsoft which, in our opinion, don’t typically offer exceptional earnings growth prospects. We sold our position in Microsoft. Also, the Fund’s position in semiconductor equipment maker Applied Materials Inc. underperformed. During the reporting period, the market became increasingly worried about declines in future wafer and personal computer growth. However, we believe sentiment has become too negative on the semiconductor names and market share should grow. The company also has a strong cash position, and therefore anticipate dividend and share buyback growth to help support its stock price.

Nuveen Mid Cap Growth Opportunities Fund

How did the Fund perform during the twelve-month reporting period ended October 31, 2015?

The tables in the Fund Performance and Expense Ratios section of this report provide total returns for the Fund for the one-year, five-year and ten-year periods ended October 31, 2015. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV). The Fund’s Class A Shares at NAV underperformed both the Russell Midcap® Growth Index and the Lipper Multi-Cap Growth Funds Classification Average during the twelve-month reporting period.

What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance?

The Fund pursues a long-term capital appreciation strategy by investing primarily in the common stocks of companies that have market capitalizations between approximately $2.4 billion and $28.7 billion at the time of purchase. We start by identifying what we believe are exceptional growth companies with open ended growth prospects, outstanding financial characteristics and solid management teams. From that highly selective group, we invest in companies where our expectations for earnings growth exceed consensus expectations. For each Fund holding, we develop a proprietary growth thesis. When the growth thesis is validated, we hold or buy more; however, when our growth thesis is not validated, we sell the holding. Although we made individual position changes during the reporting period, our underlying investment strategy remained consistent.

The Fund underperformed the Russell Midcap® Growth Index and Lipper average during a period of heighted volatility for mid-cap equities driven by concerns over global growth, particularly in China and the emerging markets. However, the economic backdrop domestically appeared relatively more favorable with continued positive yet moderate gains in housing activity, consumer spending and employment. The Fund’s performance shortfall was primarily the result of stock selection in the health care and industrials sectors, which was only partially offset by strong stock selection in the consumer discretionary sector and an underweight in the energy sector.

In the health care sector, the Fund’s position in Mallinckrodt Plc, an Irish-domiciled company that develops, manufactures and distributes specialty pharmaceutical products and medical imaging agents, was not immune to the sell-off in the sector caused by drug pricing concerns. Mallinckrodt saw a notable slowdown in sales of its largest drug, Acthar, while management struck a more cautious tone regarding future growth. In addition, its shares were negatively impacted by allegations of wrongdoing at industry peer Valeant Pharmaceuticals over its accounting practices. We continue to like and own Mallinckrodt because we believe the company is executing well, while the other forces weighing down its stock are temporary in nature. Specialty pharmaceutical firm Salix Pharmaceuticals, Ltd., which mainly develops treatments for gastrointestinal diseases, was also a laggard during the reporting period in which we owned it. After performing strongly in the previous performance period, Salix Pharmaceuticals was hurt by allegations that its management team significantly understated inventory levels and overstated earnings. As a result, the company’s chief financial officer resigned and we sold the Fund’s position due to the uncertainty. Shares of Jazz Pharmaceuticals Plc were also under pressure late in the period. The company’s flagship product for narcolepsy, Xyrem, has grown rapidly, while it also has a secondary growth

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Portfolio Managers’ Comments (continued)

product, Erwinaze, for use in pediatric patients with acute lymphoblastic leukemia. Although Jazz Pharmaceuticals’ fundamentals remained solid and revenues and earnings announced during the most recent quarter were in line with consensus, some uncertainty surrounded the stock due to ongoing Xyrem patent litigation with generic competitors. We sold this position shortly after the reporting period ended.

In the industrials sector, the Fund experienced weak results from Kirby Corporation, which operates domestic tank barges, transports bulk liquids and services land-based diesel engines. Kirby’s management continued to make downward revisions to its forward-looking guidance as falling crude oil prices pressured earnings throughout the reporting period. Also, our position in Southwest Airlines Co. detracted after the company began adding to capacity at a much faster pace and to a greater degree than investors had anticipated. Given the historically volatile nature of the airline industry, investors questioned if Southwest’s move signaled an end to the recent era of industry capacity discipline, increased pricing and improved profitability. We decided to eliminate our positions in both Kirby and Southwest Airlines during the reporting period.

As concerns around global growth intensified during the final months of the reporting period, several of our more domestically leveraged names in the consumer discretionary space led to positive attribution. We benefited from a position in Advance Auto Parts Inc., the largest U.S. distributor of automotive parts with more than 5,300 retail stores that sell to consumers and professional installers. Its shares soared in September after activist investor Starboard Value revealed its increased stake in the company. We believe Advance Auto Parts is among a handful of distributors that is well positioned to consolidate the highly fragmented automotive aftermarket, where scale drives market share. We see ample room for the company to drive better margins and improved cash flow through integration synergies from its 2014 acquisition of General Parts, thereby creating additional value for shareholders. Also, a position in Ulta Salon, Cosmetics & Fragrance Inc. performed well. The company has been able to create a “one-stop shop” for beauty needs by combining the concept of a superstore offering a wide array of cosmetics, fragrance, haircare and skincare products with in-store salons. Ulta’s relatively new CEO has continued to successfully lead the company’s strong execution, which resulted in higher-than-expected earnings and impressive growth in comparable-store sales during the reporting period. The Fund also benefited from a position in arts and crafts supply store Michaels Companies Inc. The company, which we purchased when it went public in June 2014, is benefiting from solid earnings and increased forward-looking estimates. We continue to like the outlook for Michaels because the company is generating strong free cash flow and paying down debt, while its stock is still attractively valued. We also have confidence in Michaels’ CEO, who came on board after a successful stint at Ulta Salon.

In the consumer staples sector, Monster Beverage Corporation benefited the Fund’s performance during the reporting period. This marketer and distributor of a variety of energy drinks and alternative beverages remained in a strong position after Coca-Cola closed its transaction to buy a large equity stake in the company in June, with the option to increase its stake in the future. With this transaction, Monster gained Coke’s global energy drink business and access to its broad distribution network in countries like China, while it offloaded its non-energy drink business to Coke. Monster continued to generate strong volume growth, while the company’s underlying metrics also remained solid.

While our holdings in the health care sector generally detracted from performance during the reporting period, one of the Fund’s top performers, Abiomed Inc., was found in the sector. The company is the manufacturer of the Impella percutaneous ventricular assist device, which is used to provide circulatory support for patients experiencing severe cardiovascular issues. Abiomed received a boost from formal FDA approval in late March for its device’s use in high-risk percutaneous coronary intervention, which should drive a sequence of additional regulatory events. Shares also reacted positively to a second-quarter financial update that was well ahead of investor expectations and an annual analyst meeting that laid out the company’s substantial growth opportunity in a number of cardiovascular indications.

The information technology sector was home to several of the Fund’s top contributors, including two leading developers and distributors of video games, Electronic Arts Inc. and Activision Blizzard Inc. Both companies continue to benefit from a new generation of gaming consoles and the increasing shift toward the digital delivery of games over the internet, which is meaningfully raising their gross margins and free cash flow. Electronic Arts’ management team has done an exceptional job of expanding the reach and profit margin of the company’s popular games such as Madden NFL and FIFA, while Activision Blizzard is devoting considerable resources to developing new games that are being well received. Both companies have produced stronger-than-expected earnings for several quarters in a row and raised full-year guidance. We believe the outlook for both Electronic Arts and Activision Blizzard remains

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favorable, both in the short term due to their current line-ups, the console cycle and the holiday season and long term based on the other above-mentioned trends. In addition, the Fund saw strong results from Palo Alto Networks Inc., which provides comprehensive next-generation firewall protection for enterprise networks covering all desktop, wireless and tablet devices. With the growing number of highly publicized security breaches on enterprise data, Palo Alto Networks is gaining profitable market share and becoming the top-of-mind choice for software security. The company reported strong first-quarter results and raised its guidance during the quarter. Palo Alto Networks is capable of addressing a large portion of the potentially $34 billion security market, which could further drive market share gains if companies continue to prefer its complete platform approach.

Several other positions in the information technology sector, however, offset this strength, including SolarWinds Inc., a designer, developer and marketer of enterprise-class IT infrastructure management software to organizations of all sizes. The company’s product offerings range from individual software tools to more comprehensive software products that enable IT professionals to more efficiently and effectively manage their network, systems and application infrastructure. SolarWinds’ shares declined after the company reported a sharp deceleration in year-over-year license growth during its quarterly earnings report. At issue was the failure to generate the necessary volume and quality of sales leads for the company’s network management and system management businesses. Because the company’s durability of future growth was called into question, we sold the stock. The Fund also experienced underperformance from a position in semiconductor firm Skyworks Solutions Inc., which manufactures chips used in radio frequency and mobile communications. The company, a major supplier for Apple iPhones, was caught in a bidding war for PMC-Sierra Inc., the maker of semiconductor devices for use in storage, optical and mobile networks. In addition, a position in LinkedIn Corporation, the leading on-line networking service for workplace professionals, detracted from performance during the reporting period. Although the company reported earnings that were almost exactly in line with analyst estimates, it disappointed with its projections for earnings and revenue for the coming quarter. LinkedIn made an acquisition of Lynda.com, an online software training company, and some of the accounting related to the acquisition was confusing to investors. The company also announced a sales force reorganization that had a sizeable impact on its main talent solutions business for enterprises. In addition, the pace of LinkedIn’s desktop display advertising showed a decline as people switched from desktops to mobile. With its growth thesis called into question, we sold our position in LinkedIn.

Nuveen Small Cap Growth Opportunities Fund

How did the Fund perform during the twelve-month reporting period ended October 31, 2015?

The tables in the Fund Performance and Expense Ratios section of this report provide total returns for the Fund for the one-year, five-year and ten-year periods ended October 31, 2015. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV). The Fund’s Class A Shares at NAV underperformed both the Russell 2000® Growth Index and the Lipper Small-Cap Growth Funds Classification Average during the twelve-month reporting period.

What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance?

The Fund pursues a long-term capital appreciation strategy by investing primarily in equity securities of smaller-sized companies with market capitalizations within the market capitalization range of the companies in the Russell 2000® Index on the last business day of the month in which its most recent reconstitution was completed. As of June 30, 2015, the range was $176.7 million to $4.3 billion. The investment process employed in the management of the Fund seeks to exploit secular growth trends that we believe will provide an investment tailwind to above-average growth that should transcend the business cycle over the longer term. Importantly, our process also emphasizes a valuation discipline designed to find attractive investment opportunities that should benefit from multiple expansion when particular investment catalysts become evident in the marketplace. The Fund’s portfolio typically features investments in high quality companies with attractive or improving margin profiles, generally healthy balance sheets and prospects for above-average revenue and earnings growth.

The Fund underperformed the Russell 2000® Growth Index and Lipper average during a period of heighted volatility for small-cap equities driven by concerns over global growth, particularly in China and the emerging markets. The associated concerns regarding the profit and inventory impacts to companies with international exposure, as well as the timing and trajectory of a potential change in the Feds monetary policy, garnered the majority of investor attention toward the end of the reporting period. However, on the

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Portfolio Managers’ Comments (continued)

domestic front, the economic backdrop appeared relatively more favorable with continued positive yet moderate gains in housing activity, consumer spending and employment. The Fund’s shortfall was primarily the result of stock selection in the industrial, consumer discretionary and information technology sectors, which was only partially offset by strong stock selection in the health care and energy sectors.

The most significant detractor to relative performance was stock selection in the industrial sector. The Fund experienced weak results from a position in Tutor Perini Corporation, a leading non-residential construction company. The company’s second-quarter earnings plunged due to the loss of a large concrete project and delays in a large viaduct project, further reinforcing concerns about the company’s declining backlog. We sold out of the Fund’s position in Tutor Perini during the reporting period. Also, we saw weak results from a position in NN Inc., a precision metal bearing and component supplier to original equipment manufacturers. The company’s primary exposure is in the automobile market, although it is currently in the process of diversifying into medical and industrial applications. NN’s second-quarter report came in slightly below expectations on revenue, but beat handily on earnings per share with no change in guidance. However, negative sentiment related to the Volkswagen emissions scandal and Chinese growth concerns have weighed on the auto sector broadly. We maintained our positive bias toward NN because its recent acquisition further diversifies the company’s business away from autos and toward the higher-margin industrial and medical areas. Elsewhere in industrials, the steep decline in oil prices led to investor anticipation of project deferrals and diminished capital spending by companies with leverage to the North American oil complex. Our position in MasTec Inc., which focuses on the build-out of energy and telecommunications infrastructure, was negatively impacted as the outlook for energy capital spending in 2015 brought uncertainty to its business outlook. We maintained a position in MasTec based on the belief that its energy exposure is mainly in midstream pipeline, which should be less impacted in the coming year. Offsetting some of the weakness in industrials, shares of leading carpet tile manufacturer Interface Inc. performed strongly. The company benefited from improving non-residential demand, which is driving double-digit growth globally, as well as lower nylon input costs on the heels of the recent decrease in oil prices. We sold our position in Interface, Inc. during the reporting period.

Despite the tailwinds provided by significantly lower energy prices and continued improvements in employment and wages, consumer-related holdings continued to negatively impact the Fund’s results during the reporting period. The Fund experienced sub-par results from its position in Capella Education Company, a for-profit online education company catering to working adults seeking mostly advanced degrees. Capella Education’s first-quarter results were somewhat disappointing with a modest earnings miss primarily due to increased marketing expenses. Although we believed the stock’s negative reaction was driven more by the company’s lowered expectations for new student enrollment for the second quarter and full year to the low single-digit level, we decided to eliminate our position in Capella Education. Also, shares of the teen apparel retailer Zumiez Inc. fell sharply. The company reported disappointing third-quarter comparable-store sales guidance that resulted from a lack of fashion trend, particularly among boys’ and men’s apparel, spring and summer assortments that were off target, foreign exchange headwinds and a calendar shift in the back-to-school season with the late timing of Labor Day. We sold our position in Zumiez. In the apparel and luxury goods category, women’s accessories manufacturer Vera Bradley, Inc. provided a disappointing outlook for 2015 with its fourth-quarter earnings report. The report included substantial weakness in comparable-store sales driven by soft traffic and increased spending on marketing, its e-commerce initiative and compensation, which led us to sell the position. On the other hand, the Fund experienced strong performance from a position in Pool Corporation, the nation’s largest distributor of pool-related supplies and equipment. Pool’s results have modestly exceeded expectations in four of the past five quarters, while the company’s long history of consistent execution has also led investors to gravitate toward the stock in volatile markets. However, we did trim our position in Pool because its valuation appeared full on a near-term basis.

Stock selection was negative overall in the information technology sector where several strong performers were offset by weakness in others. The top performing information technology stock overall was Gigamon Inc., a provider of visibility management tools and solutions for enterprise and service providers. Although not a security provider itself, the company has experienced a dramatic increase in demand for its products as the need for security solutions has risen, since its products enable technology managers to better address security vulnerabilities. Gigamon is also benefiting from other growth drivers such as virtualization, 4G mobile communications, voiceover LTE and network upgrade cycles. Marketing and consulting firm Sapient Corporation was also a substantially positive contributor in the technology group. In early November 2014, the company announced that it would be acquired by the international advertising conglomerate Publicis Groupe for a significant premium in an all-cash deal valued at $3.7 billion. We also saw strength from our position in SolarWinds Inc., a designer, developer and marketer of enterprise-class IT infrastructure

12	Nuveen Investments

management software to organizations of all sizes. The company’s product offerings range from individual software tools to more comprehensive software products that enable IT professionals to more efficiently and effectively manage their network, systems and application infrastructure. SolarWinds’ shares soared in October 2015 after the company agreed to be acquired and taken private by two private equity firms for $4.5 billion in cash. We sold our positions in both Sapient Corporation and SolarWinds Inc. On the other hand, shares of Barracuda Networks Inc., a leading manufacturer of security and storage appliances sold primarily to small- and medium-sized businesses, fell sharply. The company posted disappointing billings growth in July, and we subsequently exited the position based on our belief that management’s revised guidance did not adequately forecast the continued challenges for billings growth. Also, Radware Ltd, a manufacturer of application delivery controllers and security appliances, posted slightly disappointing second-quarter results due to poor sales in Asia-Pacific regions, which are approximately 30% of the company’s revenues. Although management restructured its Asia-Pacific sales force and guided for a stronger second half of 2015, we decided to eliminate our position in Radware.

Security selection within the health care sector was the most significant positive contributor to the Fund’s relative performance, particularly among its medical device and biotechnology names. Shares of Synageva BioPharma Corporation (Synageva) more than doubled in price when the developer of therapies for rare diseases announced that it would be acquired by Alexion Pharmaceuticals in an $8.4 billion transaction. Another of the Fund’s top performers was Abiomed Inc., the manufacturer of the Impella percutaneous ventricular assist device used to provide circulatory support for patients experiencing severe cardiovascular issues. The company received a boost from formal FDA approval in late March for its device’s use in high-risk percutaneous coronary intervention, which should drive a sequence of additional regulatory events. Shares also reacted positively to several other factors: a second-quarter financial update that was well ahead of investor expectations; an annual analyst meeting that laid out the company’s substantial growth opportunity in a number of cardiovascular indications; and reaffirmation that reimbursement for the Impella device should remain stable through 2017. Shares of Inogen Inc., a leading manufacturer of portable oxygen concentrators, also advanced strongly during the reporting period. The company benefited from a strong first-quarter earnings report and a 2015 revenue guidance increase, combined with news that it had successfully concluded an internal accounting review that revealed no major reporting issues. Receptos Inc., a developer of drugs for the treatment of immune disorders, surged in mid-summer after the company announced that it agreed to a takeover deal with Celgene Corporation worth more than $7 billion that was completed in August. Through the acquisition, Celgene looks to expand its inflammation and immunology portfolio by bringing Receptos’ leading drug, Ozanimod, into its portfolio. The drug has shown promise in treating both ulcerative colitis and multiple sclerosis. We have sold our positions in Synageva and Receptos Inc.

The health care sector was also home to two significant detractors, including Pacira Pharmaceuticals Inc., the developer of an extended-release, non-opiate injection for surgical applications called Exparel. Pacira’s shares traded off sharply after management reduced 2015 revenue guidance in reaction to the FDA’s denial of the company’s nerve block application and another competitor emerged in the space. Lacking a catalyst to address these issues in the intermediate term, we sold this position. Also, shares of LDR Holding Corporation fell when this manufacturer of novel spinal implants pre-released third-quarter revenues that were modestly below consensus estimates. The timing of the release shortly after a secondary equity offering likely exacerbated the negative stock reaction. However, we believe LDR’s cervical disc product, Mobi-C, will continue to capture share and drive above-average growth.

The Fund’s energy holdings outperformed the benchmark during the reporting period even with the substantial volatility in the underlying commodity. Unfortunately, one of the Fund’s more significant laggards was also found in the energy sector. Oasis Petroleum Inc., a shale oil producer in the Williston Basin of North Dakota, saw its shares tumble as investors scrutinized the return potential of its acreage in a lower oil price environment. We sold our position in Oasis Petroleum Inc. during the reporting period.

Nuveen Investments	13

Risk Considerations

Nuveen Large Cap Growth Opportunities Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee that the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. These and other risk considerations, such as derivatives, investment focus (growth style), and non-U.S./emerging markets risks, are described in detail in the Fund’s prospectus.

Nuveen Mid Cap Growth Opportunities Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee that the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Investments in mid-cap companies are subject to greater volatility than those of larger companies, but may be less volatile than investments in smaller companies. These and other risk considerations, such as derivatives, investment focus (growth style), and non-U.S./emerging markets risks, are described in detail in the Fund’s prospectus.

Nuveen Small Cap Growth Opportunities Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee that the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Investments in smaller companies are subject to greater volatility than those of larger companies. These and other risk considerations, such as derivatives, investment focus (growth style), and non-U.S./emerging markets risks, are described in detail in the Fund’s prospectus.

14	Nuveen Investments

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	15

Fund Performance and Expense Ratios (continued)

Nuveen Large Cap Growth Opportunities Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of October 31, 2015

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	11.75%	13.19%	8.44%
Class A Shares at maximum Offering Price	5.33%	11.86%	7.80%
Russell 1000® Growth Index	9.18%	15.30%	9.09%
Lipper Large-Cap Growth Funds Classification Average	7.90%	13.81%	8.09%

Class C Shares	10.92%	12.36%	7.63%
Class R3 Shares	11.47%	12.91%	8.16%
Class I Shares	12.05%	13.48%	8.71%

	Average Annual
	1-Year	Since Inception
Class R6 Shares	12.14%	16.46%

Average Annual Total Returns as of September 30, 2015 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	4.99%	12.39%	7.47%
Class A Shares at maximum Offering Price	(1.05)%	11.06%	6.83%
Class C Shares	4.22%	11.56%	6.67%
Class R3 Shares	4.71%	12.11%	7.20%
Class I Shares	5.24%	12.67%	7.74%

	Average Annual
	1-Year	Since Inception
Class R6 Shares	5.34%	13.29%

Since inception returns for Class R6 Shares are from 2/28/13. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Expense Ratios	1.25%	2.00%	1.50%	0.90%	1.00%

16	Nuveen Investments

Growth of an Assumed $10,000 Investment as of October 31, 2015 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	17

Fund Performance and Expense Ratios (continued)

Nuveen Mid Cap Growth Opportunities Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of October 31, 2015

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	3.68%	12.59%	8.43%
Class A Shares at maximum Offering Price	(2.29)%	11.26%	7.79%
Russell Midcap® Growth Index	4.94%	14.10%	9.08%
Lipper Multi-Cap Growth Funds Classification Average	5.49%	12.99%	8.08%

Class C Shares	2.91%	11.74%	7.62%
Class R3 Shares	3.43%	12.30%	8.16%
Class I Shares	3.95%	12.87%	8.70%

	Average Annual
	1-Year	Since Inception
Class R6 Shares	4.09%	13.93%

Average Annual Total Returns as of September 30, 2015 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	2.11%	12.90%	7.81%
Class A Shares at maximum Offering Price	(3.76)%	11.57%	7.17%
Class C Shares	1.37%	12.06%	7.01%
Class R3 Shares	1.87%	12.62%	7.54%
Class I Shares	2.36%	13.18%	8.08%

	Average Annual
	1-Year	Since Inception
Class R6 Shares	2.51%	12.72%

Since inception returns for Class R6 Shares are from 2/28/13. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Expense Ratios	1.30%	2.05%	1.55%	0.92%	1.05%

18	Nuveen Investments

Growth of an Assumed $10,000 Investment as of October 31, 2015 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	19

Fund Performance and Expense Ratios (continued)

Nuveen Small Cap Growth Opportunities Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of Terms used within this section.

Fund Performance

Average Annual Total Returns as of October 31, 2015

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	0.72%	11.63%	7.44%
Class A Shares at maximum Offering Price	(5.08)%	10.31%	6.81%
Russell 2000® Growth Index	3.52%	13.56%	8.67%
Lipper Small-Cap Growth Funds Classification Average	1.83%	12.30%	7.76%

Class C Shares	(0.03)%	10.80%	6.65%
Class R3 Shares	0.50%	11.36%	7.18%
Class I Shares	1.00%	11.91%	7.71%

Average Annual Total Returns as of September 30, 2015 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	0.33%	11.49%	6.43%
Class A Shares at maximum Offering Price	(5.45)%	10.18%	5.80%
Class C Shares	(0.41)%	10.66%	5.63%
Class R3 Shares	0.10%	11.22%	6.16%
Class I Shares	0.59%	11.77%	6.69%

Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	1.57%	2.32%	1.82%	1.32%
Net Expense Ratios	1.47%	2.22%	1.72%	1.22%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through September 30, 2016, so that total annual fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.22% of the average daily net assets of any class of Fund shares. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Fund’s Board of Directors.

20	Nuveen Investments

Growth of an Assumed $10,000 Investment as of October 31, 2015 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	21

Holding

Summaries as of October 31, 2015

This data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Nuveen Large Cap Growth Opportunities Fund

Fund Allocation

(% of net assets)

Common Stocks	100.1%
Investments Purchased with Collateral from Securities Lending	25.6%
Short-Term Investments	0.1%
Other Assets Less Liabilities	(25.8)%
Net Assets	100%

Portfolio Composition

(% of net assets)

Internet & Catalog Retail	8.6%
Software	8.5%
Biotechnology	8.1%
Internet Software & Services	8.1%
Technology Hardware, Storage & Peripherals	6.7%
Specialty Retail	6.3%
Hotels, Restaurants & Leisure	6.2%
IT Services	6.1%
Food & Staples Retailing	5.5%
Media	4.2%
Health Care Equipment & Supplies	3.5%
Pharmaceuticals	3.4%
Health Care Providers & Services	3.2%
Industrial Conglomerates	2.9%
Other	18.8%
Investments Purchased with Collateral from Securities Lending	25.6%
Short-Term Investments	0.1%
Other Assets Less Liabilities	(25.8)%
Net Assets	100.0%

Top Five Common Stock Holdings

(% of net assets)

Apple, Inc	6.7%
Alphabet Inc.	5.0%
Amazon.com, Inc.	4.2%
Walt Disney Company	3.5%
Facebook Inc.	3.1%

22	Nuveen Investments

Nuveen Mid Cap Growth Opportunities Fund

Fund Allocation

(% of net assets)

Common Stocks	99.3%
Investments Purchased with Collateral from Securities Lending	30.5%
Short-Term Investments	0.7%
Other Assets Less Liabilities	(30.5)%
Net Assets	100%

Portfolio Composition

(% of net assets)

Specialty Retail	10.2%
Software	9.2%
Diversified Financial Services	6.5%
Health Care Providers & Services	5.7%
Health Care Equipment & Supplies	4.5%
IT Services	4.1%
Chemicals	4.0%
Hotels, Restaurants & Leisure	3.8%
Household Durables	3.7%
Media	3.3%
Biotechnology	3.2%
Internet & Catalog Retail	2.9%
Airlines	2.6%
Machinery	2.6%
Electrical Equipment	2.6%
Electronic Equipment, Instruments & Components	2.4%
Multiline Retail	2.3%
Commercial Services & Supplies	2.3%
Beverages	2.2%
Pharmaceuticals	2.1%
Other	19.1%
Investments Purchased with Collateral from Securities Lending	30.5%
Short-Term Investments	0.7%
Other Assets Less Liabilities	(30.5)%
Net Assets	100.0%

Top Five Common Stock Holdings

(% of net assets)

Advance Auto Parts, Inc.	2.3%
Monster Beverage Corporation	2.2%
Electronic Arts Incorporated	2.1%
SBA Communications Corporation	2.0%
Amphenol Corporation	2.0%

Nuveen Investments	23

Holding Summaries October 31, 2015 (continued)

Nuveen Small Cap Growth Opportunities Fund

Fund Allocation

(% of net assets)

Common Stocks	95.7%
Investments Purchased with Collateral from Securities Lending	31.3%
Short-Term Investments	3.2%
Other Assets Less Liabilities	(30.2)%
Net Assets	100%

Portfolio Composition

(% of net assets)

Health Care Equipment & Supplies	12.2%
Software	11.6%
Biotechnology	8.2%
Semiconductors & Semiconductor Equipment	5.9%
IT Services	4.6%
Hotels, Restaurants & Leisure	4.6%
Internet Software & Services	4.0%
Health Care Providers & Services	3.9%
Real Estate Investment Trust	3.7%
Machinery	3.4%
Specialty Retail	3.4%
Oil, Gas & Consumable Fuels	2.7%
Banks	2.6%
Capital Markets	2.3%
Professional Services	2.2%
Communications Equipment	1.9%
Other	18.5%
Investments Purchased with Collateral from Securities Lending	31.3%
Short-Term Investments	3.2%
Other Assets Less Liabilities	(30.2)%
Net Assets	100.0%

Top Five Common Stock Holdings

(% of net assets)

Euronet Worldwide, Inc.	2.0%
Plantronics Incorporated	1.9%
Brunswick Corporation	1.9%
Nxstage Medical, Inc.	1.8%
Mellanox Technologies, Limited	1.8%

24	Nuveen Investments

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended October 31, 2015.

The beginning of the period is May 1, 2015.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Large Cap Growth Opportunities Fund

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,046.80	$1,042.70	$1,045.40	$1,048.60	$1,048.20
Expenses Incurred During the Period	$6.40	$10.25	$7.68	$4.70	$5.11
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.95	$1,015.17	$1,017.69	$1,020.62	$1,020.21
Expenses Incurred During the Period	$6.31	$10.11	$7.58	$4.63	$5.04

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.24%, 1.99%, 1.49%, 0.91% and 0.99% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Investments	25

Expense Examples (continued)

Nuveen Mid Cap Growth Opportunities Fund

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$963.50	$959.90	$962.20	$1,019.90	$964.80
Expenses Incurred During the Period	$6.43	$10.13	$7.67	$4.63	$5.20
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.65	$1,014.87	$1,017.39	$1,020.62	$1,019.91
Expenses Incurred During the Period	$6.61	$10.41	$7.88	$4.63	$5.35

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.30%, 2.05%, 1.55%, 0.91% and 1.05% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Small Cap Growth Opportunities Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$951.50	$948.10	$953.00	$950.40
Expenses Incurred During the Period	$7.23	$10.90	$8.46	$6.01
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,017.80	$1,013.84	$1,016.53	$1,019.06
Expenses Incurred During the Period	$7.48	$11.27	$8.74	$6.21

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.47%, 2.22%, 1.72% and 1.22% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

26	Nuveen Investments

Report of

Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

Nuveen Investment Funds, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Large Cap Growth Opportunities Fund, Nuveen Mid Cap Growth Opportunities Fund and Nuveen Small Cap Growth Opportunities Fund (each a series of the Nuveen Investment Funds, Inc., hereinafter referred to as the “Funds”) at October 31, 2015, the results of each of their operations for the year then ended and the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial statements of the Funds for the year ended October 31, 2011 were audited by other independent auditors whose report dated December 28, 2011 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP

Chicago, IL

December 28, 2015

Nuveen Investments	27

Nuveen Large Cap Growth Opportunities Fund

Portfolio of Investments	October 31, 2015

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 100.1%

	COMMON STOCKS – 100.1%

	Aerospace & Defense – 2.6%

45,228	Boeing Company	$6,696,910

23,837	Lockheed Martin Corporation	5,240,088
	Total Aerospace & Defense	11,936,998

	Airlines – 2.6%

175,148	Delta Air Lines, Inc.	8,904,524

66,984	Southwest Airlines Co.	3,100,689
	Total Airlines	12,005,213

	Biotechnology – 8.1%

118,462	AbbVie Inc.	7,054,412

31,667	Alexion Pharmaceuticals Inc., (2), (3)	5,573,392

20,518	Amgen Inc.	3,245,537

11,753	Biogen Inc., (3)	3,414,364

14,812	Bluebird Bio Inc., (2), (3)	1,142,450

29,112	Celgene Corporation, (2), (3)	3,572,334

47,710	Gilead Sciences, Inc.	5,158,882

30,696	Incyte Pharmaceuticals Inc., (2), (3)	3,607,701

9,020	Regeneron Pharmaceuticals, Inc., (2), (3)	5,027,658
	Total Biotechnology	37,796,730

	Chemicals – 2.4%

52,257	Ecolab Inc., (2)	6,289,130

18,282	Sherwin-Williams Company	4,878,186
	Total Chemicals	11,167,316

	Communications Equipment – 0.6%

17,214	Palo Alto Networks, Incorporated, (3)	2,771,454

	Diversified Financial Services – 1.1%

51,458	Moody’s Corporation, (2)	4,948,201

	Food & Staples Retailing – 5.5%

53,764	Costco Wholesale Corporation	8,501,164

116,840	CVS Health Corporation	11,541,455

153,743	Kroger Co.	5,811,485
	Total Food & Staples Retailing	25,854,104

	Health Care Equipment & Supplies – 3.5%

11,572	Abiomed, Inc., (3)	852,394

354,265	Boston Scientific Corporation, (2), (3)	6,475,964

28	Nuveen Investments

Shares	Description (1)	Value

	Health Care Equipment & Supplies (continued)

23,803	DexCom, Inc., (3)	$1,983,266

92,754	Medtronic, PLC	6,856,376
	Total Health Care Equipment & Supplies	16,168,000

	Health Care Providers & Services – 3.2%

80,921	Centene Corporation, (2), (3)	4,813,181

39,063	CIGNA Corporation	5,236,005

28,266	McKesson HBOC Inc.	5,053,961
	Total Health Care Providers & Services	15,103,147

	Hotels, Restaurants & Leisure – 6.2%

7,891	Chipotle Mexican Grill, (2), (3)	5,052,055

73,096	McDonald’s Corporation	8,205,026

61,639	Royal Caribbean Cruises Limited, (2)	6,062,196

152,722	Starbucks Corporation, (2)	9,555,816
	Total Hotels, Restaurants & Leisure	28,875,093

	Household Durables – 2.0%

100,672	Jarden Corporation	4,510,106

25,598	Mohawk Industries Inc., (3)	5,004,409
	Total Household Durables	9,514,515

	Industrial Conglomerates – 2.9%

67,499	3M Co., (2)	10,611,518

16,029	Roper Technologies, Inc.	2,987,004
	Total Industrial Conglomerates	13,598,522

	Internet & Catalog Retail – 8.6%

31,230	Amazon.com, Inc., (3)	19,546,857

73,775	NetFlix.com Inc., (3)	7,995,735

8,564	priceline.com Incorporated, (3)	12,454,111
	Total Internet & Catalog Retail	39,996,703

	Internet Software & Services – 8.1%

31,335	Alphabet Inc., Class A, (3)	23,106,116

143,649	Facebook Inc., Class A Shares, (3)	14,647,889
	Total Internet Software & Services	37,754,005

	IT Services – 6.1%

143,423	MasterCard, Inc.	14,197,443

181,505	Visa Inc., (2)	14,081,158
	Total IT Services	28,278,601

	Media – 4.2%

122,573	Live Nation Inc., (3)	3,343,791

142,688	Walt Disney Company, (2)	16,229,333
	Total Media	19,573,124

Nuveen Investments	29

Nuveen Large Cap Growth Opportunities Fund (continued)

Portfolio of Investments	October 31, 2015

Shares	Description (1)	Value

	Multiline Retail – 2.1%

75,644	Dollar Tree Stores Inc., (2), (3)	$4,953,926

77,894	Nordstrom, Inc.	5,079,468
	Total Multiline Retail	10,033,394

	Oil, Gas & Consumable Fuels – 0.4%

31,028	Anadarko Petroleum Corporation	2,075,153

	Personal Products – 0.8%

47,887	Estee Lauder Companies Inc., Class A, (2)	3,852,988

	Pharmaceuticals – 3.4%

30,651	Allergan PLC, (3)	9,454,914

37,419	Bristol-Myers Squibb Company	2,467,783

67,501	Teva Pharmaceutical Industries Limited, Sponsored ADR	3,995,384
	Total Pharmaceuticals	15,918,081

	Semiconductors & Semiconductor Equipment – 0.7%

182,921	Applied Materials, Inc.	3,067,585

	Software – 8.5%

294,179	Activision Blizzard Inc., (2)	10,225,662

77,096	Adobe Systems Incorporated, (2), (3)	6,835,331

115,455	Electronic Arts Inc., (3)	8,320,842

29,123	Mobileye NV, (2), (3)	1,325,679

53,203	Red Hat, Inc., (2), (3)	4,208,889

72,741	Salesforce.com, Inc., (3)	5,652,703

38,211	ServiceNow Inc., (2), (3)	3,119,928
	Total Software	39,689,034

	Specialty Retail – 6.3%

60,312	CarMax, Inc., (2), (3)	3,559,011

102,805	Home Depot, Inc., (2)	12,710,810

25,587	O’Reilly Automotive Inc., (2), (3)	7,068,665

34,289	Ulta Salon, Cosmetics & Fragrance, Inc., (3)	5,964,914
	Total Specialty Retail	29,303,400

	Technology Hardware, Storage & Peripherals – 6.7%

263,440	Apple, Inc.	31,481,077

	Textiles, Apparel & Luxury Goods – 2.4%

83,624	Nike, Inc., Class B, (2)	10,957,253

	Wireless Telecommunication Services – 1.1%

43,885	SBA Communications Corporation, (3)	5,223,193
	Total Long-Term Investments (cost $320,704,554)	466,942,884

30	Nuveen Investments

Shares	Description (1)	Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING– 25.6%

	Money Market Funds – 25.6%

119,637,888	Mount Vernon Securities Lending Prime Portfolio, 0.256%, (4), (5)	$119,637,888
	Total Investments Purchased with Collateral from Securities Lending (cost $119,637,888)	119,637,888

Shares	Description (1)	Value

	SHORT-TERM INVESTMENTS – 0.1%

	Money Mark Funds – 0.1%

687,481	First American Treasury Obligations Fund, Class Z, 0.000%, (4)	$687,481
	Total Short-Term Investments (cost $687,481)	687,481
	Total Investments (cost $441,029,923) – 125.8%	587,268,253
	Other Assets Less Liabilities – (25.8)%	(120,552,125)
	Net Assets – 100%	$466,716,128

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $115,998,419.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(5)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments	31

Nuveen Mid Cap Growth Opportunities Fund

Portfolio of Investments	October 31, 2015

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.3%

	COMMON STOCKS – 99.3%

	Aerospace & Defense – 1.2%

66,484	TransDigm Group Inc., (2)	$14,616,507

	Airlines – 2.6%

213,748	Alaska Air Group, Inc.	16,298,285

304,077	Delta Air Lines, Inc., (3)	15,459,275
	Total Airlines	31,757,560

	Auto Components – 1.8%

265,390	Delphi Automotive PLC	22,077,794

	Banks – 1.2%

390,338	Western Alliance Bancorporation, (2)	13,954,584

	Beverages – 2.2%

192,406	Monster Beverage Corporation, (2), (3)	26,228,786

	Biotechnology – 3.2%

150,727	Alkermes PLC	10,840,286

74,118	Alnylam Pharmaceuticals, Inc., (2), (3)	6,370,442

88,426	Bluebird Bio Inc., (2), (3)	6,820,297

121,553	Incyte Pharmaceuticals Inc., (2), (3)	14,286,124
	Total Biotechnology	38,317,149

	Building Products – 1.4%

601,586	Masco Corporation, (3)	17,445,994

	Chemicals – 4.0%

105,942	PPG Industries, Inc.	11,045,513

85,117	Sherwin-Williams Company	22,711,769

144,966	WR Grace & Company, (2)	14,540,090
	Total Chemicals	48,297,372

	Commercial Services & Supplies – 2.3%

399,655	KAR Auction Services Inc.	15,346,752

457,327	Ritchie Bros. Auctioneers Incorporated, (3)	11,876,782
	Total Commercial Services & Supplies	27,223,534

	Communications Equipment – 1.2%

88,260	Palo Alto Networks, Incorporated, (2), (3)	14,209,860

	Diversified Consumer Services – 0.9%

805,682	LifeLock, Incorporated, (2), (3)	11,287,605

32	Nuveen Investments

Shares	Description (1)	Value

	Diversified Financial Services – 6.5%

283,177	CBOE Holdings Inc.	$18,984,186

74,975	Intercontinental Exchange Group, Inc.	18,923,690

245,551	McGraw-Hill Companies, Inc.	22,747,845

188,987	Moody's Corporation, (3)	18,172,990
	Total Diversified Financial Services	78,828,711

	Electrical Equipment – 2.6%

85,635	Acuity Brands Inc., (3)	18,719,811

224,604	Ametek Inc., (3)	12,312,791
	Total Electrical Equipment	31,032,602

	Electronic Equipment, Instruments & Components – 2.4%

435,684	Amphenol Corporation, Class A, (3)	23,622,786

128,562	Fitbit, Inc., Class A Shares, (2), (3)	5,211,903
	Total Electronic Equipment, Instruments & Components	28,834,689

	Energy Equipment & Services – 0.4%

87,829	Cooper Cameron Corporation, (2)	5,973,250

	Food Products – 0.9%

239,977	Tyson Foods, Inc., Class A, (3)	10,645,380

	Health Care Equipment & Supplies – 4.5%

136,032	Abiomed, Inc., (2)	10,020,117

814,522	Boston Scientific Corporation, (2)	14,889,462

167,194	DexCom, Inc., (2), (3)	13,930,604

282,324	Hill Rom Holdings Inc., (3)	14,875,652
	Total Health Care Equipment & Supplies	53,715,835

	Health Care Providers & Services – 5.7%

153,297	AmerisourceBergen Corporation	14,794,693

352,180	Centene Corporation, (2), (3)	20,947,666

92,781	CIGNA Corporation	12,436,365

56,139	Henry Schein Inc., (2), (3)	8,516,848

97,237	Universal Health Services, Inc., Class B	11,871,665
	Total Health Care Providers & Services	68,567,237

	Hotels, Restaurants & Leisure – 3.8%

32,459	Chipotle Mexican Grill, (2), (3)	20,781,226

162,244	Jack in the Box Inc., Term Loan	12,092,045

196,056	Norwegian Cruise Line Holdings Limited, (2)	12,473,083
	Total Hotels, Restaurants & Leisure	45,346,354

	Household Durables – 3.7%

405,363	D.R. Horton, Inc., (3)	11,933,887

383,506	Jarden Corporation	17,181,069

Nuveen Investments	33

Nuveen Mid Cap Growth Opportunities Fund (continued)

Portfolio of Investments	October 31, 2015

Shares	Description (1)	Value

	Household Durables (continued)

80,765	Mohawk Industries Inc., (2)	$15,789,558
	Total Household Durables	44,904,514

	Industrial Conglomerates – 1.4%

87,740	Roper Technologies, Inc., (3)	16,350,349

	Internet & Catalog Retail – 2.9%

161,590	Expedia, Inc.	22,024,717

9,190	priceline.com Incorporated, (2), (3)	13,364,466
	Total Internet & Catalog Retail	35,389,183

	IT Services – 4.1%

318,596	Fidelity National Information Services	23,232,020

197,932	Gartner Inc., (2)	17,946,494

317,979	Genpact Limited, (2)	7,879,520
	Total IT Services	49,058,034

	Life Sciences Tools & Services – 1.8%

257,908	Accelerate Diagnostics Inc., (2), (3)	4,325,117

263,366	Quintiles Transnational Corporation, (2)	16,763,246
	Total Life Sciences Tools & Services	21,088,363

	Machinery – 2.6%

118,745	Stanley Black & Decker Inc.	12,584,595

224,216	Wabtec Corporation, (3)	18,580,780
	Total Machinery	31,165,375

	Media – 3.3%

197,156	Liberty Broadband Corporation, Class A Shares, (2)	10,756,831

357,290	Lions Gate Entertainment Corporation, Equity, (3)	13,923,591

552,767	Live Nation Inc., (2)	15,079,484
	Total Media	39,759,906

	Multiline Retail – 2.3%

218,629	Dollar Tree Stores Inc., (2), (3)	14,318,013

202,877	Nordstrom, Inc.	13,229,609
	Total Multiline Retail	27,547,622

	Oil, Gas & Consumable Fuels – 0.3%

200,620	Cabot Oil & Gas Corporation, (3)	4,355,460

	Pharmaceuticals – 2.1%

85,606	Jazz Pharmaceuticals, Inc., (2)	11,751,992

103,634	Mallinckrodt PLC, (2)	6,805,645

199,433	Medicines Company, (2), (3)	6,828,586
	Total Pharmaceuticals	25,386,223

34	Nuveen Investments

Shares	Description (1)	Value

	Real Estate Investment Trust – 1.7%

236,331	Crown Castle International Corporation	$20,196,847

	Semiconductors & Semiconductor Equipment – 1.1%

53,508	NXP Semiconductors NV, (2), (3)	4,192,352

118,948	Skyworks Solutions Inc., (3)	9,187,544
	Total Semiconductors & Semiconductor Equipment	13,379,896

	Software – 9.2%

594,624	Activision Blizzard Inc., (3)	20,669,130

135,754	Cyberark Software Limited, (2), (3)	6,738,829

348,030	Electronic Arts Inc., (2), (3)	25,082,522

140,971	Intuit, Inc., (3)	13,734,805

137,885	Proofpoint, Incorporated, (2), (3)	9,712,619

241,366	Red Hat, Inc., (2), (3)	19,094,464

187,389	ServiceNow Inc., (2), (3)	15,300,312
	Total Software	110,332,681

	Specialty Retail – 10.2%

141,627	Advance Auto Parts, Inc., (3)	28,103,046

311,949	CarMax, Inc., (2), (3)	18,408,110

204,482	Foot Locker, Inc., (3)	13,853,656

350,619	Michaels Cos Inc., (2)	8,197,472

65,112	Restoration Hardware Holdings Incorporated, (2), (3)	6,712,396

371,531	Ross Stores, Inc., (3)	18,792,038

83,974	Signet Jewelers Limited	12,675,036

94,366	Ulta Salon, Cosmetics & Fragrance, Inc., (2)	16,415,909
	Total Specialty Retail	123,157,663

	Thrifts & Mortgage Finance – 1.8%

132,657	BofI Holdings, Inc., (2), (3)	10,613,887

609,875	Everbank Financial Corporation, (3)	10,526,443
	Total Thrifts & Mortgage Finance	21,140,330

	Wireless Telecommunication Services – 2.0%

200,065	SBA Communications Corporation, (2)	23,811,736
	Total Long-Term Investments (cost $1,008,166,749)	1,195,384,985

Shares	Description (1)	Value

	INVESTMENTS PURCHASE WITH COLLATERAL FROM SECURITIES LENDING – 30.5%

	Money Market Funds – 30.5%

366,889,649	Mount Vernon Securities Lending Prime Portfolio, 0.256%, (4), (5)	$366,889,649
	Total Investments Purchased with Collateral from Securities Lending (cost $366,889,649)	366,889,649

Nuveen Investments	35

Nuveen Mid Cap Growth Opportunities Fund (continued)

Portfolio of Investments	October 31, 2015

Shares	Description (1)	Value

	SHORT-TERM INVESTMENTS – 0.7%

	Money Market Funds – 0.7%

8,891,795	First American Treasury Obligations, Class Z, 0.000%, (4)	$8,891,795
	Total Short-Term Investments (cost $8,891,795)	8,891,795
	Total Investments (cost $1,383,948,193) – 130.5%	1,571,166,429
	Other Assets Less Liabilities – (30.5)%	(366,895,176)
	Net Assets – 100%	$1,204,271,253

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $355,024,388.

(4)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(5)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

See accompanying notes to financial statements.

36	Nuveen Investments

Nuveen Small Cap Growth Opportunities Fund

Portfolio of Investments	October 31, 2015

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 95.7%

	COMMON STOCKS – 95.7%

	Air Freight & Logistics – 1.1%

27,389	Hub Group, Inc., (2)	$1,095,012

	Auto Components – 1.7%

30,409	Tenneco Inc., (2)	1,720,845

	Automobiles – 1.2%

22,368	Thor Industries, Inc.	1,209,661

	Banks – 2.6%

41,665	Cathay General Bancorp., (3)	1,304,115

35,754	Western Alliance Bancorporation, (2)	1,278,206
	Total Banks	2,582,321

	Biotechnology – 8.2%

13,789	Acadia Pharmaceuticals, Inc., (2), (3)	480,133

8,032	Anacor Pharmaceuticals Inc., (2)	902,877

31,684	Cepheid, Inc., (2), (3)	1,058,246

24,217	Dyax Corporation, (2)	666,694

21,108	Emergent BioSolutions, Inc., (2)	678,622

23,219	Insmed Incorporated, (2)	460,665

77,490	Lion Biotechnologies Inc., (2)	501,360

15,232	Neurocrine Biosciences Inc., (2), (3)	747,739

27,133	Oncomed Pharmaceuticals Inc., (2), (3)	542,931

4,645	Radius Health Inc., (2), (3)	298,348

9,952	Sage Therapeutics, Inc., (2), (3)	499,889

11,053	Tesaro Inc., (2), (3)	502,580

8,304	Ultragenyx Pharmaceutical Inc., (2), (3)	825,002
	Total Biotechnology	8,165,086

	Building Products – 1.1%

61,285	Continental Building Products Inc., (2)	1,076,777

	Capital Markets – 2.3%

24,926	Evercore Partners Inc.	1,346,004

22,433	Stifel Financial Corporation, (2)	996,698
	Total Capital Markets	2,342,702

	Chemicals – 1.3%

37,852	PolyOne Corporation, (3)	1,265,771

	Commercial Services & Supplies – 1.2%

27,654	HNI Corporation, (3)	1,187,463

Nuveen Investments	37

Nuveen Small Cap Growth Opportunities Fund (continued)

Portfolio of Investments	October 31, 2015

Shares	Description (1)	Value

	Communications Equipment – 1.9%

35,993	Plantronics Inc., (3)	$1,929,945

	Construction & Engineering – 1.3%

80,224	MasTec Inc., (2)	1,345,356

	Distributors – 1.7%

21,027	Pool Corporation, (3)	1,714,542

	Electrical Equipment – 1.4%

44,367	Generac Holdings Inc., (2), (3)	1,400,223

	Electronic Equipment, Instruments & Components – 1.2%

13,538	OSI Systems Inc., (2)	1,166,705

	Food & Staples Retailing – 1.1%

45,318	Natural Grocers by Vitamin Cottage Incorporated, (2), (3)	1,085,366

	Health Care Equipment & Supplies – 12.2%

21,078	Abiomed, Inc., (2), (3)	1,552,605

51,782	AtriCure, Inc., (2)	959,262

69,502	ConforMIS Inc., (2), (3)	1,360,154

15,097	DexCom, Inc., (2), (3)	1,257,882

34,623	Insulet Corporation, (2)	1,035,228

54,377	K2M Group Holdings Inc., (2)	992,380

60,856	LDR Holding Corporation, (2)	1,539,657

108,334	Nxstage Medical, Inc., (2), (3)	1,810,261

50,994	Zeltiq Aesthetics Inc., (2), (3)	1,720,538
	Total Health Care Equipment & Supplies	12,227,967

	Health Care Providers & Services – 3.9%

29,976	Amedisys, Inc., (2)	1,186,450

28,573	Team Health Holdings Inc., (2)	1,704,951

50,461	Teladoc, Inc., (2), (3)	992,568
	Total Health Care Providers & Services	3,883,969

	Hotels, Restaurants & Leisure – 4.6%

35,315	BJ’s Restaurants, Inc., (2), (3)	1,516,073

20,267	Jack in the Box Inc., Term Loan	1,510,500

44,503	Texas Roadhouse, Inc.	1,528,678
	Total Hotels, Restaurants & Leisure	4,555,251

	Internet Software & Services – 4.0%

41,313	Cornerstone OnDemand Inc., (2)	1,301,360

23,227	LogMeIn Inc., (2)	1,564,571

46,950	Q2 Holdings Inc., (2)	1,157,318
	Total Internet Software & Services	4,023,249

38	Nuveen Investments

Shares	Description (1)	Value

	IT Services – 4.6%

24,547	Euronet Worldwide, Inc., (2)	$1,969,648

66,192	Perficient, Inc., (2)	1,106,730

43,982	WNS Holdings Limited, (2)	1,498,467
	Total IT Services	4,574,845

	Leisure Products – 1.9%

34,646	Brunswick Corporation	1,864,301

	Machinery – 3.4%

41,150	Altra Industrial Motion, Inc., (3)	1,088,829

148,332	Mueller Water Products Inc., (3)	1,305,322

75,851	NN, Incorporated, (3)	1,046,744
	Total Machinery	3,440,895

	Oil, Gas & Consumable Fuels – 2.7%

16,888	Diamondback Energy	1,247,010

53,076	RSP Permian Inc., (2), (3)	1,455,344
	Total Oil, Gas & Consumable Fuels	2,702,354

	Pharmaceuticals – 0.8%

17,257	Intra-Cellular Therapies Inc., (2), (3)	825,747

	Professional Services – 2.2%

39,428	Korn Ferry International	1,433,996

27,387	TrueBlue Inc., (2)	793,401
	Total Professional Services	2,227,397

	Real Estate Investment Trust – 3.7%

85,009	DiamondRock Hospitality Company	992,905

15,216	PS Business Parks Inc.	1,305,381

14,196	Sovran Self Storage Inc.	1,417,755
	Total Real Estate Investment Trust	3,716,041

	Semiconductors & Semiconductor Equipment – 5.9%

38,351	Mellanox Technologies, Limited, (2)	1,806,716

38,864	MKS Instruments Inc., (3)	1,369,567

81,759	Semtech Corporation, (2)	1,430,783

15,046	Synaptics, Inc., (2), (3)	1,280,264
	Total Semiconductors & Semiconductor Equipment	5,887,330

	Software – 11.6%

38,580	Broadsoft Inc., (2)	1,233,403

66,413	Cadence Design Systems, Inc., (2), (3)	1,475,697

40,324	CommVault Systems, Inc., (2)	1,633,928

61,557	Gigamon Inc., (2)	1,614,640

55,048	Pegasystems, Inc.	1,535,289

Nuveen Investments	39

Nuveen Small Cap Growth Opportunities Fund (continued)

Portfolio of Investments	October 31, 2015

Shares	Description (1)	Value

	Software (continued)

19,594	Proofpoint, Incorporated, (2)	$1,380,201

38,934	QLIK Technologies Inc., (2)	1,221,360

8,696	Tyler Technologies Inc., (2), (3)	1,481,451

591,081	VideoPropulsion Inc., (2), (4)	–
	Total Software	11,575,969

	Specialty Retail – 3.4%

71,855	Express Inc., (2), (3)	1,386,802

10,001	Restoration Hardware Holdings Incorporated, (2), (3)	1,031,003

68,383	Tile Shop Holdings Inc., (2)	992,237
	Total Specialty Retail	3,410,042

	Textiles, Apparel & Luxury Goods – 1.5%

44,932	Steven Madden Limited, (2), (3)	1,565,880
	Total Long-Term Investments (cost $87,939,808)	95,769,012

Shares	Description (1)	Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 31.3%

	Money Market Funds – 31.3%

31,278,227	Mount Vernon Lending Prime Portfolio, 0.256%, (5), (6)	$31,278,227
	Total Investments Purchased with Collateral from Securities Lending (cost $31,278,227)	31,278,227

Shares	Description (1)	Value

	SHORT-TERM INVESTMENTS – 3.2%

	Money Market Funds – 3.2%

3,174,488	First American Treasury Obligations Fund, Class Z, 0.000%, (5)	$3,174,488
	Total Short-Term Investments (cost $3,174,488)	3,174,488
	Total Investments (cost $122,392,523) – 130.2%	130,221,727
	Other Assets Less Liabilities – (30.2)%	(30,178,998)
	Net Assets – 100%	$100,042,729

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $30,044,611.

(4)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(5)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(6)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

See accompanying notes to financial statements.

40	Nuveen Investments

Statement of

Assets and Liabilities	October 31, 2015

	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Assets
Long-term investments, at value (cost $320,704,554, $1,008,166,749 and $87,939,808, respectively)	$466,942,884	$1,195,384,985	$95,769,012
Investments purchased with collateral from securities lending, at value (cost approximates value)	119,637,888	366,889,649	31,278,227
Short-term investments, at value (cost approximates value)	687,481	8,891,795	3,174,488
Receivable for:
Dividends	138,102	95,829	—
Due from broker	12,118	78,077	35,069
Investments sold	3,060,209	17,491,234	3,368,716
Reclaims	—	7,657	—
Shares sold	408,830	985,551	20,583
Other assets	39,166	65,326	20,599
Total assets	590,926,678	1,589,890,103	133,666,694
Liabilities
Payable for:
Collateral from securities lending program	119,637,888	366,889,649	31,278,227
Investments purchased	3,096,120	16,041,360	2,037,935
Shares redeemed	930,801	1,100,682	164,955
Accrued expenses:
Directors fees	22,453	50,011	809
Management fees	319,151	874,977	77,606
12b-1 distribution and service fees	39,084	118,808	9,594
Other	165,053	543,363	54,839
Total liabilities	124,210,550	385,618,850	33,623,965
Net assets	$466,716,128	$1,204,271,253	$100,042,729
Class A Shares
Net assets	$117,687,548	$365,394,171	$33,922,460
Shares outstanding	3,133,978	8,932,242	1,572,318
Net asset value (“NAV”) per share	$37.55	$40.91	$21.57
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$39.84	$43.41	$22.89
Class C Shares
Net assets	$14,575,231	$22,284,265	$2,278,154
Shares outstanding	451,630	665,157	127,339
NAV and offering price per share	$32.27	$33.50	$17.89
Class R3 Shares
Net assets	$7,995,505	$54,865,505	$1,438,960
Shares outstanding	220,969	1,407,570	69,496
NAV and offering price per share	$36.18	$38.98	$20.71
Class R6 Shares
Net assets	$18,631,539	$31,167,046	$—
Shares outstanding	461,784	663,195	—
NAV and offering price per share	$40.35	$47.00	$—
Class I Shares
Net assets	$307,826,305	$730,560,266	$62,403,155
Shares outstanding	7,652,364	15,608,288	2,546,084
NAV and offering price per share	$40.23	$46.81	$24.51
Net assets consist of:
Capital paid-in	$240,489,669	$940,769,996	$84,015,229
Undistributed (Over-distribution of) net investment income	5,448,515	(6,726,087)	—
Accumulated net realized gain (loss)	74,539,614	83,009,108	8,198,296
Net unrealized appreciation (depreciation)	146,238,330	187,218,236	7,829,204
Net assets	$466,716,128	$1,204,271,253	$100,042,729
Authorized shares – per class	2 billion	2 billion	2 billion
Par value per share	$0.0001	$0.0001	$0.0001

See accompanying notes to financial statements.

Nuveen Investments	41

Statement of

Operations	Year Ended October 31, 2015

	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Investment Income
Dividend and interest income (net of foreign tax withheld of $2,592, $15,344 and $—, respectively)	$5,183,408	$7,139,559	$435,350
Securities lending income, net	90,960	419,918	98,092
Total investment income	5,274,368	7,559,477	533,442
Expenses
Management fees	4,105,099	11,098,363	1,058,692
12b-1 service fees — Class A Shares	320,038	963,776	93,198
12b-1 distribution and service fees — Class C Shares	138,387	240,249	24,088
12b-1 distribution and service fees — Class R3 Shares	41,454	329,660	9,183
Shareholder servicing agent fees	516,066	1,903,035	133,672
Custodian fees	77,680	199,363	26,128
Directors Fees	13,017	34,331	2,908
Professional fees	50,149	98,133	24,180
Shareholder reporting expenses	59,208	124,177	24,711
Federal and state registration fees	76,033	91,986	53,593
Other	31,123	23,454	3,591
Total expenses before fee waiver/expense reimbursement	5,428,254	15,106,527	1,453,944
Fee waiver/expense reimbursement	—	—	(35,738)
Net expenses	5,428,254	15,106,527	1,418,206
Net investment income (loss)	(153,886)	(7,547,050)	(884,764)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	81,224,898	93,276,543	9,729,822
Change in net unrealized appreciation (depreciation) of investments	(25,402,229)	(37,039,615)	(8,261,028)
Net realized and unrealized gain (loss)	55,822,669	56,236,928	1,468,794
Net increase (decrease) in net assets from operations	$55,668,783	$48,689,878	$584,030

See accompanying notes to financial statements.

42	Nuveen Investments

Statement of

Changes in Net Assets

	Large Cap Growth Opportunities		Mid Cap Growth Opportunities		Small Cap Growth Opportunities
	Year Ended 10/31/15	Year Ended 10/31/14	Year Ended 10/31/15	Year Ended 10/31/14	Year Ended 10/31/15	Year Ended 10/31/14
Operations
Net investment income (loss)	$(153,886)	$(1,448,260)	$(7,547,050)	$(8,677,538)	$(884,764)	$(900,254)
Net realized gain (loss) from investments	81,224,898	91,580,047	93,276,543	231,344,771	9,729,822	12,730,722
Change in net unrealized appreciation (depreciation) of investments	(25,402,229)	(29,259,565)	(37,039,615)	(67,482,894)	(8,261,028)	(3,210,871)
Net increase (decrease) in net assets from operations	55,668,783	60,872,222	48,689,878	155,184,339	584,030	8,619,597
Distributions to Shareholders
From net investment income:
Class A Shares	—	—	—	—	—	—
Class C Shares	—	—	—	—	—	—
Class R3 Shares	—	—	—	—	—	—
Class R6 Shares	—	—	—	—	—	—
Class I Shares	—	—	—	—	—	—
From accumulated net realized gains:
Class A Shares	(23,403,600)	(24,236,445)	(63,095,209)	(63,349,741)	(4,471,368)	(7,268,048)
Class C Shares	(2,680,855)	(2,511,114)	(4,791,958)	(4,481,915)	(319,340)	(475,333)
Class R3 Shares	(1,555,935)	(1,764,930)	(11,403,833)	(8,738,211)	(245,744)	(356,350)
Class R6 Shares	(3,364,017)	(4,240,519)	(2,495,372)	(4,324,392)	—	—
Class I Shares	(58,751,935)	(61,056,809)	(123,471,077)	(126,230,200)	(6,745,694)	(7,704,173)
Decrease in net assets from distributions to shareholders	(89,756,342)	(93,809,817)	(205,257,449)	(207,124,459)	(11,782,146)	(15,803,904)
Fund Share Transactions
Proceeds from sale of shares	43,245,242	94,779,280	219,634,570	271,666,021	16,031,783	33,225,866
Proceeds from shares issued to shareholders due to reinvestment of distributions	63,521,406	65,361,328	180,877,868	177,933,816	9,392,517	11,385,858
	106,766,648	160,140,608	400,512,438	449,599,837	25,424,300	44,611,724
Cost of shares redeemed	(171,182,954)	(187,564,224)	(330,668,906)	(335,793,851)	(20,387,721)	(24,619,284)
Net increase (decrease) in net assets from Fund share transactions	(64,416,306)	(27,423,616)	69,843,532	113,805,986	5,036,579	19,992,440
Net increase (decrease) in net assets	(98,503,865)	(60,361,211)	(86,724,039)	61,865,866	(6,161,537)	12,808,133
Net assets at the beginning of period	565,219,993	625,581,204	1,290,995,292	1,229,129,426	106,204,266	93,396,133
Net assets at the end of period	$466,716,128	$565,219,993	$1,204,271,253	$1,290,995,292	$100,042,729	$106,204,266
Undistributed (Over-distribution of) net investment income at the end of period	$5,448,515	$(29,339)	$(6,726,087)	$(48,492)	$—	$—

See accompanying notes to financial statements.

Nuveen Investments	43

Financial

Highlights

Large Cap Growth Opportunities

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended October 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (1/95)
2015	$40.48	$(0.05)	$3.99	$3.94	$—	$(6.87)	$(6.87)	$37.55
2014	43.26	(0.16)	4.12	3.96	—	(6.74)	(6.74)	40.48
2013	34.09	(0.05)	9.63	9.58	—	(0.41)	(0.41)	43.26
2012	32.92	(0.13)	2.46	2.33	—	(1.16)	(1.16)	34.09
2011	30.24	(0.15)	2.83	2.68	—	—	—	32.92
Class C (9/01)
2015	35.97	(0.30)	3.47	3.17	—	(6.87)	(6.87)	32.27
2014	39.42	(0.40)	3.69	3.29	—	(6.74)	(6.74)	35.97
2013	31.34	(0.31)	8.80	8.49	—	(0.41)	(0.41)	39.42
2012	30.57	(0.35)	2.28	1.93	—	(1.16)	(1.16)	31.34
2011	28.30	(0.37)	2.64	2.27	—	—	—	30.57
Class R3 (11/00)
2015	39.33	(0.17)	3.89	3.72	—	(6.87)	(6.87)	36.18
2014	42.32	(0.25)	4.00	3.75	—	(6.74)	(6.74)	39.33
2013	33.44	(0.14)	9.43	9.29	—	(0.41)	(0.41)	42.32
2012	32.39	(0.22)	2.43	2.21	—	(1.16)	(1.16)	33.44
2011	29.83	(0.23)	2.79	2.56	—	—	—	32.39
Class R6 (2/13)
2015	42.85	0.07	4.30	4.37	—	(6.87)	(6.87)	40.35
2014	45.27	(0.02)	4.34	4.32	—	(6.74)	(6.74)	42.85
2013(d)	37.47	(0.02)	7.82	7.80	—	—	—	45.27
Class I (12/92)
2015	42.78	0.02	4.30	4.32	—	(6.87)	(6.87)	40.23
2014	45.24	(0.06)	4.34	4.28	—	(6.74)	(6.74)	42.78
2013	35.55	0.06	10.04	10.10	—	(0.41)	(0.41)	45.24
2012	34.19	(0.04)	2.56	2.52	—	(1.16)	(1.16)	35.55
2011	31.33	(0.06)	2.92	2.86	—	—	—	34.19

44	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Expenses		Net Investment Income (Loss)	Portfolio Turnover Rate(e)

11.75%	$117,688	1.25%		(0.13)%	1.25%		(0.13)%	79%
10.50	143,891	1.25		(0.40)	1.25		(0.40)	66
28.39	165,791	1.24		(0.14)	1.24		(0.14)	72
7.66	134,788	1.26		(0.42)	1.23		(0.39)	73
8.86	84,875	1.20		(0.46)	1.20		(0.46)	88

10.92	14,575	2.00		(0.95)	2.00		(0.95)	79
9.73	14,462	2.00		(1.15)	2.00		(1.15)	66
27.43	14,963	1.99		(0.89)	1.99		(0.89)	72
6.88	11,193	2.01		(1.16)	1.98		(1.14)	73
8.02	7,832	1.95		(1.21)	1.95		(1.21)	88

11.47	7,996	1.50		(0.48)	1.50		(0.48)	79
10.22	8,724	1.50		(0.64)	1.50		(0.64)	66
28.07	11,320	1.49		(0.39)	1.49		(0.39)	72
7.40	9,658	1.51		(0.70)	1.48		(0.67)	73
8.58	3,431	1.45		(0.72)	1.45		(0.72)	88

12.14	18,632	0.91		0.17	0.91		0.17	79
10.90	22,672	0.90		(0.05)	0.90		(0.05)	66
20.82	28,966	0.91	*	(0.06)*	0.91	*	(0.06)*	72

12.05	307,826	1.00		0.05	1.00		0.05	79
10.78	375,471	1.00		(0.15)	1.00		(0.15)	66
28.69	403,480	0.99		0.14	0.99		0.14	72
7.94	418,144	1.01		(0.13)	0.98		(0.11)	73
9.13	435,619	0.95		(0.17)	0.95		(0.17)	88

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period February 28, 2013 (commencement of operations) through October 31, 2013.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	45

Financial Highlights (continued)

Mid Cap Growth Opportunities

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended October 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (1/95)
2015	$47.67	$(0.31)	$1.72	$1.41	$—	$(8.17)	$(8.17)	$40.91
2014	51.11	(0.38)	6.09	5.71	—	(9.15)	(9.15)	47.67
2013	42.38	(0.17)	12.05	11.88	—	(3.15)	(3.15)	51.11
2012	41.36	(0.16)	2.77	2.61	—	(1.59)	(1.59)	42.38
2011	37.26	(0.22)	4.32	4.10	—	—	—	41.36
Class C (9/01)
2015	40.77	(0.52)	1.42	0.90	—	(8.17)	(8.17)	33.50
2014	45.29	(0.63)	5.26	4.63	—	(9.15)	(9.15)	40.77
2013	38.17	(0.45)	10.72	10.27	—	(3.15)	(3.15)	45.29
2012	37.70	(0.43)	2.49	2.06	—	(1.59)	(1.59)	38.17
2011	34.21	(0.49)	3.98	3.49	—	—	—	37.70
Class R3 (12/00)
2015	45.90	(0.40)	1.65	1.25	—	(8.17)	(8.17)	38.98
2014	49.65	(0.49)	5.89	5.40	—	(9.15)	(9.15)	45.90
2013	41.35	(0.27)	11.72	11.45	—	(3.15)	(3.15)	49.65
2012	40.50	(0.27)	2.71	2.44	—	(1.59)	(1.59)	41.35
2011	36.58	(0.31)	4.23	3.92	—	—	—	40.50
Class R6 (2/13)
2015	53.36	(0.16)	1.97	1.81	—	(8.17)	(8.17)	47.00
2014	55.97	(0.23)	6.77	6.54	—	(9.15)	(9.15)	53.36
2013(d)	46.61	(0.05)	9.41	9.36	—	—	—	55.97
Class I (12/89)
2015	53.24	(0.23)	1.97	1.74	—	(8.17)	(8.17)	46.81
2014	55.93	(0.29)	6.75	6.46	—	(9.15)	(9.15)	53.24
2013	45.97	(0.06)	13.17	13.11	—	(3.15)	(3.15)	55.93
2012	44.62	(0.06)	3.00	2.94	—	(1.59)	(1.59)	45.97
2011	40.09	(0.10)	4.63	4.53	—	—	—	44.62

46	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Expenses		Net Investment Income (Loss)	Portfolio Turnover Rate(e)

3.68%	$365,394	1.30%		(0.72)%	1.30%		(0.72)%	118%
12.89	371,601	1.30		(0.81)	1.30		(0.81)	106
30.27	355,086	1.30		(0.38)	1.29		(0.38)	108
6.88	306,507	1.30		(0.42)	1.27		(0.39)	113
11.00	289,038	1.26		(0.53)	1.26		(0.53)	114

2.91	22,284	2.05		(1.47)	2.05		(1.47)	118
12.01	24,304	2.05		(1.56)	2.05		(1.56)	106
29.33	22,181	2.05		(1.14)	2.04		(1.13)	108
6.06	17,874	2.05		(1.16)	2.02		(1.13)	113
10.20	14,314	2.01		(1.28)	2.01		(1.28)	114

3.43	54,866	1.55		(0.98)	1.55		(0.98)	118
12.59	64,262	1.55		(1.10)	1.55		(1.10)	106
29.97	47,168	1.55		(0.63)	1.54		(0.63)	108
6.59	38,869	1.55		(0.67)	1.52		(0.64)	113
10.72	34,929	1.51		(0.77)	1.51		(0.77)	114

4.09	31,167	0.92		(0.33)	0.92		(0.33)	118
13.31	16,192	0.92		(0.44)	0.92		(0.44)	106
20.12	25,874	0.92	*	(0.14)*	0.92	*	(0.14)*	108

3.95	730,560	1.05		(0.47)	1.05		(0.47)	118
13.15	814,636	1.05		(0.56)	1.05		(0.56)	106
30.60	776,915	1.05		(0.13)	1.04		(0.12)	108
7.13	744,480	1.05		(0.17)	1.02		(0.14)	113
11.30	728,843	1.01		(0.21)	1.01		(0.21)	114

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period February 28, 2013 (commencement of operations) through October 31, 2013.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	47

Financial Highlights (continued)

Small Cap Growth Opportunities

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended October 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (8/95)
2015	$24.41	$(0.22)	$0.33	$0.11	$—	$(2.95)	$(2.95)	$21.57
2014	27.13	(0.26)	2.35	2.09	—	(4.81)	(4.81)	24.41
2013	21.25	(0.26)	7.93	7.67	—	(1.79)	(1.79)	27.13
2012	20.41	(0.21)	1.35	1.14	—	(0.30)	(0.30)	21.25
2011	19.04	(0.24)	1.61	1.37	—	—	—	20.41
Class C (9/01)
2015	20.89	(0.33)	0.28	(0.05)	—	(2.95)	(2.95)	17.89
2014	24.05	(0.38)	2.03	1.65	—	(4.81)	(4.81)	20.89
2013	19.17	(0.38)	7.05	6.67	—	(1.79)	(1.79)	24.05
2012	18.58	(0.34)	1.23	0.89	—	(0.30)	(0.30)	19.17
2011	17.46	(0.36)	1.48	1.12	—	—	—	18.58
Class R3 (12/00)
2015	23.60	(0.27)	0.33	0.06	—	(2.95)	(2.95)	20.71
2014	26.45	(0.31)	2.27	1.96	—	(4.81)	(4.81)	23.60
2013	20.81	(0.30)	7.73	7.43	—	(1.79)	(1.79)	26.45
2012	20.04	(0.26)	1.33	1.07	—	(0.30)	(0.30)	20.81
2011	18.74	(0.29)	1.59	1.30	—	—	—	20.04
Class I (8/95)
2015	27.26	(0.19)	0.39	0.20	—	(2.95)	(2.95)	24.51
2014	29.68	(0.23)	2.62	2.39	—	(4.81)	(4.81)	27.26
2013	23.03	(0.21)	8.65	8.44	—	(1.79)	(1.79)	29.68
2012	22.04	(0.17)	1.46	1.29	—	(0.30)	(0.30)	23.03
2011	20.51	(0.19)	1.72	1.53	—	—	—	22.04

48	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

0.72%	$33,922	1.50%	(1.00)%	1.47%	(0.97)%	128%
9.07	38,990	1.57	(1.19)	1.47	(1.09)	125
39.22	40,965	1.55	(1.17)	1.46	(1.09)	119
5.73	35,306	1.72	(1.21)	1.47	(0.97)	118
7.20	36,188	1.54	(1.19)	1.47	(1.12)	118

(0.03)	2,278	2.25	(1.75)	2.22	(1.72)	128
8.26	2,250	2.32	(1.94)	2.22	(1.84)	125
38.17	2,350	2.30	(1.91)	2.22	(1.83)	119
4.93	1,568	2.46	(1.96)	2.22	(1.72)	118
6.41	1,546	2.29	(1.94)	2.22	(1.87)	118

0.50	1,439	1.75	(1.26)	1.72	(1.23)	128
8.77	2,077	1.82	(1.44)	1.72	(1.34)	125
38.86	1,941	1.80	(1.40)	1.72	(1.32)	119
5.48	2,395	1.96	(1.46)	1.72	(1.22)	118
6.94	2,334	1.79	(1.44)	1.72	(1.37)	118

1.00	62,403	1.25	(0.75)	1.22	(0.71)	128
9.34	62,887	1.32	(0.94)	1.22	(0.84)	125
39.55	48,141	1.30	(0.90)	1.22	(0.82)	119
5.99	48,111	1.47	(0.96)	1.22	(0.72)	118
7.46	63,866	1.31	(0.94)	1.22	(0.84)	118

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

See accompanying notes to financial statements.

Nuveen Investments	49

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

Nuveen Investment Funds, Inc. (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Large Cap Growth Opportunities Fund (“Large Cap Growth Opportunities”), Nuveen Mid Cap Growth Opportunities Fund (“Mid Cap Growth Opportunities”) and Nuveen Small Cap Growth Opportunities Fund (“Small Cap Growth Opportunities”), (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was incorporated in the State of Maryland on August 20, 1987.

The end of the reporting period for the Funds is October 31, 2015, and the period covered by these Notes to Financial Statements is the fiscal year ended October 31, 2015 (the “current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Investment Objectives and Principal Investment Strategies

Large Cap Growth Opportunities’ investment objective is long-term growth of capital. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes, in common stocks of large-capitalization companies, defined as companies that have market capitalizations of $5 billion or greater.

Mid Cap Growth Opportunities’ investment objective is capital appreciation. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes, in common stocks of mid-capitalization companies. Mid-capitalization companies are defined as companies that have market capitalizations within the market capitalization range of the companies in the Russell Midcap® Index on the last business day of the month in which its most recent reconstitution was completed. Reconstitution of the index currently is completed in June of each year. On June 30, 2014, the range was $1.6 billion to $29.9 billion.

Small Cap Growth Opportunities’ investment objective is growth of capital. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes, in common stocks of small-capitalization companies. Small capitalization companies are defined as companies that have market capitalizations within the market capitalization range of the companies in the Russell 2000 Index on the last business day of the month in which its most recent reconstitution was completed. Reconstitution of the index currently is completed in June of each year. On June 30, 2014, the range was $143 million to $4.51 billion.

Each Fund may invest up to 15% of its total assets in non-dollar denominated equity securities of non-U.S. issuers. In addition, each Fund may invest up to 25% of its assets, collectively, in non-dollar denominated equity securities of non-U.S. issuers and in dollar-denominated equity securities of non-U.S. issuers that are either listed on a U.S. stock exchange or represented by depositary receipts that may or may not be sponsored by a domestic bank. Up to 15% of each Fund’s total assets may be invested in equity securities of emerging market issuers. Each Fund may utilize options, futures contracts, options on futures contracts and forward foreign currency exchanges contracts (“derivatives”). Each Fund may use these derivatives to manage market or business risk, enhance each Fund’s return, or hedge against adverse movements in currency exchange rates.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes.

50	Nuveen Investments

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments, net of lending agent fees.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared and distributed to shareholders annually. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Sub-transfer agent fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative net assets.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Nuveen Investments	51

Notes to Financial Statements (continued)

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange, which may represent a transfer from a Level 1 to a Level 2 security.

Investments in investment companies are valued at their respective NAVs on the valuation date and are generally classified as Level 1.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Directors (the “Board”) and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Large Cap Growth Opportunities	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$466,942,884	$—	$—	$466,942,884
Investments Purchased with Collateral from Securities Lending	119,637,888	—	—	119,637,888
Short-Term Investments:
Money Market Funds	687,481	—	—	687,481
Total	$587,268,253	$—	$—	$587,268,253

Mid Cap Growth Opportunities
Long-Term Investments*:
Common Stocks	$1,195,384,985	$—	$—	$1,195,384,985
Investments Purchased with Collateral from Securities Lending	366,889,649	—	—	366,889,649
Short-Term Investments:
Money Market Funds	8,891,795	—	—	8,891,795
Total	$1,571,166,429	$—	$—	$1,571,166,429

52	Nuveen Investments

Small Cap Growth Opportunities	Level 1	Level 2	Level 3		Total
Long-Term Investments*:
Common Stocks	$95,769,012	$—	$—	**	$95,769,012
Investments Purchased with Collateral from Securities Lending	31,278,227	—	—		31,278,227
Short-Term Investments:
Money Market Funds	3,174,488	—	—		3,174,488
Total	$130,221,727	$—	$—		$130,221,727
*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Value equals zero as of the end of the reporting period. Refer to the Fund’s Portfolio of Investments for security classified as Level 3.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely- traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Securities Lending

In order to generate additional income, each Fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks or other institutions. When loaning securities, each Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Each Fund also has the ability to recall the securities on loan at any time.

Each Fund’s policy is to receive, at the inception of a loan, cash collateral equal to at least 102% of the value of securities loaned, which is recognized as “Payable for collateral from securities lending program” on the Statement of Assets and Liabilities. Collateral for securities on loan is invested in a money market fund, which is recognized as “Investments purchased with collateral from securities lending, at value” on the Statement of Assets and Liabilities. The market value of the securities loaned is determined at the close of each business day in order to determine the adequacy of the collateral. If the value of the securities on loan increases such that the level of collateralization falls below 100%, additional collateral is received from the borrower on the next business day, which is recognized as “Due from broker” on the Statement of Assets and Liabilities.

Securities out on loan are subject to termination at any time at the option of the borrower or the Fund. Upon termination, the borrower is required to return to the Fund securities identical to the securities loaned. Generally, in the event the borrower defaults on its obligation to return the loaned securities, the Fund has the right to use the collateral to acquire identical securities. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a loss to the Fund. Under each Fund’s securities lending agreement, however, the securities lending agent has indemnified the Fund against losses resulting from borrower default, except to the extent that those losses result from a decrease in the value of the collateral due to its investment by the Fund. The Fund bears the risk of loss with respect to the investment of collateral.

Nuveen Investments	53

Notes to Financial Statements (continued)

The Funds’ custodian, U.S. Bank National Association, serves as its securities lending agent. Each Fund pays the custodian a fee based on its proportional share of the custodian’s expense of operating its securities lending program. Income earned from the securities lending program is paid to the Fund, net of any fees paid. Income from securities lending, net of fees paid, is recognized as “Securities lending income, net” on the Statement of Operations.

The following table presents the securities out on loan for the Funds, and the collateral delivered related to those securities, as of the end of the reporting period.

Fund	Asset Class out on Loan	Long-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Large Cap Growth Opportunities	Common Stocks	$115,998,419	$(115,998,419)	$—
Mid Cap Growth Opportunities	Common Stocks	355,024,388	(355,024,388)	—
Small Cap Growth Opportunities	Common Stocks	30,044,611	(30,044,611)	—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the securities out on loan. Refer to the Fund’s Portfolio of Investments for details on securities out on loan.

Securities lending fees paid by each Fund during the current fiscal period were as follows:

	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Securities lending fees paid	$6,498	$48,567	$15,865

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

54	Nuveen Investments

4. Fund Shares

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Year Ended 10/31/15		Year Ended 10/31/14
Large Cap Growth Opportunities	Shares	Amount	Shares	Amount
Shares sold:
Class A	293,385	$10,733,704	603,581	$23,531,392
Class A – automatic conversion of Class B Shares	—	—	20,354	798,031
Class B – exchanges	—	—	122	4,030
Class C	95,594	2,942,818	105,893	3,662,076
Class R3	62,194	2,236,858	42,545	1,613,281
Class R6	23,033	865,090	10,988	448,404
Class I	687,823	26,466,772	1,527,478	64,722,066
Shares issued to shareholders due to reinvestment of distributions:
Class A	686,565	23,054,856	630,386	23,444,051
Class B	—	—	5,225	169,119
Class C	63,421	1,842,376	49,147	1,634,630
Class R3	45,621	1,479,480	46,697	1,691,378
Class R6	87,371	3,142,735	99,034	3,887,080
Class I	947,393	34,001,959	880,547	34,535,070
	2,992,400	106,766,648	4,021,997	160,140,608
Shares redeemed:
Class A	(1,400,857)	(51,235,903)	(1,532,083)	(61,260,778)
Class B	—	—	(9,425)	(320,905)
Class B – automatic conversion of Class A Shares	—	—	(23,446)	(798,031)
Class C	(109,400)	(3,417,208)	(132,577)	(4,597,108)
Class R3	(108,635)	(3,786,733)	(134,971)	(5,146,614)
Class R6	(177,680)	(7,112,374)	(220,804)	(9,162,431)
Class I	(2,760,177)	(105,630,736)	(2,549,398)	(106,278,357)
	(4,556,749)	(171,182,954)	(4,602,704)	(187,564,224)
Net increase (decrease)	(1,564,349)	$(64,416,306)	(580,707)	$(27,423,616)

	Year Ended 10/31/15		Year Ended 10/31/14
Mid Cap Growth Opportunities	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,685,601	$71,861,448	1,725,590	$79,814,790
Class A – automatic conversion of Class B Shares	—	—	27,325	1,292,511
Class B – exchanges	—	—	416	15,180
Class C	96,491	3,326,130	117,355	4,727,677
Class R3	483,013	19,544,907	845,680	36,738,635
Class R6	714,512	34,158,123	231,584	11,883,490
Class I	1,868,955	90,743,962	2,665,769	137,193,738
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,578,073	61,923,572	1,436,404	62,339,930
Class B	—	—	9,968	347,701
Class C	126,736	4,099,904	103,317	3,860,963
Class R3	302,689	11,344,768	208,302	8,725,765
Class R6	53,391	2,398,848	81,352	3,939,057
Class I	2,256,936	101,110,776	2,040,943	98,720,400
	9,166,397	400,512,438	9,494,005	449,599,837
Shares redeemed:
Class A	(2,127,432)	(89,836,493)	(2,340,479)	(108,208,270)
Class B	—	—	(20,766)	(788,633)
Class B – automatic conversion of Class A Shares	—	—	(34,079)	(1,292,511)
Class C	(154,133)	(5,431,709)	(114,363)	(4,562,182)
Class R3	(778,132)	(30,838,598)	(603,977)	(26,215,601)
Class R6	(408,175)	(20,301,930)	(471,756)	(24,494,079)
Class I	(3,818,895)	(184,260,176)	(3,296,639)	(170,232,575)
	(7,286,767)	(330,668,906)	(6,882,059)	(335,793,851)
Net increase (decrease)	1,879,630	$69,843,532	2,611,946	$113,805,986

Nuveen Investments	55

Notes to Financial Statements (continued)

	Year Ended 10/31/15		Year Ended 10/31/14
Small Cap Growth Opportunities	Shares	Amount	Shares	Amount
Shares sold:
Class A	74,804	$1,732,493	123,036	$3,003,828
Class C	39,382	746,413	17,256	366,709
Class R3	31,859	697,321	52,706	1,203,519
Class I	483,063	12,855,556	1,084,551	28,651,810
Shares issued to shareholders due to reinvestment of distributions:
Class A	204,286	4,310,437	310,819	7,052,473
Class B	—	—	—	—
Class C	17,461	307,657	23,622	461,582
Class R3	12,106	245,744	16,212	356,349
Class I	189,325	4,528,679	139,061	3,515,454
	1,052,286	25,424,300	1,767,263	44,611,724
Shares redeemed:
Class A	(303,868)	(7,042,087)	(346,545)	(8,297,779)
Class C	(37,225)	(712,570)	(30,854)	(633,117)
Class R3	(62,478)	(1,388,398)	(54,292)	(1,226,457)
Class I	(432,828)	(11,244,666)	(538,887)	(14,461,931)
	(836,399)	(20,387,721)	(970,578)	(24,619,284)
Net increase (decrease)	215,887	$5,036,579	796,685	$19,992,440

5. Investment Transactions

Long-term purchases and sales (excluding investments purchased with collateral from securities lending) during the current fiscal period were as follows:

	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Purchases	$387,587,704	$1,499,543,844	$131,184,275
Sales	538,656,264	1,642,704,192	141,281,687

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of October 31, 2015, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Cost of investments	$444,752,777	$1,391,101,873	$122,711,230
Gross unrealized:
Appreciation	$151,575,564	$204,253,299	$12,848,631
Depreciation	(9,060,088)	(24,188,743)	(5,338,134)
Net unrealized appreciation (depreciation) of investments	$142,515,476	$180,064,556	$7,510,497

56	Nuveen Investments

Permanent differences, primarily due to net operating losses, tax equalization, deemed dividend due to corporate actions, investment from partnerships and investments in passive foreign investment companies, resulted in reclassifications among the Funds’ components of net assets as of October 31, 2015, the Funds’ tax year end, as follows:

	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Capital paid-in	$518,465	$5,046,667	$(11)
Undistributed (Over-distribution of) net investment income	5,631,740	869,455	884,764
Accumulated net realized gain (loss)	(6,150,205)	(5,916,122)	(884,753)

The tax components of undistributed net ordinary income and net long-term capital gains as of October 31, 2015, the Funds’ tax year end, were as follows:

	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Undistributed net ordinary income[1]	$5,482,108	$—	$1,802,696
Undistributed net long-term capital gains	78,262,468	89,825,330	6,714,307
[1]	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended October 31, 2015 and October 31, 2014 was designated for purposes of the dividends paid deduction as follows:

2015	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Distributions from net ordinary income[1]	$4,222,148	$39,080,850	$3,544,233
Distributions from net long-term capital gains	85,534,194	166,176,599	8,237,913
2014
Distributions from net ordinary income[1]	$10,044,140	$15,404,436	$7,438,985
Distributions from net long-term capital gains	83,765,677	191,720,023	8,364,919
[1]	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

As of October 31, 2015, the Funds’ tax year end, the Funds did not have any unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any.

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Net Assets	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
For the first $125 million	0.6500%	0.7000%	0.8000%
For the next $125 million	0.6375	0.6875	0.7875
For the next $250 million	0.6250	0.6750	0.7750
For the next $500 million	0.6125	0.6625	0.7625
For the next $1 billion	0.6000	0.6500	0.7500
For net assets over $2 billion	0.5750	0.6250	0.7250

Nuveen Investments	57

Notes to Financial Statements (continued)

The annual complex-level fee for each Fund, payable monthly, is determined by taking the complex-level fee rate, which is based on the aggregate amount of “eligible assets” of all Nuveen funds as set forth in the schedule below, and making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund’s assets that are not “eligible assets.” The complex level fee schedule for each Fund is as follows:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of October 31, 2015, the complex-level fee for each Fund was as follows:

Fund	Complex-Level Fee
Large Cap Growth Opportunities	0.2000%
Mid Cap Growth Opportunities	0.1931
Small Cap Growth Opportunities	0.2000

The Adviser has agreed to waive fees and/or reimburse expenses of Small Cap Growth Opportunities through September 30, 2016, so that total annual fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.22% of the average daily net assets of any class of Fund shares.

The Trust pays no compensation directly to those of its directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the current fiscal period, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Sales charges collected (Unaudited)	$46,241	$125,677	$19,512
Paid to financial intermediaries (Unaudited)	40,650	110,751	17,037

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Commission advances (Unaudited)	$11,863	$22,061	$5,911

58	Nuveen Investments

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
12b-1 fees retained (Unaudited)	$11,267	$16,768	$2,739

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period as follows:

	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
CDSC retained (Unaudited)	$417	$411	$—

8. Borrowing Arrangements

The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), established a 364-day, $2.53 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include any of the Funds covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, including all of the Funds covered by this shareholder report, along with a number of Nuveen closed-end funds. The credit facility expires in July 2016 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, none of the Funds utilized this facility.

9. Subsequent Events

Change in Contingent Deferred Sales Charge (CDSC) Schedule

Effective November 1, 2015, shareholders purchasing $1 million or more of Class A Shares at NAV without an up-front sales charge will be assessed a CDSC of 1.00% on any shares redeemed within eighteen months of purchase, unless the redemption is eligible for a CDSC reduction or waiver as specified in the Funds’ statement of additional information.

Nuveen Investments	59

Additional

Fund Information (Unaudited)

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Nuveen Asset Management, LLC 333 West Wacker Drive Chicago, IL 60606	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL 60606 Custodian U.S. Bank National Association Milwaukee, WI 53202	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Distribution Information: The Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and their percentages as qualified dividend income (“QDI”) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
% of QDI	88%	8%	7%
% of DRD	87%	7%	7%

Long-Term Capital Gain Distributions: The Funds hereby designate as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount shown in the accompanying table or, if greater, the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended October 31, 2015:

	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Long-term capital gain dividends	$86,052,670	$171,603,516	$8,237,913

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

60	Nuveen Investments

Glossary of Terms

Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested distributions and capital gains, if any) over the time period being considered.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper Large-Cap Growth Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Large-Cap Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.

Lipper Mid-Cap Growth Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Mid-Cap Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.

Lipper Small-Cap Growth Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Small-Cap Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.

Market Capitalization: The market capitalization of a company is equal to the number of the company’s common shares outstanding multiplied by the current price of the company’s stock.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Russell 1000® Growth Index: An index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Russell 2000® Growth Index: An index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Russell 1000® Index: An unmanaged index, considered representative of large-cap stocks. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Russell 2000® Index: An index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 3000® Index measures the performance of the 3,000 largest companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Nuveen Investments	61

Glossary of Terms Used in this Report (continued)

Russell Midcap® Growth Index: An index that measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.

62	Nuveen Investments

Trustees

and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of trustees of the Funds. The number of directors of the Funds is currently set at eleven. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustee:
William J. Schneider 1944 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Chairman of Miller-Valentine Partners, a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; owner in several other Miller-Valentine entities; Board Member of Med-America Health System, and WDPR Public Radio Station; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	196
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	196
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since 2012) Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	196
David J. Kundert 1942 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.	196

Nuveen Investments	63

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
John K. Nelson 1962 333 West Wacker Drive Chicago, IL 60606	Trustee	2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	196
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	196
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006), C2 Options Exchange, Incorporated (since 2009) Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	196
Virginia L. Stringer 1944 333 W. Wacker Drive Chicago, IL 60606	Trustee	2011	Board Member, Mutual Fund Directors Forum; non-profit board member; former governance consultant; former Owner and President, Strategic Management Resources, Inc., a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	196
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	196

64	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Interested Trustee:
William Adams IV(2) 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Senior Executive Vice President, Global Structured Products (since 2010); Co-President of Nuveen Fund Advisors, LLC (since 2011); Executive Vice President of Nuveen Securities, LLC; President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago; formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010).	196
Thomas S. Schreier, Jr.(2) 1962 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Member of Board of Governors and Chairman’s Council of the Investment Company Institute; Director of Allina Health and a Member of its Finance, Audit and Investment Committees, formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).	196

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	197
Margo L. Cook 1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Senior Executive Vice President of Nuveen Investments, Inc.; Executive Vice President, Investment Services of Nuveen Fund Advisors, LLC (since 2011); Managing Director – Investment Services of Nuveen Commodities Asset Management, LLC (since 2011); Co-Chief Executive Officer (since 2015); previously, Executive Vice President (2013-2015) of Nuveen Securities, LLC; Chartered Financial Analyst.	197
Lorna C. Ferguson 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	197

Nuveen Investments	65

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	197
Sherri A. Hlavacek 1962 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2015	Executive Vice President (since May 2015, formerly, Managing Director) and Controller of Nuveen Fund Advisors, LLC; Managing Director and Controller of Nuveen Commodities Asset Management, LLC; Executive Vice President (since May 2015, formerly, Managing Director), Treasurer and Controller of Nuveen Asset Management, LLC; Executive Vice President, Principal Financial Officer (since July 2015, formerly, Managing Director), Treasurer and Corporate Controller of Nuveen Investments, Inc.; Executive Vice President (since May 2015, formerly, Managing Director), Treasurer and Corporate Controller of Nuveen Investments Advisers Inc. and Nuveen Investments Holdings, Inc.; Managing Director, Chief Financial Officer and Corporate Controller of Nuveen Securities, LLC; Vice President, Controller and Treasurer of NWQ Investment Management Company, LLC; Vice President and Controller of Santa Barbara Asset Management, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC; Certified Public Accountant.	197
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc.	197
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President of Nuveen Investments Holdings, Inc. and Nuveen Securities, LLC	197
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary, Nuveen Investments, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.	197
Kathleen L. Prudhomme 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	197
Joel T. Slager 1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	197

66	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Jeffery M. Wilson 1956 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Securities, LLC (since 2011); formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	108

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. Ms. Stringer will retire from the Board as of December 31, 2015. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	“Interested persons” of the Trust, as defined in the 1940 Act, by reason of their positions with Nuveen and certain of its subsidiaries.
(3)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

Nuveen Investments	67

Annual Investment Management Agreement

Approval Process (Unaudited)

The Board of Directors of each Fund (each, a “Board” and each Director, a “Board Member”), including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for overseeing the performance of the investment adviser and sub-adviser to the respective Fund and determining whether to continue such Fund’s advisory agreement (the “Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and the sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Investment Management Agreement, the “Advisory Agreements”) between the Adviser and Nuveen Asset Management, LLC (the “Sub-Adviser”). Following an initial term with respect to each Fund upon its commencement of operations, the Board is required to consider the continuation of the Advisory Agreements on an annual basis pursuant to the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”). Accordingly, at an in-person meeting held on May 11-13, 2015 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the existing Advisory Agreements for the Funds.

In preparation for its considerations at the May Meeting, the Board received in advance of the meeting extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Funds, including, among other things, the nature, extent and quality of services provided by the Adviser and Sub-Adviser (the Adviser and Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser”); Fund performance including performance assessments against peers and the appropriate benchmark(s); fee and expense information of the Funds compared to peers; a description and assessment of shareholder service levels for the Funds; a summary of the performance of certain service providers; a review of product initiatives and shareholder communications; and profitability information of the Fund Advisers as described in further detail below. As part of its annual review, the Board also held a separate meeting on April 14-15, 2015 to review the Funds’ investment performance and consider an analysis by the Adviser of the Sub-Adviser which generally evaluated the Sub-Adviser’s investment team, investment mandate, organizational structure and history, investment philosophy and process, and the performance of the Funds, and any significant changes to the foregoing. During the review, the Independent Board Members asked questions of and requested additional information from management.

The Board considered that the evaluation process with respect to the Fund Advisers is an ongoing process that encompassed the information and knowledge gained throughout the year. The Board, acting directly or through its committees, met regularly during the course of the year and received information and considered factors at each meeting that would be relevant to its annual consideration of the Advisory Agreements, including information relating to Fund performance; Fund expenses; investment team evaluations; and valuation, compliance, regulatory and risk matters. In addition to regular reports, the Adviser provided special reports to the Board to enhance the Board’s understanding on topics that impact some or all of the Nuveen funds and the Adviser (such as presentations on risk and stress testing; the new governance, risk and compliance system; cybersecurity developments; Nuveen fund accounting and reporting matters; regulatory developments impacting the investment company industry and the business plans or other matters impacting the Adviser). The Board also met with key investment personnel managing certain Nuveen fund portfolios during the year.

The Board had created several standing committees including the Open-End Funds Committee and the Closed-End Funds Committee to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of closed-end and open-end funds. These Committees met prior to each quarterly Board meeting, and the Adviser provided presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

The Board also continued its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Independent Board Members made site visits to multiple equity and fixed-income investment teams of the Sub-Adviser in June 2014.

The Board considered the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Advisory Agreements. The Independent Board Members also were assisted throughout the process by independent legal counsel. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. The Independent Board Members also received a memorandum from independent legal counsel outlining the legal standards for their consideration of the proposed continuation of the Advisory Agreements. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and Fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board took into account all factors it believed relevant with respect to each Fund, including, among other things: (a) the nature, extent and quality of the services provided by the Fund Advisers; (b) the investment performance of the Funds and Fund Advisers; (c) the advisory fees and costs of the

68	Nuveen Investments

services to be provided to the Funds and the profitability of the Fund Advisers; (d) the extent of any economies of scale; (e) any benefits derived by the Fund Advisers from the relationship with the Funds; and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Advisory Agreements of each Fund. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to each respective Fund. The Board reviewed information regarding, among other things, each Fund Adviser’s organization and business, the types of services that each Fund Adviser or its affiliates provided to the Funds, the performance record of the Funds (as described in further detail below), and any initiatives that had been undertaken on behalf of the open-end product line. The Board recognized the high quality of services the Adviser had provided to the Funds over the years and the conscientiousness with which the Adviser provided these services. The Board also considered the improved capital structure of Nuveen Investments, Inc. (“Nuveen”) (the parent of the Adviser) following the acquisition of Nuveen by TIAA-CREF in 2014 (the “TIAA-CREF Transaction”).

With respect to the services, the Board noted the Funds were registered investment companies that operated in a regulated industry and considered the myriad of investment management, administrative, compliance, oversight and other services the Adviser provided to manage and operate the Funds. Such services included, among other things: (a) product management (such as analyzing ways to better position a Nuveen fund in the marketplace, setting dividends; maintaining relationships to gain access to distribution platforms; and providing shareholder communications); (b) fund administration (such as preparing tax returns and other tax compliance services, preparing regulatory filings and shareholder reports; managing fund budgets and expenses; overseeing a fund’s various service providers and supporting and analyzing new and existing funds); (c) Board administration (such as supporting the Board and its committees, in relevant part, by organizing and administering the Board and committee meetings and preparing the necessary reports to assist the Board in its duties); (d) compliance (such as monitoring adherence to a fund’s investment policies and procedures and applicable law; reviewing the compliance program periodically and developing new policies or updating existing compliance policies and procedures as considered necessary or appropriate; responding to regulatory requests; and overseeing compliance testing of the funds’ sub-advisers); (e) legal support (such as preparing or reviewing fund registration statements, proxy statements and other necessary materials; interpreting regulatory requirements and compliance thereof; and maintaining applicable registrations); and (f) investment services (such as overseeing and reviewing the funds’ sub-advisers and their investment teams; analyzing performance of the funds; overseeing investment and risk management; evaluating brokerage transactions and securities lending, overseeing the daily valuation process for portfolio securities and developing and recommending valuation policies and methodologies and changes thereto; reporting to the Board on various matters including performance, risk and valuation; and participating in fund development, leverage management, and the developing or interpreting of investment policies and parameters).

In its review, the Board considered information highlighting the various initiatives that the Adviser had implemented or continued during the last year to enhance its services to the Nuveen funds. The Board recognized that some of these initiatives are a result of a multi-year process. In reviewing the activities of 2014, the Board recognized the Adviser’s continued focus on fund rationalization for open-end funds through mergers, fund closures or repositioning the funds in seeking to enhance shareholder value, reduce costs, improve performance, eliminate fund overlap and better meet shareholder needs. The Board noted the Adviser’s investment in additional staffing to strengthen and improve its services to the Nuveen funds, including with respect to risk management and valuation. The Board recognized that expanding the depth and range of its risk oversight activities had been a major priority for the Adviser in recent years, and the Adviser continued to add to the risk management team, develop additional risk management programs and create committees or other teams designated to oversee or evaluate certain risks, such as liquidity risk, enterprise risk, investment risk and cybersecurity risk. The Adviser had also continued to add to the valuation team, launched its centralized securities valuation system which is intended to provide for uniform pricing and reporting across the complex as the system continues to develop, continued to refine its valuation analysis and updated related policies and procedures and evaluated and assessed pricing services. The Board considered the Adviser’s ongoing investment in information technology and operations and the various projects of the information technology team to support the continued growth and complexity of the Nuveen funds and increase efficiencies in their operations. The Board also recognized the Adviser’s strong commitment to compliance and reviewed information reflecting the compliance group’s ongoing activities to enhance its compliance system and refine its compliance procedures as well as the Chief Compliance Officer’s report regarding the compliance team, the initiatives the team had undertaken in 2014 and proposed for 2015, the compliance functions and reporting process, the record of compliance with the policies and procedures and its supervision activities of other service providers.

With respect to the open-end fund product line, the Adviser had also, among other things: developed new funds in seeking to enhance the product line; enhanced the reporting to the Board and its committees regarding payments to intermediaries; and continued to explore opportunities for potential funds.

As noted, the Adviser also oversees the Sub-Adviser who primarily provides the portfolio advisory services to the Funds. The Board recognized the skill and competency of the Adviser in monitoring and analyzing the performance of the Sub-Adviser and managing the sub-advisory relationship. In considering the Sub-Advisory Agreements and supplementing its prior knowledge, the Board considered a current report provided by the Adviser

Nuveen Investments	69

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

analyzing, among other things, the Sub-Adviser’s investment team and changes thereto, investment approach, organization and history, and assets under management, and the investment performance of each Fund.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the Funds under each respective Advisory Agreement were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

The Board, including the Independent Board Members, considered the performance history of each Fund over various time periods. The Board reviewed reports, including an analysis of the Funds’ performance and the applicable investment team. The Board reviewed, among other things, each Fund’s investment performance both on an absolute basis and in comparison to peer funds (the “Performance Peer Group”) and to recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2014, as well as performance information reflecting the first quarter of 2015. In its review, the Board noted that it also reviewed Fund performance results at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data.

•	The performance data reflected a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

•	Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme had the ability to disproportionately affect long-term performance.

•	The investment experience of a particular shareholder in a fund would vary depending on when such shareholder invested in the fund, the class held (if multiple classes are offered in the fund) and the performance of the fund (or respective class) during that shareholder’s investment period.

•	Open-end funds offer multiple classes and the performance data provided for open-end funds was based on Class A shares. The performance of the other classes of a fund, however, should be substantially similar on a relative basis because all of the classes would be invested in the same portfolio of securities and differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class.

•	The Board recognized that the funds in the Performance Peer Group may differ somewhat from the Nuveen fund with which it is being compared and due to these differences, performance comparisons between certain of the Nuveen funds and their Performance Peer Groups may be inexact and the relevancy limited. The Board considered that management had classified the Performance Peer Group as low, medium and high in relevancy. The Board took the analysis of the relevancy of the Performance Peer Group into account when considering the comparative performance data. The Board also considered comparative performance of an applicable benchmark. While the Board was cognizant of the relative performance of a Fund’s peer set and/or benchmark(s), the Board evaluated Fund performance in light of the respective Fund’s investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the Fund with its peers and/or benchmarks result in differences in performance results.

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board is aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser manages the fund and knowing the fund’s fee structure.

In considering the performance data, the Independent Board Members noted the following with respect to the Funds:

For Nuveen Large Cap Growth Opportunities Fund (the “Large Cap Growth Opportunities Fund”), the Board noted that, although the Fund ranked in its Performance Peer Group in the fourth quartile for the one- and three-year periods, the Fund was in the third quartile for the longer five-year period. The Fund also underperformed its benchmark for the one-, three- and five-year periods. The Board, however, recognized that the Fund provided positive absolute returns in the one-, three- and five-year periods and outperformed its benchmark in 2012 and 2013 on an annual basis before fees, but the market conditions in 2014 did not reward the Fund’s strategy, negatively impacting performance.

For Nuveen Mid Cap Growth Opportunities Fund (the “Mid Cap Growth Opportunities Fund”), the Board noted that, although the Fund underperformed its benchmark for the one-, three- and five-year periods, the Fund ranked in its Performance Peer Group in the second quartile for each of such periods.

For Nuveen Small Cap Growth Opportunities Fund (the “Small Cap Growth Opportunities Fund”), the Board noted that the Fund ranked in its Performance Peer Group in the first quartile in the one-year period, the second quartile in the three-year period and the third quartile in the five-year period. Further, although the Fund underperformed its benchmark in the three- and five-year periods, it outperformed its benchmark in the one-year period.

Based on their review, the Independent Board Members determined that each Fund’s investment performance had been satisfactory.

70	Nuveen Investments

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and other fees and expenses of each Fund (expressed as a percentage of average net assets) in absolute terms and in comparison to the fee and expense levels of a comparable universe of funds (the “Peer Universe”) and, with respect to open-end funds, to a more focused subset in the Peer Universe (the “Peer Group”), each selected by an independent third-party fund data provider. The Independent Board Members reviewed the methodology regarding the construction of the Peer Universe and Peer Group for each Fund. The Board reviewed, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the average and median fee and expense levels of the Peer Universe and/or Peer Group. The Board noted that the net total expense ratios paid by investors in the Funds were the most representative of an investor’s net experience. The Board Members also considered any fee waivers and/or expense reimbursement arrangements currently in effect for the Funds.

In reviewing the comparative fee and expense information, the Independent Board Members recognized that various factors such as the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; the timing of information used; and differences in services provided can impact the comparative data limiting the usefulness of the data to help make a conclusive assessment of the Funds’ fees and expenses.

In reviewing the fee schedule for a fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. In reviewing the reports, the Board noted that the majority of the Nuveen funds had a net expense ratio near or below their peer average.

The Independent Board Members recognized that the Large Cap Growth Opportunities Fund had a higher net management fee than the peer average but a net expense ratio that was in line with the peer average, and the Mid Cap Growth Opportunities Fund and the Small Cap Growth Opportunities Fund each had a net management fee and a net expense ratio that were below or in line with their peer averages.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board considered information regarding the fees a Fund Adviser assessed to the Nuveen funds compared to that of other clients as described in further detail below. With respect to non-municipal funds, such other clients of the Adviser and/or its affiliated sub-advisers may include: separately managed accounts (such as retail, institutional or wrap accounts), hedge funds, other investment companies that are not offered by Nuveen but are sub-advised by one of Nuveen’s affiliated sub-advisers, foreign investment companies offered by Nuveen, and collective investment trusts.

The Board recognized that each Fund had an affiliated sub-adviser and therefore the overall Fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the Sub-Adviser. In reviewing the nature of the services provided by the Adviser, including through its affiliated sub-advisers, the Board considered the range of advisory fee rates for retail and institutional managed accounts advised by Nuveen-affiliated sub-advisers. The Board also reviewed, among other things, the average fee the affiliated sub-advisers assessed such clients as well as the range of fee rates assessed to the different types of clients (such as retail, institutional and wrap accounts as well as non-Nuveen funds) applicable to such sub-advisers.

In reviewing the comparative information, the Board also reviewed information regarding the differences between the Funds and the other clients, including differences in services provided, investment policies, investor profiles, compliance and regulatory requirements and account sizes. The Board recognized the breadth of services necessary to operate a registered investment company (as described above) and that, in general terms, the Adviser provided the administrative and other support services to the Funds and, although the Sub-Adviser may provide some of these services, the Sub-Adviser essentially provided the portfolio management services. In general, the Board noted that higher fee levels reflected higher levels of service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. The Independent Board Members considered the differences in structure and operations of separately managed accounts and hedge funds from registered funds and noted that the range of day-to-day services was not generally of the breadth required for the registered funds. Many of the additional administrative services provided by the Adviser were not required for institutional clients or funds sub-advised by a Nuveen-affiliated sub-adviser that were offered by other fund groups. The Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believed such facts justify the different levels of fees.

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed, among other things, the adjusted operating margins for Nuveen for the last two calendar years, the revenues, expenses, net income (pre-tax and after-tax) and net revenue margins (pre-tax and after-tax) of Nuveen’s managed fund advisory activities for the last two calendar years, the allocation methodology used by Nuveen in preparing the profitability data and a history of the adjustments to the methodology due to changes in the business over time. The Independent Board Members also reviewed the revenues, expenses, net income (pre-tax and after-tax) and revenue margin (pre-tax and post-tax) of the Adviser and, as described in further detail below, each affiliated sub-adviser for the 2014 calendar year. In reviewing the profitability data, the Independent Board Members noted the subjective nature of cost allocation methodologies used to determine profitability as other reasonable methods could also have been employed but yield different results. The Independent Board Members reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2014. The Independent Board Members recognized that Nuveen’s net revenue margin from advisory activities for 2014 was consistent with 2013. The Independent Board Members also considered the profitability of Nuveen in comparison to the adjusted operating margins of other investment advisers with publicly available data and with comparable assets under management (based on asset size and asset composition) to Nuveen. The Independent Board Members noted that Nuveen’s adjusted operating margins appeared to be reasonable in relation to such other advisers. The Independent Board Members, however, recognized the difficulty of making comparisons of profitability from fund investment advisory contracts as the information is not generally publicly available, the information for the investment advisers that was publicly available may not be representative of the industry and various other factors would impact the profitability data such as differences in services offered, business mix, expense methodology and allocations, capital structure and costs, complex size, and types of funds and other accounts managed.

The Independent Board Members noted this information supplemented the profitability information requested and received during the year and noted that two Independent Board Members served as point persons to review the profitability analysis and methodologies employed, and any changes thereto, and to keep the Board apprised of such changes during the year.

The Independent Board Members determined that Nuveen appeared to be sufficiently profitable to operate as a viable investment management firm and to honor its obligations as a sponsor of the Nuveen funds. The Independent Board Members noted the Adviser’s continued expenditures to upgrade its investment technology and increase personnel and recognized the Adviser’s continued commitment to its business to enhance the Adviser’s capacity and capabilities in providing the services necessary to meet the needs of the Nuveen funds as they grow or change over time. The Independent Board Members also noted that the sub-advisory fees for the Nuveen funds are paid by the Adviser, however, the Board recognized that many of the sub-advisers, including the Sub-Adviser, are affiliated with Nuveen. The Independent Board Members also noted the increased resources and support available to Nuveen as well as an improved capital structure as a result of the TIAA-CREF Transaction.

With respect to the Sub-Adviser, the Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2014. The Independent Board Members also reviewed profitability analysis reflecting the revenues, expenses and the revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ended December 31, 2014.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates received or were expected to receive that were directly attributable to the management of a Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds.

Based on their review, the Independent Board Members determined that the Adviser’s and the Sub-Adviser’s level of profitability was reasonable in light of the respective services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Independent Board Members recognized that, as the assets of a particular fund or the Nuveen complex in the aggregate increase over time, economies of scale may be realized, and the Independent Board Members considered the extent to which the funds benefit from such economies of scale. Although the Independent Board Members recognized that economies of scale are difficult to measure, the Board recognized that one method to help ensure the shareholders share in these benefits is to include breakpoints in the management fee schedule reducing fee rates as asset levels grow. The Independent Board Members noted that, subject to certain exceptions, the management fees of the funds in the Nuveen complex are generally comprised of a fund-level component and complex-level component. Each component of the management fee for each Fund included breakpoints to reduce management fee rates of the Fund as the Fund grows and, as described below, as the Nuveen complex grows. In addition to fund-specific breakpoint schedules which reduce the fee rates of a particular fund as its assets increase, the Independent Board Members recognized that the Adviser also passed on the benefits of economies of scale through the complex-wide fee arrangement which reduced management fee rates as assets in the fund complex reached certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflected the

72	Nuveen Investments

notion that some of Nuveen’s costs were attributable to services provided to all its funds in the complex, and therefore all funds benefit if these costs were spread over a larger asset base. The Independent Board Members reviewed the breakpoint and complex-wide schedules and the fee reductions achieved as a result of such structures for the 2014 calendar year.

The Independent Board Members also noted that additional economies of scale were shared with shareholders of the Small Cap Growth Opportunities Fund through the adoption of a temporary expense cap. The Independent Board Members further considered that as part of the TIAA-CREF Transaction, Nuveen agreed, for a period of two years from the date of the closing of the TIAA-CREF Transaction, not to increase contractual management fees for any Nuveen fund and, with respect to funds with expense caps, not to raise expense cap levels for such funds from levels in effect at that time or scheduled to go into effect prior to the closing of the TIAA-CREF Transaction. The commitment would not limit or otherwise affect mergers or liquidations of any funds in the ordinary course.

Based on their review, the Independent Board Members concluded that the current fee structure was acceptable and reflected economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

The Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Funds. In this regard, the Independent Board Members recognized that an affiliate of the Adviser served as the Funds’ principal underwriter and may receive compensation therefore from, among other things, sales charges, distribution fees and shareholder services fees (which included fees received pursuant to any 12b-1 plan). The Independent Board Members therefore took into account, among other things, the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. The Funds’ portfolio transactions are allocated by the Sub-Adviser. Accordingly, the Independent Board Members considered that the Sub-Adviser may benefit from research provided by broker-dealers executing portfolio transactions on behalf of the Funds. With respect to any fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Similarly, the Board recognized that any research received pursuant to soft dollar arrangements by the Sub-Adviser may also benefit the Funds and shareholders to the extent the research enhanced the ability of the Sub-Adviser to manage the Funds. The Independent Board Members noted that the Sub-Adviser’s profitability may be somewhat lower if it had to acquire any such research services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

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Notes

74	Nuveen Investments

Notes

Nuveen Investments	75

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed more than $220 billion as of September 30, 2015.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MAN-FCGO-1015P        12542-INV-Y-12/16

Mutual Funds

Nuveen Equity Funds

Annual Report October 31, 2015

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class R3	Class I

Nuveen Large Cap Select Fund	FLRAX	FLYCX	—	FLRYX
Nuveen Small Cap Select Fund	EMGRX	FHMCX	ASEIX	ARSTX

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Table

of Contents

Nuveen Investments	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

For better or for worse, the financial markets spent most of the past year waiting for the U.S. Federal Reserve (Fed) to end its accommodative monetary policy. The policy has propped up stock and bond markets since the Great Recession, but the question remains: how will markets behave without its influence? This uncertainty was a considerable source of volatility for stock and bond prices for much of 2015, despite the Fed carefully conveying its intention to raise rates slowly and only when the economy shows evidence of readiness.

As was widely expected, the long-awaited Fed rate hike materialized in mid-December. While the move was interpreted as a vote of confidence on the economy’s underlying strength, the Fed emphasized that future rate increases will be gradual and guided by its ongoing assessment of financial conditions. How efficiently the financial markets process the confluence of rising borrowing costs, softer commodity prices, stubbornly low U.S. inflation, and a strong U.S. dollar, against a backdrop of anemic global economic growth, remains to be seen.

Nevertheless, the global recovery continues to be led by the United States. Policy makers in Europe and Japan are deploying their available tools to try to bolster their economies’ fragile growth, while Chinese authorities have stepped up efforts to manage China’s slowdown. With sentiment regarding China growing increasingly bearish and the Fed now working toward normalizing its interest-rate policy, the actions of the world’s central banks remain under intense scrutiny.

In the meantime, asset prices could continue to churn as risks both known and unknown begin to emerge. In times like these, you can look to a professional investment manager with the experience and discipline to maintain the proper perspective on short-term events. And if the daily headlines do concern you, I encourage you to reach out to your financial advisor. Your financial advisor can help you evaluate your investment strategies in light of current events, your time horizon and risk tolerance.

On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

December 21, 2015

4	Nuveen Investments

Portfolio Managers’

Comments

Nuveen Large Cap Select Fund

Nuveen Small Cap Select Fund

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments, Inc.

David Chalupnik, CFA, and Tony Burger, CFA, are the portfolio managers for the Nuveen Large Cap Select Fund. David assumed portfolio management responsibilities in 2003 and Tony joined the management team for the Fund in 2004.

Mark Traster, CFA, and Gregory Ryan, CFA, are the portfolio managers for the Nuveen Small Cap Select Fund. Mark assumed portfolio manager responsibilities in 2008 and Greg joined the portfolio management team for the Fund in 2013.

On the following pages, the portfolio management teams for the Funds discuss economic and market conditions, key investment strategies and the Funds’ performance for the twelve-month reporting period ended October 31, 2015.

What factors affected the U.S. economy and the financial markets during the twelve-month reporting period ended October 31, 2015?

During this reporting period, the U.S. economy continued to expand at a moderate pace. The Federal Reserve (Fed) maintained efforts to bolster growth and promote progress toward its mandates of maximum employment and price stability by holding the benchmark fed funds rate at the record low level of zero to 0.25% that it established in December 2008, a level that remained in place until December 2015 when the Fed increased its benchmark rate to a range of 0.25% to 0.50% (subsequent to the close of this reporting period). At its October 2014 meeting, the Fed announced that it would end its bond-buying stimulus program as of November 1, 2014, after tapering its monthly asset purchases of mortgage-backed and longer-term Treasury securities from the original $85 billion per month to $15 billion per month over the course of seven consecutive meetings (December 2013 through September 2014). In making the announcement, the Fed cited substantial improvement in the labor market as well as sufficient underlying strength in the broader economy to support ongoing progress toward maximum employment in a context of price stability. The Fed also reiterated that it would continue to look at a wide range of factors, including labor market conditions, indicators of inflationary pressures and readings on financial developments, in determining future actions. Additionally, the Fed stated that it would likely maintain the current target range for the fed funds rate for a considerable time, especially if projected inflation continued to run below the Fed’s 2% longer run goal. However, if economic data shows faster progress, the Fed indicated that it could raise the fed funds rate sooner than expected.

The Fed changed its language slightly in December 2014, indicating it would be “patient” in normalizing monetary policy. This shift helped ease investors’ worries that the Fed might raise rates too soon. However, as employment data released early in 2015 continued to look strong, anticipation began building that the Fed could raise its main policy rate as soon as June. As widely expected, after its March meeting, the Fed eliminated “patient” from its statement, but also highlighted the policymakers’ less optimistic view of the economy’s overall health as well as downgraded their inflation projections. The Fed’s April meeting seemed to further signal that a June rate hike was off the table. While the Fed attributed the first quarter’s economic weakness to temporary factors, the meeting minutes from April revealed that many Committee members believed the economic data available in June would be insufficient to meet the Fed’s criteria for initiating a rate increase. The June meeting bore out that presumption and the Fed decided to keep the target rate near zero. But the Committee also continued to telegraph the likelihood of at least one rate increase in 2015, which many analysts forecasted for September.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

During the September 2015 meeting, the Fed decided to keep the federal funds rate near zero despite broad speculation that it would increase rates. The Committee said it will keep the rate near zero until the economy has seen further improvement toward reaching the Fed’s goals of maximum employment and inflation approaching 2%. This assessment will take into account a wide range of information, including measures of labor market conditions, indicators of inflation pressures and inflation expectations, and readings on financial and international developments. At the Fed’s October 2015 meeting, the Committee again held steady, while opening the door for a potential December rate hike. (The Fed did raise rates at its December meeting, subsequent to the close of this reporting period.)

The U.S. economy proved to be fairly resilient compared to other economies around the globe, boosted by an improving job market, declining gas prices and low mortgage rates. According to the government’s gross domestic product (GDP) “second” estimate, the U.S. economy increased at a 2.1% annualized rate in the third quarter of 2015, compared with increases of 3.9% in the second quarter, 0.6% in the first quarter of 2015 and 2.2% in the fourth quarter 2014. The deceleration in real GDP in the third quarter primarily reflected a downturn in private inventory investment and decelerations in exports, in nonresidential fixed investment, in state and local government spending and in residential fixed investment that were partly offset by a deceleration in imports. The Consumer Price Index (CPI) increased 0.2% essentially unchanged year-over-year as of October 2015. The core CPI (which excludes food and energy) increased 0.2% during the same period, below the Fed’s unofficial longer term inflation objective of 2.0%. As of October 2015, the U.S. unemployment rate was 5.0%, a figure that is also considered “full employment” by some Fed officials. The housing market continued to post consistent gains as of its most recent reading for September 2015. The average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rose 5.5% for the twelve months ended September 2015 (most recent data available at the time this report was prepared).

Meanwhile, a number of issues weighed on economies across the globe including geopolitical turmoil, weak growth overseas and sharply falling oil prices, which were caused by the faltering global economy and OPEC’s refusal to give up market share. Falling oil prices propelled significant appreciation in the U.S. dollar, which hit a multi-year high versus a basket of other major currencies, supported by the confident Fed and weaker data coming out of Europe, Japan and China. In an effort to improve their economic growth, countries across the globe maintained extraordinarily accommodative monetary policies. The European Central Bank (ECB) launched a massive quantitative easing program via a government bond-buying program that pumped more than 1 trillion euros into the weak eurozone economy, while other central banks around the world enacted more than 30 policy easing actions during the first few months of 2015.

Political drama also dominated the news partway through the reporting period, including the escalating tensions over Greece’s debt issues and aggressive policy intervention by the Chinese government to deflate the country’s stock market bubble. In late June, Greece took front and center in world market headlines with defaults on its payments to the International Monetary Fund and threats of a potential exit from the European Monetary Union (EMU). However, by mid-July, Greece had agreed to austerity measures in return for more bailout funds. Meanwhile, after skyrocketing for nearly a year, China’s stock market suddenly shifted gears in June and embarked on a massive sell-off that quickly spilled over to the rest of the world. Investors pulled money out of Chinese stocks despite efforts by China’s government to stem the tide, including further rate cuts, a 1 trillion yuan bond for infrastructure build-out, new regulations surrounding equity purchases and redemptions and the unexpected devaluation of the yuan currency in mid-August. A number of factors helped fuel the sell-off, including weak Chinese economic data and falling commodity prices. By August 2015, oil prices had fallen to their lowest levels of the reporting period with prices for West Texas Intermediate (WTI) crude dipping below the $40/barrel level for a short time. Following the drop, the price of WTI crude reversed course and ended the reporting period around $47/barrel.

With this backdrop, global volatility spiked across all asset classes during the reporting period. Oil and gas shares, other energy-related stocks and petrocurrencies were hit hard around the world due to dramatically falling commodity prices. In overseas stock markets, news of widespread monetary policy moves across the globe gave equities a boost through May. However, in the summer months renewed fears over China and uncertainty about the Fed’s next move hit markets, spurring a massive global sell-off in August. Overall for the reporting period, international equity markets were collectively much weaker than the U.S. market and ended with flat to negative returns. For example, the MSCI EAFE Index returned -0.07% for the twelve-month reporting period. Emerging market stocks experienced even greater headwinds from the strong U.S. dollar, weak Chinese data, the commodity sell-off and Fed uncertainty, significantly underperforming developed market peers. As measured by the MSCI Emerging Markets Index, this segment ended the period with a -14.53% return.

6	Nuveen Investments

In the U.S., equities experienced a correction in August 2015 in connection with the above-mentioned factors and dipped again in late September, before rising back to mid-2015 levels in the final month of the reporting period. The S&P 500® Index ended up posting a return of 5.20% for the twelve-month reporting period. However, the positive overall index results masked the more than 40% spread between the return of the best performing sector, consumer discretionary and the worst performing sector, energy, which fell by more than 19%. Larger, more established companies outperformed riskier, smaller-cap stocks, which continued to be hampered by heightened risk aversion and the pending Fed rate tightening, which will remove liquidity from the market. The small-cap segment produced a 0.34% return as measured by the Russell 2000® Index versus a 4.86% return for the larger-cap Russell 1000® Index. Across the capitalization spectrum, growth stocks outperformed value stocks, particularly in the larger-cap area.

Nuveen Large Cap Select Fund

How did the Fund perform during the twelve-month reporting period ended October 31, 2015?

The tables in the Fund Performance and Expense Ratios section of this report provide total returns for the Fund for the one-year, five-year and ten-year periods ended October 31, 2015. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV). The Fund’s Class A Shares at NAV underperformed the S&P 500® Index and the Lipper Large-Cap Core Funds Classification Average during the twelve-month reporting period.

What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance?

The Fund pursues long-term capital appreciation by investing primarily in the common stocks of companies that have market capitalizations of $5 billion or greater at the time of purchase. During the reporting period, we continued to employ our deep, rigorous research approach to find and invest in stocks that we believed had strong and/or improving fundamentals, attractive valuations and a catalyst to drive future performance. Our process focuses on constructing a portfolio that we believe offers the best opportunity to achieve superior, risk-adjusted returns over the long term. Throughout the reporting period, the Fund continued to reflect a cyclical tilt, primarily through a notable overweight in the consumer discretionary sector. The Fund’s exposure to the health care sector increased to an overweight due to price appreciation and the addition of new securities, while we moved to an underweight position in industrials.

The Fund underperformed the S&P 500® Index and Lipper average during a period of heighted volatility in the equity markets, particularly in the final months of the reporting period. The performance shortfall was primarily the result of stock selection in the industrial, financial and consumer discretionary sectors, which was only partially offset by strong stock selection in energy, a successful overweight in consumer discretionary and an underweight in energy, a sector that was down in the index.

In the industrial sector, the Fund experienced weak results from Kirby Corporation, which operates domestic tank barges, transports bulk liquids and services diesel engines. Kirby’s management announced a downward revision to its outlook for both the fourth quarter and full-year 2014 during the reporting period. The revision was due primarily to headwinds within the company’s land-based diesel engine services segment as a result of the collapse in oil prices and, to a lesser extent, its inland barge business. We eliminated this position early in the reporting period. Also, a position in large machinery and engine manufacturer Caterpillar Inc. was negatively impacted by the decline in crude oil prices and the global slowdown. Shares have been under pressure throughout the reporting period because a portion of the company’s revenues in the energy and transportation segment are tied to oil and gas prices. Toward the end of the reporting period, Caterpillar reported lower-than-expected third-quarter earnings, but more importantly, forecasted a drop in 2016 sales and profits, while trimming its full-year guidance due to a bleak outlook for global mining, drilling and construction activity. The company also announced it would eliminate as many as 10,000 jobs to cut costs. We exited our position in Caterpillar late in the reporting period. In addition, a position in American Airlines Group Inc. lagged. While the airline posted a “better than feared” first quarter with revenues mirroring consensus and earnings per share slightly exceeding, much of the underlying data was overshadowed by broader industry perceptions and macro fears. Our purchase of American Airlines was predicated on industry discipline surrounding new capacity. Since then, one of American Airlines’ largest competitors began bringing on capacity at a much quicker pace (and to a greater degree) than expected. Because we believed this would have an adverse impact on industry pricing and profitability in the near term, we exited the position.

Nuveen Investments	7

Portfolio Managers’ Comments (continued)

In the financial sector, a position in SLM Corporation (Sallie Mae), which engages in the origination, servicing and administration of educational loans, lagged significantly. While second-quarter results were generally in line, investors’ concerns over student loan securitization spreads, which have widened, came into play. However, this widening was driven by rating actions of Federal Family Education Loan Program loans and shouldn’t have a direct impact on private student loan performance. As such, we maintained our position in SLM. Also, the Fund’s position in investment management firm Invesco LTD. underperformed on a relative basis as a result of the August global market sell-off, mixed product performance, fund flows and a strong dollar throughout the reporting period, which diminished assets under management. That being said, fund flows have turned positive in October and we continue to hold Invesco. We believe the company can continue to grow with its broad product set and global footprint, as well as potentially accelerate its share buybacks.

In the consumer discretionary area, the Fund’s underweight position in online retail giant Amazon.com, Inc. proved detrimental to performance. Earlier in 2015, Amazon.com separated the quarterly reporting of its cloud-hosting business (Amazon Web Services) from its core e-commerce retail business. Since then, the company has surprised investors with exceptional results in terms of both growth and profitability for Amazon Web Services, and the company’s shares have been bid up accordingly. Also, a position in retailer Macy’s Inc. detracted after its quarterly results fell short of expectations. Investors were particularly concerned with comparable store sales, which declined 2.1% to their lowest level in six years. Macy’s management also lowered guidance for the year, and we decided to exit this position.

The Fund benefited from pockets of strength in some of the underperforming sectors, such as consumer discretionary. For example, cruise line operator Royal Caribbean Cruises Limited posted solid quarterly numbers, while also benefiting from management’s comments regarding future booking trends and other initiatives. Royal Caribbean has several potential catalysts in play including the benefits of materially lower fuel prices, new ships being introduced in China, potential Cuban itineraries and a generally improving supply-and-demand outlook in the Caribbean, which had previously been in a state of overcapacity for years. Shares of one of the world’s largest home improvement retailers, Lowe’s Companies, Inc., also outperformed during the reporting period. Lowe’s posted solid quarterly results that were well ahead of consensus estimates, while giving upbeat forward guidance as the company targets continued improvement in its operating margins through 2017. We continue to like this stock because we expect the company to remain focused on merchandise improvement and differentiation. Also, offsetting some of the weakness discussed earlier in the industrial sector, Southwest Airlines Company topped consensus revenue and earnings-per-share estimates early in the reporting period. Southwest Airlines continued to generate strong free cash flow and return a portion back to shareholders through buybacks and dividends. Given the stock’s strong performance in 2014 and early 2015, we decided to harvest our gains and seek opportunities with greater upside potential.

Within consumer staples, grocery store chain Kroger Company continued to deliver solid quarterly results, exceeding consensus estimates on several metrics including sales, comparable store sales and earnings. Given Kroger’s price appreciation during the reporting period, we decided to sell the stock and harvest the gains.

In the health care sector, the Fund experienced favorable results from Boston Scientific Corporation, a medical device firm focused on cardiovascular treatments. The company announced that it had settled the Guidant litigation with Johnson & Johnson on very favorable terms. Boston Scientific is also benefiting from a multi-year margin improvement program, U.S. Food and Drug Administration approval for several new product innovations and an acquisition that was viewed positively. In the final days of the reporting period, shares of Boston Scientific jumped after the company released third-quarter results that showed revenue and earnings beating as well as increased revenue guidance for the full year. On the other hand, managed care company Humana Inc. was a relative underperformer. We purchased Humana in early June after the company put itself up for sale because we believed the Fund could benefit from an attractive deal premium. Subsequently, Aetna Inc. extended an acquisition offer to the company in early July. However, concerns over anti-trust scrutiny and the timing of when the deal would actually close have kept downward pressure on Humana’s stock price. Humana also posted mixed third-quarter results, and while the company did not offer specific guidance for 2016, the statements made were more cautionary in nature.

The information technology sector was home to several of the Fund’s top contributors, including two leading developers and distributors of video games, Electronic Arts Inc. and Activision Blizzard Inc. Both companies continue to benefit from a new generation of gaming consoles and the increasing shift toward the digital delivery of games over the internet, which is meaningfully raising their gross margins and free cash flow. Electronic Arts’ management team has done an exceptional job of expanding the reach and profit

8	Nuveen Investments

margin of popular games such as Madden NFL and FIFA, while Activision Blizzard is devoting considerable resources to developing new games that are well received. Both companies have produced stronger-than-expected earnings for several quarters in a row and raised full-year guidance. We believe the outlook for Electronic Arts and Activision Blizzard remains favorable, both in the short term due to their current line-ups, the console cycle and the holiday season, and long term based on the other above-mentioned trends. A position in MasterCard, Inc. also aided results during the reporting period. The company continues to benefit from the secular trend toward plastic as a form of payment, while generating solid volumes and earnings. Shares were further propelled by evidence that both MasterCard and Visa may be allowed to increase their presence in China’s bankcard clearing market after the country’s cabinet issued a decision to open it. Offsetting some of the strength in the information technology sector was the Fund’s underweight position in technology and software giant Microsoft Corporation, which carries a more than 2% weight in the S&P 500® Index. The company reported its March quarter in which it beat profit and sales expectations, causing the stock to rebound smartly.

Nuveen Small Cap Select Fund

How did the Fund perform during the twelve-month reporting period ended October 31, 2015?

The tables in the Fund Performance and Expense Ratios section of this report provide total returns for the Fund for the one-year, five-year and ten-year periods ended October 31, 2015. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV). The Fund’s Class A Shares at NAV outperformed both the Russell 2000® Index and the Lipper Small-Cap Core Funds Classification Average during the twelve-month reporting period.

What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance?

The Fund seeks to provide long-term capital appreciation by investing at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes, primarily in the common stocks of small-capitalization companies with market capitalizations of $176.7 million to $4.3 billion at the time of purchase. During this reporting period, we continued to execute on our strategy of investing in well run small-cap companies that we believe offer good value in order to generate competitive returns for the Fund. We continued to tap into our firm’s strong fundamental research capabilities in order to find what we believe to be the best ideas within the small-cap universe. These companies exhibit strong cash flows and attractive valuations, plus have identifiable, near-term catalysts that could be realized over the next 12-24 months.

The Fund significantly outperformed the Russell benchmark and Lipper average during a period of heighted volatility for small-cap equities, particularly in the final three months of the reporting period, driven by concerns over growth in China and the emerging markets. Our focus on bottom-up stock selection was the primary driver of the Fund’s strong relative results. In eight of the ten benchmark sectors, the Fund outperformed or performed basically in line with the sector, showing the strongest relative results in the energy, health care, materials and consumer discretionary sectors. Stock selection detracted in the industrials and consumer staples sectors.

The Fund’s energy holdings bested the benchmark during the reporting period in the face of substantial volatility in the underlying commodity. Exploration and production (E&P) focused Callon Petroleum Company was our top-performing holding in the sector and one of the few stocks in energy to turn in strongly positive returns. With operations located primarily in the sweet spot of the Permian Basin, the company guided toward double-digit production and cash flow growth, while cutting discretionary capital spending by a much greater amount. During the reporting period, Callon Petroleum was able to shore up its balance sheet capacity with a successful secondary equity offering, allowing for potential reserve additions and cash flow growth in 2016 and beyond.

The Fund’s health care holdings also provided a strongly positive contribution, most notably among medical device companies. Our top performer was Abiomed, Inc., the manufacturer of the Impella percutaneous ventricular assist device used to provide circulatory support for patients experiencing severe cardiovascular issues. Abiomed received a boost from formal FDA approval in late March for its device’s use in high risk percutaneous coronary intervention, which should drive a sequence of additional regulatory events. Shares also reacted positively to several other factors: a second-quarter financial update that was well ahead of investor expectations; an annual analyst meeting that laid out the company’s substantial growth opportunity in a number of cardiovascular indications and reaffirmation that reimbursement for the Impella device should remain stable through 2017. Also, shares of Synageva

Nuveen Investments	9

Portfolio Managers’ Comments (continued)

BioPharma Corporation (Synageva) more than doubled in price when the developer of therapies for rare diseases announced that it would be acquired by Alexion Pharmaceuticals in an $8.4 billion transaction. Alexion will gain access to Synageva’s drug Kanuma for LAL-deficiency as well as its proprietary egg white protein expression system. We sold our position in Synageva during the reporting period.

In the materials sector, our position in diversified U.S. building materials and products company Headwaters Inc. outperformed as it continued to deliver solid organic top-line results and margin expansion. Headwaters’ big growth driver is demand for its fly ash product, a by-product of burning coal that can be used instead of cement for construction projects. With the shortage in the supply of cement, along with dramatic price increases, fly ash is increasingly being used as a substitute. Headwaters also benefited from refinancing its debt and significantly bringing down interest expenses.

With the positive tailwinds provided by significantly lower energy prices and continued improvements in employment and wages, several of the Fund’s consumer-related holdings turned in strong results. For example, retailer Express Inc. was able to successfully navigate through a difficult retail environment in 2014 by managing down inventory. The company raised fourth-quarter sales and earnings guidance in early January and then posted even better results two months later. As the weak retail environment continued during 2015, Express continued to defy the odds, posting results that came in ahead of expectations over the following two quarters. Also, the Fund experienced favorable results from a position in Red Robin Gourmet Burgers, Inc., a casual dining restaurant chain. The company’s second-quarter earnings topped analysts’ estimates, plus earnings were up nearly 15% on a year-over-year basis due to strong margins and lower share count. Red Robin’s aggressive expansion strategy and popular loyalty program appear to be yielding results, leading to market share gains in the industry. Additionally, the Fund benefited from a position in Pool Corporation, the nation’s largest distributor of pool-related supplies and equipment. Pool’s results have modestly exceeded expectations in four of the past five quarters, but more importantly, the company’s long history of consistent execution has led investors to gravitate toward the stock in volatile markets. We eventually trimmed our position in Pool because its valuation appeared full on a near-term basis.

The financial sector was also a source of strength for the Fund, including a position in West Coast regional bank Western Alliance Bancorporation. The company posted favorable quarterly results marked by strong profitability, solid loan and deposit growth, and improving credit quality. Western Alliance is also in the process of an attractive synergistic merger that will lift its commercial lending pipeline in the attractive technology and health care verticals.

The most significant detractor to relative performance was stock selection in the industrials sector. The steep decline in oil prices led to investor anticipation of project deferrals and diminished capital spending by companies with leverage to the North American oil complex. Our position in MasTec Inc., which focuses on the build-out of energy and telecommunications infrastructure, was negatively impacted as the outlook for energy capital spending in 2015 brought uncertainty to its business outlook. However, we maintained a position in MasTec based on the backlog building within its oil and gas segment, which we believe sets the company up for a strong 2016. Away from energy-related issues, Tutor Perini Corporation, a leading non-residential construction company also detracted. The company’s second-quarter earnings plunged due to the loss of a large concrete project and delays in a large viaduct project, further reinforcing concerns about the company’s declining backlog. We sold out of the Fund’s position in Tutor Perini. The Fund also experienced weak results from a position in NN, Incorporated, a precision metal bearing and component supplier to original equipment manufacturers. The company’s primary exposure is in the automobile market, although it is currently in the process of diversifying into medical and industrial applications. NN’s second-quarter report came in slightly below expectations on revenue, but beat handily on earnings per share with no change in guidance. However, negative sentiment related to the Volkswagen emissions scandal and Chinese growth concerns have weighed on the auto sector broadly. We maintained our positive bias toward NN because its recent acquisition further diversifies the company’s business away from autos and toward the higher margin industrial and medical areas. Offsetting some of the weakness in industrials, shares of leading carpet tile manufacturer Interface Inc. performed strongly. The company benefited from improving non-residential demand, which is driving double-digit growth globally, as well as lower nylon input costs on the heels of the recent decrease in oil prices. We sold our position in Interface, Inc. during the reporting period.

In the consumer staples sector, organic food company SunOpta, Inc. reported disappointing second-quarter results and announced a material acquisition of Sunrise Holdings, the parent company of frozen fruit company Sunrise Growers. The market did not react favorably to this large deal, which required additional leverage and the issuance of more shares to fund the deal. However, we

10	Nuveen Investments

believe the Sunrise transaction strategically positions Sunopta for accelerated growth and profitability. We continue to like and own this name and added to our position during the secondary offering. Also, several sectors that benefited performance overall were home to a few of the Fund’s laggards. In consumer discretionary, the Fund experienced sub-par results from its position in Capella Education Company, a for-profit online education company catering to working adults seeking mostly advanced degrees. Capella Education’s first-quarter results were somewhat disappointing with a modest earnings miss primarily due to increased marketing expenses. However, we believe the stock’s negative reaction was driven more by the company’s lowered expectations for new student enrollment for the second quarter and full year to the low single-digit level. We continue to like Capella Education and added to our position on weakness based on our expectations that the new marketing spend and program roll-outs will result in accelerating enrollment. In the apparel and luxury goods category, women’s accessories manufacturer Vera Bradley, Inc. provided a disappointing outlook for 2015 with its fourth-quarter earnings report. The report included substantial weakness in comparable-store sales driven by soft traffic and increased spending on marketing, its e-commerce initiative and compensation, which led us to sell the position. In the energy sector, our position in Rosetta Resources Inc. detracted from performance. This small-to-mid-cap E&P company has its primary operations centered in the cost-effective Eagle Ford Basin in Texas, with a second emerging play in the Delaware Basin of the Permian. Rosetta Resources delivered solid production and operating metrics, but the company was caught in the negative oil macro environment despite its willingness to cut capital spending by 20%. We exited out of the Fund’s position in Rosetta Resources.

The overall impact of the information technology sector was neutral during the reporting period, however, several of the Fund’s strongest performers were found in this sector. Our top contributor in the sector was Gigamon Inc., a provider of visibility management tools and solutions for enterprise and service providers. Although not a security provider itself, the company has experienced a dramatic increase in demand for its products as the need for security solutions has risen because its products enable technology managers to better address security vulnerabilities. Gigamon is also benefiting from other growth drivers such as virtualization, 4G mobile communications, voiceover LTE and network upgrade cycles. The Fund also experienced strong results from Spansion Inc., a semiconductor manufacturer specializing in memory and microcontroller products. The company was acquired by Cypress Semiconductor Corporation and we have maintained this position. We also saw strength from our position in SolarWinds Inc., a designer, developer and marketer of enterprise-class IT infrastructure management software to organizations of all sizes. The company’s product offerings range from individual software tools to more comprehensive software products that enable IT professionals to more efficiently and effectively manage their network, systems and application infrastructure. SolarWinds’ shares soared in October 2015 after the company agreed to be acquired and taken private by two private equity firms for $4.5 billion in cash. We have sold our positions in both Spansion, Inc. and SolarWinds Inc. On the other hand, we experienced weakness from our position in Synchronoss Technologies, Inc., the leading provider of activation and cloud storage solutions for telecommunications carriers and cable operators. Toward the end of the reporting period, an analyst floated a rumor that the company’s largest cloud customer, Verizon, was going to de-emphasize its cloud business due to a change in strategy. However, the rumor proved to be false and Verizon will continue its contract for four more years. We continued to like and own a position in Synchronoss because the company’s primary growth driver is the buildout of AT&T’s personal cloud platform, which should begin to produce revenue in 2016. Also, as its massive capital expenditures wind down, Synchronoss is poised to move from net-neutral free cash flow to generating in excess of $100 million in free cash flow.

Nuveen Investments	11

Risk Considerations

Nuveen Large Cap Select Fund

Mutual fund investing involves risk; principal loss is possible. Equity investments, such as those held by the Fund, are subject to market risk, derivatives risk, and common stock risk. Foreign investments involve additional risks including currency fluctuations, political and economic instability, and lack of liquidity. These risks are magnified in emerging markets.

Nuveen Small Cap Select Fund

Mutual fund investing involves risk; principal loss is possible. Equity investments, such as those held by the Fund, are subject to market risk, derivatives risk, IPO risk, and common stock risk. Small-cap stocks are subject to greater volatility and liquidity risks. Foreign investments involve additional risks including currency fluctuations, political and economic instability, and lack of liquidity. These risks are magnified in emerging markets.

12	Nuveen Investments

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expense.

Nuveen Investments	13

Fund Performance and Expense Ratios (continued)

Nuveen Large Cap Select Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of term used within this section.

Fund Performance

Average Annual Total Returns as of October 31, 2015

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	2.66%	12.31%	6.18%
Class A Shares at maximum Offering Price	(3.25)%	10.99%	5.55%
S&P 500® Index	5.20%	14.33%	7.85%
Lipper Large-Cap Core Funds Classification Average	3.33%	12.67%	7.01%

Class C Shares	1.85%	11.47%	5.36%
Class I Shares	2.88%	12.59%	6.44%

Average Annual Total Returns as of September 30, 2015 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	(2.29)%	11.58%	5.25%
Class A Shares at maximum Offering Price	(7.93)%	10.27%	4.63%
Class C Shares	(3.03)%	10.74%	4.44%
Class I Shares	(2.05)%	11.85%	5.53%

Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	1.31%	2.07%	1.06%
Net Expense Ratios	1.30%	2.05%	1.05%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through September 30, 2016, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.05% of the average daily net assets of any class of Fund shares. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Fund’s Board of Directors.

14	Nuveen Investments

Growth of an Assumed $10,000 Investment as of October 31, 2015 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	15

Nuveen Small Cap Select Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of term used within this section.

Fund Performance

Average Annual Total Returns as of October 31, 2015

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	4.08%	11.48%	7.29%
Class A Shares at maximum Offering Price	(1.88)%	10.16%	6.65%
Russell 2000® Index	0.34%	12.06%	7.47%
Lipper Small-Cap Core Funds Classification Average	(0.32)%	11.30%	7.14%

Class C Shares	3.19%	10.63%	6.48%
Class R3 Shares	3.75%	11.19%	7.02%
Class I Shares	4.29%	11.75%	7.55%

Average Annual Total Returns as of September 30, 2015 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	3.85%	11.14%	6.22%
Class A Shares at maximum Offering Price	(2.15)%	9.83%	5.59%
Class C Shares	3.14%	10.32%	5.43%
Class R3 Shares	3.66%	10.88%	5.96%
Class I Shares	4.21%	11.44%	6.49%

Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Expense Ratios	1.55%	2.31%	1.80%	1.30%

16	Nuveen Investments

Growth of an Assumed $10,000 Investment as of October 31, 2015 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	17

Holding

Summaries as of October 31, 2015

This data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Nuveen Large Cap Select Fund

Fund Allocation

(% of net assets)

Common Stocks	100.0%
Investments Purchased with Collateral from Securities Lending	23.4%
Money Market Funds	1.6%
Other Assets Less Liabilities	(25.0)%
Net Assets	100%

Portfolio Composition

(% of net assets)

Software	11.3%
Banks	7.5%
Specialty Retail	6.9%
Biotechnology	6.4%
Technology Hardware, Storage & Peripherals	5.6%
Pharmaceuticals	5.5%
Capital Markets	5.3%
Oil, Gas & Consumable Fuels	4.9%
IT Services	4.7%
Internet Software & Services	4.3%
Health Care Providers & Services	4.0%
Internet & Catalog Retail	3.4%
Chemicals	3.0%
Health Care Equipment & Supplies	2.8%
Semiconductors & Semiconductor Equipment	2.2%
Consumer Finance	2.1%
Media	2.0%
Other	18.1%
Investments Purchased with Collateral from Securities Lending	23.4%
Money Market Funds	1.6%
Other Assets Less Liabilities	(25.0)%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Apple, Inc.	5.6%
Microsoft Corporation	3.8%
MasterCard, Inc.	3.3%
JPMorgan Chase & Co.	2.8%
Alphabet Inc., Class A	2.8%

18	Nuveen Investments

Nuveen Small Cap Select Fund

Fund Allocation

(% of net assets)

Common Stocks	98.5%
Investments Purchased with Collateral from Securities Lending	25.3%
Money Market Funds	2.1%
Other Assets Less Liabilities	(25.9)%
Net Assets	100%

Portfolio Composition

(% of net assets)

Banks	10.1%
Real Estate Investment Trust	7.0%
Health Care Equipment & Supplies	6.9%
Software	5.9%
Insurance	5.4%
Semiconductors & Semiconductor Equipment	3.9%
Hotels, Restaurants & Leisure	3.9%
Machinery	3.5%
Biotechnology	3.3%
Electronic Equipment, Instruments & Components	2.9%
Specialty Retail	2.9%
Electrical Equipment	2.8%
Internet Software & Services	2.7%
Health Care Providers & Services	2.7%
Communications Equipment	2.7%
Professional Services	2.1%
Oil, Gas & Consumable Fuels	2.1%
Leisure Products	2.1%
Gas Utilities	1.7%
Construction & Engineering	1.7%
Auto Components	1.4%
Commercial Services & Supplies	1.3%
Other	19.5%
Investments Purchased with Collateral from Securities Lending	25.3%
Money Market Funds	2.1%
Other Assets Less Liabilities	(25.9)%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Brunswick Corporation	2.1%
OSI Systems Inc.	1.8%
Western Alliance Bancorporation	1.7%
Laclede Group Inc.	1.7%
MasTec Inc.	1.7%

Nuveen Investments	19

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended October 31, 2015.

The beginning of the period is May 1, 2015.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Large Cap Select Fund

	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$980.00	$976.20	$981.10
Expenses Incurred During the Period	$6.04	$9.76	$4.79
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.11	$1,015.32	$1,020.37
Expenses Incurred During the Period	$6.16	$9.96	$4.89

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.21%, 1.96% and 0.96% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

20	Nuveen Investments

Nuveen Small Cap Select Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$977.80	$973.00	$975.60	$978.10
Expenses Incurred During the Period	$7.08	$10.79	$8.32	$5.83
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.05	$1,014.27	$1,016.79	$1,019.31
Expenses Incurred During the Period	$7.22	$11.02	$8.49	$5.96

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.42%, 2.17%, 1.67% and 1.17% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Investments	21

Report of

Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

Nuveen Investment Funds, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Large Cap Select Fund and Nuveen Small Cap Select Fund (each a series of Nuveen Investment Funds, Inc., hereinafter referred to as the “Funds”) at October 31, 2015, the results of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial statements of the Funds for the year ended October 31, 2011 were audited by other independent auditors whose report dated December 28, 2011 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP

Chicago, IL

December 28, 2015

22	Nuveen Investments

Nuveen Large Cap Select Fund

Portfolio of Investments	October 31, 2015

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 100.0%

	COMMON STOCKS – 100.0%

	Airlines – 1.7%

14,396	Delta Air Lines, Inc., (2)	$731,893

	Banks – 7.5%

60,629	Bank of America Corporation	1,017,355

18,894	Citigroup Inc.	1,004,594

18,538	JPMorgan Chase & Co.	1,191,067
	Total Banks	3,213,016

	Biotechnology – 6.4%

15,124	AbbVie Inc.	900,634

2,493	Alexion Pharmaceuticals Inc., (3)	438,768

1,752	Amgen Inc.	277,131

1,067	Biogen Inc., (3)	309,974

1,156	Bluebird Bio Inc., (2), (3)	89,162

6,534	Gilead Sciences, Inc.	706,521
	Total Biotechnology	2,722,190

	Capital Markets – 5.3%

5,340	Ameriprise Financial, Inc.	616,022

26,465	E*Trade Group Inc., (3)	754,517

13,306	Invesco LTD	441,360

12,957	TD Ameritrade Holding Corporation, (2)	446,628
	Total Capital Markets	2,258,527

	Chemicals – 3.0%

12,549	Dow Chemical Company	648,407

5,924	PPG Industries, Inc.	617,636
	Total Chemicals	1,266,043

	Consumer Finance – 2.1%

10,390	Discover Financial Services	584,126

47,186	SLM Corporation	333,133
	Total Consumer Finance	917,259

	Containers & Packaging – 0.5%

4,031	Crown Holdings Inc., (3)	213,804

	Electric Utilities – 1.5%

6,038	NextEra Energy Inc.	619,861

	Electrical Equipment – 1.0%

4,605	Hubbell Incorporated, Class B	445,994

Nuveen Investments	23

Nuveen Large Cap Select Fund (continued)

Portfolio of Investments	October 31, 2015

Shares	Description (1)	Value

	Food & Staples Retailing – 1.8%

7,972	CVS Health Corporation, (2)	$787,474

	Food Products – 1.7%

16,133	Tyson Foods, Inc., Class A, (2)	715,660

	Health Care Equipment & Supplies – 2.8%

28,500	Boston Scientific Corporation, (2), (3)	520,980

9,149	Medtronic, PLC	676,294
	Total Health Care Equipment & Supplies	1,197,274

	Health Care Providers & Services – 4.0%

4,769	Aetna Inc.	547,386

5,119	CIGNA Corporation	686,151

2,689	Humana Inc.	480,336
	Total Health Care Providers & Services	1,713,873

	Hotels, Restaurants & Leisure – 1.6%

7,038	Royal Caribbean Cruises Limited, (2)	692,187

	Household Durables – 2.0%

8,527	Jarden Corporation	382,010

2,323	Mohawk Industries Inc., (3)	454,147
	Total Household Durables	836,157

	Insurance – 1.9%

17,518	Hartford Financial Services Group, Inc.	810,383

	Internet & Catalog Retail – 3.4%

1,163	Amazon.com, Inc., (3)	727,922

491	priceline.com Incorporated, (2), (3)	714,032
	Total Internet & Catalog Retail	1,441,954

	Internet Software & Services – 4.3%

1,606	Alphabet Inc., Class A, (3)	1,184,248

6,268	Facebook Inc., Class A Shares, (3)	639,148
	Total Internet Software & Services	1,823,396

	IT Services – 4.7%

7,980	Fidelity National Information Services	581,902

14,351	MasterCard, Inc., (2)	1,420,605
	Total IT Services	2,002,507

	Leisure Products – 1.1%

6,268	Hasbro, Inc., (2)	481,570

	Machinery – 1.1%

4,232	Stanley Black & Decker Inc.	448,507

24	Nuveen Investments

Shares	Description (1)	Value

	Media – 2.0%

13,473	Comcast Corporation, Class A	$843,679

	Multiline Retail – 0.8%

5,314	Nordstrom, Inc.	346,526

	Multi-Utilities – 1.4%

5,668	Sempra Energy	580,460

	Oil, Gas & Consumable Fuels – 4.9%

5,953	Anadarko Petroleum Corporation	398,137

11,640	Newfield Exploration Company, (3)	467,812

4,812	Occidental Petroleum Corporation, (2)	358,686

20,858	Parsley Energy Inc. Class A Shares, (2), (3)	369,812

3,610	Pioneer Natural Resources Company	495,075
	Total Oil, Gas & Consumable Fuels	2,089,522

	Pharmaceuticals – 5.5%

2,481	Allergan PLC, (3)	765,314

7,563	Medicines Company, (2), (3)	258,957

26,575	Pfizer Inc.	898,767

6,915	Teva Pharmaceutical Industries Limited, Sponsored ADR	409,299
	Total Pharmaceuticals	2,332,337

	Semiconductors & Semiconductor Equipment – 2.2%

28,330	Applied Materials, Inc.	475,094

9,327	Broadcom Corporation, Class A	479,408
	Total Semiconductors & Semiconductor Equipment	954,502

	Software – 11.3%

13,921	Activision Blizzard Inc., (2)	483,894

7,249	Adobe Systems Incorporated, (2), (3)	642,696

6,782	Electronic Arts Inc., (2), (3)	488,779

30,707	Microsoft Corporation	1,616,416

9,679	Mobileye NV, (2), (3)	440,588

5,912	Red Hat, Inc., (2), (3)	467,698

9,041	Salesforce.com, Inc., (2), (3)	702,576
	Total Software	4,842,647

	Specialty Retail – 6.9%

14,031	Best Buy Co., Inc.	491,506

8,472	Foot Locker, Inc., (2)	573,978

10,676	Lowe’s Companies, Inc.	788,209

3,723	Signet Jewelers Limited	561,950

41,751	Staples, Inc., (2)	542,345
	Total Specialty Retail	2,957,988

Nuveen Investments	25

Nuveen Large Cap Select Fund (continued)

Portfolio of Investments	October 31, 2015

Shares	Description (1)	Value

	Technology Hardware, Storage & Peripherals – 5.6%

19,936	Apple, Inc.	$2,382,354
	Total Long-Term Investments (cost $39,419,706)	42,669,544

Shares	Description (1)	Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 23.4%

	Money Market Funds – 23.4%

9,992,280	Mount Vernon Securities Lending Prime Portfolio, 0.256%, (4), (5)	$9,992,280
	Total Investments Purchased with Collateral from Securities Lending (cost $9,992,280)	9,992,280

Shares	Description (1)	Value

	SHORT-TERM INVESTMENTS – 1.6%

	Money Market Funds – 1.6%

673,479	First American Treasury Obligations Fund, Class Z, 0.000%, (4)	$673,479
	Total Short-Term Investments (cost $673,479)	673,479
	Total Investments (cost $50,085,465) – 125.0%	53,335,303
	Other Assets Less Liabilities – (25.0)%	(10,653,541)
	Net Assets – 100%	$42,681,762

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $9,665,038.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(5)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

ADR	American Depositary Receipt

See accompanying notes to financial statements.

26	Nuveen Investments

Nuveen Small Cap Select Fund

Portfolio of Investments	October 31, 2015

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 98.5%

	COMMON STOCKS – 98.5%

	Air Freight & Logistics – 1.1%

50,817	Hub Group, Inc., (2)	$2,031,664

	Auto Components – 1.4%

48,657	Tenneco Inc., (2)	2,753,500

	Automobiles – 1.0%

35,525	Thor Industries, Inc.	1,921,192

	Banks – 10.1%

48,186	Banner Corporation	2,364,487

36,880	Customers Bancorp Inc., (2)	1,014,200

60,812	East West Bancorp Inc.	2,456,197

86,576	Glacier Bancorp, Inc.	2,368,719

46,883	Privatebancorp, Inc.	1,961,116

88,921	Renasant Corporation, (3)	3,079,334

78,894	Webster Financial Corporation	2,926,967

94,479	Western Alliance Bancorporation, (2)	3,377,624
	Total Banks	19,548,644

	Biotechnology – 3.3%

10,219	Acadia Pharmaceuticals, Inc., (2), (3)	355,826

5,414	Anacor Pharmaceuticals Inc., (2)	608,588

37,710	Cepheid, Inc., (2), (3)	1,259,514

24,123	Dyax Corporation, (2)	664,106

22,378	Emergent BioSolutions, Inc., (2)	719,453

24,455	Insmed Incorporated, (2), (3)	485,187

56,426	Lion Biotechnologies Inc., (2)	365,076

11,017	Neurocrine Biosciences Inc., (2), (3)	540,825

8,529	Sage Therapeutics, Inc., (2), (3)	428,412

9,155	Ultragenyx Pharmaceutical Inc., (2), (3)	909,549
	Total Biotechnology	6,336,536

	Building Products – 1.0%

110,673	Continental Building Products Inc., (2)	1,944,525

	Capital Markets – 1.1%

40,733	Evercore Partners Inc.	2,199,582

	Chemicals – 1.2%

69,783	PolyOne Corporation	2,333,544

Nuveen Investments	27

Nuveen Small Cap Select Fund (continued)

Portfolio of Investments	October 31, 2015

Shares	Description (1)	Value

	Commercial Services & Supplies – 1.3%

59,967	HNI Corporation, (3)	$2,574,983

	Communications Equipment – 2.7%

69,408	Netgear, Inc., (2)	2,873,491

43,665	Plantronics Inc., (3)	2,341,317
	Total Communications Equipment	5,214,808

	Construction & Engineering – 1.7%

193,591	MasTec Inc., (2)	3,246,521

	Construction Materials – 1.2%

116,354	Headwaters Inc., (2)	2,391,075

	Consumer Finance – 0.6%

167,913	SLM Corporation	1,185,466

	Containers & Packaging – 1.2%

71,351	Berry Plastics Corporation, (2)	2,390,259

	Distributors – 1.0%

23,707	Pool Corporation, (3)	1,933,069

	Diversified Consumer Services – 1.3%

55,373	Capella Education Company	2,500,091

	Electric Utilities – 1.1%

78,238	PNM Resources Inc.	2,200,053

	Electrical Equipment – 2.8%

79,914	Generac Holdings Inc., (2), (3)	2,522,086

46,671	Regal-Beloit Corporation	2,977,143
	Total Electrical Equipment	5,499,229

	Electronic Equipment, Instruments & Components – 2.9%

40,167	OSI Systems Inc., (2)	3,461,592

210,641	Vishay Intertechnology Inc., (3)	2,232,795
	Total Electronic Equipment, Instruments & Components	5,694,387

	Energy Equipment & Services – 1.1%

95,833	Matrix Service Company, (2)	2,175,409

	Food & Staples Retailing – 1.1%

85,495	Natural Grocers by Vitamin Cottage Incorporated, (2), (3)	2,047,605

	Food Products – 0.9%

316,042	SunOpta, Inc., (2), (3)	1,700,306

	Gas Utilities – 1.7%

57,466	Laclede Group Inc., (3)	3,365,784

28	Nuveen Investments

Shares	Description (1)	Value

	Health Care Equipment & Supplies – 6.9%

16,281	Abiomed, Inc., (2), (3)	$1,199,258

76,969	ConforMIS Inc., (2), (3)	1,506,283

43,906	Integra Lifesciences Holdings Corporation, (2)	2,615,480

91,731	K2M Group Holdings Inc., (2)	1,674,091

48,845	LDR Holding Corporation, (2), (3)	1,235,779

191,987	Nxstage Medical, Inc., (2), (3)	3,208,103

55,296	Zeltiq Aesthetics Inc., (2), (3)	1,865,687
	Total Health Care Equipment & Supplies	13,304,681

	Health Care Providers & Services – 2.7%

63,127	HealthSouth Corporation, (3)	2,198,713

25,956	Team Health Holdings Inc., (2)	1,548,795

78,808	Teladoc, Inc., (2), (3)	1,550,153
	Total Health Care Providers & Services	5,297,661

	Hotels, Restaurants & Leisure – 3.9%

38,388	Jack in the Box Inc., Term Loan	2,861,058

32,385	Red Robin Gourmet Burgers, Inc., (2)	2,425,313

64,991	Texas Roadhouse, Inc.	2,232,441
	Total Hotels, Restaurants & Leisure	7,518,812

	Household Durables – 1.1%

74,509	Ethan Allen Interiors Inc., (3)	2,027,390

	Insurance – 5.4%

108,112	American Equity Investment Life Holding Company, (3)	2,776,316

40,908	Amerisafe, Inc.	2,238,895

138,944	CNO Financial Group Inc., (3)	2,669,114

83,117	Horace Mann Educators Corporation	2,845,926
	Total Insurance	10,530,251

	Internet Software & Services – 2.7%

61,122	Constant Contact Inc., (2)	1,595,284

59,111	Cornerstone OnDemand Inc., (2)	1,861,997

84,164	Wix.com Limited, (2), (3)	1,861,708
	Total Internet Software & Services	5,318,989

	IT Services – 1.3%

72,232	CSG Systems International Inc., (3)	2,421,217

	Leisure Products – 2.1%

73,925	Brunswick Corporation	3,977,900

Nuveen Investments	29

Nuveen Small Cap Select Fund (continued)

Portfolio of Investments	October 31, 2015

Shares	Description (1)	Value

	Machinery – 3.5%

85,572	Altra Industrial Motion, Inc., (3)	$2,264,235

291,602	Mueller Water Products Inc.	2,566,098

142,759	NN, Incorporated, (3)	1,970,074
	Total Machinery	6,800,407

	Oil, Gas & Consumable Fuels – 2.1%

244,383	Callon Petroleum Company, (2)	2,121,244

12,841	Diamondback Energy	948,179

36,231	RSP Permian Inc., (2), (3)	993,454
	Total Oil, Gas & Consumable Fuels	4,062,877

	Professional Services – 2.1%

69,592	Korn Ferry International	2,531,061

53,183	TrueBlue Inc., (2)	1,540,712
	Total Professional Services	4,071,773

	Real Estate Investment Trust – 7.0%

143,917	DiamondRock Hospitality Company	1,680,951

43,931	Entertainment Properties Trust	2,495,720

60,079	Highwoods Properties, Inc.	2,610,433

79,556	LaSalle Hotel Properties	2,339,742

360,273	MFA Mortgage Investments, Inc., (3)	2,493,089

98,439	STAG Industrial Inc.	2,019,968
	Total Real Estate Investment Trust	13,639,903

	Semiconductors & Semiconductor Equipment – 3.9%

211,909	Cypress Semiconductor Corporation, (3)	2,233,521

54,397	Mellanox Technologies, Limited, (2)	2,562,643

78,026	MKS Instruments Inc., (3)	2,749,636
	Total Semiconductors & Semiconductor Equipment	7,545,800

	Software – 5.9%

69,304	Broadsoft Inc., (2), (3)	2,215,649

85,593	Gigamon Inc., (2)	2,245,104

27,301	Proofpoint, Incorporated, (2), (3)	1,923,082

71,075	QLIK Technologies Inc., (2)	2,229,623

80,736	Synchronoss Technologies, Inc., (2), (3)	2,840,292
	Total Software	11,453,750

	Specialty Retail – 2.9%

150,509	Express Inc., (2), (3)	2,904,824

114,708	Kirkland’s, Inc., (2), (3)	2,637,137
	Total Specialty Retail	5,541,961

30	Nuveen Investments

Shares	Description (1)	Value

	Textiles, Apparel & Luxury Goods – 1.1%

61,609	Steven Madden Limited, (2), (3)	$2,147,074

	Thrifts & Mortgage Finance – 1.1%

128,259	Everbank Financial Corporation	2,213,750
	Total Long-Term Investments (cost $166,978,486)	191,062,428

Shares	Description (1)	Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 25.3%

	Money Market Funds – 25.3%

49,113,863	Mount Vernon Securities Lending Prime Portfolio, 0.256%, (4), (5)	$49,113,863
	Total Investments Purchased with Collateral from Securities Lending (cost $49,113,863)	49,113,863

Shares	Description (1)	Value

	SHORT-TERM INVESTMENTS – 2.1%

	Money Market Funds – 2.1%

3,994,547	First American Treasury Obligations Fund, Class Z, 0.000%, (4)	$3,994,547
	Total Short-Term Investments (cost $3,994,547)	3,994,547
	Total Investments (cost $220,086,896) – 125.9%	244,170,838
	Other Assets Less Liabilities – (25.9)%	(50,189,949)
	Net Assets – 100%	$193,980,889

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $46,968,228.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(5)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

See accompanying notes to financial statements.

Nuveen Investments	31

Statement of

Assets and Liabilities	October 31, 2015

	Large Cap Select	Small Cap Select
Assets
Long-term investments, at value (cost $39,419,706 and $166,978,486, respectively)	$42,669,544	$191,062,428
Investments purchased with collateral from securities lending, at value (cost approximates value)	9,992,280	49,113,863
Short-term investments, at value (cost approximates value)	673,479	3,994,547
Receivables for:
Dividends	31,321	52,420
Due from broker	1,374	54,200
Investments sold	1,066,303	3,733,610
Reclaims	1,717	—
Shares sold	42,587	214,141
Other assets	14,639	33,532
Total assets	54,493,244	248,258,741
Liabilities
Payables for:
Collateral from securities lending program	9,992,280	49,113,863
Investments purchased	1,519,989	4,500,335
Shares redeemed	250,498	332,480
Accrued expenses:
Directors fees	324	15,603
Management fees	26,704	145,517
12b-1 distribution and service fees	2,072	27,204
Other	19,615	142,850
Total liabilities	11,811,482	54,277,852
Net assets	$42,681,762	$193,980,889
Class A Shares
Net assets	$7,382,895	$82,079,967
Shares outstanding	358,559	7,455,657
Net asset value (“NAV”) per share	$20.59	$11.01
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$21.85	$11.68
Class C Shares
Net assets	$683,748	$8,036,238
Shares outstanding	35,400	929,765
NAV and offering price per share	$19.31	$8.64
Class R3 Shares
Net assets	$—	$7,793,798
Shares outstanding	—	750,760
NAV and offering price per share	$—	$10.38
Class I Shares
Net assets	$34,615,119	$96,070,886
Shares outstanding	1,667,070	7,428,085
NAV and offering price per share	$20.76	$12.93
Net assets consist of:
Capital paid-in	$93,048,589	$142,375,145
Undistributed (Over-distribution of) net investment income	177,810	(28,198)
Accumulated net realized gain (loss)	(53,794,475)	27,550,000
Net unrealized appreciation (depreciation)	3,249,838	24,083,942
Net assets	$42,681,762	$193,980,889
Authorized shares – per class	2 billion	2 billion
Par value per share	$0.0001	$0.0001

See accompanying notes to financial statements.

32	Nuveen Investments

Statement of

Operations	Year Ended October 31, 2015

	Large Cap Select	Small Cap Select
Investment Income
Dividend and interest income (net of foreign tax withheld of $1,937 and $—, respectively)	$724,295	$2,820,474
Securities lending income, net	7,705	131,199
Total investment income	732,000	2,951,673
Expenses
Management fees	338,047	2,052,466
12b-1 service fees – Class A Shares	18,065	234,875
12b-1 distribution and service fees – Class C Shares	8,436	86,579
12b-1 distribution and service fees – Class R3 Shares	—	43,512
Shareholder servicing agent fees	17,580	415,726
Custodian fees	15,840	42,262
Directors fees	1,189	6,245
Professional fees	20,001	35,614
Shareholder reporting expenses	6,658	71,791
Federal and state registration fees	43,157	57,793
Other	8,398	6,855
Total expenses	477,371	3,053,718
Net investment income (loss)	254,629	(102,045)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	3,227,610	35,032,905
Change in net unrealized appreciation (depreciation) of investments	(2,149,683)	(24,021,705)
Net realized and unrealized gain (loss)	1,077,927	11,011,200
Net increase (decrease) in net assets from operations	$1,332,556	$10,909,155

See accompanying notes to financial statements.

Nuveen Investments	33

Statement of

Changes in Net Assets

	Large Cap Select		Small Cap Select
	Year Ended 10/31/15	Year Ended 10/31/14	Year Ended 10/31/15	Year Ended 10/31/14
Operations
Net investment income (loss)	$254,629	$192,136	$(102,045)	$(954,960)
Net realized gain (loss) from:
Investments	3,227,610	7,100,517	35,032,905	87,405,895
Futures contracts	—	—	—	564,302
Change in net unrealized appreciation (depreciation) of investments	(2,149,683)	(1,470,883)	(24,021,705)	(64,802,560)
Net increase (decrease) in net assets from operations	1,332,556	5,821,770	10,909,155	22,212,677
Distributions to Shareholders
From net investment income:
Class A Shares	(26,786)	(14,541)	—	(244,437)
Class C Shares	—	—	—	—
Class R3 Shares	—	—	—	—
Class I Shares	(231,222)	(174,566)	—	(1,067,494)
From accumulated net realized gains:
Class A Shares	—	—	(25,790,799)	(13,857,437)
Class C Shares	—	—	(2,732,315)	(1,027,234)
Class R3 Shares	—	—	(2,665,298)	(1,736,664)
Class I Shares	—	—	(30,829,009)	(21,449,055)
Decrease in net assets from distributions to shareholders	(258,008)	(189,107)	(62,017,421)	(39,382,321)
Fund Share Transactions
Proceeds from sale of shares	2,758,955	9,935,926	29,500,410	58,154,693
Proceeds from shares issued to shareholders due to reinvestment of distributions	178,501	113,474	55,704,100	36,227,694
	2,937,456	10,049,400	85,204,510	94,382,387
Cost of shares redeemed	(9,475,431)	(7,124,667)	(117,686,278)	(275,782,690)
Net increase (decrease) in net assets from Fund share transactions	(6,537,975)	2,924,733	(32,481,768)	(181,400,303)
Net increase (decrease) in net assets	(5,463,427)	8,557,396	(83,590,034)	(198,569,947)
Net assets at the beginning of period	48,145,189	39,587,793	277,570,923	476,140,870
Net assets at the end of period	$42,681,762	$48,145,189	$193,980,889	$277,570,923
Undistributed (Over-distribution of) net investment income at the end of period	$177,810	$181,190	$(28,198)	$(26,147)

See accompanying notes to financial statements.

34	Nuveen Investments

THIS PAGE INTENTIONALLY LEFT BLANK

Nuveen Investments	35

Financial

Highlights

Large Cap Select

Selected data for a share outstanding throughout the period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended October 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (1/03)
2015	$20.13	$0.08	$0.46	$0.54	$(0.08)	$—	$(0.08)	$20.59
2014	17.65	0.05	2.48	2.53	(0.05)	—	(0.05)	20.13
2013	13.42	0.07	4.22	4.29	(0.06)	—	(0.06)	17.65
2012	11.73	0.03	1.66	1.69	—	—	—	13.42
2011	11.65	(0.02)	0.10	0.08	—	—	—	11.73
Class C (1/03)
2015	18.96	(0.07)	0.42	0.35	—	—	—	19.31
2014	16.70	(0.09)	2.35	2.26	—	—	—	18.96
2013	12.73	(0.05)	4.02	3.97	—	—	—	16.70
2012	11.21	(0.06)	1.58	1.52	—	—	—	12.73
2011	11.22	(0.11)	0.10	(0.01)	—	—	—	11.21
Class I (1/03)
2015	20.30	0.13	0.46	0.59	(0.13)	—	(0.13)	20.76
2014	17.79	0.09	2.51	2.60	(0.09)	—	(0.09)	20.30
2013	13.52	0.11	4.26	4.37	(0.10)	—	(0.10)	17.79
2012	11.80	0.07	1.66	1.73	(0.01)	—	(0.01)	13.52
2011	11.71	0.01	0.10	0.11	(0.02)	—	(0.02)	11.80

36	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

2.66%	$7,383	1.25%	0.36%	1.25%	0.36%	124%
14.35	6,511	1.31	0.23	1.30	0.24	154
32.14	4,625	1.33	0.43	1.33	0.43	117
14.41	2,924	1.43	0.26	1.43	0.26	127
0.69	2,938	1.20	(0.18)	1.20	(0.18)	139

1.85	684	2.00	(0.38)	2.00	(0.38)	124
13.53	683	2.07	(0.53)	2.05	(0.51)	154
31.08	518	2.07	(0.34)	2.07	(0.34)	117
13.65	195	2.18	(0.49)	2.18	(0.49)	127
(0.09)	183	1.95	(0.90)	1.95	(0.90)	139

2.88	34,615	1.00	0.63	1.00	0.63	124
14.66	40,952	1.06	0.48	1.05	0.49	154
32.43	34,444	1.08	0.72	1.08	0.72	117
14.79	34,554	1.18	0.54	1.18	0.54	127
0.89	58,314	0.95	0.07	0.95	0.07	139

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

See accompanying notes to financial statements.

Nuveen Investments	37

Financial Highlights (continued)

Small Cap Select

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended October 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (5/92)
2015	$14.48	$(0.02)	$0.37	$0.35	$—	$(3.82)	$(3.82)	$11.01
2014	15.02	(0.05)	0.87	0.82	(0.02)	(1.34)	(1.36)	14.48
2013	13.54	— *	3.63	3.63	—	(2.15)	(2.15)	15.02
2012	12.44	(0.05)	1.45	1.40	—	(0.30)	(0.30)	13.54
2011	11.72	(0.09)	0.81	0.72	—	—	—	12.44
Class C (9/01)
2015	12.28	(0.08)	0.26	0.18	—	(3.82)	(3.82)	8.64
2014	13.00	(0.14)	0.76	0.62	—	(1.34)	(1.34)	12.28
2013	12.09	(0.09)	3.15	3.06	—	(2.15)	(2.15)	13.00
2012	11.22	(0.13)	1.30	1.17	—	(0.30)	(0.30)	12.09
2011	10.65	(0.17)	0.74	0.57	—	—	—	11.22
Class R3 (1/94)
2015	13.91	(0.04)	0.33	0.29	—	(3.82)	(3.82)	10.38
2014	14.49	(0.08)	0.84	0.76	—	(1.34)	(1.34)	13.91
2013	13.17	(0.03)	3.50	3.47	—	(2.15)	(2.15)	14.49
2012	12.13	(0.08)	1.42	1.34	—	(0.30)	(0.30)	13.17
2011	11.46	(0.12)	0.79	0.67	—	—	—	12.13
Class I (5/92)
2015	16.30	0.02	0.43	0.45	—	(3.82)	(3.82)	12.93
2014	16.73	(0.02)	0.99	0.97	(0.06)	(1.34)	(1.40)	16.30
2013	14.82	0.04	4.02	4.06	—	(2.15)	(2.15)	16.73
2012	13.54	(0.02)	1.60	1.58	—	(0.30)	(0.30)	14.82
2011	12.73	(0.06)	0.87	0.81	—	—	—	13.54

38	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses(e)	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

4.08%	$82,080	1.42%	(0.14)%	1.42%	(0.14)%	75%
5.98	100,733	1.43	(0.37)	1.43	(0.37)	90
31.74	161,488	1.34	(0.01)	1.33	— **	78
11.62	155,624	1.36	(0.49)	1.28	(0.41)	71
6.14	275,994	1.34	(0.74)	1.30	(0.70)	69

3.19	8,036	2.17	(0.88)	2.17	(0.88)	75
5.28	8,976	2.19	(1.12)	2.19	(1.12)	90
30.67	10,331	2.09	(0.75)	2.08	(0.74)	78
10.81	10,058	2.11	(1.21)	2.03	(1.13)	71
5.35	14,009	2.09	(1.50)	2.05	(1.45)	69

3.75	7,794	1.67	(0.38)	1.67	(0.38)	75
5.75	11,570	1.68	(0.61)	1.68	(0.61)	90
31.37	19,673	1.59	(0.25)	1.58	(0.25)	78
11.42	18,386	1.61	(0.69)	1.53	(0.61)	71
5.85	20,044	1.60	(1.00)	1.55	(0.95)	69

4.29	96,071	1.17	0.11	1.17	0.11	75
6.23	156,292	1.18	(0.11)	1.18	(0.11)	90
32.02	283,064	1.09	0.24	1.08	0.25	78
12.01	261,760	1.11	(0.19)	1.03	(0.11)	71
6.36	273,983	1.09	(0.49)	1.05	(0.45)	69

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Rounds to less than $0.01 per share.
**	Rounds to less than 0.01%.

See accompanying notes to financial statements.

Nuveen Investments	39

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

Nuveen Investment Funds, Inc. (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Large Cap Select Fund (“Large Cap Select”) and Nuveen Small Cap Select Fund (“Small Cap Select”), (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was incorporated in the State of Maryland on August 20, 1987.

The end of the reporting period for the Funds is October 31, 2015, and the period covered by these Notes to Financial Statements is the fiscal year ended October 31, 2015 (the “current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Investment Objectives and Principal Investment Strategies

Large Cap Select’s investment objective is capital appreciation. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in common stocks of large-capitalization companies, defined as companies that have market capitalizations of $5 billion or greater.

Small Cap Select’s investment objective is capital appreciation. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in common stocks of small-capitalization companies. Small capitalization companies are defined as companies that have market capitalizations within the market capitalization range of the companies in the Russell 2000 Index on the last business day of the month in which its most recent reconstitution was completed. Reconstitution of the index currently is completed in June of each year. On June 30, 2014, the range was $143 million to $4.51 billion.

Each Fund may invest up to 15% of its total assets in non-dollar denominated equity securities of non-U.S. issuers. In addition, each Fund may invest up to 25% of its assets, collectively, in non-dollar denominated equity securities of non-U.S. issuers and in dollar-denominated equity securities of non-U.S. issuers that are either listed on a U.S. stock exchange or represented by depositary receipts that may or may not be sponsored by a domestic bank. Up to 15% of each Fund’s total assets may be invested in equity securities of emerging market issuers. Each Fund also may utilize options, futures contracts, options on futures contracts and forward foreign currency exchanges contracts (“derivatives”) to manage market or business risk, enhance its return or hedge against adverse movements in currency exchange rates.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments, net of lending agent fees.

40	Nuveen Investments

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared and distributed to shareholders annually. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market

Nuveen Investments	41

Notes to Financial Statements (continued)

participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange, which may represent a transfer from a Level 1 to a Level 2 security.

Investments in investment companies are valued at their respective NAVs on the valuation date and are generally classified as Level 1.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Directors (the “Board”) and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Large Cap Select	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$42,669,544	$—	$—	$42,669,544
Investments Purchased with Collateral from Securities Lending	9,992,280	—	—	9,992,280
Short-Term Investments:
Money Market Funds	673,479	—	—	673,479
Total	$53,335,303	$—	$—	$53,335,303

Small Cap Select
Long-Term Investments*:
Common Stocks	$191,062,428	$—	$—	$191,062,428
Investments Purchased with Collateral from Securities Lending	49,113,863	—	—	49,113,863
Short-Term Investments:
Money Market Funds	3,994,547	—	—	3,994,547
Total	$244,170,838	$—	$—	$244,170,838
*	Refer to the Fund’s Portfolio of Investments for industry classifications.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as

42	Nuveen Investments

approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i) If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii) If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely- traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Securities Lending

In order to generate additional income, the Fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks or other institutions. When loaning securities, the Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The Fund also has the ability to recall the securities on loan at any time.

The Fund’s policy is to receive, at the inception of a loan, cash collateral equal to at least 102% of the value of securities loaned, which is recognized as “Payable for collateral from securities lending program” on the Statement of Assets and Liabilities. Collateral for securities on loan is invested in a money market fund, which is recognized as “Investments purchased with collateral from securities lending, at value” on the Statement of Assets and Liabilities. The market value of the securities loaned is determined at the close of each business day in order to determine the adequacy of the collateral. If the value of the securities on loan increases such that the level of collateralization falls below 100%, additional collateral is received from the borrower on the next business day, which is recognized as “Due from broker” on the Statement of Assets and Liabilities.

Securities out on loan are subject to termination at any time at the option of the borrower or the Fund. Upon termination, the borrower is required to return to the Fund securities identical to the securities loaned. Generally, in the event the borrower defaults on its obligation to return the loaned securities, the Fund has the right to use the collateral to acquire identical securities. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a loss to the Fund. Under the Fund’s securities lending agreement, however, the securities lending agent has indemnified the Fund against losses resulting from borrower default, except to the extent that those losses result from a decrease in the value of the collateral due to its investment by the Fund. The Fund bears the risk of loss with respect to the investment of collateral.

The Fund’s custodian, U.S. Bank National Association, serves as its securities lending agent. The Fund pays the custodian a fee based on its proportional share of the custodian’s expense of operating its securities lending program. Income earned from the securities lending program is paid to the Fund, net of any fees paid. Income from securities lending, net of fees paid, is recognized as “Securities lending income, net” on the Statement of Operations.

The following table presents the securities out on loan for the Funds and the collateral delivered related to those securities as of the end of the reporting period.

Fund	Asset Class out on Loan	Long-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Large Cap Select	Common Stocks	$9,665,038	$(9,665,038)	$—
Small Cap Select	Common Stocks	46,968,228	(46,968,228)	—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the securities out on loan. Refer to the Fund’s Portfolio of Investments for details on the investments purchased with collateral from securities lending and the securities out on loan.

Securities lending fees paid by the Fund during the current fiscal period were as follows:

	Large Cap Select	Small Cap Select
Securities lending fees paid	$700	$18,606

Nuveen Investments	43

Notes to Financial Statements (continued)

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Year Ended 10/31/15		Year Ended 10/31/14
Large Cap Select	Shares	Amount	Shares	Amount
Shares sold:
Class A	81,389	$1,696,526	94,464	$1,757,860
Class C	22,172	431,699	7,807	138,030
Class I	29,957	630,730	412,329	8,040,036
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,196	24,872	773	14,468
Class C	—	—	—	—
Class I	7,340	153,629	5,258	99,006
	142,054	2,937,456	520,631	10,049,400
Shares redeemed:
Class A	(47,387)	(994,200)	(34,009)	(641,238)
Class C	(22,793)	(432,615)	(2,830)	(50,528)
Class I	(387,520)	(8,048,616)	(336,969)	(6,432,901)
	(457,700)	(9,475,431)	(373,808)	(7,124,667)
Net increase (decrease)	(315,646)	$(6,537,975)	146,823	$2,924,733

Small Cap Select
Shares sold:
Class A	1,193,375	$13,818,203	1,661,141	$23,596,548
Class A – automatic conversion of Class B Shares	—	—	82,129	1,187,668
Class B – exchanges	—	—	1,142	11,203
Class C	53,958	483,464	20,462	246,894
Class R3	178,413	1,929,280	262,223	3,587,199
Class I	978,280	13,269,463	1,855,955	29,525,181
Shares issued to shareholders due to reinvestment of distributions:
Class A	2,472,811	25,593,597	1,010,359	13,831,278
Class B	—	—	19,287	184,391
Class C	318,086	2,601,946	83,475	973,319
Class R3	272,307	2,663,158	132,067	1,736,664
Class I	2,048,260	24,845,399	1,264,294	19,502,042
	7,515,490	85,204,510	6,392,534	94,382,387
Shares redeemed:
Class A	(3,164,926)	(36,453,448)	(6,552,695)	(93,123,753)
Class B	—	—	(48,119)	(473,413)
Class B – automatic conversion to Class A Shares			(117,638)	(1,187,668)
Class C	(173,411)	(1,585,350)	(167,307)	(2,023,219)
Class R3	(531,855)	(6,042,343)	(920,427)	(12,512,379)
Class I	(5,184,892)	(73,605,137)	(10,448,756)	(166,462,258)
	(9,055,084)	(117,686,278)	(18,254,942)	(275,782,690)
Net increase (decrease)	(1,539,594)	$(32,481,768)	(11,862,408)	$(181,400,303)

44	Nuveen Investments

5. Investment Transactions

Long-term purchases and sales (excluding investments purchased with collateral from securities lending) during the current fiscal period were as follows:

	Large Cap Select	Small Cap Select
Purchases	$55,118,669	$169,412,469
Sales	61,078,765	263,746,692

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of October 31, 2015, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Large Cap Select	Small Cap Select
Cost of investments	$50,090,205	$221,854,756
Gross unrealized:
Appreciation	$4,263,193	$32,656,840
Depreciation	(1,018,095)	(10,340,758)
Net unrealized appreciation (depreciation) of investments	$3,245,098	$22,316,082

Permanent differences, primarily due to federal taxes paid, net operating losses, real estate investment trust adjustments and tax equalization, resulted in reclassifications among the Funds’ components of net assets as of October 31, 2015, the Funds’ tax year end, as follows:

	Large Cap Select	Small Cap Select
Capital paid-in	$(12)	$5,346,378
Undistributed (Over-distribution of) net investment income	(1)	99,994
Accumulated net realized gain (loss)	13	(5,446,372)

The tax components of undistributed net ordinary income and net long-term capital gains as of October 31, 2015, the Funds’ tax year end, were as follows:

	Large Cap Select	Small Cap Select
Undistributed net ordinary income[1]	$188,757	$7,983,746
Undistributed net long-term capital gains	—	21,334,114
[1]	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

Nuveen Investments	45

Notes to Financial Statements (continued)

The tax character of distributions paid during the Funds’ tax years ended October 31, 2015 and October 31, 2014, was designated for purposes of the dividends paid deduction as follows:

2015	Large Cap Select	Small Cap Select
Distributions from net ordinary income[1]	$258,008	$15,050,248
Distributions from net long-term capital gains	—	46,967,173

2014	Large Cap Select	Small Cap Select
Distributions from net ordinary income[1]	$189,107	$8,894,272
Distributions from net long-term capital gains	—	30,488,049
[1]	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

As of October 31, 2015, the Funds’ tax year end, the following Fund had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by the Fund.

Large Cap Select
Expiration:
October 31, 2017	$53,789,735
Not subject to expiration	—
Total	$53,789,735

During the Funds’ tax year ended October 31, 2015, Large Cap Select utilized $3,211,284 of its capital loss carryforward.

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Net Assets	Large Cap Select	Small Cap Select
For the first $125 million	0.5500%	0.7000%
For the next $125 million	0.5375	0.6875
For the next $250 million	0.5250	0.6750
For the next $500 million	0.5125	0.6625
For the next $1 billion	0.5000	0.6500
For net assets over $2 billion	0.4750	0.6250

46	Nuveen Investments

The annual complex-level fee for each Fund, payable monthly, is determined by taking the complex-level fee rate, which is based on the aggregate amount of “eligible assets” of all Nuveen funds as set forth in the schedule below, and making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund’s assets that are not “eligible assets.” The complex level fee schedule for each Fund is as follows:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of October 31, 2015, the complex-level fee for each Fund was as follows:

Fund	Complex-Level Fee
Large Cap Select	0.2000%
Small Cap Select	0.2000

The Adviser has agreed to waive fees and/or reimburse expenses of Large Cap Select through September 30, 2016 so that total annual fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.05% of the average daily net assets of any class of Fund shares.

The Trust pays no compensation directly to those of its directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the current fiscal period, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Large Cap Select	Small Cap Select
Sales charges collected (Unaudited)	$16,302	$22,621
Paid to financial intermediaries (Unaudited)	14,746	20,091

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Large Cap Select	Small Cap Select
Commission advances (Unaudited)	$6,935	$4,587

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

	Large Cap Select	Small Cap Select
12b-1 fees retained (Unaudited)	$1,919	$2,171

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

Nuveen Investments	47

Notes to Financial Statements (continued)

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

	Large Cap Select	Small Cap Select
CDSC retained (Unaudited)	$6	$791

8. Borrowing Arrangements

The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), established a 364-day, $2.53 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include any of the Funds covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, including all of the Funds covered by this shareholder report, along with a number of Nuveen closed-end funds. The credit facility expires in July 2016 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, the Funds did not utilize this facility.

9. Subsequent Events

Change in Contingent Deferred Sales Charge (CDSC) Schedule

Effective November 1, 2015, shareholders purchasing $1 million or more of Class A Shares at NAV without an up-front sales charge will be assessed a CDSC of 1.00% on any shares redeemed within eighteen months of purchase, unless the redemption is eligible for a CDSC reduction or waiver as specified in the Funds’ statement of additional information.

48	Nuveen Investments

Additional

Fund Information (Unaudited)

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Nuveen Asset Management, LLC 333 West Wacker Drive Chicago, IL 60606	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL 60606 Custodian U.S. Bank National Association Milwaukee, WI 53202	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Long-Term Capital Gain Distributions: The following Fund hereby designates as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852 (b)(3), the amount shown in the accompanying table or, if greater, the amount necessary to reduce earnings and profits of the Fund related to net capital gain to zero for the tax year ended October 31, 2015:

		Small Cap Select
Long-term capital gain dividends		$ 52,313,562

Distribution Information: The Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and their percentages as qualified dividend income (“QDI”) for individuals under Section 1 (h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV, which will be sent to shareholders shortly after calendar year end.

	Large Cap Select	Small Cap Select
% QDI	100%	13%
% DRD	100%	11%

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Nuveen Investments	49

Glossary of Terms

Used in this Report (Unaudited)

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested distributions and capital gains, if any) over the time period being considered.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper Large-Cap Core Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Large-Cap Core Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.

Lipper Small-Cap Core Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Small-Cap Core Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.

Market Capitalization: The market capitalization of a company is equal to the number of the company’s common shares outstanding multiplied by the current price of the company’s stock.

MSCI Emerging Markets Index: An unmanaged index considered representative of stocks of developing countries. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Russell 1000® Index: An unmanaged index, considered representative of large-cap stocks. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Russell 2000® Index: An index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 3000® Index measures the performance of the 3,000 largest companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.

50	Nuveen Investments

Trustees

and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of trustees of the Funds. The number of directors of the Funds is currently set at eleven. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustee:
William J. Schneider 1944 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Chairman of Miller-Valentine Partners, a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; owner in several other Miller-Valentine entities; Board Member of Med-America Health System, and WDPR Public Radio Station; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	196
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	196
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since 2012) Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	196
David J. Kundert 1942 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.	196

Nuveen Investments	51

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
John K. Nelson 1962 333 West Wacker Drive Chicago, IL 60606	Trustee	2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	196
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	196
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006), C2 Options Exchange, Incorporated (since 2009) Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	196
Virginia L. Stringer 1944 333 W. Wacker Drive Chicago, IL 60606	Trustee	2011	Board Member, Mutual Fund Directors Forum; non-profit board member; former governance consultant; former Owner and President, Strategic Management Resources, Inc., a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	196
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	196

52	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Interested Trustee:
William Adams IV(2) 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Senior Executive Vice President, Global Structured Products (since 2010); Co-President of Nuveen Fund Advisors, LLC (since 2011); Executive Vice President of Nuveen Securities, LLC; President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago; formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010).	196
Thomas S. Schreier, Jr.(2) 1962 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Member of Board of Governors and Chairman’s Council of the Investment Company Institute; Director of Allina Health and a Member of its Finance, Audit and Investment Committees, formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).	196

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	197
Margo L. Cook 1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Senior Executive Vice President of Nuveen Investments, Inc.; Executive Vice President, Investment Services of Nuveen Fund Advisors, LLC (since 2011); Managing Director – Investment Services of Nuveen Commodities Asset Management, LLC (since 2011); Co-Chief Executive Officer (since 2015); previously, Executive Vice President (2013-2015) of Nuveen Securities, LLC; Chartered Financial Analyst.	197
Lorna C. Ferguson 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	197

Nuveen Investments	53

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	197
Sherri A. Hlavacek 1962 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2015	Executive Vice President (since May 2015, formerly, Managing Director) and Controller of Nuveen Fund Advisors, LLC; Managing Director and Controller of Nuveen Commodities Asset Management, LLC; Executive Vice President (since May 2015, formerly, Managing Director), Treasurer and Controller of Nuveen Asset Management, LLC; Executive Vice President, Principal Financial Officer (since July 2015, formerly, Managing Director), Treasurer and Corporate Controller of Nuveen Investments, Inc.; Executive Vice President (since May 2015, formerly, Managing Director), Treasurer and Corporate Controller of Nuveen Investments Advisers Inc. and Nuveen Investments Holdings, Inc.; Managing Director, Chief Financial Officer and Corporate Controller of Nuveen Securities, LLC; Vice President, Controller and Treasurer of NWQ Investment Management Company, LLC; Vice President and Controller of Santa Barbara Asset Management, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC; Certified Public Accountant.	197
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc.	197
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President of Nuveen Investments Holdings, Inc. and Nuveen Securities, LLC	197
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary, Nuveen Investments, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.	197
Kathleen L. Prudhomme 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	197
Joel T. Slager 1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	197

54	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Jeffery M. Wilson 1956 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Securities, LLC (since 2011); formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	108

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. Ms. Stringer will retire from the Board as of December 31, 2015. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	“Interested persons” of the Trust, as defined in the 1940 Act, by reason of their positions with Nuveen and certain of its subsidiaries.
(3)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

Nuveen Investments	55

Annual Investment Management Agreement

Approval Process (Unaudited)

The Board of Directors of each Fund (each, a “Board” and each Director, a “Board Member”), including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for overseeing the performance of the investment adviser and sub-adviser to the respective Fund and determining whether to continue such Fund’s advisory agreement (the “Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and the sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Investment Management Agreement, the “Advisory Agreements”) between the Adviser and Nuveen Asset Management, LLC (the “Sub-Adviser”). Following an initial term with respect to each Fund upon its commencement of operations, the Board is required to consider the continuation of the Advisory Agreements on an annual basis pursuant to the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”). Accordingly, at an in-person meeting held on May 11-13, 2015 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the existing Advisory Agreements for the Funds.

In preparation for its considerations at the May Meeting, the Board received in advance of the meeting extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Funds, including, among other things, the nature, extent and quality of services provided by the Adviser and Sub-Adviser (the Adviser and Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser”); Fund performance including performance assessments against peers and the appropriate benchmark(s); fee and expense information of the Funds compared to peers; a description and assessment of shareholder service levels for the Funds; a summary of the performance of certain service providers; a review of product initiatives and shareholder communications; and profitability information of the Fund Advisers as described in further detail below. As part of its annual review, the Board also held a separate meeting on April 14-15, 2015 to review the Funds’ investment performance and consider an analysis by the Adviser of the Sub-Adviser which generally evaluated the Sub-Adviser’s investment team, investment mandate, organizational structure and history, investment philosophy and process, and the performance of the Funds, and any significant changes to the foregoing. During the review, the Independent Board Members asked questions of and requested additional information from management.

The Board considered that the evaluation process with respect to the Fund Advisers is an ongoing process that encompassed the information and knowledge gained throughout the year. The Board, acting directly or through its committees, met regularly during the course of the year and received information and considered factors at each meeting that would be relevant to its annual consideration of the Advisory Agreements, including information relating to Fund performance; Fund expenses; investment team evaluations; and valuation, compliance, regulatory and risk matters. In addition to regular reports, the Adviser provided special reports to the Board to enhance the Board’s understanding on topics that impact some or all of the Nuveen funds and the Adviser (such as presentations on risk and stress testing; the new governance, risk and compliance system; cybersecurity developments; Nuveen fund accounting and reporting matters; regulatory developments impacting the investment company industry and the business plans or other matters impacting the Adviser). The Board also met with key investment personnel managing certain Nuveen fund portfolios during the year.

The Board had created several standing committees including the Open-End Funds Committee and the Closed-End Funds Committee to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of closed-end and open-end funds. These Committees met prior to each quarterly Board meeting, and the Adviser provided presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

The Board also continued its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Independent Board Members made site visits to multiple equity and fixed-income investment teams of the Sub-Adviser in June 2014.

The Board considered the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Advisory Agreements. The Independent Board Members also were assisted throughout the process by independent legal counsel. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. The Independent Board Members also received a memorandum from independent legal counsel outlining the legal standards for their consideration of the proposed continuation of the Advisory Agreements. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and Fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board took into account all factors it believed relevant with respect to each Fund, including, among other things: (a) the nature, extent and quality of the services provided by the Fund Advisers; (b) the investment performance of the Funds and Fund Advisers; (c) the advisory fees and costs of the

56	Nuveen Investments

services to be provided to the Funds and the profitability of the Fund Advisers; (d) the extent of any economies of scale; (e) any benefits derived by the Fund Advisers from the relationship with the Funds; and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Advisory Agreements of each Fund. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to each respective Fund. The Board reviewed information regarding, among other things, each Fund Adviser’s organization and business, the types of services that each Fund Adviser or its affiliates provided to the Funds, the performance record of the Funds (as described in further detail below), and any initiatives that had been undertaken on behalf of the open-end product line. The Board recognized the high quality of services the Adviser had provided to the Funds over the years and the conscientiousness with which the Adviser provided these services. The Board also considered the improved capital structure of Nuveen Investments, Inc. (“Nuveen”) (the parent of the Adviser) following the acquisition of Nuveen by TIAA-CREF in 2014 (the “TIAA-CREF Transaction”).

With respect to the services, the Board noted the Funds were registered investment companies that operated in a regulated industry and considered the myriad of investment management, administrative, compliance, oversight and other services the Adviser provided to manage and operate the Funds. Such services included, among other things: (a) product management (such as analyzing ways to better position a Nuveen fund in the marketplace, setting dividends; maintaining relationships to gain access to distribution platforms; and providing shareholder communications); (b) fund administration (such as preparing tax returns and other tax compliance services, preparing regulatory filings and shareholder reports; managing fund budgets and expenses; overseeing a fund’s various service providers and supporting and analyzing new and existing funds); (c) Board administration (such as supporting the Board and its committees, in relevant part, by organizing and administering the Board and committee meetings and preparing the necessary reports to assist the Board in its duties); (d) compliance (such as monitoring adherence to a fund’s investment policies and procedures and applicable law; reviewing the compliance program periodically and developing new policies or updating existing compliance policies and procedures as considered necessary or appropriate; responding to regulatory requests; and overseeing compliance testing of the funds’ sub-advisers); (e) legal support (such as preparing or reviewing fund registration statements, proxy statements and other necessary materials; interpreting regulatory requirements and compliance thereof; and maintaining applicable registrations); and (f) investment services (such as overseeing and reviewing the funds’ sub-advisers and their investment teams; analyzing performance of the funds; overseeing investment and risk management; evaluating brokerage transactions and securities lending, overseeing the daily valuation process for portfolio securities and developing and recommending valuation policies and methodologies and changes thereto; reporting to the Board on various matters including performance, risk and valuation; and participating in fund development, leverage management, and the developing or interpreting of investment policies and parameters).

In its review, the Board considered information highlighting the various initiatives that the Adviser had implemented or continued during the last year to enhance its services to the Nuveen funds. The Board recognized that some of these initiatives are a result of a multi-year process. In reviewing the activities of 2014, the Board recognized the Adviser’s continued focus on fund rationalization for open-end funds through mergers, fund closures or repositioning the funds in seeking to enhance shareholder value, reduce costs, improve performance, eliminate fund overlap and better meet shareholder needs. The Board noted the Adviser’s investment in additional staffing to strengthen and improve its services to the Nuveen funds, including with respect to risk management and valuation. The Board recognized that expanding the depth and range of its risk oversight activities had been a major priority for the Adviser in recent years, and the Adviser continued to add to the risk management team, develop additional risk management programs and create committees or other teams designated to oversee or evaluate certain risks, such as liquidity risk, enterprise risk, investment risk and cybersecurity risk. The Adviser had also continued to add to the valuation team, launched its centralized securities valuation system which is intended to provide for uniform pricing and reporting across the complex as the system continues to develop, continued to refine its valuation analysis and updated related policies and procedures and evaluated and assessed pricing services. The Board considered the Adviser’s ongoing investment in information technology and operations and the various projects of the information technology team to support the continued growth and complexity of the Nuveen funds and increase efficiencies in their operations. The Board also recognized the Adviser’s strong commitment to compliance and reviewed information reflecting the compliance group’s ongoing activities to enhance its compliance system and refine its compliance procedures as well as the Chief Compliance Officer’s report regarding the compliance team, the initiatives the team had undertaken in 2014 and proposed for 2015, the compliance functions and reporting process, the record of compliance with the policies and procedures and its supervision activities of other service providers.

With respect to the open-end fund product line, the Adviser had also, among other things: developed new funds in seeking to enhance the product line; enhanced the reporting to the Board and its committees regarding payments to intermediaries; and continued to explore opportunities for potential funds.

As noted, the Adviser also oversees the Sub-Adviser who primarily provides the portfolio advisory services to the Funds. The Board recognized the skill and competency of the Adviser in monitoring and analyzing the performance of the Sub-Adviser and managing the sub-advisory relationship. In considering the Sub-Advisory Agreements and supplementing its prior knowledge, the Board considered a current report provided by the Adviser

Nuveen Investments	57

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

analyzing, among other things, the Sub-Adviser’s investment team and changes thereto, investment approach, organization and history, and assets under management, and the investment performance of each Fund.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the Funds under each respective Advisory Agreement were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

The Board, including the Independent Board Members, considered the performance history of each Fund over various time periods. The Board reviewed reports, including an analysis of the Funds’ performance and the applicable investment team. The Board reviewed, among other things, each Fund’s investment performance both on an absolute basis and in comparison to peer funds (the “Performance Peer Group”) and to recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2014, as well as performance information reflecting the first quarter of 2015. In its review, the Board noted that it also reviewed Fund performance results at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data.

•	The performance data reflected a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

•	Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme had the ability to disproportionately affect long-term performance.

•	The investment experience of a particular shareholder in a fund would vary depending on when such shareholder invested in the fund, the class held (if multiple classes are offered in the fund) and the performance of the fund (or respective class) during that shareholder’s investment period.

•	Open-end funds offer multiple classes and the performance data provided for open-end funds was based on Class A shares. The performance of the other classes of a fund, however, should be substantially similar on a relative basis because all of the classes would be invested in the same portfolio of securities and differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class.

•	The Board recognized that the funds in the Performance Peer Group may differ somewhat from the Nuveen fund with which it is being compared and due to these differences, performance comparisons between certain of the Nuveen funds and their Performance Peer Groups may be inexact and the relevancy limited. The Board considered that management had classified the Performance Peer Group as low, medium and high in relevancy. The Board took the analysis of the relevancy of the Performance Peer Group into account when considering the comparative performance data. The Board also considered comparative performance of an applicable benchmark. While the Board was cognizant of the relative performance of a Fund’s peer set and/or benchmark(s), the Board evaluated Fund performance in light of the respective Fund’s investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the Fund with its peers and/or benchmarks result in differences in performance results.

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board is aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser manages the fund and knowing the fund’s fee structure.

In considering the performance data, the Independent Board Members noted the following with respect to the Funds:

For Nuveen Large Cap Select Fund (the “Large Cap Select Fund”), the Board noted that, although the Fund ranked in its Performance Peer Group in the third quartile for the one-year period, it ranked in the first quartile in the three-year period and the second quartile in the five-year period. Further, although the Fund underperformed its benchmark in the one- and five-year periods, it outperformed its benchmark in the three-year period.

For Nuveen Small Cap Select Fund (the “Small Cap Select Fund”), the Board noted that, although the Fund ranked in its Performance Peer Group in the fourth quartile in the three- and five-year periods and underperformed its benchmark in such periods, the Fund improved its ranking to the second quartile in the one-year period and outperformed its benchmark in the one-year period.

Based on their review, the Independent Board Members determined that each Fund’s investment performance had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and other fees and expenses of each Fund (expressed as a percentage of average net assets) in absolute terms and in comparison to the fee and expense levels of a comparable universe of funds (the “Peer Universe”) and, with respect to

58	Nuveen Investments

open-end funds, to a more focused subset in the Peer Universe (the “Peer Group”), each selected by an independent third-party fund data provider. The Independent Board Members reviewed the methodology regarding the construction of the Peer Universe and Peer Group for each Fund. The Board reviewed, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the average and median fee and expense levels of the Peer Universe and/or Peer Group. The Board noted that the net total expense ratios paid by investors in the Funds were the most representative of an investor’s net experience. The Board Members also considered any fee waivers and/or expense reimbursement arrangements currently in effect for the Funds.

In reviewing the comparative fee and expense information, the Independent Board Members recognized that various factors such as the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; the timing of information used; and differences in services provided can impact the comparative data limiting the usefulness of the data to help make a conclusive assessment of the Funds’ fees and expenses.

In reviewing the fee schedule for a fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. In reviewing the reports, the Board noted that the majority of the Nuveen funds had a net expense ratio near or below their peer average.

The Independent Board Members recognized that the Large Cap Select Fund had a slightly higher net management fee than the peer average but a net expense ratio that was below the peer average, and that the Small Cap Select Fund had a net expense ratio slightly higher than the peer average, but a net management fee that was in line with the peer average.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board considered information regarding the fees a Fund Adviser assessed to the Nuveen funds compared to that of other clients as described in further detail below. With respect to non-municipal funds, such other clients of the Adviser and/or its affiliated sub-advisers may include: separately managed accounts (such as retail, institutional or wrap accounts), hedge funds, other investment companies that are not offered by Nuveen but are sub-advised by one of Nuveen’s affiliated sub-advisers, foreign investment companies offered by Nuveen, and collective investment trusts.

The Board recognized that each Fund had an affiliated sub-adviser and therefore the overall Fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the Sub-Adviser. In reviewing the nature of the services provided by the Adviser, including through its affiliated sub-advisers, the Board considered the range of advisory fee rates for retail and institutional managed accounts advised by Nuveen-affiliated sub-advisers. The Board also reviewed, among other things, the average fee the affiliated sub-advisers assessed such clients as well as the range of fee rates assessed to the different types of clients (such as retail, institutional and wrap accounts as well as non-Nuveen funds) applicable to such sub-advisers.

In reviewing the comparative information, the Board also reviewed information regarding the differences between the Funds and the other clients, including differences in services provided, investment policies, investor profiles, compliance and regulatory requirements and account sizes. The Board recognized the breadth of services necessary to operate a registered investment company (as described above) and that, in general terms, the Adviser provided the administrative and other support services to the Funds and, although the Sub-Adviser may provide some of these services, the Sub-Adviser essentially provided the portfolio management services. In general, the Board noted that higher fee levels reflected higher levels of service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. The Independent Board Members considered the differences in structure and operations of separately managed accounts and hedge funds from registered funds and noted that the range of day-to-day services was not generally of the breadth required for the registered funds. Many of the additional administrative services provided by the Adviser were not required for institutional clients or funds sub-advised by a Nuveen-affiliated sub-adviser that were offered by other fund groups. The Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believed such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed, among other things, the adjusted operating margins for Nuveen for the last two

Nuveen Investments	59

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

calendar years, the revenues, expenses, net income (pre-tax and after-tax) and net revenue margins (pre-tax and after-tax) of Nuveen’s managed fund advisory activities for the last two calendar years, the allocation methodology used by Nuveen in preparing the profitability data and a history of the adjustments to the methodology due to changes in the business over time. The Independent Board Members also reviewed the revenues, expenses, net income (pre-tax and after-tax) and revenue margin (pre-tax and post-tax) of the Adviser and, as described in further detail below, each affiliated sub-adviser for the 2014 calendar year. In reviewing the profitability data, the Independent Board Members noted the subjective nature of cost allocation methodologies used to determine profitability as other reasonable methods could also have been employed but yield different results. The Independent Board Members reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2014. The Independent Board Members recognized that Nuveen’s net revenue margin from advisory activities for 2014 was consistent with 2013. The Independent Board Members also considered the profitability of Nuveen in comparison to the adjusted operating margins of other investment advisers with publicly available data and with comparable assets under management (based on asset size and asset composition) to Nuveen. The Independent Board Members noted that Nuveen’s adjusted operating margins appeared to be reasonable in relation to such other advisers. The Independent Board Members, however, recognized the difficulty of making comparisons of profitability from fund investment advisory contracts as the information is not generally publicly available, the information for the investment advisers that was publicly available may not be representative of the industry and various other factors would impact the profitability data such as differences in services offered, business mix, expense methodology and allocations, capital structure and costs, complex size, and types of funds and other accounts managed.

The Independent Board Members noted this information supplemented the profitability information requested and received during the year and noted that two Independent Board Members served as point persons to review the profitability analysis and methodologies employed, and any changes thereto, and to keep the Board apprised of such changes during the year.

The Independent Board Members determined that Nuveen appeared to be sufficiently profitable to operate as a viable investment management firm and to honor its obligations as a sponsor of the Nuveen funds. The Independent Board Members noted the Adviser’s continued expenditures to upgrade its investment technology and increase personnel and recognized the Adviser’s continued commitment to its business to enhance the Adviser’s capacity and capabilities in providing the services necessary to meet the needs of the Nuveen funds as they grow or change over time. The Independent Board Members also noted that the sub-advisory fees for the Nuveen funds are paid by the Adviser, however, the Board recognized that many of the sub-advisers, including the Sub-Adviser, are affiliated with Nuveen. The Independent Board Members also noted the increased resources and support available to Nuveen as well as an improved capital structure as a result of the TIAA-CREF Transaction.

With respect to the Sub-Adviser, the Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2014. The Independent Board Members also reviewed profitability analysis reflecting the revenues, expenses and the revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ended December 31, 2014.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates received or were expected to receive that were directly attributable to the management of a Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds.

Based on their review, the Independent Board Members determined that the Adviser’s and the Sub-Adviser’s level of profitability was reasonable in light of the respective services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Independent Board Members recognized that, as the assets of a particular fund or the Nuveen complex in the aggregate increase over time, economies of scale may be realized, and the Independent Board Members considered the extent to which the funds benefit from such economies of scale. Although the Independent Board Members recognized that economies of scale are difficult to measure, the Board recognized that one method to help ensure the shareholders share in these benefits is to include breakpoints in the management fee schedule reducing fee rates as asset levels grow. The Independent Board Members noted that, subject to certain exceptions, the management fees of the funds in the Nuveen complex are generally comprised of a fund-level component and complex-level component. Each component of the management fee for each Fund included breakpoints to reduce management fee rates of the Fund as the Fund grows and, as described below, as the Nuveen complex grows. In addition to fund-specific breakpoint schedules which reduce the fee rates of a particular fund as its assets increase, the Independent Board Members recognized that the Adviser also passed on the benefits of economies of scale through the complex-wide fee arrangement which reduced management fee rates as assets in the fund complex reached certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflected the notion that some of Nuveen’s costs were attributable to services provided to all its funds in the complex, and therefore all funds benefit if these costs were spread over a larger asset base. The Independent Board Members reviewed the breakpoint and complex-wide schedules and the fee reductions achieved as a result of such structures for the 2014 calendar year.

60	Nuveen Investments

The Independent Board Members also noted that additional economies of scale were shared with shareholders of the Large Cap Select Fund through the adoption of a temporary expense cap. The Independent Board Members further considered that as part of the TIAA-CREF Transaction, Nuveen agreed, for a period of two years from the date of the closing of the TIAA-CREF Transaction, not to increase contractual management fees for any Nuveen fund and, with respect to funds with expense caps, not to raise expense cap levels for such funds from levels in effect at that time or scheduled to go into effect prior to the closing of the TIAA-CREF Transaction. The commitment would not limit or otherwise affect mergers or liquidations of any funds in the ordinary course.

Based on their review, the Independent Board Members concluded that the current fee structure was acceptable and reflected economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

The Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Funds. In this regard, the Independent Board Members recognized that an affiliate of the Adviser served as the Funds’ principal underwriter and may receive compensation therefore from, among other things, sales charges, distribution fees and shareholder services fees (which included fees received pursuant to any 12b-1 plan). The Independent Board Members therefore took into account, among other things, the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. The Funds’ portfolio transactions are allocated by the Sub-Adviser. Accordingly, the Independent Board Members considered that the Sub-Adviser may benefit from research provided by broker-dealers executing portfolio transactions on behalf of the Funds. With respect to any fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Similarly, the Board recognized that any research received pursuant to soft dollar arrangements by the Sub-Adviser may also benefit the Funds and shareholders to the extent the research enhanced the ability of the Sub-Adviser to manage the Funds. The Independent Board Members noted that the Sub-Adviser’s profitability may be somewhat lower if it had to acquire any such research services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Nuveen Investments	61

Notes

62	Nuveen Investments

Notes

Nuveen Investments	63

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed more than $220 billion as of September 30, 2015.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MAN-FSLCT-1015P        12544-INV-Y-12/16

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone and Jack B. Evans, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Funds’ auditor, billed to the Funds’ during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE AUDITOR BILLED TO THE FUND

Fiscal Year Ended October 31, 2015	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Dividend Value Fund	19,329	0	3,856	0
Nuveen Equity Index Fund	16,214	0	5,762	0
Nuveen Large Cap Growth Opportunities Fund	14,832	0	2,739	0
Nuveen Large Cap Select Fund	13,034	0	2,684	0
Nuveen Mid Cap Growth Opportunities Fund	18,172	0	4,408	0
Nuveen Mid Cap Index Fund	15,671	0	4,246	0
Nuveen Mid Cap Value Fund	13,378	0	2,695	0
Nuveen Small Cap Growth Opportunities Fund	13,281	0	2,689	0
Nuveen Small Cap Index Fund	13,430	0	2,694	0
Nuveen Small Cap Select Fund	13,810	0	5,718	0
Nuveen Small Cap Value Fund	13,389	0	2,692	0

Total	$164,540	$0	$40,185	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Dividend Value Fund	0%	0%	0%	0%
Nuveen Equity Index Fund	0%	0%	0%	0%
Nuveen Large Cap Growth Opportunities Fund	0%	0%	0%	0%
Nuveen Large Cap Select Fund	0%	0%	0%	0%
Nuveen Mid Cap Growth Opportunities Fund	0%	0%	0%	0%
Nuveen Mid Cap Index Fund	0%	0%	0%	0%
Nuveen Mid Cap Value Fund	0%	0%	0%	0%
Nuveen Small Cap Growth Opportunities Fund	0%	0%	0%	0%
Nuveen Small Cap Index Fund	0%	0%	0%	0%
Nuveen Small Cap Select Fund	0%	0%	0%	0%
Nuveen Small Cap Value Fund	0%	0%	0%	0%

October 31, 2014	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Dividend Value Fund	19,891	0	2,575	0
Nuveen Equity Index Fund	15,898	0	2,575	0
Nuveen Large Cap Growth Opportunities Fund	15,043	0	2,575	0
Nuveen Large Cap Select Fund	12,580	0	2,575	0
Nuveen Mid Cap Growth Opportunities Fund	18,035	0	2,575	0
Nuveen Mid Cap Index Fund	15,278	0	2,575	0
Nuveen Mid Cap Value Fund	13,055	0	2,575	0
Nuveen Small Cap Growth Opportunities Fund	12,811	0	2,575	0
Nuveen Small Cap Index Fund	13,027	0	2,575	0
Nuveen Small Cap Select Fund	14,263	0	2,575	0
Nuveen Small Cap Value Fund	12,901	0	2,575	0

Total	$162,782	$0	$28,325	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Dividend Value Fund	0%	0%	0%	0%
Nuveen Equity Index Fund	0%	0%	0%	0%
Nuveen Large Cap Growth Opportunities Fund	0%	0%	0%	0%
Nuveen Large Cap Select Fund	0%	0%	0%	0%
Nuveen Mid Cap Growth Opportunities Fund	0%	0%	0%	0%
Nuveen Mid Cap Index Fund	0%	0%	0%	0%
Nuveen Mid Cap Value Fund	0%	0%	0%	0%
Nuveen Small Cap Growth Opportunities Fund	0%	0%	0%	0%
Nuveen Small Cap Index Fund	0%	0%	0%	0%
Nuveen Small Cap Select Fund	0%	0%	0%	0%
Nuveen Small Cap Value Fund	0%	0%	0%	0%

Fiscal Year Ended October 31, 2015	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Funds, Inc.	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended October 31, 2014	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Funds, Inc.	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended October 31, 2015	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Dividend Value Fund	3,856	0	0	3,856
Nuveen Equity Index Fund	5,762	0	0	5,762
Nuveen Large Cap Growth Opportunities Fund	2,739	0	0	2,739
Nuveen Large Cap Select Fund	2,684	0	0	2,684
Nuveen Mid Cap Growth Opportunities Fund	4,408	0	0	4,409
Nuveen Mid Cap Index Fund	4,246	0	0	4,246
Nuveen Mid Cap Value Fund	2,695	0	0	2,695
Nuveen Small Cap Growth Opportunities Fund	2,689	0	0	2,689
Nuveen Small Cap Index Fund	2,694	0	0	2,694
Nuveen Small Cap Select Fund	5,718	0	0	5,719
Nuveen Small Cap Value Fund	2,692	0	0	2,692

Total	$40,185	$0	$0	$40,185

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Fiscal Year Ended October 31, 2014	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Dividend Value Fund	2,575	0	0	2,575
Nuveen Equity Index Fund	2,575	0	0	2,575
Nuveen Large Cap Growth Opportunities Fund	2,575	0	0	2,575
Nuveen Large Cap Select Fund	2,575	0	0	2,575
Nuveen Mid Cap Growth Opportunities Fund	2,575	0	0	2,575
Nuveen Mid Cap Index Fund	2,575	0	0	2,575
Nuveen Mid Cap Value Fund	2,575	0	0	2,575
Nuveen Small Cap Growth Opportunities Fund	2,575	0	0	2,575
Nuveen Small Cap Index Fund	2,575	0	0	2,575
Nuveen Small Cap Select Fund	2,575	0	0	2,575
Nuveen Small Cap Value Fund	2,575	0	0	2,575

Total	$28,325	$0	$0	$28,325

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

        Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Funds by the Funds’ independent accountant and (ii) all audit and non-audit services to be performed by the Funds’ independent accountant for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Funds. Regarding tax and research projects conducted by the independent accountant for the Funds and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Funds, Inc.

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: January 7, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: January 7, 2016

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: January 7, 2016